UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02794

MFS SERIES TRUST III

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: January 31

Date of reporting period: January 31, 2017

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

January 31, 2017

MFS® GLOBAL HIGH YIELD FUND

HYO-ANN

MFS® GLOBAL HIGH YIELD FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Despite June’s unexpected vote by the United Kingdom to leave the European Union and the surprising result in November’s U.S. presidential election, most markets have proved resilient. U.S. share prices quickly reversed post-Brexit declines, and indices reached new highs following the November elections. U.S. bond yields rose after Donald Trump’s victory on hopes that his proposed policy mix of lower taxes, increased spending on infrastructure and a lighter regulatory burden for businesses will lift both U.S. economic growth and inflation. However, interest rates in most developed markets remain very low, with major central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of still-low inflation. Even after the rise in yields following the election, interest rates remain low by historical standards.

Globally, economic growth has shown signs of recovery of late, led by the United States and the eurozone. Despite better growth, there are few immediate signs of worrisome inflation. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the already slow pace of global trade growth. Looking ahead, markets will have to contend with a series of European elections during 2017, which, depending on the outcomes, could further call into question the future direction of the European Union.

At MFS®, we believe in a patient, long-term approach to investing. Viewing investments with a long lens makes it possible to filter out short-term market noise and focus on achieving solid risk-adjusted returns over a full market cycle.

In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

March 20, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Cable TV	6.9%
Telecommunications – Wireless	5.3%
Medical & Health Technology & Services	5.2%
Building	4.9%
Energy – Independent	3.8%

Composition including fixed income credit quality (a)(i)
BBB	3.5%
BB	44.5%
B	38.6%
CCC	9.9%
CC	0.1%
C	0.1%
D	0.2%
Not Rated	0.4%
Non-Fixed Income	0.1%
Cash & Cash Equivalents	2.6%
Other (o)	(0.0)%

Portfolio facts (i)
Average Duration (d)	3.8
Average Effective Maturity (m)	7.5 yrs.

Issuer country weightings (i)(x)
United States	61.0%
United Kingdom	4.2%
Canada	3.2%
Germany	3.2%
Brazil	3.2%
Italy	2.7%
France	2.6%
Luxembourg	2.3%
Russia	2.2%
Other Countries	15.4%

2

Portfolio Composition – continued

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes any equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of the portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

The fund invests a portion of its assets in the MFS High Yield Pooled Portfolio. Percentages reflect exposure to the underlying holdings, including Cash & Cash Equivalents and Other, of the MFS High Yield Pooled Portfolio and not to the exposure from investing directly in the MFS High Yield Pooled Portfolio itself.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

Percentages are based on net assets as of 1/31/17.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended January 31, 2017, Class A shares of the MFS Global High Yield Fund (“fund”) provided a total return of 16.19%, at net asset value. This compares with a return of 19.58% for the fund’s benchmark, the BofA Merrill Lynch Global High Yield – Constrained Index (USD Hedged).

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during much of the reporting period, though signs of improved growth became evident in late 2016. The US Federal Reserve increased interest rates by 25 basis points at the end of the period, the second hike of the cycle which began in December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. During the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and EM economies was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge. Late in the period, the surprising US presidential election outcome prompted a significant rally in equities and a rise in bond yields in anticipation of a reflationary policy mix from the incoming Trump administration.

Headwinds from lower energy and commodity prices, which had spread beyond the energy, materials and industrial sectors early in the reporting period, abated later in the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the US dollar was an earnings headwind for multinationals late in the period. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt (“EMD”) as a result of the US presidential election, which raised concerns about the potential for a protectionist turn in US trade policy which could negatively impact EM economies. These concerns, along with rising expectations for US growth, inflation and interest rates, have turned the tables on flows into EMD. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

4

Management Review – continued

Factors Affecting Performance

During the reporting period, the fund’s lesser exposure to non-investment grade US bonds, particularly “C” and “CCC”-rated (r) securities, was a primary detractor from performance relative to the BofA Merrill Lynch Global High Yield – Constrained Index (USD Hedged). Within these credit quality segments, a lesser exposure to the energy sector, and a greater exposure to both the capital goods and communications sectors, held back relative returns. Additionally, weak bond selection within US issues, particularly in the industrial other and consumer non cyclical sectors, weighed on relative returns.

The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when bond markets generally rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Conversely, the fund’s lesser-than-benchmark exposure to Europe/UK issues and positive security selection within “BB” and “B” rated securities, most notably within the communications sector, strengthened relative performance.

Respectfully,

William Adams	David Cole	Matt Ryan
Portfolio Manager	Portfolio Manager	Portfolio Manager

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

This discussion reflects the fund’s investment in securities held within the fund’s portfolio as well as those securities held within the MFS High Yield Pooled Portfolio

5

PERFORMANCE SUMMARY THROUGH 1/31/17

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 1/31/17

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	7/01/98	16.19%	5.78%	5.39%	N/A
B	7/01/98	15.32%	4.96%	4.62%	N/A
C	7/01/98	15.54%	5.00%	4.66%	N/A
I	7/01/98	16.47%	6.01%	5.65%	N/A
R1	6/02/08	15.32%	4.96%	N/A	5.30%
R2	6/02/08	15.88%	5.49%	N/A	5.83%
R3	6/02/08	16.19%	5.75%	N/A	6.11%
R4	6/02/08	16.42%	6.15%	N/A	6.43%
R6 (formerly Class R5)	6/02/08	16.61%	6.13%	N/A	6.36%
Comparative benchmark
BofA Merrill Lynch Global High Yield-Constrained Index (USD Hedged) (f)		19.58%	7.77%	7.89%	N/A
Average annual with sales charge
A With Initial Sales Charge (4.25%)		11.25%	4.87%	4.93%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		11.32%	4.64%	4.62%	N/A
C With CDSC (1% for 12 months) (v)		14.54%	5.00%	4.66%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares. Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

BofA Merrill Lynch Global High Yield-Constrained Index (USD Hedged) – tracks the performance of below investment grade corporate debt of issuers domiciled in countries having an investment grade foreign currency long-term debt rating (based on an average of Moody’s and S&P). The Index is weighted by outstanding issuance, but constrained such that the percentage of any one issuer may not represent more than 2% of the Index.

It is not possible to invest directly in an index.

7

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, August 1, 2016 through January 31, 2017

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying MFS Pooled Portfolio in which the fund invests. MFS Pooled Portfolios are mutual funds advised by MFS that do not pay management fees to MFS but do incur investment and operating costs. If these transactional and indirect costs were included, your costs would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2016 through January 31, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 8/01/16	Ending Account Value 1/31/17	Expenses Paid During Period (p) 8/01/16-1/31/17
A	Actual	1.05%	$1,000.00	$1,047.50	$5.40
	Hypothetical (h)	1.05%	$1,000.00	$1,019.86	$5.33
B	Actual	1.80%	$1,000.00	$1,041.86	$9.24
	Hypothetical (h)	1.80%	$1,000.00	$1,016.09	$9.12
C	Actual	1.80%	$1,000.00	$1,043.60	$9.25
	Hypothetical (h)	1.80%	$1,000.00	$1,016.09	$9.12
I	Actual	0.80%	$1,000.00	$1,047.07	$4.12
	Hypothetical (h)	0.80%	$1,000.00	$1,021.11	$4.06
R1	Actual	1.80%	$1,000.00	$1,043.57	$9.25
	Hypothetical (h)	1.80%	$1,000.00	$1,016.09	$9.12
R2	Actual	1.30%	$1,000.00	$1,044.45	$6.68
	Hypothetical (h)	1.30%	$1,000.00	$1,018.60	$6.60
R3	Actual	1.05%	$1,000.00	$1,047.50	$5.40
	Hypothetical (h)	1.05%	$1,000.00	$1,019.86	$5.33
R4	Actual	0.80%	$1,000.00	$1,046.99	$4.12
	Hypothetical (h)	0.80%	$1,000.00	$1,021.11	$4.06
R6 (formerly Class R5)	Actual	0.70%	$1,000.00	$1,049.34	$3.61
	Hypothetical (h)	0.70%	$1,000.00	$1,021.62	$3.56

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

1/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 31.2%
Issuer	Shares/Par		Value ($)

Aerospace - 0.3%
TA Aerospace, 3.625%, 4/15/2023 (n)	EUR	1,225,000	$1,351,349

Asset-Backed & Securitized - 0.1%
Citigroup Commercial Mortgage Trust, FRN, 5.714%, 12/10/2049		$2,500,000	$192,500
Crest Ltd., CDO, 7%, 1/28/2040 (a)(p)		1,587,074	211,652
LB Commercial Conduit Mortgage Trust, FRN, 1.152%, 2/18/2030 (i)		101,877	1
Morgan Stanley Capital I, Inc., FRN, 1.481%, 4/28/2039 (i)(z)		489,901	3,410

			$407,563
Automotive - 1.1%
IHO Verwaltungs GbmH, 3.75%, 9/15/2026 (n)	EUR	1,200,000	$1,298,379
Schaeffler Finance B.V., 3.25%, 5/15/2025 (n)	EUR	905,000	1,040,469
Volkswagen International Finance N.V., 3.5% to 3/20/2030, FRN to 12/31/2049	EUR	1,445,000	1,419,364
ZF North America Capital, Inc., 4.5%, 4/29/2022 (n)		$400,000	410,500
ZF North America Capital, Inc., 4.75%, 4/29/2025 (n)		705,000	716,774

			$4,885,486
Building - 2.3%
CEMEX S.A.B. de C.V., 5.7%, 1/11/2025		$200,000	$202,300
Cimpor Financial Operations B.V., 5.75%, 7/17/2024 (n)		918,000	798,201
Cimpor Financial Operations B.V., 5.75%, 7/17/2024		725,000	630,388
Elementia S.A. de C.V., 5.5%, 1/15/2025 (n)		1,664,000	1,605,760
Grupo Cementos de Chihuahua S.A.B. de C.V., 8.125%, 2/08/2020		1,563,000	1,625,520
Grupo Cementos de Chihuahua S.A.B. de C.V., 8.125%, 2/08/2020 (n)		795,000	826,800
Paroc Group Oy, 6.25%, 5/15/2020	EUR	1,225,000	1,356,307
Titan Global Finance PLC, 4.25%, 7/10/2019	EUR	1,125,000	1,270,909
Union Andina de Cementos S.A.A., 5.875%, 10/30/2021 (n)		$1,627,000	1,680,040

			$9,996,225
Business Services - 0.3%
Worldpay Finance PLC, 3.75%, 11/15/2022	EUR	540,000	$619,072
Worldpay Finance PLC, 3.75%, 11/15/2022 (n)	EUR	479,000	549,139

			$1,168,211
Cable TV - 2.9%
Altice Financing S.A., 6.625%, 2/15/2023 (n)		$400,000	$419,000
Altice Financing S.A., 7.5%, 5/15/2026 (n)		1,975,000	2,083,625

11

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Cable TV - continued
Altice Finco S.A., 8.125%, 1/15/2024 (n)		$278,000	$295,375
Cogeco Communications, Inc., 4.875%, 5/01/2020 (n)		1,135,000	1,169,050
LGE Holdco VI B.V., 7.125%, 5/15/2024	EUR	380,000	467,127
LGE Holdco VI B.V., 7.125%, 5/15/2024 (n)		$755,000	928,107
Telenet Group Holding N.V., 6.25%, 8/15/2022 (n)	EUR	780,000	890,510
Unitymedia Hessen NRW GmbH, 6.25%, 1/15/2029	EUR	1,160,000	1,404,866
Unitymedia KabelBW GmbH, 6.125%, 1/15/2025 (n)		$200,000	206,750
Videotron Ltd., 5.375%, 6/15/2024 (n)		1,590,000	1,661,550
Virgin Media Secured Finance PLC, 5.25%, 1/15/2026 (n)		485,000	486,634
VTR Finance B.V., 6.875%, 1/15/2024 (n)		1,320,000	1,386,000
Ziggo Bond Co. B.V., 3.75%, 1/15/2025	EUR	900,000	990,592

			$12,389,186
Chemicals - 1.3%
Axalta Coating Systems Dutch Holding B.V., 3.75%, 1/15/2025 (n)	EUR	1,435,000	$1,587,810
Consolidated Energy Finance S.A., 6.75%, 10/15/2019 (n)		$1,354,000	1,357,385
Consolidated Energy Finance S.A., 6.75%, 10/15/2019		200,000	200,500
INEOS Group Holdings S.A., 5.75%, 2/15/2019	EUR	760,000	835,434
SPCM S.A., 2.875%, 6/15/2023	EUR	720,000	785,043
SPCM S.A., 2.875%, 6/15/2023 (n)	EUR	647,000	705,449

			$5,471,621
Conglomerates - 0.6%
Grupo Kuo S.A.B. de C.V., 6.25%, 12/04/2022		$1,505,000	$1,480,168
Votorantim Cimentos S.A., 7.25%, 4/05/2041		1,154,000	1,125,035

			$2,605,203
Construction - 0.5%
Buzzi Unicem S.p.A., 2.125%, 4/28/2023	EUR	1,440,000	$1,595,081
Empresas ICA S.A.B. de C.V., 8.375%, 7/24/2017 (a)(d)(n)		$150,000	33,150
Empresas ICA S.A.B. de C.V., 8.375%, 7/24/2017 (a)(d)		291,000	64,311
Empresas ICA S.A.B. de C.V., 8.9%, 2/04/2021 (a)(d)		1,639,000	346,239
Empresas ICA S.A.B. de C.V., 8.875%, 5/29/2024 (a)(d)(n)		915,000	202,101

			$2,240,882
Consumer Services - 0.3%
Grupo Posadas S.A.B. de C.V., 7.875%, 6/30/2022 (n)		$1,332,000	$1,336,995

Containers - 0.6%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.125%, 5/15/2023	EUR	1,260,000	$1,438,380
San Miguel Industrias PET S.A., 7.75%, 11/06/2020 (n)		$1,211,000	1,283,055

			$2,721,435

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Emerging Market Quasi-Sovereign - 2.4%
Banco de Reservas de la Republica Dominicana, 7%, 2/01/2023 (n)	$606,000	$607,097
Banco do Brasil S.A., 6.25% to 4/15/2024, FRN to 12/31/2049 (n)	935,000	756,181
Banco do Brasil S.A., 9% to 6/18/2024, FRN to 12/31/2049	910,000	919,100
Gazprom OAO Via Gaz Capital S.A., 4.95%, 7/19/2022	1,640,000	1,688,223
Petrobras Global Finance B.V., 8.375%, 5/23/2021	1,211,000	1,350,265
Petrobras Global Finance B.V., 8.75%, 5/23/2026	71,000	79,974
Petrobras Global Finance B.V., 4.375%, 5/20/2023	1,181,000	1,089,473
Petrobras Global Finance B.V., 6.25%, 3/17/2024	1,080,000	1,084,320
Petroleos Mexicanos, 6.5%, 3/13/2027 (n)	540,000	555,363
Sberbank of Russia, 5.25%, 5/23/2023	1,115,000	1,128,938
Southern Gas Corridor CJSC, 6.875%, 3/24/2026 (n)	422,000	456,022
Trade & Development Bank of Mongolia LLC, 9.375%, 5/19/2020 (n)	600,000	593,961

		$10,308,917
Emerging Market Sovereign - 2.4%
Dominican Republic, 7.5%, 5/06/2021 (n)	$790,000	$869,000
Dominican Republic, 5.875%, 4/18/2024 (n)	111,000	113,850
Government of Jamaica, 7.875%, 7/28/2045	499,000	554,125
Republic of Argentina, 6.875%, 4/22/2021 (n)	255,000	271,193
Republic of Argentina, 7.5%, 4/22/2026 (n)	1,204,000	1,256,976
Republic of Argentina, 6.875%, 1/26/2027 (z)	1,472,000	1,457,280
Republic of Argentina, 7.125%, 7/06/2036 (n)	851,000	800,791
Republic of Croatia, 5.5%, 4/04/2023 (n)	1,064,000	1,131,617
Republic of Ecuador, 10.5%, 3/24/2020 (n)	1,446,000	1,579,755
Republic of Sri Lanka, 6.125%, 6/03/2025	1,143,000	1,096,110
Republic of Venezuela, 7%, 3/31/2038	965,000	429,425
Russian Federation, 5%, 4/29/2020	800,000	854,000

		$10,414,122
Energy - Independent - 0.0%
Afren PLC, 6.625%, 12/09/2020 (a)(d)(n)	$528,000	$106
Afren PLC, 11.5%, 2/01/2016 (a)(d)(n)	1,000,000	200
Seven Generations Energy, 8.25%, 5/15/2020 (n)	140,000	148,575

		$148,881
Energy - Integrated - 0.9%
Cenovus Energy, Inc., 6.75%, 11/15/2039	$350,000	$393,192
Inkia Energy Ltd., 8.375%, 4/04/2021	1,597,000	1,652,895
LUKOIL International Finance B.V., 4.563%, 4/24/2023	1,655,000	1,667,744

		$3,713,831

13

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Entertainment - 0.5%
CPUK Finance Ltd., 7%, 2/28/2042	GBP	360,000	$478,945
CPUK Finance Ltd., 7%, 2/28/2042 (n)	GBP	1,110,000	1,476,746

			$1,955,691
Food & Beverages - 0.9%
Central American Bottling Corp., 5.75%, 1/31/2027 (z)		$1,375,000	$1,384,900
JBS Investments GmbH, 7.75%, 10/28/2020 (n)		979,000	1,035,293
JBS Investments GmbH, 7.25%, 4/03/2024		538,000	564,228
Marfrig Holdings (Europe) B.V., 8%, 6/08/2023 (n)		760,000	800,850

			$3,785,271
Gaming & Lodging - 0.6%
Cirsa Funding Luxembourg S.A., 5.875%, 5/15/2023	EUR	1,350,000	$1,513,286
Great Canadian Gaming Corp., 6.625%, 7/25/2022 (n)	CAD	1,375,000	1,112,152

			$2,625,438
Industrial - 0.6%
Galapagos Holding S.A., 7%, 6/15/2022	EUR	1,031,000	$942,681
Galapagos S.A., 5.375%, 6/15/2021	EUR	158,000	167,593
Transfield Services Ltd., 8.375%, 5/15/2020 (n)		$1,500,000	1,575,000

			$2,685,274
International Market Quasi-Sovereign - 0.3%
Electricite de France S.A., 5.375% to 1/29/2025, FRN to 12/31/2049	EUR	1,100,000	$1,193,557

Machinery & Tools - 1.1%
Ashtead Capital, Inc., 5.625%, 10/01/2024 (n)		$620,000	$651,000
CNH Industrial Finance Europe S.A., 2.875%, 5/17/2023	EUR	2,260,000	2,497,612
Loxam SAS, 7%, 7/23/2022	EUR	1,500,000	1,705,880

			$4,854,492
Major Banks - 1.6%
Banco Bilbao Vizcaya Argentaria S.A. , 8.875% to 4/14/2021, FRN to 12/31/2049	EUR	800,000	$932,688
Barclays PLC, 8% to 12/15/2020, FRN to 12/31/2049	EUR	1,445,000	1,682,765
Royal Bank of Scotland Group PLC, 6%, 12/19/2023		$1,850,000	1,945,282
Royal Bank of Scotland Group PLC, 3.625% to 3/25/2019, FRN to 3/25/2024	EUR	1,850,000	2,023,215
Royal Bank of Scotland Group PLC, 7.5% to 8/10/2020, FRN to 12/31/2049		$325,000	315,250

			$6,899,200
Medical & Health Technology & Services - 0.4%
Medi-Partenaires SAS, 7%, 5/15/2020	EUR	1,300,000	$1,477,110

14

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Metals & Mining - 0.6%
Bluescope Steel Finance Ltd./Bluescope Steel, 6.5%, 5/15/2021 (n)		$475,000	$502,906
First Quantum Minerals Ltd., 7%, 2/15/2021 (n)		225,000	230,625
Freeport-McMoRan, Inc., 5.45%, 3/15/2043		230,000	197,800
Lundin Mining Corp., 7.5%, 11/01/2020 (n)		150,000	159,063
Lundin Mining Corp., 7.875%, 11/01/2022 (n)		150,000	163,500
Petra Diamonds U.S. Treasury PLC, 8.25%, 5/31/2020		360,000	378,000
Petra Diamonds U.S. Treasury PLC, 8.25%, 5/31/2020 (n)		955,000	1,002,750

			$2,634,644
Network & Telecom - 0.9%
Columbus International, Inc., 7.375%, 3/30/2021 (n)		$1,387,000	$1,473,688
Columbus International, Inc., 7.375%, 3/30/2021		200,000	212,500
Telecom Italia S.p.A., 5.303%, 5/30/2024 (n)		2,240,000	2,252,310

			$3,938,498
Oil Services - 0.1%
Odebrecht Offshore Drilling Finance Ltd., 6.75%, 10/01/2022 (n)		$1,617,628	$529,773

Oils - 0.1%
CITGO Holding, Inc., 10.75%, 2/15/2020 (n)		$275,000	$293,783

Other Banks & Diversified Financials - 1.8%
Banco de Bogota S.A., 6.25%, 5/12/2026 (n)		$2,137,000	$2,220,343
Banco Popolare Societa Cooperativa, 3.5%, 3/14/2019	EUR	1,280,000	1,426,902
BBVA Subordinated Capital S.A.U., 3.5% to 4/11/2019, FRN to 4/11/2024	EUR	900,000	1,012,489
Deutsche Bank AG, 6% to 4/30/2022, FRN to 12/31/2049	EUR	900,000	848,163
Groupe BPCE S.A., 12.5% to 9/30/2019, FRN to 12/31/2049 (n)		407,000	498,575
UBS AG, 6.875%, 12/31/2049		710,000	707,117
UniCredit S.p.A. , 6.75% to 9/10/2021, FRN to 12/31/2049	EUR	1,080,000	1,087,164

			$7,800,753
Pharmaceuticals - 0.2%
Catalent Pharma Solutions, Inc., 4.75%, 12/15/2024 (z)	EUR	545,000	$616,593

Pollution Control - 0.1%
Paprec Holding S.A., 5.25%, 4/01/2022 (n)	EUR	365,000	$416,232

Restaurants - 0.3%
Stonegate Pub Co. Financing PLC, 5.75%, 4/15/2019	GBP	1,075,000	$1,378,045

Retailers - 0.8%
AA Bond Co. Ltd., 5.5%, 7/31/2022 (n)	GBP	545,000	$701,036
AA Bond Co. Ltd., 5.5%, 7/31/2022	GBP	395,000	508,090

15

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Retailers - continued
Dufry Finance S.C.A., 4.5%, 8/01/2023	EUR	1,080,000	$1,246,677
Kirk Beauty Zero GmbH, 6.25%, 7/15/2022 (n)	EUR	600,000	705,281
Parfümerie Douglas GmbH, 6.25%, 7/15/2022	EUR	100,000	117,547

			$3,278,631
Supermarkets - 0.3%
Casino Guichard Perrachon S.A., 4.87% to 1/31/2019, FRN to 12/31/2049	EUR	1,200,000	$1,275,969

Telecommunications - Wireless - 2.2%
Altice Luxembourg S.A., 7.75%, 5/15/2022 (n)		$1,130,000	$1,199,213
Altice Luxembourg S.A., 7.625%, 2/15/2025 (n)		200,000	211,500
Comcel Trust, 6.875%, 2/06/2024 (n)		459,000	480,803
Digicel Group Ltd., 8.25%, 9/30/2020 (n)		423,000	374,884
Digicel Group Ltd., 6%, 4/15/2021 (n)		1,436,000	1,338,783
Digicel Group Ltd., 6.75%, 3/01/2023		341,000	316,917
Digicel Group Ltd., 6.75%, 3/01/2023 (n)		400,000	371,750
Millicom International Cellular S.A., 6.625%, 10/15/2021 (n)		1,314,000	1,373,130
MTS International Funding Ltd., 5%, 5/30/2023 (n)		2,138,000	2,200,130
VimpelCom Ltd., 5.95%, 2/13/2023 (n)		1,550,000	1,621,610

			$9,488,720
Transportation - Services - 0.8%
Delhi International Airport Private Ltd., 6.125%, 10/31/2026		$1,105,000	$1,147,481
Europcar Groupe S.A., 5.75%, 6/15/2022	EUR	1,080,000	1,218,254
Navios South American Logistics, Inc., 7.25%, 5/01/2022		$335,000	309,456
Navios South American Logistics, Inc./Navios Logistics Finance (U.S.), Inc., 7.25%, 5/01/2022 (n)		990,000	914,513
Ultrapetrol Bahamas Ltd., 8.875%, 6/15/2021 (a)(d)		147,000	25,725

			$3,615,429
Utilities - Electric Power - 1.0%
Enel S.p.A., 8.75% to 9/24/2023, FRN to 9/24/2073 (n)		$955,000	$1,088,700
Greenko Dutch B.V., 8%, 8/01/2019 (n)		1,060,000	1,124,925
TerraForm Global Operating LLC, 9.75%, 8/15/2022 (n)		1,730,000	1,907,325

			$4,120,950
Total Bonds (Identified Cost, $141,008,357)			$134,023,960

Common Stocks - 0.1%
Energy - Independent - 0.1%
Pacific Exploration & Production Corp. (Identified Cost, $463,979) (a)		13,255	$530,412

16

Portfolio of Investments – continued

Underlying Affiliated Funds - 66.5%
Issuer	Shares/Par	Value ($)
MFS High Yield Pooled Portfolio (v)(y) (Identified Cost, $309,101,657)	30,764,069	$285,490,558

Money Market Funds - 1.6%
MFS Institutional Money Market Portfolio, 0.62% (v) (Identified Cost, $6,785,396)	6,785,401	$6,785,401
Total Investments (Identified Cost, $457,359,389)		$426,830,331

Other Assets, Less Liabilities - 0.6%		2,497,416
Net Assets - 100.0%		$429,327,747

(a)	Non-income producing security.
(d)	In default.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $67,458,816, representing 15.7% of net assets.
(p)	Payment-in-kind security for which interest income may be received in additional securities and/or cash. During the period, no interest income was received in additional securities and/or cash.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(y)	The annual report for MFS High Yield Pooled Portfolio as of January 31, 2017 has been included as Appendix A.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Catalent Pharma Solutions, Inc., 4.75%, 12/15/2024	12/02/16	$581,161	$616,593
Central American Bottling Corp., 5.75%, 1/31/2027	1/25/17	1,362,146	1,384,900
Morgan Stanley Capital I, Inc., FRN, 1.481%, 4/28/2039	7/20/04	54,147	3,410
Republic of Argentina, 6.875%, 1/26/2027	1/19/17	1,458,944	1,457,280
Total Restricted Securities			$3,462,183
% of Net assets			0.8%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.
PLC	Public Limited Company

17

Portfolio of Investments – continued

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound

Derivative Contracts at 1/31/17

Forward Foreign Currency Exchange Contracts at 1/31/17

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	GBP	Merrill Lynch International	4,408,875	3/10/17	$5,600,374	$5,550,139	$50,235

Liability Derivatives
SELL	CAD	Merrill Lynch International	1,375,000	3/10/17	$1,037,670	$1,057,034	$(19,364)
SELL	EUR	Citibank NA	41,146,974	3/10/17	44,289,204	44,479,797	(190,593)
SELL	EUR	Morgan Stanley Capital Services, Inc	545,000	3/10/17	584,307	589,144	(4,837)
SELL	GBP	Barclays PLC	419,967	3/10/17	521,767	528,677	(6,910)

							$(221,704)

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 1/31/17

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $141,472,336)	$134,554,372
Underlying affiliated funds, at value (identified cost, $315,887,053)	292,275,959
Total investments, at value (identified cost, $457,359,389)	$426,830,331
Cash	19,101
Foreign currency, at value (identified cost, $33,059)	6,597
Receivables for
Forward foreign currency exchange contracts	50,235
Investments sold	1,864,583
Fund shares sold	930,554
Interest	2,260,895
Receivable from investment adviser	86,529
Other assets	2,361
Total assets	$432,051,186
Liabilities
Payables for
Distributions	$246,553
Forward foreign currency exchange contracts	221,704
Investments purchased	397,949
Fund shares reacquired	1,454,160
Payable to affiliates
Shareholder servicing costs	129,233
Distribution and service fees	7,779
Payable for independent Trustees’ compensation	2,068
Deferred country tax expense payable	107,803
Accrued expenses and other liabilities	156,190
Total liabilities	$2,723,439
Net assets	$429,327,747
Net assets consist of
Paid-in capital	$521,251,710
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $36,045 deferred country tax)	(30,763,673)
Accumulated net realized gain (loss) on investments and foreign currency	(61,326,250)
Undistributed net investment income	165,960
Net assets	$429,327,747
Shares of beneficial interest outstanding	69,585,520

19

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$235,889,172	38,234,971	$6.17
Class B	14,771,862	2,389,925	6.18
Class C	65,782,168	10,672,827	6.16
Class I	92,227,227	14,944,122	6.17
Class R1	102,659	16,613	6.18
Class R2	210,704	34,088	6.18
Class R3	9,011,799	1,460,652	6.17
Class R4	6,995,844	1,128,355	6.20
Class R6 (formerly Class R5)	4,336,312	703,967	6.16

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $6.44 [100 / 95.75 x $6.17]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

20

Financial Statements

STATEMENT OF OPERATIONS

Year ended 1/31/17

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$8,598,683
Dividends	19
Dividends from underlying affiliated funds	18,759,719
Total investment income	$27,358,421
Expenses
Management fee	$2,773,001
Distribution and service fees	1,436,455
Shareholder servicing costs	545,040
Administrative services fee	76,001
Independent Trustees’ compensation	11,563
Custodian fee	65,431
Shareholder communications	88,264
Audit and tax fees	82,321
Legal fees	82,072
Miscellaneous	149,939
Total expenses	$5,310,087
Fees paid indirectly	(403)
Reduction of expenses by investment adviser and distributor	(466,355)
Net expenses	$4,843,329
Net investment income	$22,515,092
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers (net of $71,758 country tax)	$(6,669,793)
Underlying affiliated funds	(1,553,234)
Futures contracts	18,914
Foreign currency	1,756,326
Net realized gain (loss) on investments and foreign currency	$(6,447,787)
Change in unrealized appreciation (depreciation)
Investments (net of $36,045 increase in deferred country tax)	$47,882,300
Futures contracts	37,977
Translation of assets and liabilities in foreign currencies	(263,337)
Net unrealized gain (loss) on investments and foreign currency translation	$47,656,940
Net realized and unrealized gain (loss) on investments and foreign currency	$41,209,153
Change in net assets from operations	$63,724,245

See Notes to Financial Statements

21

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 1/31
	2017	2016
Change in net assets
From operations
Net investment income	$22,515,092	$25,938,551
Net realized gain (loss) on investments and foreign currency	(6,447,787)	(3,398,937)
Net unrealized gain (loss) on investments and foreign currency translation	47,656,940	(47,326,442)
Change in net assets from operations	$63,724,245	$(24,786,828)
Distributions declared to shareholders
From net investment income	$(23,939,460)	$(28,715,702)
Change in net assets from fund share transactions	$(21,314,057)	$(65,742,404)
Total change in net assets	$18,470,728	$(119,244,934)
Net assets
At beginning of period	410,857,019	530,101,953
At end of period (including undistributed net investment income of $165,960 and $632,892, respectively)	$429,327,747	$410,857,019

See Notes to Financial Statements

22

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 1/31
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$5.62	$6.32	$6.57	$6.64	$6.30
Income (loss) from investment operations
Net investment income (d)	$0.32	$0.33	$0.36	$0.38	$0.42
Net realized and unrealized gain (loss) on investments and foreign currency	0.57	(0.66)	(0.23)	(0.06)	0.35
Total from investment operations	$0.89	$(0.33)	$0.13	$0.32	$0.77
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.37)	$(0.38)	$(0.39)	$(0.43)
Net asset value, end of period (x)	$6.17	$5.62	$6.32	$6.57	$6.64
Total return (%) (r)(s)(t)(x)	16.19	(5.54)	1.97	5.00	12.73
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.16	1.13	1.12	1.11	1.14
Expenses after expense reductions (f)(h)	1.05	1.05	1.05	1.05	1.05
Net investment income	5.37	5.38	5.42	5.84	6.54
Portfolio turnover	16	16	18	38	48
Net assets at end of period (000 omitted)	$235,889	$226,692	$281,874	$366,654	$412,834

See Notes to Financial Statements

23

Financial Highlights – continued

Class B	Years ended 1/31
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$5.63	$6.33	$6.59	$6.65	$6.32
Income (loss) from investment operations
Net investment income (d)	$0.28	$0.29	$0.31	$0.33	$0.37
Net realized and unrealized gain (loss) on investments and foreign currency	0.57	(0.67)	(0.24)	(0.05)	0.35
Total from investment operations	$0.85	$(0.38)	$0.07	$0.28	$0.72
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.32)	$(0.33)	$(0.34)	$(0.39)
Net asset value, end of period (x)	$6.18	$5.63	$6.33	$6.59	$6.65
Total return (%) (r)(s)(t)(x)	15.32	(6.23)	1.06	4.37	11.71
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.91	1.88	1.87	1.86	1.89
Expenses after expense reductions (f)(h)	1.80	1.80	1.80	1.80	1.80
Net investment income	4.62	4.62	4.65	5.08	5.77
Portfolio turnover	16	16	18	38	48
Net assets at end of period (000 omitted)	$14,772	$16,518	$23,026	$27,959	$33,338

Class C	Years ended 1/31
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$5.61	$6.32	$6.56	$6.63	$6.30
Income (loss) from investment operations
Net investment income (d)	$0.28	$0.29	$0.31	$0.33	$0.37
Net realized and unrealized gain (loss) on investments and foreign currency	0.57	(0.68)	(0.22)	(0.06)	0.35
Total from investment operations	$0.85	$(0.39)	$0.09	$0.27	$0.72
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.32)	$(0.33)	$(0.34)	$(0.39)
Net asset value, end of period (x)	$6.16	$5.61	$6.32	$6.56	$6.63
Total return (%) (r)(s)(t)(x)	15.35	(6.41)	1.36	4.21	11.73
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.91	1.88	1.88	1.86	1.89
Expenses after expense reductions (f)(h)	1.80	1.80	1.80	1.80	1.80
Net investment income	4.63	4.64	4.66	5.10	5.79
Portfolio turnover	16	16	18	38	48
Net assets at end of period (000 omitted)	$65,782	$65,213	$81,975	$93,058	$99,786

See Notes to Financial Statements

24

Financial Highlights – continued

Class I	Years ended 1/31
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$5.62	$6.33	$6.58	$6.65	$6.31
Income (loss) from investment operations
Net investment income (d)	$0.33	$0.35	$0.37	$0.40	$0.44
Net realized and unrealized gain (loss) on investments and foreign currency	0.58	(0.67)	(0.22)	(0.06)	0.35
Total from investment operations	$0.91	$(0.32)	$0.15	$0.34	$0.79
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.39)	$(0.40)	$(0.41)	$(0.45)
Net asset value, end of period (x)	$6.17	$5.62	$6.33	$6.58	$6.65
Total return (%) (r)(s)(x)	16.47	(5.45)	2.23	5.26	13.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.91	0.88	0.87	0.86	0.89
Expenses after expense reductions (f)(h)	0.80	0.80	0.80	0.80	0.80
Net investment income	5.59	5.61	5.61	6.05	6.74
Portfolio turnover	16	16	18	38	48
Net assets at end of period (000 omitted)	$92,227	$84,620	$130,780	$85,542	$70,977

Class R1	Years ended 1/31
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$5.63	$6.33	$6.58	$6.65	$6.32
Income (loss) from investment operations
Net investment income (d)	$0.28	$0.29	$0.31	$0.33	$0.37
Net realized and unrealized gain (loss) on investments and foreign currency	0.57	(0.67)	(0.23)	(0.06)	0.35
Total from investment operations	$0.85	$(0.38)	$0.08	$0.27	$0.72
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.32)	$(0.33)	$(0.34)	$(0.39)
Net asset value, end of period (x)	$6.18	$5.63	$6.33	$6.58	$6.65
Total return (%) (r)(s)(x)	15.32	(6.23)	1.21	4.22	11.71
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.91	1.88	1.87	1.86	1.89
Expenses after expense reductions (f)(h)	1.80	1.80	1.80	1.80	1.80
Net investment income	4.62	4.65	4.65	5.07	5.70
Portfolio turnover	16	16	18	38	48
Net assets at end of period (000 omitted)	$103	$163	$227	$236	$207

See Notes to Financial Statements

25

Financial Highlights – continued

Class R2	Years ended 1/31
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$5.63	$6.33	$6.59	$6.65	$6.32
Income (loss) from investment operations
Net investment income (d)	$0.31	$0.32	$0.34	$0.37	$0.40
Net realized and unrealized gain (loss) on investments and foreign currency	0.57	(0.67)	(0.23)	(0.06)	0.35
Total from investment operations	$0.88	$(0.35)	$0.11	$0.31	$0.75
Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.35)	$(0.37)	$(0.37)	$(0.42)
Net asset value, end of period (x)	$6.18	$5.63	$6.33	$6.59	$6.65
Total return (%) (r)(s)(x)	15.88	(5.75)	1.57	4.90	12.26
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.41	1.38	1.37	1.36	1.39
Expenses after expense reductions (f)(h)	1.30	1.30	1.30	1.30	1.30
Net investment income	5.10	5.16	5.14	5.57	6.22
Portfolio turnover	16	16	18	38	48
Net assets at end of period (000 omitted)	$211	$175	$248	$232	$253

Class R3	Years ended 1/31
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$5.62	$6.32	$6.57	$6.64	$6.31
Income (loss) from investment operations
Net investment income (d)	$0.32	$0.33	$0.36	$0.38	$0.40
Net realized and unrealized gain (loss) on investments and foreign currency	0.57	(0.66)	(0.23)	(0.06)	0.36
Total from investment operations	$0.89	$(0.33)	$0.13	$0.32	$0.76
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.37)	$(0.38)	$(0.39)	$(0.43)
Net asset value, end of period (x)	$6.17	$5.62	$6.32	$6.57	$6.64
Total return (%) (r)(s)(x)	16.19	(5.54)	1.97	5.00	12.55
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.16	1.13	1.13	1.11	1.12
Expenses after expense reductions (f)(h)	1.05	1.05	1.05	1.05	1.05
Net investment income	5.35	5.39	5.41	5.83	6.06
Portfolio turnover	16	16	18	38	48
Net assets at end of period (000 omitted)	$9,012	$7,153	$7,722	$7,751	$7,588

See Notes to Financial Statements

26

Financial Highlights – continued

Class R4	Years ended 1/31
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$5.65	$6.36	$6.62	$6.69	$6.30
Income (loss) from investment operations
Net investment income (d)	$0.34	$0.35	$0.37	$0.40	$0.45
Net realized and unrealized gain (loss) on investments and foreign currency	0.57	(0.67)	(0.23)	(0.06)	0.39
Total from investment operations	$0.91	$(0.32)	$0.14	$0.34	$0.84
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.39)	$(0.40)	$(0.41)	$(0.45)
Net asset value, end of period (x)	$6.20	$5.65	$6.36	$6.62	$6.69
Total return (%) (r)(s)(x)	16.42	(5.39)	2.09	5.27	13.85
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.90	0.87	0.87	0.85	0.89
Expenses after expense reductions (f)(h)	0.80	0.80	0.80	0.80	0.80
Net investment income	5.58	5.58	5.60	6.05	6.98
Portfolio turnover	16	16	18	38	48
Net assets at end of period (000 omitted)	$6,996	$6,495	$3,690	$1,542	$1,431

Class R6 (formerly Class R5) (y)	Years ended 1/31
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$5.61	$6.32	$6.57	$6.63	$6.29
Income (loss) from investment operations
Net investment income (d)	$0.34	$0.34	$0.38	$0.40	$0.44
Net realized and unrealized gain (loss) on investments and foreign currency	0.57	(0.66)	(0.22)	(0.05)	0.35
Total from investment operations	$0.91	$(0.32)	$0.16	$0.35	$0.79
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.39)	$(0.41)	$(0.41)	$(0.45)
Net asset value, end of period (x)	$6.16	$5.61	$6.32	$6.57	$6.63
Total return (%) (r)(s)(x)	16.61	(5.37)	2.33	5.51	13.03
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.81	0.76	0.77	0.77	0.97
Expenses after expense reductions (f)(h)	0.70	0.70	0.70	0.72	0.90
Net investment income	5.72	5.64	5.74	6.14	6.89
Portfolio turnover	16	16	18	38	48
Net assets at end of period (000 omitted)	$4,336	$3,829	$561	$381	$112

See Notes to Financial Statements

27

Financial Highlights – continued

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
(y)	On May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated Class R5. Class R5 shares are generally available only to certain eligible retirement plans and to funds distributed by MFD. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale to the public. Effective August 26, 2016, Class R5 shares were renamed Class R6 shares. Class R6 shares do not pay a 12b-1 distribution fee or sub-accounting costs.

See Notes to Financial Statements

28

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Global High Yield Fund (the fund) is a diversified series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. As of January 31, 2017, 66.5% of the fund’s net assets was invested in the MFS High Yield Pooled Portfolio (“High Yield Pooled Portfolio”). MFS does not receive a management fee from the High Yield Pooled Portfolio. The High Yield Pooled Portfolio’s investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation. The accounting policies of the High Yield Pooled Portfolio are outlined in its shareholder report. The accounting policies detailed in the Significant Accounting Policies note cover both the fund and the High Yield Pooled Portfolio. For purposes of this policy disclosure, “fund” refers to both the fund and the High Yield Pooled Portfolio in which the fund invests. The High Yield Pooled Portfolio’s shareholder report is not covered by this report. The current shareholder report for the High Yield Pooled Portfolio as of January 31, 2017 has been included as Appendix A, and should be read in conjunction with the fund’s financial statements. The fund and the High Yield Pooled Portfolio invest in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund and the High Yield Pooled Portfolio invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation

29

Notes to Financial Statements – continued

S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – The investments of the fund and the High Yield Pooled Portfolio are valued as described below.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily

30

Notes to Financial Statements – continued

available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not

31

Notes to Financial Statements – continued

reflected in total investments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of January 31, 2017 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$530,412	$—	$—	$530,412
Non-U.S. Sovereign Debt	—	21,916,594	—	21,916,594
U.S. Corporate Bonds	—	4,047,334	—	4,047,334
Commercial Mortgage-Backed Securities	—	195,911	—	195,911
Asset-Backed Securities (including CDOs)	—	211,652	—	211,652
Foreign Bonds	—	107,652,469	—	107,652,469
Mutual Funds	292,275,959	—	—	292,275,959
Total Investments	$292,806,371	$134,023,960	$—	$426,830,331

Other Financial Instruments
Forward Foreign Currency Exchange Contracts – Assets	$—	$50,235	$—	$50,235
Forward Foreign Currency Exchange Contracts – Liabilities	—	(221,704)	—	(221,704)

For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the High Yield Pooled Portfolio’s shareholder report for further information regarding the levels used in valuing its assets or liabilities.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

32

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at January 31, 2017 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange	$50,235	$(221,704)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended January 31, 2017 as reported in the Statement of Operations:

Risk	Futures Contracts	Foreign Currency
Interest Rate	$18,914	$—
Foreign Exchange	—	1,804,657
Total	$18,914	$1,804,657

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended January 31, 2017 as reported in the Statement of Operations:

Risk	Futures Contracts	Foreign Currency
Interest Rate	$37,977	$—
Foreign Exchange	—	(273,136)
Total	$37,977	$(273,136)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement

33

Notes to Financial Statements – continued

and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the

34

Notes to Financial Statements – continued

terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Distributions of income and capital gains from the High Yield Pooled Portfolio are recorded on the ex-dividend date.

Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund and/or the High Yield Pooled Portfolio may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been

35

Notes to Financial Statements – continued

disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended January 31, 2017, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to defaulted bonds, expiration of capital loss carryforwards, and amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	1/31/17	1/31/16
Ordinary income (including any short-term capital gains)	$23,939,460	$28,715,702

36

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 1/31/17
Cost of investments	$459,638,035
Gross appreciation	4,295,000
Gross depreciation	(37,102,704)
Net unrealized appreciation (depreciation)	$(32,807,704)
Undistributed ordinary income	2,424,357
Capital loss carryforwards	(58,973,264)
Other temporary differences	(2,567,352)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after January 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of January 31, 2017, the fund had capital loss carryforwards available to offset future realized gains as follows:

Pre-enactment losses which expire as follows:
1/31/18	$(45,531,096)

Post- enactment losses which are characterized as follows:
Short-Term	$(2,660,481)
Long-Term	(10,781,687)
Total	$(13,442,168)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A

37

Notes to Financial Statements – continued

shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 1/31/17	Year ended 1/31/16
Class A	$13,448,258	$15,684,717
Class B	789,546	1,055,464
Class C	3,292,712	3,960,687
Class I	5,293,379	6,995,659
Class R1	5,840	11,295
Class R2	10,660	12,870
Class R3	459,431	448,842
Class R4	396,171	417,322
Class R6 (formerly Class R5)	243,463	128,846
Total	$23,939,460	$28,715,702

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.65% of the fund’s average daily net assets.

The investment adviser has agreed in writing to reduce its management fee to 0.60% of average daily net assets in excess of $1.5 billion to $2.5 billion and 0.55% of average daily net assets in excess of $2.5 billion. This written agreement will terminate on May 30, 2017. For the year ended January 31, 2017, the fund’s average daily net assets did not exceed $1.5 billion and therefore, the management fee was not reduced in accordance with this agreement.

MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended January 31, 2017, this management fee reduction amounted to $30,211, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended January 31, 2017 was equivalent to an annual effective rate of 0.64% of the fund’s average daily net assets.

Effective May 31, 2017, the management fee will be computed daily and paid monthly at the following annual rates:

First $1.5 billion of average daily net assets	0.65%
Next $1.0 billion of average daily net assets	0.60%
Average daily net assets in excess of $2.5 billion	0.55%

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and

38

Notes to Financial Statements – continued

transaction costs, and investment-related expenses (including fees and expenses associated with investments in investment companies and other similar investment vehicles), such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R6 (formerly Class R5)
1.05%	1.80%	1.80%	0.80	1.80%	1.30%	1.05%	0.80%	0.73%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until May 31, 2018. For the year ended January 31, 2017, this reduction amounted to $431,682, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $14,752 for the year ended January 31, 2017, as its portion of the initial sales charge on sales of Class A shares of the fund. The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$590,108
Class B	0.75%	0.25%	1.00%	1.00%	159,357
Class C	0.75%	0.25%	1.00%	1.00%	664,688
Class R1	0.75%	0.25%	1.00%	1.00%	1,183
Class R2	0.25%	0.25%	0.50%	0.50%	975
Class R3	—	0.25%	0.25%	0.25%	20,144
Total Distribution and Service Fees					$1,436,455

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended January 31, 2017 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended January 31, 2017, this rebate amounted to $3,878, $29, and $555 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

39

Notes to Financial Statements – continued

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended January 31, 2017, were as follows:

Amount
Class A	$529
Class B	30,614
Class C	2,068

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended January 31, 2017, the fee was $71,807, which equated to 0.0168% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended January 31, 2017, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $473,233.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended January 31, 2017 was equivalent to an annual effective rate of 0.0178% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts

40

Notes to Financial Statements – continued

deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The Retirement Deferral plan resulted in an expense of $416 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended January 31, 2017. The liability for deferred retirement benefits payable to certain independent Trustees under the Retirement Deferral plan amounted to $2,062 at January 31, 2017, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended January 31, 2017, the fee paid by the fund under this agreement was $821 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund invests in the High Yield Pooled Portfolio, which is a mutual fund advised by MFS that does not pay management fees to MFS but does incur investment and operating costs. The fund invests in the High Yield Pooled Portfolio to gain exposure to high income debt instruments, rather than investing in high income debt instruments directly (see Appendix A). Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. The High Yield Pooled Portfolio does not pay a management fee to MFS or distribution and/or service fee to MFD.

MFS redeemed the following shares of the fund for the amounts and dates noted below:

Date	Share Class	Shares	Amount
9/09/15	Class R1	15,318	$94,053
9/09/15	Class R2	16,197	99,450
9/09/15	Class R3	410	2,513
9/09/15	Class R4	19,540	120,366
9/09/15	Class R5	11,528	70,551
6/29/16	Class R5	8,637	51,219

MFS purchased the following shares of the fund for the amounts and dates noted below:

Date	Share Class	Shares	Amount
3/18/15	Class I	22,344	$142,331
3/16/16	Class I	138,221	797,537

At January 31, 2017, MFS held approximately 53% of the outstanding shares of Class R1.

41

Notes to Financial Statements – continued

The fund is permitted to engage in purchase and sale transactions (“cross-trades”) with funds and accounts for which MFS serves as investment adviser or sub-adviser pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended January 31, 2017, the fund engaged in sale transactions pursuant to this policy, which amounted to $1,646,795. The sales transactions resulted in net realized gains (losses) of $(156,031).

(4) Portfolio Securities

For the year ended January 31, 2017, purchases and sales of investments, other than short-term obligations, aggregated $67,508,854 and $105,383,304, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 1/31/17		Year ended 1/31/16
	Shares	Amount	Shares	Amount
Shares sold
Class A	7,727,768	$45,900,469	7,801,979	$48,563,641
Class B	189,176	1,132,729	182,420	1,141,116
Class C	711,729	4,268,584	677,737	4,205,076
Class I	6,863,331	41,039,813	6,265,451	38,933,823
Class R1	842	4,989	14,122	90,103
Class R2	11,393	68,779	9,429	58,141
Class R3	329,521	1,978,508	201,448	1,215,474
Class R4	298,214	1,804,867	751,734	4,805,139
Class R6 (formerly Class R5)	167,958	1,004,112	642,960	3,883,846
	16,299,932	$97,202,850	16,547,280	$102,896,359

Shares issued to shareholders in reinvestment of distributions
Class A	1,890,792	$11,339,798	2,180,859	$13,328,859
Class B	124,139	745,498	158,916	972,764
Class C	442,726	2,654,029	521,184	3,177,221
Class I	832,348	5,000,080	1,030,655	6,326,405
Class R1	973	5,840	1,836	11,292
Class R2	1,737	10,450	2,074	12,753
Class R3	76,457	459,189	73,581	448,824
Class R4	65,692	396,168	68,240	417,320
Class R6 (formerly Class R5)	8,536	51,142	5,925	36,051
	3,443,400	$20,662,194	4,043,270	$24,731,489

42

Notes to Financial Statements – continued

	Year ended 1/31/17		Year ended 1/31/16
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(11,735,267)	$(70,310,675)	(14,217,672)	$(87,858,351)
Class B	(858,012)	(5,133,384)	(1,041,783)	(6,428,785)
Class C	(2,100,968)	(12,518,844)	(2,560,378)	(15,756,373)
Class I	(7,806,820)	(46,546,823)	(12,916,293)	(79,832,796)
Class R1	(14,174)	(82,088)	(22,824)	(142,538)
Class R2	(10,179)	(61,887)	(19,489)	(119,633)
Class R3	(218,457)	(1,309,490)	(223,252)	(1,375,571)
Class R4	(385,543)	(2,304,856)	(250,199)	(1,531,223)
Class R6 (formerly Class R5)	(155,165)	(911,054)	(55,111)	(324,982)
	(23,284,585)	$(139,179,101)	(31,307,001)	$(193,370,252)

Net change
Class A	(2,116,707)	$(13,070,408)	(4,234,834)	$(25,965,851)
Class B	(544,697)	(3,255,157)	(700,447)	(4,314,905)
Class C	(946,513)	(5,596,231)	(1,361,457)	(8,374,076)
Class I	(111,141)	(506,930)	(5,620,187)	(34,572,568)
Class R1	(12,359)	(71,259)	(6,866)	(41,143)
Class R2	2,951	17,342	(7,986)	(48,739)
Class R3	187,521	1,128,207	51,777	288,727
Class R4	(21,637)	(103,821)	569,775	3,691,236
Class R6 (formerly Class R5)	21,329	144,200	593,774	3,594,915
	(3,541,253)	$(21,314,057)	(10,716,451)	$(65,742,404)

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended January 31, 2017, the fund’s commitment fee and interest expense were $2,619 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

43

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS High Yield Pooled Portfolio	33,012,769	4,056,990	(6,305,690)	30,764,069
MFS Institutional Money Market Portfolio	4,900,492	82,229,080	(80,344,171)	6,785,401

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS High Yield Pooled Portfolio	$(1,553,372)	$—	$18,722,979	$285,490,558
MFS Institutional Money Market Portfolio	138	—	36,740	6,785,401

Total	$(1,553,234)	$—	$18,759,719	$292,275,959

(8) Legal Proceedings

In May 2015, the Motors Liquidation Company Avoidance Action Trust (hereafter, “AAT”) served upon the fund a complaint in an adversary proceeding in the U.S. Bankruptcy Court for the Southern District of New York, captioned Motors Liquidation Company Avoidance Action Trust v. JPMorgan Chase Bank, N.A., et al. (No. 09-00504 (REG)). The complaint, which was originally filed in 2009 but not served on the fund until 2015, names as defendants over 500 entities (including the fund) that held an interest in a $1.5 billion General Motors (GM) term loan in 2009, when GM filed for bankruptcy. The AAT alleges that the fund and the other term loan lenders were improperly treated as secured lenders with respect to the term loan shortly before and immediately after GM’s bankruptcy, receiving full principal and interest payments under the loan. The AAT alleges that the fund and other term loan lenders should have been treated as unsecured (or partially unsecured) creditors because the main lien securing the collateral was allegedly not perfected at the time of GM’s bankruptcy due to an erroneous filing in October 2008 that terminated the financing statement perfecting the lien. The AAT seeks to claw back payments made to the fund and the other term loan lenders after, and during the 90 days before, GM’s June 2009 bankruptcy petition. During that time period, the fund received term loan payments of approximately $3,030,000. The fund cannot predict the outcome of this proceeding. Among other things, it is unclear whether the AAT’s claims will succeed; what the fund would be entitled to as an unsecured (or partially unsecured) creditor, given the existence of other collateral not impacted by the erroneous October 2008 filing; whether third parties responsible for the erroneous October 2008 filing would bear some or all of any liability; and the degree to which the fund may be entitled to indemnification from a third party for any amount required to be disgorged. The fund has and will continue to incur legal expenses associated with the defense of this action and in related claims against third parties.

44

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust III and the Shareholders of MFS Global High Yield Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global High Yield Fund (one of the series of MFS Series Trust III) (the “Fund”) as of January 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global High Yield Fund as of January 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 20, 2017

45

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of March 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	Massachusetts Financial Services Company, Executive Chairman (since January 2017) and Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 55)	Trustee	January 2014	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

46

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A
Michael Hegarty (age 72)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	Private investor	N/A
Maryanne L. Roepke (age 61)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

47

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
David L. DiLorenzo (k) (age 48)	President	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

48

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 56)	Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller and Kavanaugh and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of March 1, 2017, the Trustees served as board members of 137 funds within the MFS Family of Funds.

49

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
William Adams David Cole Matthew Ryan

50

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

51

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2017 income tax forms in January 2018.

52

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

53

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

54

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

APPENDIX A

ANNUAL REPORT

January 31, 2017

MFS® HIGH YIELD

POOLED PORTFOLIO

HYP-ANN

MFS® HIGH YIELD POOLED PORTFOLIO

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Despite June’s unexpected vote by the United Kingdom to leave the European Union and the surprising result in November’s U.S. presidential election, most markets have proved resilient. U.S. share prices quickly reversed post-Brexit declines, and indices reached new highs following the November elections. U.S. bond yields rose after Donald Trump’s victory on hopes that his proposed policy mix of lower taxes, increased spending on infrastructure and a lighter regulatory burden for businesses will lift both U.S. economic growth and inflation. However, interest rates in most developed markets remain very low, with major central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of still-low inflation. Even after the rise in yields following the election, interest rates remain low by historical standards.

Globally, economic growth has shown signs of recovery of late, led by the United States and the eurozone. Despite better growth, there are few immediate signs of worrisome inflation. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the already slow pace of global trade growth. Looking ahead, markets will have to contend with a series of European elections during 2017, which, depending on the outcomes, could further call into question the future direction of the European Union.

At MFS®, we believe in a patient, long-term approach to investing. Viewing investments with a long lens makes it possible to filter out short-term market noise and focus on achieving solid risk-adjusted returns over a full market cycle.

In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

March 20, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Medical & Health Technology & Services	7.3%
Cable TV	6.1%
Energy – Independent	5.5%
Midstream	5.3%
Telecommunications – Wireless	4.5%

Composition including fixed income credit quality (a)(i)
BBB	3.2%
BB	42.3%
B	39.3%
CCC	13.4%
D	0.1%
Not Rated	0.5%
Cash & Cash Equivalents	1.2%
Other (o)	(0.0)%

Portfolio facts (i)
Average Duration (d)	3.8
Average Effective Maturity (m)	6.8 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may or may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price

2

Portfolio Composition – continued

sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

Percentages are based on net assets as of 1/31/17.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended January 31, 2017, shares of the MFS High Yield Pooled Portfolio (“fund”) provided a total return of 17.77%, at net asset value. This compares with a return of 20.77% for the fund’s benchmark, the Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (formerly “Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index”).

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during much of the reporting period, though signs of improved growth became evident in late 2016. The US Federal Reserve increased interest rates by 25 basis points at the end of the period, the second hike of the cycle which began in December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. During the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and EM economies was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge. Late in the period, the surprising US presidential election outcome prompted a significant rally in equities and a rise in bond yields in anticipation of a reflationary policy mix from the incoming Trump administration.

Headwinds from lower energy and commodity prices, which had spread beyond the energy, materials and industrial sectors early in the reporting period, abated later in the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the US dollar was an earnings headwind for multinationals late in the period. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt (“EMD”) as a result of the US presidential election, which raised concerns about the potential for a protectionist turn in US trade policy which could negatively impact EM economies. These concerns, along with rising expectations for US growth, inflation and interest rates, have turned the tables on flows into EMD. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

4

Management Review – continued

Detractors from Performance

The fund’s lesser exposure to “C” rated (r) securities was a primary detractor from performance relative to the Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index. Additionally, weak security selection in both the energy and capital goods sectors weighed on relative returns. Bond selection within “B”, “BB” and “CCC” rated bonds, particularly within the capital goods and consumer cyclical sectors, further dampened relative performance.

The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when bond markets generally rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

The fund’s shorter duration (d) stance was a primary factor supporting relative returns as interest rates generally rose throughout the reporting period. A combination of a lesser exposure and strong bond selection within the technology sector further benefited relative returns.

Respectfully,

William Adams	David Cole
Portfolio Manager	Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 1/31/17

The following chart illustrates the fund’s historical performance in comparison to its benchmark(s). Performance results reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 1/31/17

Average annual without sales charge

Fund Inception Date	1-yr	Life (t)
3/25/13	17.77%	5.13%
Comparative benchmark
Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)	20.77%	5.21%

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the fund inception date through the stated period end. (See Notes to Performance Summary.)

Benchmark Definition

Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (formerly Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index) – a component of the Bloomberg Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for the fund for the periods presented. Life returns are presented where the fund has less than 10 years of performance history and represent the average annual total return from the fund inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, August 1, 2016 through January 31, 2017

As a shareholder of the fund, you incur ongoing costs, including fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2016 through January 31, 2017.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 8/01/16	Ending Account Value 1/31/17	Expenses Paid During Period (p) 8/01/16-1/31/17
Actual	0.02%	$1,000.00	$1,053.67	$0.10
Hypothetical (h)	0.02%	$1,000.00	$1,025.04	$0.10

(h)	5% fund return per year before expenses.
(p)	“Expenses Paid During Period” are equal to the fund’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8

PORTFOLIO OF INVESTMENTS

1/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 93.6%
Issuer	Shares/Par	Value ($)
Aerospace - 0.9%
CPI International, Inc., 8.75%, 2/15/2018	$5,895,000	$5,968,687
KLX, Inc., 5.875%, 12/01/2022 (z)	1,560,000	1,634,100
TransDigm, Inc., 6%, 7/15/2022	875,000	881,563
TransDigm, Inc., 6.5%, 7/15/2024	3,345,000	3,349,181
Transdigm, Inc., 6.375%, 6/15/2026 (z)	950,000	935,750

		$12,769,281
Automotive - 1.6%
Allison Transmission, Inc., 5%, 10/01/2024 (n)	$6,064,000	$6,109,480
Gates Global LLC, 6%, 7/15/2022 (n)	3,935,000	3,880,894
IHO Verwaltungs GmbH, 4.75%, 9/15/2026 (n)	5,250,000	5,158,125
ZF North America Capital, Inc., 4.5%, 4/29/2022 (n)	3,825,000	3,925,406
ZF North America Capital, Inc., 4.75%, 4/29/2025 (n)	4,195,000	4,265,057

		$23,338,962
Broadcasting - 2.5%
CBS Radio, Inc., 7.25%, 11/01/2024 (n)	$3,180,000	$3,313,147
Clear Channel Worldwide Holdings, Inc., “A”, 6.5%, 11/15/2022	1,675,000	1,690,075
Clear Channel Worldwide Holdings, Inc., “B”, 6.5%, 11/15/2022	5,355,000	5,590,620
iHeartMedia, Inc., 9%, 3/01/2021	2,863,000	2,140,092
Liberty Media Corp. - Liberty Formula One, 8.5%, 7/15/2029	3,220,000	3,574,200
Liberty Media Corp. - Liberty Formula One, 8.25%, 2/01/2030	1,215,000	1,275,750
Match Group, Inc., 6.375%, 6/01/2024	4,115,000	4,413,338
Netflix, Inc., 5.375%, 2/01/2021	3,335,000	3,580,956
Netflix, Inc., 5.875%, 2/15/2025	2,350,000	2,549,750
Netflix, Inc., 4.375%, 11/15/2026 (n)	2,315,000	2,271,594
Nexstar Broadcasting, Inc., 6.875%, 11/15/2020	5,005,000	5,190,686

		$35,590,208
Building - 3.3%
ABC Supply Co., Inc., 5.75%, 12/15/2023 (z)	$2,970,000	$3,088,800
Allegion PLC, 5.875%, 9/15/2023	2,530,000	2,694,450
Allegion U.S. Holding Co., Inc., 5.75%, 10/01/2021	5,120,000	5,337,600
Beacon Roofing Supply, Inc., 6.375%, 10/01/2023	5,200,000	5,577,000
Gibraltar Industries, Inc., 6.25%, 2/01/2021	4,675,000	4,829,859
HD Supply, Inc., 5.75%, 4/15/2024 (n)	3,830,000	4,031,075
PriSo Acquisition Corp., 9%, 5/15/2023 (n)	5,265,000	5,370,300
Standard Industries, Inc., 5.375%, 11/15/2024 (n)	3,840,000	3,960,000
Standard Industries, Inc., 6%, 10/15/2025 (n)	4,745,000	5,005,975

9

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Building - continued
Summit Materials LLC/Summit Materials Finance Co., 6.125%, 7/15/2023	$7,150,000	$7,382,375

		$47,277,434
Business Services - 1.6%
Alliance Data Systems Corp., 5.875%, 11/01/2021 (n)	$5,455,000	$5,632,287
Alliance Data Systems Corp., 5.375%, 8/01/2022 (n)	570,000	557,175
Equinix, Inc., 4.875%, 4/01/2020	3,450,000	3,544,875
Equinix, Inc., 5.375%, 1/01/2022	1,825,000	1,929,937
Equinix, Inc., 5.375%, 4/01/2023	2,605,000	2,725,690
Equinix, Inc., 5.75%, 1/01/2025	1,020,000	1,076,100
Iron Mountain, Inc., REIT, 6%, 10/01/2020 (n)	2,080,000	2,178,800
Iron Mountain, Inc., REIT, 6%, 8/15/2023	4,760,000	5,045,600

		$22,690,464
Cable TV - 6.0%
Altice Financing S.A., 6.625%, 2/15/2023 (n)	$8,055,000	$8,437,612
Altice U.S. Finance I Corp., 5.5%, 5/15/2026 (n)	2,850,000	2,921,250
CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2023 (n)	7,075,000	7,340,312
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 1/15/2024	8,130,000	8,536,500
CCO Holdings LLC/CCO Holdings Capital Corp., 5.375%, 5/01/2025 (n)	1,325,000	1,379,656
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 2/15/2026 (n)	3,245,000	3,438,687
Cequel Communications Holdings, 6.375%, 9/15/2020 (n)	3,535,000	3,632,212
CSC Holdings LLC, 5.5%, 4/15/2027 (n)	5,795,000	5,881,925
DISH DBS Corp., 5%, 3/15/2023	2,750,000	2,705,312
DISH DBS Corp., 5.875%, 11/15/2024	3,560,000	3,600,050
Intelsat Jackson Holdings S.A., 7.25%, 4/01/2019	2,850,000	2,449,219
Intelsat Jackson Holdings S.A., 5.5%, 8/01/2023	2,945,000	2,061,500
Intelsat Jackson Holdings S.A., 8%, 2/15/2024 (n)	1,255,000	1,302,063
LGE Holdco VI B.V., 7.125%, 5/15/2024 (n)	1,895,000	2,329,487
Lynx II Corp., 6.375%, 4/15/2023 (n)	2,530,000	2,656,500
Sirius XM Radio, Inc., 4.625%, 5/15/2023 (n)	2,495,000	2,515,259
Sirius XM Radio, Inc., 6%, 7/15/2024 (n)	5,470,000	5,822,159
Sirius XM Radio, Inc., 5.375%, 4/15/2025 (n)	2,570,000	2,614,975
Unitymedia Hessen, 5.5%, 1/15/2023 (n)	4,480,000	4,659,200
Unitymedia KabelBW GmbH, 6.125%, 1/15/2025 (n)	2,960,000	3,059,900
Virgin Media Finance PLC, 5.75%, 1/15/2025 (n)	1,230,000	1,248,450
Virgin Media Secured Finance PLC, 5.25%, 1/15/2026 (n)	3,860,000	3,873,008
Ziggo Bond Finance B.V., 5.875%, 1/15/2025 (n)	2,750,000	2,768,906

		$85,234,142

10

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Chemicals - 2.2%
Axalta Coating Systems Co., 4.875%, 8/15/2024 (n)	$4,830,000	$4,890,375
Chemours Co., 6.625%, 5/15/2023	3,855,000	3,835,725
Chemours Co., 7%, 5/15/2025	1,590,000	1,584,435
Consolidated Energy Finance S.A., 6.75%, 10/15/2019 (n)	3,010,000	3,017,525
GCP Applied Technologies Co., 9.5%, 2/01/2023 (n)	3,345,000	3,813,300
Tronox Finance LLC, 6.375%, 8/15/2020	4,645,000	4,465,006
Tronox Finance LLC, 7.5%, 3/15/2022 (n)	4,060,000	3,958,500
W.R. Grace & Co., 5.125%, 10/01/2021 (n)	5,590,000	5,862,513

		$31,427,379
Computer Software - 1.1%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 6.02%, 6/15/2026 (n)	$4,245,000	$4,583,246
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 5.875%, 6/15/2021 (n)	1,850,000	1,951,496
Nuance Communications, Inc., 5.625%, 12/15/2026 (n)	4,745,000	4,739,069
VeriSign, Inc., 4.625%, 5/01/2023	4,940,000	4,993,846

		$16,267,657
Computer Software - Systems - 1.6%
CDW LLC/CDW Finance Corp., 6%, 8/15/2022	$1,710,000	$1,804,050
CDW LLC/CDW Finance Corp., 5.5%, 12/01/2024	2,895,000	3,014,419
JDA Software Group, Inc., 7.375%, 10/15/2024 (n)	5,115,000	5,370,750
Sabre GLBL, Inc., 5.375%, 4/15/2023 (n)	7,060,000	7,181,347
Western Digital Corp., 10.5%, 4/01/2024 (n)	4,910,000	5,781,525

		$23,152,091
Conglomerates - 3.1%
Amsted Industries Co., 5%, 3/15/2022 (n)	$7,610,000	$7,629,025
Apex Tool Group, 7%, 2/01/2021 (n)	5,175,000	4,786,875
EnerSys, 5%, 4/30/2023 (n)	8,365,000	8,511,387
Enpro Industries, Inc., 5.875%, 9/15/2022	6,185,000	6,432,400
Entegris, Inc., 6%, 4/01/2022 (n)	6,199,000	6,477,955
Gardner Denver, Inc., 6.875%, 8/15/2021 (n)	4,545,000	4,533,638
SPX FLOW, Inc., 5.625%, 8/15/2024 (n)	5,325,000	5,431,500

		$43,802,780
Construction - 0.1%
Empresas ICA S.A.B. de C.V., 8.9%, 2/04/2021 (a)(d)	$2,120,000	$447,850
Empresas ICA S.A.B. de C.V., 8.875%, 5/29/2024 (a)(d)(n)	1,723,000	380,568

		$828,418
Consumer Products - 1.0%
NBTY, Inc., 7.625%, 5/15/2021 (n)	$5,740,000	$6,012,650
Prestige Brands, Inc., 5.375%, 12/15/2021 (n)	3,800,000	3,914,000

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Consumer Products - continued
Spectrum Brands, Inc., 6.125%, 12/15/2024	$1,065,000	$1,126,238
Spectrum Brands, Inc., 5.75%, 7/15/2025	3,670,000	3,835,150

		$14,888,038
Consumer Services - 3.2%
ADT Corp., 6.25%, 10/15/2021	$8,105,000	$8,814,187
ADT Corp., 4.125%, 6/15/2023	1,360,000	1,297,100
Garda World Security Corp., 7.25%, 11/15/2021 (n)	2,385,000	2,283,638
Garda World Security Corp., 7.25%, 11/15/2021 (n)	4,540,000	4,347,050
Interval Acquisition Corp., 5.625%, 4/15/2023	9,265,000	9,450,300
Mobile Mini, Inc., 5.875%, 7/01/2024	5,235,000	5,457,488
Monitronics International, Inc., 9.125%, 4/01/2020	4,800,000	4,668,000
Service Corp. International, 5.375%, 5/15/2024	3,235,000	3,388,663
ServiceMaster Co. LLC, 5.125%, 11/15/2024 (n)	5,380,000	5,447,250

		$45,153,676
Containers - 3.9%
Berry Plastics Group, Inc., 5.5%, 5/15/2022	$6,035,000	$6,276,400
Berry Plastics Group, Inc., 6%, 10/15/2022	3,685,000	3,901,494
Crown American LLC, 4.5%, 1/15/2023	5,098,000	5,206,332
Crown American LLC, 4.25%, 9/30/2026 (n)	2,515,000	2,404,969
Multi-Color Corp., 6.125%, 12/01/2022 (n)	6,090,000	6,440,175
Plastipak Holdings, Inc., 6.5%, 10/01/2021 (n)	6,317,000	6,593,369
Reynolds Group, 5.75%, 10/15/2020	2,550,000	2,625,429
Reynolds Group, 8.25%, 2/15/2021	2,457,031	2,529,514
Reynolds Group, 5.125%, 7/15/2023 (n)	4,145,000	4,239,092
Reynolds Group, 7%, 7/15/2024 (n)	2,215,000	2,360,083
Sealed Air Corp., 4.875%, 12/01/2022 (n)	4,940,000	5,094,375
Sealed Air Corp., 5.125%, 12/01/2024 (n)	2,085,000	2,160,581
Signode Industrial Group, 6.375%, 5/01/2022 (n)	4,930,000	5,003,950

		$54,835,763
Electronics - 0.5%
Sensata Technologies B.V., 5.625%, 11/01/2024 (n)	$3,185,000	$3,342,243
Sensata Technologies B.V., 5%, 10/01/2025 (n)	4,355,000	4,352,823

		$7,695,066
Energy - Independent - 5.4%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 7.875%, 12/15/2024 (z)	$5,400,000	$5,805,000
Carrizo Oil & Gas, Inc., 6.25%, 4/15/2023	6,245,000	6,408,931
Concho Resources, Inc., 5.5%, 4/01/2023	4,330,000	4,492,375
Consol Energy, Inc., 5.875%, 4/15/2022	1,515,000	1,465,762
Consol Energy, Inc., 8%, 4/01/2023	6,060,000	6,211,500

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Energy - Independent - continued
Continental Resources, Inc., 4.5%, 4/15/2023	$6,845,000	$6,759,437
Diamondback Energy, Inc., 5.375%, 5/31/2025 (n)	5,855,000	6,045,287
Gulfport Energy Corp., 6%, 10/15/2024 (n)	4,370,000	4,451,938
Gulfport Energy Corp., 6.375%, 5/15/2025 (z)	1,545,000	1,583,625
PDC Energy, Inc., 6.125%, 9/15/2024 (n)	6,120,000	6,395,400
Range Resources Corp., 4.875%, 5/15/2025	6,465,000	6,291,738
Rice Energy, Inc., 7.25%, 5/01/2023	5,815,000	6,236,588
Sanchez Energy Corp., 6.125%, 1/15/2023	6,005,000	5,764,800
Seven Generations Energy, 8.25%, 5/15/2020 (n)	2,825,000	2,998,031
Whiting Petroleum Corp., 6.25%, 4/01/2023	5,460,000	5,514,600

		$76,425,012
Energy - Integrated - 0.3%
Cenovus Energy, Inc., 6.75%, 11/15/2039	$3,341,000	$3,753,299

Entertainment - 1.6%
Cedar Fair LP, 5.25%, 3/15/2021	$5,025,000	$5,177,886
Cedar Fair LP, 5.375%, 6/01/2024	2,490,000	2,564,700
Cinemark USA, Inc., 5.125%, 12/15/2022	3,135,000	3,221,212
Cinemark USA, Inc., 4.875%, 6/01/2023	3,975,000	4,004,415
Six Flags Entertainment Corp., 5.25%, 1/15/2021 (n)	4,915,000	5,050,163
Six Flags Entertainment Corp., 4.875%, 7/31/2024 (z)	3,445,000	3,419,163

		$23,437,539
Financial Institutions - 4.5%
Aircastle Ltd., 4.625%, 12/15/2018	$3,340,000	$3,465,250
Aircastle Ltd., 5.125%, 3/15/2021	2,295,000	2,412,619
Aircastle Ltd., 5.5%, 2/15/2022	5,495,000	5,769,200
CIT Group, Inc., 5.25%, 3/15/2018	4,360,000	4,506,060
CIT Group, Inc., 6.625%, 4/01/2018 (n)	4,776,000	5,017,188
CIT Group, Inc., 5.5%, 2/15/2019 (n)	4,022,000	4,231,466
Credit Acceptance Corp., 6.125%, 2/15/2021	666,000	675,990
Credit Acceptance Corp., 7.375%, 3/15/2023	3,790,000	3,888,767
Nationstar Mortgage LLC/Capital Corp., 6.5%, 8/01/2018	3,080,000	3,126,200
Nationstar Mortgage LLC/Capital Corp., 7.875%, 10/01/2020	6,025,000	6,266,000
Nationstar Mortgage LLC/Capital Corp., 6.5%, 7/01/2021	1,800,000	1,833,750
Navient Corp., 8%, 3/25/2020	5,990,000	6,439,250
Navient Corp., 7.25%, 1/25/2022	6,615,000	6,805,181
Navient Corp., 7.25%, 9/25/2023	2,350,000	2,367,625
Navient Corp., 6.125%, 3/25/2024	2,850,000	2,696,813
Park Aerospace Holdings Ltd., 5.5%, 2/15/2024 (z)	4,295,000	4,410,965

		$63,912,324

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Food & Beverages - 2.3%
Aramark Services, Inc., 4.75%, 6/01/2026 (z)	$3,680,000	$3,665,280
JBS Investments GmbH, 7.25%, 4/03/2024	2,870,000	3,009,912
JBS USA LLC/JBS USA Finance, Inc., 5.875%, 7/15/2024 (n)	6,730,000	6,948,725
Lamb Weston Holdings, Inc., 4.625%, 11/01/2024 (n)	2,615,000	2,621,538
Lamb Weston Holdings, Inc., 4.875%, 11/01/2026 (n)	1,195,000	1,196,494
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 5.875%, 1/15/2024	4,380,000	4,631,018
Sun Merger Sub, Inc., 5.875%, 8/01/2021 (n)	5,120,000	5,344,819
U.S. Foods Holding Corp., 5.875%, 6/15/2024 (n)	5,615,000	5,867,675

		$33,285,461
Forest & Paper Products - 0.1%
Appvion, Inc., 9%, 6/01/2020 (n)	$3,365,000	$1,867,575

Gaming & Lodging - 3.2%
CCM Merger, Inc., 9.125%, 5/01/2019 (n)	$3,555,000	$3,680,065
GLP Capital LP/GLP Financing II, Inc., 5.375%, 11/01/2023	5,715,000	6,129,338
GLP Capital LP/GLP Financing II, Inc., 5.375%, 4/15/2026	750,000	781,875
Greektown Holdings LLC, 8.875%, 3/15/2019 (n)	5,100,000	5,342,250
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625%, 10/15/2021	5,675,000	5,851,351
Isle of Capri Casinos, Inc., 8.875%, 6/15/2020	1,110,000	1,158,563
Isle of Capri Casinos, Inc., 5.875%, 3/15/2021	5,520,000	5,706,576
MGM Resorts International, 6.625%, 12/15/2021	4,865,000	5,424,475
MGM Resorts International, 6%, 3/15/2023	3,185,000	3,423,875
Ryman Hospitality Properties, Inc., REIT, 5%, 4/15/2021	5,675,000	5,788,500
Ryman Hospitality Properties, Inc., REIT, 5%, 4/15/2023	2,155,000	2,176,550

		$45,463,418
Industrial - 0.4%
Howard Hughes Corp., 6.875%, 10/01/2021 (n)	$5,480,000	$5,774,550

Insurance - Health - 0.5%
Centene Corp., 5.625%, 2/15/2021	$2,790,000	$2,928,942
Centene Corp., 6.125%, 2/15/2024	3,770,000	4,005,625

		$6,934,567
Machinery & Tools - 1.6%
Ashtead Capital, Inc., 5.625%, 10/01/2024 (n)	$4,975,000	$5,223,750
CNH Industrial Capital LLC, 4.375%, 11/06/2020	7,190,000	7,450,637
CNH Industrial N.V., 4.5%, 8/15/2023	2,920,000	2,921,752
H&E Equipment Services Co., 7%, 9/01/2022	5,800,000	6,111,808
Light Tower Rentals, Inc., 8.125%, 8/01/2019 (a)(d)(n)	3,300,000	1,484,715

		$23,192,662

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Major Banks - 1.4%
Bank of America Corp., FRN, 6.1%, 12/29/2049	$7,755,000	$8,084,587
JPMorgan Chase & Co., 6% to 8/01/2023, FRN to 12/29/2049	6,295,000	6,468,113
Royal Bank of Scotland Group PLC, 7.5% to 8/10/2020, FRN to 12/29/2049	2,170,000	2,104,900
Royal Bank of Scotland Group PLC, 8.625% to 8/15/2021, FRN to 12/29/2049	2,600,000	2,684,500

		$19,342,100
Medical & Health Technology & Services - 6.9%
AmSurg Corp., 5.625%, 7/15/2022	$4,430,000	$4,562,900
CHS/Community Health Systems, Inc., 6.875%, 2/01/2022	6,030,000	4,386,825
DaVita, Inc., 5.125%, 7/15/2024	490,000	483,875
DaVita, Inc., 5%, 5/01/2025	5,210,000	5,084,960
Envision Healthcare Corp., 6.25%, 12/01/2024 (n)	2,230,000	2,347,075
HCA, Inc., 4.25%, 10/15/2019	4,370,000	4,522,950
HCA, Inc., 7.5%, 2/15/2022	6,165,000	7,012,688
HCA, Inc., 5.875%, 3/15/2022	5,470,000	5,941,788
HCA, Inc., 5%, 3/15/2024	4,960,000	5,164,600
HCA, Inc., 5.375%, 2/01/2025	5,735,000	5,849,700
HCA, Inc., 5.875%, 2/15/2026	2,780,000	2,891,200
HealthSouth Corp., 5.125%, 3/15/2023	5,430,000	5,402,850
HealthSouth Corp., 5.75%, 11/01/2024	4,015,000	4,080,244
LifePoint Health, Inc., 5.375%, 5/01/2024 (n)	4,130,000	3,954,475
MEDNAX, Inc., 5.25%, 12/01/2023 (n)	4,565,000	4,713,363
Quintiles IMS Holdings, Inc., 5%, 10/15/2026 (n)	4,270,000	4,298,438
Quorum Health Corp., 11.625%, 4/15/2023 (n)	4,500,000	4,230,000
Tenet Healthcare Corp., 8%, 8/01/2020	8,615,000	8,668,844
Tenet Healthcare Corp., 8.125%, 4/01/2022	6,175,000	6,236,750
Tenet Healthcare Corp., 6.75%, 6/15/2023	4,260,000	4,025,700
Universal Health Services, Inc., 7.625%, 8/15/2020	4,380,000	4,347,150

		$98,206,375
Medical Equipment - 0.9%
Hologic, Inc., 5.25%, 7/15/2022 (n)	$5,190,000	$5,410,575
Teleflex, Inc., 5.25%, 6/15/2024	4,750,000	4,892,500
Teleflex, Inc., 4.875%, 6/01/2026	2,525,000	2,512,375

		$12,815,450
Metals & Mining - 3.7%
Commercial Metals Co., 4.875%, 5/15/2023	$4,263,000	$4,348,260
First Quantum Minerals Ltd., 7%, 2/15/2021 (n)	3,070,000	3,146,750
Freeport-McMoRan, Inc., 3.875%, 3/15/2023	5,245,000	4,838,512
Freeport-McMoRan, Inc., 6.5%, 11/15/2020 (z)	845,000	866,125
Freeport-McMoRan, Inc., 6.875%, 2/15/2023 (z)	5,457,000	5,688,922

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Metals & Mining - continued
Freeport-McMoRan, Inc., 5.45%, 3/15/2043	$2,405,000	$2,068,300
GrafTech International Co., 6.375%, 11/15/2020	4,795,000	3,943,888
Kaiser Aluminum Corp., 5.875%, 5/15/2024	4,260,000	4,462,350
Kinross Gold Corp., 5.125%, 9/01/2021	2,535,000	2,636,400
Kinross Gold Corp., 5.95%, 3/15/2024	2,580,000	2,707,065
Lundin Mining Corp., 7.5%, 11/01/2020 (n)	2,165,000	2,295,809
Lundin Mining Corp., 7.875%, 11/01/2022 (n)	2,545,000	2,774,050
Steel Dynamics, Inc., 5.125%, 10/01/2021	1,725,000	1,785,375
Steel Dynamics, Inc., 5.25%, 4/15/2023	720,000	749,700
Steel Dynamics, Inc., 5.5%, 10/01/2024	2,725,000	2,891,906
Suncoke Energy Partners LP/Suncoke Energy Partners Finance Corp., 7.375%, 2/01/2020	3,415,000	3,406,463
Suncoke Energy, Inc., 7.625%, 8/01/2019	472,000	468,401
TMS International Corp., 7.625%, 10/15/2021 (n)	3,610,000	3,600,975

		$52,679,251
Midstream - 5.2%
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125%, 11/15/2022 (n)	$6,250,000	$6,406,250
Crestwood Midstream Partners LP, 6%, 12/15/2020	2,610,000	2,688,300
Crestwood Midstream Partners LP, 6.125%, 3/01/2022	1,205,000	1,245,970
Energy Transfer Equity LP, 7.5%, 10/15/2020	7,355,000	8,255,987
Ferrellgas LP/Ferrellgas Finance Corp., 6.75%, 1/15/2022	4,270,000	4,291,350
Kinder Morgan (Delaware), Inc., 7.75%, 1/15/2032	5,952,000	7,429,917
ONEOK, Inc., 7.5%, 9/01/2023	2,965,000	3,446,813
Sabine Pass Liquefaction LLC, 5.625%, 2/01/2021	5,580,000	6,026,400
Sabine Pass Liquefaction LLC, 5.625%, 4/15/2023	7,540,000	8,180,900
Sabine Pass Liquefaction LLC, 5.75%, 5/15/2024	2,545,000	2,770,869
Sabine Pass Liquefaction LLC, 5.625%, 3/01/2025	3,104,000	3,371,720
Targa Resources Partners LP/Targa Resources Finance Corp., 4.125%, 11/15/2019	2,555,000	2,593,325
Targa Resources Partners LP/Targa Resources Finance Corp., 5.25%, 5/01/2023	2,800,000	2,870,000
Targa Resources Partners LP/Targa Resources Finance Corp., 5.375%, 2/01/2027 (n)	7,865,000	8,150,106
Williams Cos., Inc., 4.55%, 6/24/2024	6,510,000	6,591,375

		$74,319,282
Network & Telecom - 1.9%
Centurylink, Inc., 6.45%, 6/15/2021	$4,305,000	$4,574,062
Centurylink, Inc., 7.65%, 3/15/2042	3,875,000	3,523,828
Frontier Communications Corp., 6.25%, 9/15/2021	2,895,000	2,706,825
Frontier Communications Corp., 7.125%, 1/15/2023	3,400,000	3,043,000
Frontier Communications Corp., 9%, 8/15/2031	3,490,000	3,009,043

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Network & Telecom - continued
Telecom Italia Capital, 6%, 9/30/2034	$1,535,000	$1,511,975
Telecom Italia S.p.A., 5.303%, 5/30/2024 (n)	5,495,000	5,525,223
Zayo Group LLC/Zayo Capital, Inc., 5.75%, 1/15/2027 (n)	3,425,000	3,506,515

		$27,400,471
Oil Services - 0.7%
Bristow Group, Inc., 6.25%, 10/15/2022	$2,514,000	$2,246,887
Trinidad Drilling Ltd., 6.625%, 2/15/2025 (z)	1,250,000	1,278,125
Weatherford International Ltd., 8.25%, 6/15/2023	5,960,000	6,079,200

		$9,604,212
Oils - 0.7%
CITGO Holding, Inc., 10.75%, 2/15/2020 (n)	$3,425,000	$3,658,927
CITGO Petroleum Corp., 6.25%, 8/15/2022 (n)	5,445,000	5,635,575

		$9,294,502
Other Banks & Diversified Financials - 0.8%
Groupe BPCE S.A., 12.5% to 9/30/2019, FRN to 8/29/2049 (n)	3,708,000	$4,542,300
UBS AG, 6.875%, 12/29/2049	6,790,000	6,762,433

		$11,304,733
Pharmaceuticals - 1.6%
Endo Finance LLC/Endo Finco, Inc., 7.25%, 1/15/2022 (n)	$5,380,000	$4,868,900
Mallinckrodt International Finance S.A., 5.75%, 8/01/2022 (n)	4,735,000	4,391,713
Mallinckrodt International Finance S.A., 5.5%, 4/15/2025 (n)	3,555,000	3,061,744
Valeant Pharmaceuticals International, Inc., 7%, 10/01/2020 (n)	6,110,000	5,529,550
Valeant Pharmaceuticals International, Inc., 7.5%, 7/15/2021 (n)	3,230,000	2,806,063
Valeant Pharmaceuticals International, Inc., 7.25%, 7/15/2022 (n)	2,885,000	2,423,746

		$23,081,716
Precious Metals & Minerals - 0.9%
Eldorado Gold Corp., 6.125%, 12/15/2020 (n)	$5,675,000	$5,802,687
Teck Resources Ltd., 4.5%, 1/15/2021	2,475,000	2,518,313
Teck Resources Ltd., 8%, 6/01/2021 (n)	2,340,000	2,579,850
Teck Resources Ltd., 3.75%, 2/01/2023	1,600,000	1,554,000

		$12,454,850
Printing & Publishing - 1.3%
Nielsen Finance LLC, 5%, 4/15/2022 (n)	$7,630,000	$7,792,138
Outdoor Americas Capital LLC/Outfront Media Capital Corp., 5.625%, 2/15/2024	3,840,000	4,008,000
TEGNA, Inc., 5.125%, 7/15/2020	1,415,000	1,464,525
TEGNA, Inc., 4.875%, 9/15/2021 (n)	1,550,000	1,588,750
TEGNA, Inc., 6.375%, 10/15/2023	3,660,000	3,870,450

		$18,723,863

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Real Estate - Healthcare - 0.7%
MPT Operating Partnership LP, REIT, 6.375%, 2/15/2022	$5,135,000	$5,314,725
MPT Operating Partnership LP, REIT, 5.25%, 8/01/2026	4,595,000	4,514,588

		$9,829,313
Real Estate - Other - 1.2%
DuPont Fabros Technology LP, REIT, 5.875%, 9/15/2021	$7,260,000	$7,586,700
Felcor Lodging LP, REIT, 5.625%, 3/01/2023	5,335,000	5,521,725
Starwood Property Trust, Inc., REIT, 5%, 12/15/2021 (n)	3,510,000	3,567,038

		$16,675,463
Restaurants - 0.2%
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.25%, 6/01/2026 (n)	$3,335,000	$3,373,886

Retailers - 1.8%
Dollar Tree, Inc., 5.75%, 3/01/2023	$6,865,000	$7,270,035
DriveTime Automotive Group, Inc./DT Acceptance Corp., 8%, 6/01/2021 (n)	3,473,000	3,429,587
Hanesbrands, Inc., 4.875%, 5/15/2026 (n)	4,660,000	4,590,100
Rite Aid Corp., 9.25%, 3/15/2020	1,000,000	1,033,800
Rite Aid Corp., 6.75%, 6/15/2021	1,380,000	1,435,200
Rite Aid Corp., 6.125%, 4/01/2023 (n)	4,245,000	4,420,106
Sally Beauty Holdings, Inc., 5.625%, 12/01/2025	2,910,000	3,040,950

		$25,219,778
Specialty Chemicals - 1.6%
A. Schulman, Inc., 6.875%, 6/01/2023 (z)	$5,250,000	$5,538,750
Chemtura Corp., 5.75%, 7/15/2021	6,165,000	6,411,600
Koppers, Inc., 6%, 2/15/2025 (z)	3,690,000	3,819,150
Univar USA, Inc., 6.75%, 7/15/2023 (n)	7,095,000	7,378,800

		$23,148,300
Specialty Stores - 1.2%
Argos Merger Sub, Inc., 7.125%, 3/15/2023 (n)	$5,425,000	$5,330,062
Group 1 Automotive, Inc., 5%, 6/01/2022	6,735,000	6,819,188
Michaels Stores, Inc., 5.875%, 12/15/2020 (n)	4,255,000	4,372,013

		$16,521,263
Supermarkets - 0.5%
Albertsons Cos. LLC/Safeway, Inc., 6.625%, 6/15/2024 (n)	$6,490,000	$6,763,878

Telecommunications - Wireless - 4.5%
Altice Luxembourg S.A., 7.75%, 5/15/2022 (n)	$3,570,000	$3,788,662
Altice Luxembourg S.A., 7.625%, 2/15/2025 (n)	4,145,000	4,383,337
Digicel Group Ltd., 8.25%, 9/30/2020 (n)	1,445,000	1,280,631

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Telecommunications - Wireless - continued
Digicel Group Ltd., 7.125%, 4/01/2022 (n)	$2,231,000	$1,783,818
Digicel Group Ltd., 6.75%, 3/01/2023 (n)	7,033,000	6,536,294
SFR Group S.A., 7.375%, 5/01/2026 (n)	4,750,000	4,874,688
Sprint Capital Corp., 6.875%, 11/15/2028	3,690,000	3,800,700
Sprint Corp., 7.875%, 9/15/2023	3,395,000	3,709,038
Sprint Corp., 7.125%, 6/15/2024	8,300,000	8,673,500
Sprint Nextel Corp., 9%, 11/15/2018 (n)	1,980,000	2,168,100
Sprint Nextel Corp., 6%, 11/15/2022	4,990,000	5,064,850
T-Mobile USA, Inc., 6.125%, 1/15/2022	475,000	502,313
T-Mobile USA, Inc., 6.5%, 1/15/2024	3,035,000	3,270,516
T-Mobile USA, Inc., 6.25%, 4/01/2021	7,535,000	7,807,767
T-Mobile USA, Inc., 6.633%, 4/28/2021	1,890,000	1,970,325
T-Mobile USA, Inc., 6.5%, 1/15/2026	3,600,000	3,955,500

		$63,570,039
Telephone Services - 0.6%
Level 3 Financing, Inc., 5.375%, 1/15/2024	$1,900,000	$1,921,375
Level 3 Financing, Inc., 5.375%, 5/01/2025	6,000,000	6,123,780

		$8,045,155
Transportation - Services - 0.6%
Navios Maritime Acquisition Corp., 8.125%, 11/15/2021 (n)	$2,397,000	$2,175,278
Navios Maritime Holding, Inc., 7.375%, 1/15/2022 (n)	3,465,000	2,375,691
Navios South American Logistics, Inc., 7.25%, 5/01/2022	1,110,000	1,025,362
Syncreon Group BV/Syncre, 8.625%, 11/01/2021 (n)	3,185,000	2,340,975
Ultrapetrol Bahamas Ltd., 8.875%, 6/15/2021 (a)(d)	786,000	137,550

		$8,054,856
Utilities - Electric Power - 2.2%
Calpine Corp., 5.5%, 2/01/2024	$3,935,000	$3,836,625
Calpine Corp., 5.75%, 1/15/2025	4,305,000	4,208,137
Covanta Holding Corp., 7.25%, 12/01/2020	4,290,000	4,416,555
Covanta Holding Corp., 6.375%, 10/01/2022	2,185,000	2,253,281
Covanta Holding Corp., 5.875%, 3/01/2024	3,840,000	3,820,800
Dynegy, Inc., 7.375%, 11/01/2022	1,655,000	1,634,312
Dynegy, Inc., 8%, 1/15/2025 (n)	1,485,000	1,425,600
NRG Energy, Inc., 6.625%, 3/15/2023	4,945,000	5,093,350
NRG Energy, Inc., 7.25%, 5/15/2026 (n)	4,375,000	4,577,344

		$31,266,004
Total Bonds (Identified Cost, $1,309,623,168)		$1,330,692,506

19

Portfolio of Investments – continued

Floating Rate Loans (g)(r) - 3.6%
Issuer	Shares/Par	Value ($)
Aerospace - 0.3%
TransDigm, Inc., Term Loan C, 3.75%, 2/28/2020	$3,631,998	$3,622,918

Broadcasting - 0.2%
Mission Broadcasting, Inc., Term Loan B, 3.77%, 9/26/2023 (o)	$182,917	$184,518
Nexstar Broadcasting, Inc., Term Loan B, 3.76%, 9/26/2023 (o)	1,985,282	2,002,653

		$2,187,171
Building - 0.5%
ABC Supply Co., Inc., Term Loan B, 3.5%, 10/31/2023	$5,014,702	$5,046,826
HD Supply, Inc., Term Loan B, 3.63%, 8/13/2021	1,736,535	1,745,652

		$6,792,478
Chemicals - 0.1%
GCP Applied Technologies, Inc., Term Loan B, 4%, 2/03/2022	$1,876,628	$1,893,048

Computer Software - Systems - 0.3%
CDW LLC, Term Loan B, 3%, 8/17/2023	$2,279,744	$2,293,042
Sabre, Inc., Term Loan B, 4%, 2/19/2019	1,791,200	1,799,783

		$4,092,825
Conglomerates - 0.2%
Entegris, Inc., Term Loan B, 3.5%, 4/30/2021	$2,964,418	$2,982,945

Consumer Products - 0.1%
Spectrum Brands, Inc., Term Loan B, 3.25%, 6/23/2022	$1,690,064	$1,707,434

Entertainment - 0.2%
Cedar Fair LP, Term Loan B, 3.25%, 3/06/2020	$1,045,272	$1,050,499
Six Flags Theme Parks, Inc., Term Loan B, 6/30/2022 (o)	1,791,200	1,806,314

		$2,856,813
Food & Beverages - 0.1%
Pinnacle Foods Finance LLC, Term Loan I, 2.75%, 1/13/2023	$1,782,199	$1,788,604

Gaming & Lodging - 0.1%
Hilton Worldwide Finance LLC, Term Loan B1, 3.5%, 10/25/2020	$2,127,481	$2,143,057

Medical & Health Technology & Services - 0.3%
DaVita Healthcare Partners, Inc., Term Loan B, 3.5%, 6/24/2021	$3,883,290	$3,928,192

Printing & Publishing - 0.2%
CBS Outdoor Americas Capital LLC, Term Loan B, 3%, 1/31/2021	$2,567,035	$2,569,709

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Floating Rate Loans (g)(r) - continued
Retailers - 0.1%
Rite Aid Corp., Second Lien Term Loan, 4.87%, 6/21/2021	$937,940	$939,307

Telephone Services - 0.1%
Level 3 Financing, Inc., Term Loan B, 4%, 1/15/2020	$2,100,200	$2,113,326

Transportation - Services - 0.5%
Commercial Barge Line Co., First Lien Term Loan, 9.75%, 11/12/2020	$7,101,162	$6,728,351

Utilities - Electric Power - 0.3%
Calpine Construction Finance Co. LP, Term Loan B1, 3%, 5/03/2020	$4,905,443	$4,903,398
Total Floating Rate Loans (Identified Cost, $51,099,317)		$51,249,576

Money Market Funds - 1.8%
MFS Institutional Money Market Portfolio, 0.62% (v) (Identified Cost, $26,193,671)	26,194,325	$26,194,325
Total Investments (Identified Cost, $1,386,916,156)		$1,408,136,407

Other Assets, Less Liabilities - 1.0%		13,660,610
Net Assets - 100.0%		$1,421,797,017

(a)	Non-income producing security.
(d)	In default.
(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $549,956,782 representing 38.7% of net assets.
(o)	All or a portion of this position has not settled. Upon settlement date, interest rates for unsettled amounts will be determined. The rate shown, if any, represents the weighted average coupon rate for settled amounts.
(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

21

Portfolio of Investments – continued

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
A. Schulman, Inc., 6.875%, 6/01/2023	12/02/16-1/19/17	$5,516,503	$5,538,750
ABC Supply Co., Inc., 5.75%, 12/15/2023	1/26/17-1/31/17	3,094,242	3,088,800
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 7.875%, 12/15/2024	12/02/16-1/05/17	5,473,930	5,805,000
Aramark Services, Inc., 4.75%, 6/01/2026	12/20/16-1/19/17	3,648,455	3,665,280
Freeport-McMoRan, Inc., 6.5%, 11/15/2020	5/25/16	810,119	866,125
Freeport-McMoRan, Inc., 6.875%, 2/15/2023	12/14/16-1/24/17	5,733,139	5,688,922
Gulfport Energy Corp., 6.375%, 5/15/2025	12/15/16	1,545,000	1,583,625
KLX, Inc., 5.875%, 12/01/2022	1/09/17-1/13/17	1,625,077	1,634,100
Koppers, Inc., 6%, 2/15/2025	1/19/17-1/26/17	3,707,183	3,819,150
Park Aerospace Holdings Ltd., 5.5%, 2/15/2024	1/20/17-1/23/17	4,334,544	4,410,965
Six Flags Entertainment Corp., 4.875%, 7/31/2024	12/08/16-1/12/17	3,420,474	3,419,163
Transdigm, Inc., 6.375%, 6/15/2026	1/23/17	947,628	935,750
Trinidad Drilling Ltd., 6.625%, 2/15/2025	1/27/17	1,250,000	1,278,125
Total Restricted Securities			$41,733,755
% of Net assets			2.9%

The following abbreviations are used in this report and are defined:

FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

Derivative Contracts at 1/31/17

Forward Foreign Currency Exchange Contracts at 1/31/17

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Unrealized Appreciation (Depreciation)
Liability Derivatives
SELL	EUR	Citibank N.A.	2,033,642	3/10/17	$2,188,943	$2,198,363	$(9,420)

See Notes to Financial Statements

22

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 1/31/17

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $1,360,722,485)	$1,381,942,082
Underlying affiliated funds, at value (identified cost, $26,193,671)	26,194,325
Total investments, at value (identified cost, $1,386,916,156)	$1,408,136,407
Cash	226,699
Receivables for
Investments sold	3,263,895
Fund shares sold	1,063,650
Interest	22,203,190
Other assets	7,043
Total assets	$1,434,900,884
Liabilities
Payables for
Forward foreign currency exchange contracts	$9,420
Investments purchased	12,164,446
Fund shares reacquired	834,155
Payable to affiliates
Administrator	96
Shareholder servicing costs	14
Accrued expenses and other liabilities	95,736
Total liabilities	$13,103,867
Net assets	$1,421,797,017
Net assets consist of
Paid-in capital	$1,466,646,769
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	21,211,414
Accumulated net realized gain (loss) on investments and foreign currency	(65,100,143)
Accumulated distributions in excess of net investment income	(961,023)
Net assets	$1,421,797,017
Shares of beneficial interest outstanding	153,138,952
Net asset value per share (net assets of $1,421,797,017 / 153,138,952 shares of beneficial interest outstanding)	$9.28

See Notes to Financial Statements

23

Financial Statements

STATEMENT OF OPERATIONS

Year ended 1/31/17

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$89,659,854
Dividends	332,879
Dividends from underlying affiliated funds	193,517
Total investment income	$90,186,250
Expenses
Shareholder servicing costs	41
Administrative services fee	17,500
Custodian fee	141,190
Shareholder communications	6,933
Audit and tax fees	42,107
Legal fees	19,765
Pricing service fees	17,657
Miscellaneous	32,614
Total expenses	$277,807
Fees paid indirectly	(1,095)
Net expenses	$276,712
Net investment income	$89,909,538
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$(39,388,212)
Underlying affiliated funds	(3,474)
Futures contracts	143,431
Foreign currency	48,962
Net realized gain (loss) on investments and foreign currency	$(39,199,293)
Change in unrealized appreciation (depreciation)
Investments	$183,738,207
Futures contracts	287,993
Translation of assets and liabilities in foreign currencies	(10,140)
Net unrealized gain (loss) on investments and foreign currency translation	$184,016,060
Net realized and unrealized gain (loss) on investments and foreign currency	$144,816,767
Change in net assets from operations	$234,726,305

See Notes to Financial Statements

24

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 1/31
	2017	2016
Change in net assets
From operations
Net investment income	$89,909,538	$86,604,642
Net realized gain (loss) on investments and foreign currency	(39,199,293)	(13,733,378)
Net unrealized gain (loss) on investments and foreign currency translation	184,016,060	(147,732,761)
Change in net assets from operations	$234,726,305	$(74,861,497)
Distributions declared to shareholders
From net investment income	$(93,907,378)	$(89,680,774)
From net realized gain on investments	—	(996,862)
Total distributions declared to shareholders	$(93,907,378)	$(90,677,636)
Change in net assets from fund share transactions	$(69,688,168)	$178,673,761
Total change in net assets	$71,130,759	$13,134,628
Net assets
At beginning of period	1,350,666,258	1,337,531,630
At end of period (including accumulated distributions in excess of net investment income of $961,023 and $703,387, respectively)	$1,421,797,017	$1,350,666,258

See Notes to Financial Statements

25

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 1/31			Period ended 1/31/14 (c)
	2017	2016	2015
Net asset value, beginning of period	$8.41	$9.47	$9.85	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.56	$0.57	$0.61	$0.55
Net realized and unrealized gain (loss) on investments and foreign currency	0.90	(1.03)	(0.29)	(0.04)
Total from investment operations	$1.46	$(0.46)	$0.32	$0.51
Less distributions declared to shareholders
From net investment income	$(0.59)	$(0.59)	$(0.63)	$(0.59)
From net realized gain on investments	—	(0.01)	(0.07)	(0.07)
Total distributions declared to shareholders	$(0.59)	$(0.60)	$(0.70)	$(0.66)
Net asset value, end of period (x)	$9.28	$8.41	$9.47	$9.85
Total return (%) (r)(s)(x)	17.77	(5.23)	3.28	5.26	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.02	0.02	0.03	0.02	(a)
Expenses after expense reductions (f)	0.02	0.02	0.03	0.02	(a)
Net investment income	6.28	6.19	6.18	6.54	(a)
Portfolio turnover	44	33	43	42	(n)
Net assets at end of period (000 omitted)	$1,421,797	$1,350,666	$1,337,532	$1,113,709

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, March 25, 2013, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS High Yield Pooled Portfolio (the fund) is a diversified series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. This fund is available only to certain U.S. registered investment companies managed by MFS. MFS does not receive a management fee from this fund.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet

27

Notes to Financial Statements – continued

offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other

28

Notes to Financial Statements – continued

market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of January 31, 2017 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Corporate Bonds	$—	$1,157,175,744	$—	$1,157,175,744
Foreign Bonds	—	173,516,762	—	173,516,762
Floating Rate Loans	—	51,249,576	—	51,249,576
Mutual Funds	26,194,325	—	—	26,194,325
Total Investments	$26,194,325	$1,381,942,082	$—	$1,408,136,407

Other Financial Instruments
Forward Foreign Currency Exchange Contracts – Liabilities	$—	$(9,420)	$—	$(9,420)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

29

Notes to Financial Statements – continued

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options, futures contracts, and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at January 31, 2017 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange	$(9,420)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended January 31, 2017 as reported in the Statement of Operations:

Risk	Futures Contracts	Foreign Currency	Investments (Purchased Options)
Interest Rate	$143,431	$—	$—
Foreign Exchange	—	50,092	—
Equity	—	—	(102,530)
Total	$143,431	$50,092	$(102,530)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended January 31, 2017 as reported in the Statement of Operations:

Risk	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies
Interest Rate	$287,993	$—
Foreign Exchange	—	(10,747)
Total	$287,993	$(10,747)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk

30

Notes to Financial Statements – continued

whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Purchased Options – The fund purchased call options for a premium. Purchased call options entitle the holder to buy a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

31

Notes to Financial Statements – continued

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

32

Notes to Financial Statements – continued

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended January 31, 2017, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when

33

Notes to Financial Statements – continued

filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to defaulted bonds and amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	1/31/17	1/31/16
Ordinary income (including any short-term capital gains)	$93,907,378	$90,677,636

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 1/31/17
Cost of investments	$1,391,773,592
Gross appreciation	38,183,438
Gross depreciation	(21,820,623)
Net unrealized appreciation (depreciation)	$16,362,815
Undistributed ordinary income	7,265,610
Capital loss carryforwards	(60,242,707)
Other temporary differences	(8,235,470)

34

Notes to Financial Statements – continued

As of January 31, 2017, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(6,907,045)
Long-Term	(53,335,662)
Total	$(60,242,707)

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. MFS receives no compensation under this agreement; however MFS receives management fees from MFS funds that invest in the fund.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, provides transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of shares of the fund under a Shareholder Servicing Agent Agreement. MFSC is not paid a fee for providing these services. MFSC receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended January 31, 2017, these costs amounted to $41. The fund may also pay shareholder servicing related costs to non-related parties.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500. The administrative services fee incurred for the year ended January 31, 2017 was equivalent to an annual effective rate of 0.0012% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund may pay compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFSC. The independent Trustees do not currently receive compensation from the fund.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended January 31, 2017, the fee paid by the fund under this agreement was $2,779 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

35

Notes to Financial Statements – continued

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

For the year ended January 31, 2017, purchases and sales of investments, other than short-term obligations, aggregated $602,702,884 and $650,208,883, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 1/31/17		Year ended 1/31/16
	Shares	Amount	Shares	Amount
Shares sold	16,824,911	$150,909,641	33,576,052	$307,119,857
Shares issued to shareholders in reinvestment of distributions	10,438,896	93,907,378	9,908,700	90,676,904
Shares reacquired	(34,707,692)	(314,505,187)	(24,098,828)	(219,123,000)
Net change	(7,443,885)	$(69,688,168)	19,385,924	$178,673,761

The fund is an MFS Pooled Portfolio, which is designed to be used by certain MFS funds to invest in a particular security type rather than invest in the security type directly. The fund is solely invested in by other MFS funds for the purpose of gaining exposure to high income debt instruments, rather than investing in high income debt instruments directly. The MFS funds do not invest in this fund for the purpose of exercising management or control. At the end of the period, the MFS Diversified Income Fund, the MFS Global High Yield Fund, the MFS Strategic Income Fund, and the MFS Strategic Income Portfolio were the owners of record of approximately 71%, 20%, 8%, and 1%, respectively, of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended January 31, 2017, the fund’s commitment fee and interest expense were $8,981 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

36

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	34,778,255	404,365,762	(412,949,692)	26,194,325

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(3,474)	$—	$193,517	$26,194,325

37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust III and the Shareholders of

MFS High Yield Pooled Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS High Yield Pooled Portfolio (one of the series of MFS Series Trust III) (the “Fund”) as of January 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and for the period from March 25, 2013 (commencement of operations) through January 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2017, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS High Yield Pooled Portfolio as of January 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and for the period from March 25, 2013 (commencement of operations) through January 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 20, 2017

38

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of March 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	Massachusetts Financial Services Company, Executive Chairman (since January 2017) and Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 55)	Trustee	January 2014	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

39

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A
Michael Hegarty (age 72)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	Private investor	N/A
Maryanne L. Roepke (age 61)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
David L. DiLorenzo (k) (age 48)	President	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 56)	Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller and Kavanaugh and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of March 1, 2017, the Trustees served as board members of 137 funds within the MFS Family of Funds.

42

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
William Adams David Cole

43

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down.

44

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2017 income tax forms in January 2018.

45

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

46

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

47

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

January 31, 2017

MFS® HIGH YIELD POOLED PORTFOLIO

HYP-ANN

MFS® HIGH YIELD POOLED PORTFOLIO

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Despite June’s unexpected vote by the United Kingdom to leave the European Union and the surprising result in November’s U.S. presidential election, most markets have proved resilient. U.S. share prices quickly reversed post-Brexit declines, and indices reached new highs following the November elections. U.S. bond yields rose after Donald Trump’s victory on hopes that his proposed policy mix of lower taxes, increased spending on infrastructure and a lighter regulatory burden for businesses will lift both U.S. economic growth and inflation. However, interest rates in most developed markets remain very low, with major central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of still-low inflation. Even after the rise in yields following the election, interest rates remain low by historical standards.

Globally, economic growth has shown signs of recovery of late, led by the United States and the eurozone. Despite better growth, there are few immediate signs of worrisome inflation. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the already slow pace of global trade growth. Looking ahead, markets will have to contend with a series of European elections during 2017, which, depending on the outcomes, could further call into question the future direction of the European Union.

At MFS®, we believe in a patient, long-term approach to investing. Viewing investments with a long lens makes it possible to filter out short-term market noise and focus on achieving solid risk-adjusted returns over a full market cycle.

In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

March 20, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Medical & Health Technology & Services	7.3%
Cable TV	6.1%
Energy – Independent	5.5%
Midstream	5.3%
Telecommunications – Wireless	4.5%

Composition including fixed income credit quality (a)(i)
BBB	3.2%
BB	42.3%
B	39.3%
CCC	13.4%
D	0.1%
Not Rated	0.5%
Cash & Cash Equivalents	1.2%
Other (o)	(0.0)%

Portfolio facts (i)
Average Duration (d)	3.8
Average Effective Maturity (m)	6.8 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may or may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price

2

Portfolio Composition – continued

sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

Percentages are based on net assets as of 1/31/17.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended January 31, 2017, shares of the MFS High Yield Pooled Portfolio (“fund”) provided a total return of 17.77%, at net asset value. This compares with a return of 20.77% for the fund’s benchmark, the Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (formerly “Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index”).

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during much of the reporting period, though signs of improved growth became evident in late 2016. The US Federal Reserve increased interest rates by 25 basis points at the end of the period, the second hike of the cycle which began in December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. During the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and EM economies was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge. Late in the period, the surprising US presidential election outcome prompted a significant rally in equities and a rise in bond yields in anticipation of a reflationary policy mix from the incoming Trump administration.

Headwinds from lower energy and commodity prices, which had spread beyond the energy, materials and industrial sectors early in the reporting period, abated later in the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the US dollar was an earnings headwind for multinationals late in the period. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt (“EMD”) as a result of the US presidential election, which raised concerns about the potential for a protectionist turn in US trade policy which could negatively impact EM economies. These concerns, along with rising expectations for US growth, inflation and interest rates, have turned the tables on flows into EMD. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

4

Management Review – continued

Detractors from Performance

The fund’s lesser exposure to “C” rated (r) securities was a primary detractor from performance relative to the Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index. Additionally, weak security selection in both the energy and capital goods sectors weighed on relative returns. Bond selection within “B”, “BB” and “CCC” rated bonds, particularly within the capital goods and consumer cyclical sectors, further dampened relative performance.

The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when bond markets generally rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

The fund’s shorter duration (d) stance was a primary factor supporting relative returns as interest rates generally rose throughout the reporting period. A combination of a lesser exposure and strong bond selection within the technology sector further benefited relative returns.

Respectfully,

William Adams	David Cole
Portfolio Manager	Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 1/31/17

The following chart illustrates the fund’s historical performance in comparison to its benchmark(s). Performance results reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 1/31/17

Average annual without sales charge

Fund Inception Date	1-yr	Life (t)
3/25/13	17.77%	5.13%
Comparative benchmark
Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)	20.77%	5.21%

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the fund inception date through the stated period end. (See Notes to Performance Summary.)

Benchmark Definition

Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (formerly Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index) – a component of the Bloomberg Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for the fund for the periods presented. Life returns are presented where the fund has less than 10 years of performance history and represent the average annual total return from the fund inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, August 1, 2016 through January 31, 2017

As a shareholder of the fund, you incur ongoing costs, including fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2016 through January 31, 2017.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 8/01/16	Ending Account Value 1/31/17	Expenses Paid During Period (p) 8/01/16-1/31/17
Actual	0.02%	$1,000.00	$1,053.67	$0.10
Hypothetical (h)	0.02%	$1,000.00	$1,025.04	$0.10

(h)	5% fund return per year before expenses.
(p)	“Expenses Paid During Period” are equal to the fund’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8

PORTFOLIO OF INVESTMENTS

1/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 93.6%
Issuer	Shares/Par	Value ($)
Aerospace - 0.9%
CPI International, Inc., 8.75%, 2/15/2018	$5,895,000	$5,968,687
KLX, Inc., 5.875%, 12/01/2022 (z)	1,560,000	1,634,100
TransDigm, Inc., 6%, 7/15/2022	875,000	881,563
TransDigm, Inc., 6.5%, 7/15/2024	3,345,000	3,349,181
Transdigm, Inc., 6.375%, 6/15/2026 (z)	950,000	935,750

		$12,769,281
Automotive - 1.6%
Allison Transmission, Inc., 5%, 10/01/2024 (n)	$6,064,000	$6,109,480
Gates Global LLC, 6%, 7/15/2022 (n)	3,935,000	3,880,894
IHO Verwaltungs GmbH, 4.75%, 9/15/2026 (n)	5,250,000	5,158,125
ZF North America Capital, Inc., 4.5%, 4/29/2022 (n)	3,825,000	3,925,406
ZF North America Capital, Inc., 4.75%, 4/29/2025 (n)	4,195,000	4,265,057

		$23,338,962
Broadcasting - 2.5%
CBS Radio, Inc., 7.25%, 11/01/2024 (n)	$3,180,000	$3,313,147
Clear Channel Worldwide Holdings, Inc., “A”, 6.5%, 11/15/2022	1,675,000	1,690,075
Clear Channel Worldwide Holdings, Inc., “B”, 6.5%, 11/15/2022	5,355,000	5,590,620
iHeartMedia, Inc., 9%, 3/01/2021	2,863,000	2,140,092
Liberty Media Corp. - Liberty Formula One, 8.5%, 7/15/2029	3,220,000	3,574,200
Liberty Media Corp. - Liberty Formula One, 8.25%, 2/01/2030	1,215,000	1,275,750
Match Group, Inc., 6.375%, 6/01/2024	4,115,000	4,413,338
Netflix, Inc., 5.375%, 2/01/2021	3,335,000	3,580,956
Netflix, Inc., 5.875%, 2/15/2025	2,350,000	2,549,750
Netflix, Inc., 4.375%, 11/15/2026 (n)	2,315,000	2,271,594
Nexstar Broadcasting, Inc., 6.875%, 11/15/2020	5,005,000	5,190,686

		$35,590,208
Building - 3.3%
ABC Supply Co., Inc., 5.75%, 12/15/2023 (z)	$2,970,000	$3,088,800
Allegion PLC, 5.875%, 9/15/2023	2,530,000	2,694,450
Allegion U.S. Holding Co., Inc., 5.75%, 10/01/2021	5,120,000	5,337,600
Beacon Roofing Supply, Inc., 6.375%, 10/01/2023	5,200,000	5,577,000
Gibraltar Industries, Inc., 6.25%, 2/01/2021	4,675,000	4,829,859
HD Supply, Inc., 5.75%, 4/15/2024 (n)	3,830,000	4,031,075
PriSo Acquisition Corp., 9%, 5/15/2023 (n)	5,265,000	5,370,300
Standard Industries, Inc., 5.375%, 11/15/2024 (n)	3,840,000	3,960,000
Standard Industries, Inc., 6%, 10/15/2025 (n)	4,745,000	5,005,975

9

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Building - continued
Summit Materials LLC/Summit Materials Finance Co., 6.125%, 7/15/2023	$7,150,000	$7,382,375

		$47,277,434
Business Services - 1.6%
Alliance Data Systems Corp., 5.875%, 11/01/2021 (n)	$5,455,000	$5,632,287
Alliance Data Systems Corp., 5.375%, 8/01/2022 (n)	570,000	557,175
Equinix, Inc., 4.875%, 4/01/2020	3,450,000	3,544,875
Equinix, Inc., 5.375%, 1/01/2022	1,825,000	1,929,937
Equinix, Inc., 5.375%, 4/01/2023	2,605,000	2,725,690
Equinix, Inc., 5.75%, 1/01/2025	1,020,000	1,076,100
Iron Mountain, Inc., REIT, 6%, 10/01/2020 (n)	2,080,000	2,178,800
Iron Mountain, Inc., REIT, 6%, 8/15/2023	4,760,000	5,045,600

		$22,690,464
Cable TV - 6.0%
Altice Financing S.A., 6.625%, 2/15/2023 (n)	$8,055,000	$8,437,612
Altice U.S. Finance I Corp., 5.5%, 5/15/2026 (n)	2,850,000	2,921,250
CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2023 (n)	7,075,000	7,340,312
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 1/15/2024	8,130,000	8,536,500
CCO Holdings LLC/CCO Holdings Capital Corp., 5.375%, 5/01/2025 (n)	1,325,000	1,379,656
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 2/15/2026 (n)	3,245,000	3,438,687
Cequel Communications Holdings, 6.375%, 9/15/2020 (n)	3,535,000	3,632,212
CSC Holdings LLC, 5.5%, 4/15/2027 (n)	5,795,000	5,881,925
DISH DBS Corp., 5%, 3/15/2023	2,750,000	2,705,312
DISH DBS Corp., 5.875%, 11/15/2024	3,560,000	3,600,050
Intelsat Jackson Holdings S.A., 7.25%, 4/01/2019	2,850,000	2,449,219
Intelsat Jackson Holdings S.A., 5.5%, 8/01/2023	2,945,000	2,061,500
Intelsat Jackson Holdings S.A., 8%, 2/15/2024 (n)	1,255,000	1,302,063
LGE Holdco VI B.V., 7.125%, 5/15/2024 (n)	1,895,000	2,329,487
Lynx II Corp., 6.375%, 4/15/2023 (n)	2,530,000	2,656,500
Sirius XM Radio, Inc., 4.625%, 5/15/2023 (n)	2,495,000	2,515,259
Sirius XM Radio, Inc., 6%, 7/15/2024 (n)	5,470,000	5,822,159
Sirius XM Radio, Inc., 5.375%, 4/15/2025 (n)	2,570,000	2,614,975
Unitymedia Hessen, 5.5%, 1/15/2023 (n)	4,480,000	4,659,200
Unitymedia KabelBW GmbH, 6.125%, 1/15/2025 (n)	2,960,000	3,059,900
Virgin Media Finance PLC, 5.75%, 1/15/2025 (n)	1,230,000	1,248,450
Virgin Media Secured Finance PLC, 5.25%, 1/15/2026 (n)	3,860,000	3,873,008
Ziggo Bond Finance B.V., 5.875%, 1/15/2025 (n)	2,750,000	2,768,906

		$85,234,142

10

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Chemicals - 2.2%
Axalta Coating Systems Co., 4.875%, 8/15/2024 (n)	$4,830,000	$4,890,375
Chemours Co., 6.625%, 5/15/2023	3,855,000	3,835,725
Chemours Co., 7%, 5/15/2025	1,590,000	1,584,435
Consolidated Energy Finance S.A., 6.75%, 10/15/2019 (n)	3,010,000	3,017,525
GCP Applied Technologies Co., 9.5%, 2/01/2023 (n)	3,345,000	3,813,300
Tronox Finance LLC, 6.375%, 8/15/2020	4,645,000	4,465,006
Tronox Finance LLC, 7.5%, 3/15/2022 (n)	4,060,000	3,958,500
W.R. Grace & Co., 5.125%, 10/01/2021 (n)	5,590,000	5,862,513

		$31,427,379
Computer Software - 1.1%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 6.02%, 6/15/2026 (n)	$4,245,000	$4,583,246
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 5.875%, 6/15/2021 (n)	1,850,000	1,951,496
Nuance Communications, Inc., 5.625%, 12/15/2026 (n)	4,745,000	4,739,069
VeriSign, Inc., 4.625%, 5/01/2023	4,940,000	4,993,846

		$16,267,657
Computer Software - Systems - 1.6%
CDW LLC/CDW Finance Corp., 6%, 8/15/2022	$1,710,000	$1,804,050
CDW LLC/CDW Finance Corp., 5.5%, 12/01/2024	2,895,000	3,014,419
JDA Software Group, Inc., 7.375%, 10/15/2024 (n)	5,115,000	5,370,750
Sabre GLBL, Inc., 5.375%, 4/15/2023 (n)	7,060,000	7,181,347
Western Digital Corp., 10.5%, 4/01/2024 (n)	4,910,000	5,781,525

		$23,152,091
Conglomerates - 3.1%
Amsted Industries Co., 5%, 3/15/2022 (n)	$7,610,000	$7,629,025
Apex Tool Group, 7%, 2/01/2021 (n)	5,175,000	4,786,875
EnerSys, 5%, 4/30/2023 (n)	8,365,000	8,511,387
Enpro Industries, Inc., 5.875%, 9/15/2022	6,185,000	6,432,400
Entegris, Inc., 6%, 4/01/2022 (n)	6,199,000	6,477,955
Gardner Denver, Inc., 6.875%, 8/15/2021 (n)	4,545,000	4,533,638
SPX FLOW, Inc., 5.625%, 8/15/2024 (n)	5,325,000	5,431,500

		$43,802,780
Construction - 0.1%
Empresas ICA S.A.B. de C.V., 8.9%, 2/04/2021 (a)(d)	$2,120,000	$447,850
Empresas ICA S.A.B. de C.V., 8.875%, 5/29/2024 (a)(d)(n)	1,723,000	380,568

		$828,418
Consumer Products - 1.0%
NBTY, Inc., 7.625%, 5/15/2021 (n)	$5,740,000	$6,012,650
Prestige Brands, Inc., 5.375%, 12/15/2021 (n)	3,800,000	3,914,000

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Consumer Products - continued
Spectrum Brands, Inc., 6.125%, 12/15/2024	$1,065,000	$1,126,238
Spectrum Brands, Inc., 5.75%, 7/15/2025	3,670,000	3,835,150

		$14,888,038
Consumer Services - 3.2%
ADT Corp., 6.25%, 10/15/2021	$8,105,000	$8,814,187
ADT Corp., 4.125%, 6/15/2023	1,360,000	1,297,100
Garda World Security Corp., 7.25%, 11/15/2021 (n)	2,385,000	2,283,638
Garda World Security Corp., 7.25%, 11/15/2021 (n)	4,540,000	4,347,050
Interval Acquisition Corp., 5.625%, 4/15/2023	9,265,000	9,450,300
Mobile Mini, Inc., 5.875%, 7/01/2024	5,235,000	5,457,488
Monitronics International, Inc., 9.125%, 4/01/2020	4,800,000	4,668,000
Service Corp. International, 5.375%, 5/15/2024	3,235,000	3,388,663
ServiceMaster Co. LLC, 5.125%, 11/15/2024 (n)	5,380,000	5,447,250

		$45,153,676
Containers - 3.9%
Berry Plastics Group, Inc., 5.5%, 5/15/2022	$6,035,000	$6,276,400
Berry Plastics Group, Inc., 6%, 10/15/2022	3,685,000	3,901,494
Crown American LLC, 4.5%, 1/15/2023	5,098,000	5,206,332
Crown American LLC, 4.25%, 9/30/2026 (n)	2,515,000	2,404,969
Multi-Color Corp., 6.125%, 12/01/2022 (n)	6,090,000	6,440,175
Plastipak Holdings, Inc., 6.5%, 10/01/2021 (n)	6,317,000	6,593,369
Reynolds Group, 5.75%, 10/15/2020	2,550,000	2,625,429
Reynolds Group, 8.25%, 2/15/2021	2,457,031	2,529,514
Reynolds Group, 5.125%, 7/15/2023 (n)	4,145,000	4,239,092
Reynolds Group, 7%, 7/15/2024 (n)	2,215,000	2,360,083
Sealed Air Corp., 4.875%, 12/01/2022 (n)	4,940,000	5,094,375
Sealed Air Corp., 5.125%, 12/01/2024 (n)	2,085,000	2,160,581
Signode Industrial Group, 6.375%, 5/01/2022 (n)	4,930,000	5,003,950

		$54,835,763
Electronics - 0.5%
Sensata Technologies B.V., 5.625%, 11/01/2024 (n)	$3,185,000	$3,342,243
Sensata Technologies B.V., 5%, 10/01/2025 (n)	4,355,000	4,352,823

		$7,695,066
Energy - Independent - 5.4%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 7.875%, 12/15/2024 (z)	$5,400,000	$5,805,000
Carrizo Oil & Gas, Inc., 6.25%, 4/15/2023	6,245,000	6,408,931
Concho Resources, Inc., 5.5%, 4/01/2023	4,330,000	4,492,375
Consol Energy, Inc., 5.875%, 4/15/2022	1,515,000	1,465,762
Consol Energy, Inc., 8%, 4/01/2023	6,060,000	6,211,500

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Energy - Independent - continued
Continental Resources, Inc., 4.5%, 4/15/2023	$6,845,000	$6,759,437
Diamondback Energy, Inc., 5.375%, 5/31/2025 (n)	5,855,000	6,045,287
Gulfport Energy Corp., 6%, 10/15/2024 (n)	4,370,000	4,451,938
Gulfport Energy Corp., 6.375%, 5/15/2025 (z)	1,545,000	1,583,625
PDC Energy, Inc., 6.125%, 9/15/2024 (n)	6,120,000	6,395,400
Range Resources Corp., 4.875%, 5/15/2025	6,465,000	6,291,738
Rice Energy, Inc., 7.25%, 5/01/2023	5,815,000	6,236,588
Sanchez Energy Corp., 6.125%, 1/15/2023	6,005,000	5,764,800
Seven Generations Energy, 8.25%, 5/15/2020 (n)	2,825,000	2,998,031
Whiting Petroleum Corp., 6.25%, 4/01/2023	5,460,000	5,514,600

		$76,425,012
Energy - Integrated - 0.3%
Cenovus Energy, Inc., 6.75%, 11/15/2039	$3,341,000	$3,753,299

Entertainment - 1.6%
Cedar Fair LP, 5.25%, 3/15/2021	$5,025,000	$5,177,886
Cedar Fair LP, 5.375%, 6/01/2024	2,490,000	2,564,700
Cinemark USA, Inc., 5.125%, 12/15/2022	3,135,000	3,221,212
Cinemark USA, Inc., 4.875%, 6/01/2023	3,975,000	4,004,415
Six Flags Entertainment Corp., 5.25%, 1/15/2021 (n)	4,915,000	5,050,163
Six Flags Entertainment Corp., 4.875%, 7/31/2024 (z)	3,445,000	3,419,163

		$23,437,539
Financial Institutions - 4.5%
Aircastle Ltd., 4.625%, 12/15/2018	$3,340,000	$3,465,250
Aircastle Ltd., 5.125%, 3/15/2021	2,295,000	2,412,619
Aircastle Ltd., 5.5%, 2/15/2022	5,495,000	5,769,200
CIT Group, Inc., 5.25%, 3/15/2018	4,360,000	4,506,060
CIT Group, Inc., 6.625%, 4/01/2018 (n)	4,776,000	5,017,188
CIT Group, Inc., 5.5%, 2/15/2019 (n)	4,022,000	4,231,466
Credit Acceptance Corp., 6.125%, 2/15/2021	666,000	675,990
Credit Acceptance Corp., 7.375%, 3/15/2023	3,790,000	3,888,767
Nationstar Mortgage LLC/Capital Corp., 6.5%, 8/01/2018	3,080,000	3,126,200
Nationstar Mortgage LLC/Capital Corp., 7.875%, 10/01/2020	6,025,000	6,266,000
Nationstar Mortgage LLC/Capital Corp., 6.5%, 7/01/2021	1,800,000	1,833,750
Navient Corp., 8%, 3/25/2020	5,990,000	6,439,250
Navient Corp., 7.25%, 1/25/2022	6,615,000	6,805,181
Navient Corp., 7.25%, 9/25/2023	2,350,000	2,367,625
Navient Corp., 6.125%, 3/25/2024	2,850,000	2,696,813
Park Aerospace Holdings Ltd., 5.5%, 2/15/2024 (z)	4,295,000	4,410,965

		$63,912,324

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Food & Beverages - 2.3%
Aramark Services, Inc., 4.75%, 6/01/2026 (z)	$3,680,000	$3,665,280
JBS Investments GmbH, 7.25%, 4/03/2024	2,870,000	3,009,912
JBS USA LLC/JBS USA Finance, Inc., 5.875%, 7/15/2024 (n)	6,730,000	6,948,725
Lamb Weston Holdings, Inc., 4.625%, 11/01/2024 (n)	2,615,000	2,621,538
Lamb Weston Holdings, Inc., 4.875%, 11/01/2026 (n)	1,195,000	1,196,494
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 5.875%, 1/15/2024	4,380,000	4,631,018
Sun Merger Sub, Inc., 5.875%, 8/01/2021 (n)	5,120,000	5,344,819
U.S. Foods Holding Corp., 5.875%, 6/15/2024 (n)	5,615,000	5,867,675

		$33,285,461
Forest & Paper Products - 0.1%
Appvion, Inc., 9%, 6/01/2020 (n)	$3,365,000	$1,867,575

Gaming & Lodging - 3.2%
CCM Merger, Inc., 9.125%, 5/01/2019 (n)	$3,555,000	$3,680,065
GLP Capital LP/GLP Financing II, Inc., 5.375%, 11/01/2023	5,715,000	6,129,338
GLP Capital LP/GLP Financing II, Inc., 5.375%, 4/15/2026	750,000	781,875
Greektown Holdings LLC, 8.875%, 3/15/2019 (n)	5,100,000	5,342,250
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625%, 10/15/2021	5,675,000	5,851,351
Isle of Capri Casinos, Inc., 8.875%, 6/15/2020	1,110,000	1,158,563
Isle of Capri Casinos, Inc., 5.875%, 3/15/2021	5,520,000	5,706,576
MGM Resorts International, 6.625%, 12/15/2021	4,865,000	5,424,475
MGM Resorts International, 6%, 3/15/2023	3,185,000	3,423,875
Ryman Hospitality Properties, Inc., REIT, 5%, 4/15/2021	5,675,000	5,788,500
Ryman Hospitality Properties, Inc., REIT, 5%, 4/15/2023	2,155,000	2,176,550

		$45,463,418
Industrial - 0.4%
Howard Hughes Corp., 6.875%, 10/01/2021 (n)	$5,480,000	$5,774,550

Insurance - Health - 0.5%
Centene Corp., 5.625%, 2/15/2021	$2,790,000	$2,928,942
Centene Corp., 6.125%, 2/15/2024	3,770,000	4,005,625

		$6,934,567
Machinery & Tools - 1.6%
Ashtead Capital, Inc., 5.625%, 10/01/2024 (n)	$4,975,000	$5,223,750
CNH Industrial Capital LLC, 4.375%, 11/06/2020	7,190,000	7,450,637
CNH Industrial N.V., 4.5%, 8/15/2023	2,920,000	2,921,752
H&E Equipment Services Co., 7%, 9/01/2022	5,800,000	6,111,808
Light Tower Rentals, Inc., 8.125%, 8/01/2019 (a)(d)(n)	3,300,000	1,484,715

		$23,192,662

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Major Banks - 1.4%
Bank of America Corp., FRN, 6.1%, 12/29/2049	$7,755,000	$8,084,587
JPMorgan Chase & Co., 6% to 8/01/2023, FRN to 12/29/2049	6,295,000	6,468,113
Royal Bank of Scotland Group PLC, 7.5% to 8/10/2020, FRN to 12/29/2049	2,170,000	2,104,900
Royal Bank of Scotland Group PLC, 8.625% to 8/15/2021, FRN to 12/29/2049	2,600,000	2,684,500

		$19,342,100
Medical & Health Technology & Services - 6.9%
AmSurg Corp., 5.625%, 7/15/2022	$4,430,000	$4,562,900
CHS/Community Health Systems, Inc., 6.875%, 2/01/2022	6,030,000	4,386,825
DaVita, Inc., 5.125%, 7/15/2024	490,000	483,875
DaVita, Inc., 5%, 5/01/2025	5,210,000	5,084,960
Envision Healthcare Corp., 6.25%, 12/01/2024 (n)	2,230,000	2,347,075
HCA, Inc., 4.25%, 10/15/2019	4,370,000	4,522,950
HCA, Inc., 7.5%, 2/15/2022	6,165,000	7,012,688
HCA, Inc., 5.875%, 3/15/2022	5,470,000	5,941,788
HCA, Inc., 5%, 3/15/2024	4,960,000	5,164,600
HCA, Inc., 5.375%, 2/01/2025	5,735,000	5,849,700
HCA, Inc., 5.875%, 2/15/2026	2,780,000	2,891,200
HealthSouth Corp., 5.125%, 3/15/2023	5,430,000	5,402,850
HealthSouth Corp., 5.75%, 11/01/2024	4,015,000	4,080,244
LifePoint Health, Inc., 5.375%, 5/01/2024 (n)	4,130,000	3,954,475
MEDNAX, Inc., 5.25%, 12/01/2023 (n)	4,565,000	4,713,363
Quintiles IMS Holdings, Inc., 5%, 10/15/2026 (n)	4,270,000	4,298,438
Quorum Health Corp., 11.625%, 4/15/2023 (n)	4,500,000	4,230,000
Tenet Healthcare Corp., 8%, 8/01/2020	8,615,000	8,668,844
Tenet Healthcare Corp., 8.125%, 4/01/2022	6,175,000	6,236,750
Tenet Healthcare Corp., 6.75%, 6/15/2023	4,260,000	4,025,700
Universal Health Services, Inc., 7.625%, 8/15/2020	4,380,000	4,347,150

		$98,206,375
Medical Equipment - 0.9%
Hologic, Inc., 5.25%, 7/15/2022 (n)	$5,190,000	$5,410,575
Teleflex, Inc., 5.25%, 6/15/2024	4,750,000	4,892,500
Teleflex, Inc., 4.875%, 6/01/2026	2,525,000	2,512,375

		$12,815,450
Metals & Mining - 3.7%
Commercial Metals Co., 4.875%, 5/15/2023	$4,263,000	$4,348,260
First Quantum Minerals Ltd., 7%, 2/15/2021 (n)	3,070,000	3,146,750
Freeport-McMoRan, Inc., 3.875%, 3/15/2023	5,245,000	4,838,512
Freeport-McMoRan, Inc., 6.5%, 11/15/2020 (z)	845,000	866,125
Freeport-McMoRan, Inc., 6.875%, 2/15/2023 (z)	5,457,000	5,688,922

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Metals & Mining - continued
Freeport-McMoRan, Inc., 5.45%, 3/15/2043	$2,405,000	$2,068,300
GrafTech International Co., 6.375%, 11/15/2020	4,795,000	3,943,888
Kaiser Aluminum Corp., 5.875%, 5/15/2024	4,260,000	4,462,350
Kinross Gold Corp., 5.125%, 9/01/2021	2,535,000	2,636,400
Kinross Gold Corp., 5.95%, 3/15/2024	2,580,000	2,707,065
Lundin Mining Corp., 7.5%, 11/01/2020 (n)	2,165,000	2,295,809
Lundin Mining Corp., 7.875%, 11/01/2022 (n)	2,545,000	2,774,050
Steel Dynamics, Inc., 5.125%, 10/01/2021	1,725,000	1,785,375
Steel Dynamics, Inc., 5.25%, 4/15/2023	720,000	749,700
Steel Dynamics, Inc., 5.5%, 10/01/2024	2,725,000	2,891,906
Suncoke Energy Partners LP/Suncoke Energy Partners Finance Corp., 7.375%, 2/01/2020	3,415,000	3,406,463
Suncoke Energy, Inc., 7.625%, 8/01/2019	472,000	468,401
TMS International Corp., 7.625%, 10/15/2021 (n)	3,610,000	3,600,975

		$52,679,251
Midstream - 5.2%
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125%, 11/15/2022 (n)	$6,250,000	$6,406,250
Crestwood Midstream Partners LP, 6%, 12/15/2020	2,610,000	2,688,300
Crestwood Midstream Partners LP, 6.125%, 3/01/2022	1,205,000	1,245,970
Energy Transfer Equity LP, 7.5%, 10/15/2020	7,355,000	8,255,987
Ferrellgas LP/Ferrellgas Finance Corp., 6.75%, 1/15/2022	4,270,000	4,291,350
Kinder Morgan (Delaware), Inc., 7.75%, 1/15/2032	5,952,000	7,429,917
ONEOK, Inc., 7.5%, 9/01/2023	2,965,000	3,446,813
Sabine Pass Liquefaction LLC, 5.625%, 2/01/2021	5,580,000	6,026,400
Sabine Pass Liquefaction LLC, 5.625%, 4/15/2023	7,540,000	8,180,900
Sabine Pass Liquefaction LLC, 5.75%, 5/15/2024	2,545,000	2,770,869
Sabine Pass Liquefaction LLC, 5.625%, 3/01/2025	3,104,000	3,371,720
Targa Resources Partners LP/Targa Resources Finance Corp., 4.125%, 11/15/2019	2,555,000	2,593,325
Targa Resources Partners LP/Targa Resources Finance Corp., 5.25%, 5/01/2023	2,800,000	2,870,000
Targa Resources Partners LP/Targa Resources Finance Corp., 5.375%, 2/01/2027 (n)	7,865,000	8,150,106
Williams Cos., Inc., 4.55%, 6/24/2024	6,510,000	6,591,375

		$74,319,282
Network & Telecom - 1.9%
Centurylink, Inc., 6.45%, 6/15/2021	$4,305,000	$4,574,062
Centurylink, Inc., 7.65%, 3/15/2042	3,875,000	3,523,828
Frontier Communications Corp., 6.25%, 9/15/2021	2,895,000	2,706,825
Frontier Communications Corp., 7.125%, 1/15/2023	3,400,000	3,043,000
Frontier Communications Corp., 9%, 8/15/2031	3,490,000	3,009,043

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Network & Telecom - continued
Telecom Italia Capital, 6%, 9/30/2034	$1,535,000	$1,511,975
Telecom Italia S.p.A., 5.303%, 5/30/2024 (n)	5,495,000	5,525,223
Zayo Group LLC/Zayo Capital, Inc., 5.75%, 1/15/2027 (n)	3,425,000	3,506,515

		$27,400,471
Oil Services - 0.7%
Bristow Group, Inc., 6.25%, 10/15/2022	$2,514,000	$2,246,887
Trinidad Drilling Ltd., 6.625%, 2/15/2025 (z)	1,250,000	1,278,125
Weatherford International Ltd., 8.25%, 6/15/2023	5,960,000	6,079,200

		$9,604,212
Oils - 0.7%
CITGO Holding, Inc., 10.75%, 2/15/2020 (n)	$3,425,000	$3,658,927
CITGO Petroleum Corp., 6.25%, 8/15/2022 (n)	5,445,000	5,635,575

		$9,294,502
Other Banks & Diversified Financials - 0.8%
Groupe BPCE S.A., 12.5% to 9/30/2019, FRN to 8/29/2049 (n)	3,708,000	$4,542,300
UBS AG, 6.875%, 12/29/2049	6,790,000	6,762,433

		$11,304,733
Pharmaceuticals - 1.6%
Endo Finance LLC/Endo Finco, Inc., 7.25%, 1/15/2022 (n)	$5,380,000	$4,868,900
Mallinckrodt International Finance S.A., 5.75%, 8/01/2022 (n)	4,735,000	4,391,713
Mallinckrodt International Finance S.A., 5.5%, 4/15/2025 (n)	3,555,000	3,061,744
Valeant Pharmaceuticals International, Inc., 7%, 10/01/2020 (n)	6,110,000	5,529,550
Valeant Pharmaceuticals International, Inc., 7.5%, 7/15/2021 (n)	3,230,000	2,806,063
Valeant Pharmaceuticals International, Inc., 7.25%, 7/15/2022 (n)	2,885,000	2,423,746

		$23,081,716
Precious Metals & Minerals - 0.9%
Eldorado Gold Corp., 6.125%, 12/15/2020 (n)	$5,675,000	$5,802,687
Teck Resources Ltd., 4.5%, 1/15/2021	2,475,000	2,518,313
Teck Resources Ltd., 8%, 6/01/2021 (n)	2,340,000	2,579,850
Teck Resources Ltd., 3.75%, 2/01/2023	1,600,000	1,554,000

		$12,454,850
Printing & Publishing - 1.3%
Nielsen Finance LLC, 5%, 4/15/2022 (n)	$7,630,000	$7,792,138
Outdoor Americas Capital LLC/Outfront Media Capital Corp., 5.625%, 2/15/2024	3,840,000	4,008,000
TEGNA, Inc., 5.125%, 7/15/2020	1,415,000	1,464,525
TEGNA, Inc., 4.875%, 9/15/2021 (n)	1,550,000	1,588,750
TEGNA, Inc., 6.375%, 10/15/2023	3,660,000	3,870,450

		$18,723,863

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Real Estate - Healthcare - 0.7%
MPT Operating Partnership LP, REIT, 6.375%, 2/15/2022	$5,135,000	$5,314,725
MPT Operating Partnership LP, REIT, 5.25%, 8/01/2026	4,595,000	4,514,588

		$9,829,313
Real Estate - Other - 1.2%
DuPont Fabros Technology LP, REIT, 5.875%, 9/15/2021	$7,260,000	$7,586,700
Felcor Lodging LP, REIT, 5.625%, 3/01/2023	5,335,000	5,521,725
Starwood Property Trust, Inc., REIT, 5%, 12/15/2021 (n)	3,510,000	3,567,038

		$16,675,463
Restaurants - 0.2%
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.25%, 6/01/2026 (n)	$3,335,000	$3,373,886

Retailers - 1.8%
Dollar Tree, Inc., 5.75%, 3/01/2023	$6,865,000	$7,270,035
DriveTime Automotive Group, Inc./DT Acceptance Corp., 8%, 6/01/2021 (n)	3,473,000	3,429,587
Hanesbrands, Inc., 4.875%, 5/15/2026 (n)	4,660,000	4,590,100
Rite Aid Corp., 9.25%, 3/15/2020	1,000,000	1,033,800
Rite Aid Corp., 6.75%, 6/15/2021	1,380,000	1,435,200
Rite Aid Corp., 6.125%, 4/01/2023 (n)	4,245,000	4,420,106
Sally Beauty Holdings, Inc., 5.625%, 12/01/2025	2,910,000	3,040,950

		$25,219,778
Specialty Chemicals - 1.6%
A. Schulman, Inc., 6.875%, 6/01/2023 (z)	$5,250,000	$5,538,750
Chemtura Corp., 5.75%, 7/15/2021	6,165,000	6,411,600
Koppers, Inc., 6%, 2/15/2025 (z)	3,690,000	3,819,150
Univar USA, Inc., 6.75%, 7/15/2023 (n)	7,095,000	7,378,800

		$23,148,300
Specialty Stores - 1.2%
Argos Merger Sub, Inc., 7.125%, 3/15/2023 (n)	$5,425,000	$5,330,062
Group 1 Automotive, Inc., 5%, 6/01/2022	6,735,000	6,819,188
Michaels Stores, Inc., 5.875%, 12/15/2020 (n)	4,255,000	4,372,013

		$16,521,263
Supermarkets - 0.5%
Albertsons Cos. LLC/Safeway, Inc., 6.625%, 6/15/2024 (n)	$6,490,000	$6,763,878

Telecommunications - Wireless - 4.5%
Altice Luxembourg S.A., 7.75%, 5/15/2022 (n)	$3,570,000	$3,788,662
Altice Luxembourg S.A., 7.625%, 2/15/2025 (n)	4,145,000	4,383,337
Digicel Group Ltd., 8.25%, 9/30/2020 (n)	1,445,000	1,280,631

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Telecommunications - Wireless - continued
Digicel Group Ltd., 7.125%, 4/01/2022 (n)	$2,231,000	$1,783,818
Digicel Group Ltd., 6.75%, 3/01/2023 (n)	7,033,000	6,536,294
SFR Group S.A., 7.375%, 5/01/2026 (n)	4,750,000	4,874,688
Sprint Capital Corp., 6.875%, 11/15/2028	3,690,000	3,800,700
Sprint Corp., 7.875%, 9/15/2023	3,395,000	3,709,038
Sprint Corp., 7.125%, 6/15/2024	8,300,000	8,673,500
Sprint Nextel Corp., 9%, 11/15/2018 (n)	1,980,000	2,168,100
Sprint Nextel Corp., 6%, 11/15/2022	4,990,000	5,064,850
T-Mobile USA, Inc., 6.125%, 1/15/2022	475,000	502,313
T-Mobile USA, Inc., 6.5%, 1/15/2024	3,035,000	3,270,516
T-Mobile USA, Inc., 6.25%, 4/01/2021	7,535,000	7,807,767
T-Mobile USA, Inc., 6.633%, 4/28/2021	1,890,000	1,970,325
T-Mobile USA, Inc., 6.5%, 1/15/2026	3,600,000	3,955,500

		$63,570,039
Telephone Services - 0.6%
Level 3 Financing, Inc., 5.375%, 1/15/2024	$1,900,000	$1,921,375
Level 3 Financing, Inc., 5.375%, 5/01/2025	6,000,000	6,123,780

		$8,045,155
Transportation - Services - 0.6%
Navios Maritime Acquisition Corp., 8.125%, 11/15/2021 (n)	$2,397,000	$2,175,278
Navios Maritime Holding, Inc., 7.375%, 1/15/2022 (n)	3,465,000	2,375,691
Navios South American Logistics, Inc., 7.25%, 5/01/2022	1,110,000	1,025,362
Syncreon Group BV/Syncre, 8.625%, 11/01/2021 (n)	3,185,000	2,340,975
Ultrapetrol Bahamas Ltd., 8.875%, 6/15/2021 (a)(d)	786,000	137,550

		$8,054,856
Utilities - Electric Power - 2.2%
Calpine Corp., 5.5%, 2/01/2024	$3,935,000	$3,836,625
Calpine Corp., 5.75%, 1/15/2025	4,305,000	4,208,137
Covanta Holding Corp., 7.25%, 12/01/2020	4,290,000	4,416,555
Covanta Holding Corp., 6.375%, 10/01/2022	2,185,000	2,253,281
Covanta Holding Corp., 5.875%, 3/01/2024	3,840,000	3,820,800
Dynegy, Inc., 7.375%, 11/01/2022	1,655,000	1,634,312
Dynegy, Inc., 8%, 1/15/2025 (n)	1,485,000	1,425,600
NRG Energy, Inc., 6.625%, 3/15/2023	4,945,000	5,093,350
NRG Energy, Inc., 7.25%, 5/15/2026 (n)	4,375,000	4,577,344

		$31,266,004
Total Bonds (Identified Cost, $1,309,623,168)		$1,330,692,506

19

Portfolio of Investments – continued

Floating Rate Loans (g)(r) - 3.6%
Issuer	Shares/Par	Value ($)
Aerospace - 0.3%
TransDigm, Inc., Term Loan C, 3.75%, 2/28/2020	$3,631,998	$3,622,918

Broadcasting - 0.2%
Mission Broadcasting, Inc., Term Loan B, 3.77%, 9/26/2023 (o)	$182,917	$184,518
Nexstar Broadcasting, Inc., Term Loan B, 3.76%, 9/26/2023 (o)	1,985,282	2,002,653

		$2,187,171
Building - 0.5%
ABC Supply Co., Inc., Term Loan B, 3.5%, 10/31/2023	$5,014,702	$5,046,826
HD Supply, Inc., Term Loan B, 3.63%, 8/13/2021	1,736,535	1,745,652

		$6,792,478
Chemicals - 0.1%
GCP Applied Technologies, Inc., Term Loan B, 4%, 2/03/2022	$1,876,628	$1,893,048

Computer Software - Systems - 0.3%
CDW LLC, Term Loan B, 3%, 8/17/2023	$2,279,744	$2,293,042
Sabre, Inc., Term Loan B, 4%, 2/19/2019	1,791,200	1,799,783

		$4,092,825
Conglomerates - 0.2%
Entegris, Inc., Term Loan B, 3.5%, 4/30/2021	$2,964,418	$2,982,945

Consumer Products - 0.1%
Spectrum Brands, Inc., Term Loan B, 3.25%, 6/23/2022	$1,690,064	$1,707,434

Entertainment - 0.2%
Cedar Fair LP, Term Loan B, 3.25%, 3/06/2020	$1,045,272	$1,050,499
Six Flags Theme Parks, Inc., Term Loan B, 6/30/2022 (o)	1,791,200	1,806,314

		$2,856,813
Food & Beverages - 0.1%
Pinnacle Foods Finance LLC, Term Loan I, 2.75%, 1/13/2023	$1,782,199	$1,788,604

Gaming & Lodging - 0.1%
Hilton Worldwide Finance LLC, Term Loan B1, 3.5%, 10/25/2020	$2,127,481	$2,143,057

Medical & Health Technology & Services - 0.3%
DaVita Healthcare Partners, Inc., Term Loan B, 3.5%, 6/24/2021	$3,883,290	$3,928,192

Printing & Publishing - 0.2%
CBS Outdoor Americas Capital LLC, Term Loan B, 3%, 1/31/2021	$2,567,035	$2,569,709

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Floating Rate Loans (g)(r) - continued
Retailers - 0.1%
Rite Aid Corp., Second Lien Term Loan, 4.87%, 6/21/2021	$937,940	$939,307

Telephone Services - 0.1%
Level 3 Financing, Inc., Term Loan B, 4%, 1/15/2020	$2,100,200	$2,113,326

Transportation - Services - 0.5%
Commercial Barge Line Co., First Lien Term Loan, 9.75%, 11/12/2020	$7,101,162	$6,728,351

Utilities - Electric Power - 0.3%
Calpine Construction Finance Co. LP, Term Loan B1, 3%, 5/03/2020	$4,905,443	$4,903,398
Total Floating Rate Loans (Identified Cost, $51,099,317)		$51,249,576

Money Market Funds - 1.8%
MFS Institutional Money Market Portfolio, 0.62% (v) (Identified Cost, $26,193,671)	26,194,325	$26,194,325
Total Investments (Identified Cost, $1,386,916,156)		$1,408,136,407

Other Assets, Less Liabilities - 1.0%		13,660,610
Net Assets - 100.0%		$1,421,797,017

(a)	Non-income producing security.
(d)	In default.
(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $549,956,782 representing 38.7% of net assets.
(o)	All or a portion of this position has not settled. Upon settlement date, interest rates for unsettled amounts will be determined. The rate shown, if any, represents the weighted average coupon rate for settled amounts.
(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

21

Portfolio of Investments – continued

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
A. Schulman, Inc., 6.875%, 6/01/2023	12/02/16-1/19/17	$5,516,503	$5,538,750
ABC Supply Co., Inc., 5.75%, 12/15/2023	1/26/17-1/31/17	3,094,242	3,088,800
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 7.875%, 12/15/2024	12/02/16-1/05/17	5,473,930	5,805,000
Aramark Services, Inc., 4.75%, 6/01/2026	12/20/16-1/19/17	3,648,455	3,665,280
Freeport-McMoRan, Inc., 6.5%, 11/15/2020	5/25/16	810,119	866,125
Freeport-McMoRan, Inc., 6.875%, 2/15/2023	12/14/16-1/24/17	5,733,139	5,688,922
Gulfport Energy Corp., 6.375%, 5/15/2025	12/15/16	1,545,000	1,583,625
KLX, Inc., 5.875%, 12/01/2022	1/09/17-1/13/17	1,625,077	1,634,100
Koppers, Inc., 6%, 2/15/2025	1/19/17-1/26/17	3,707,183	3,819,150
Park Aerospace Holdings Ltd., 5.5%, 2/15/2024	1/20/17-1/23/17	4,334,544	4,410,965
Six Flags Entertainment Corp., 4.875%, 7/31/2024	12/08/16-1/12/17	3,420,474	3,419,163
Transdigm, Inc., 6.375%, 6/15/2026	1/23/17	947,628	935,750
Trinidad Drilling Ltd., 6.625%, 2/15/2025	1/27/17	1,250,000	1,278,125
Total Restricted Securities			$41,733,755
% of Net assets			2.9%

The following abbreviations are used in this report and are defined:

FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

Derivative Contracts at 1/31/17

Forward Foreign Currency Exchange Contracts at 1/31/17

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Unrealized Appreciation (Depreciation)
Liability Derivatives
SELL	EUR	Citibank N.A.	2,033,642	3/10/17	$2,188,943	$2,198,363	$(9,420)

See Notes to Financial Statements

22

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 1/31/17

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $1,360,722,485)	$1,381,942,082
Underlying affiliated funds, at value (identified cost, $26,193,671)	26,194,325
Total investments, at value (identified cost, $1,386,916,156)	$1,408,136,407
Cash	226,699
Receivables for
Investments sold	3,263,895
Fund shares sold	1,063,650
Interest	22,203,190
Other assets	7,043
Total assets	$1,434,900,884
Liabilities
Payables for
Forward foreign currency exchange contracts	$9,420
Investments purchased	12,164,446
Fund shares reacquired	834,155
Payable to affiliates
Administrator	96
Shareholder servicing costs	14
Accrued expenses and other liabilities	95,736
Total liabilities	$13,103,867
Net assets	$1,421,797,017
Net assets consist of
Paid-in capital	$1,466,646,769
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	21,211,414
Accumulated net realized gain (loss) on investments and foreign currency	(65,100,143)
Accumulated distributions in excess of net investment income	(961,023)
Net assets	$1,421,797,017
Shares of beneficial interest outstanding	153,138,952
Net asset value per share (net assets of $1,421,797,017 / 153,138,952 shares of beneficial interest outstanding)	$9.28

See Notes to Financial Statements

23

Financial Statements

STATEMENT OF OPERATIONS

Year ended 1/31/17

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$89,659,854
Dividends	332,879
Dividends from underlying affiliated funds	193,517
Total investment income	$90,186,250
Expenses
Shareholder servicing costs	41
Administrative services fee	17,500
Custodian fee	141,190
Shareholder communications	6,933
Audit and tax fees	42,107
Legal fees	19,765
Pricing service fees	17,657
Miscellaneous	32,614
Total expenses	$277,807
Fees paid indirectly	(1,095)
Net expenses	$276,712
Net investment income	$89,909,538
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$(39,388,212)
Underlying affiliated funds	(3,474)
Futures contracts	143,431
Foreign currency	48,962
Net realized gain (loss) on investments and foreign currency	$(39,199,293)
Change in unrealized appreciation (depreciation)
Investments	$183,738,207
Futures contracts	287,993
Translation of assets and liabilities in foreign currencies	(10,140)
Net unrealized gain (loss) on investments and foreign currency translation	$184,016,060
Net realized and unrealized gain (loss) on investments and foreign currency	$144,816,767
Change in net assets from operations	$234,726,305

See Notes to Financial Statements

24

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 1/31
	2017	2016
Change in net assets
From operations
Net investment income	$89,909,538	$86,604,642
Net realized gain (loss) on investments and foreign currency	(39,199,293)	(13,733,378)
Net unrealized gain (loss) on investments and foreign currency translation	184,016,060	(147,732,761)
Change in net assets from operations	$234,726,305	$(74,861,497)
Distributions declared to shareholders
From net investment income	$(93,907,378)	$(89,680,774)
From net realized gain on investments	—	(996,862)
Total distributions declared to shareholders	$(93,907,378)	$(90,677,636)
Change in net assets from fund share transactions	$(69,688,168)	$178,673,761
Total change in net assets	$71,130,759	$13,134,628
Net assets
At beginning of period	1,350,666,258	1,337,531,630
At end of period (including accumulated distributions in excess of net investment income of $961,023 and $703,387, respectively)	$1,421,797,017	$1,350,666,258

See Notes to Financial Statements

25

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 1/31			Period ended 1/31/14 (c)
	2017	2016	2015
Net asset value, beginning of period	$8.41	$9.47	$9.85	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.56	$0.57	$0.61	$0.55
Net realized and unrealized gain (loss) on investments and foreign currency	0.90	(1.03)	(0.29)	(0.04)
Total from investment operations	$1.46	$(0.46)	$0.32	$0.51
Less distributions declared to shareholders
From net investment income	$(0.59)	$(0.59)	$(0.63)	$(0.59)
From net realized gain on investments	—	(0.01)	(0.07)	(0.07)
Total distributions declared to shareholders	$(0.59)	$(0.60)	$(0.70)	$(0.66)
Net asset value, end of period (x)	$9.28	$8.41	$9.47	$9.85
Total return (%) (r)(s)(x)	17.77	(5.23)	3.28	5.26	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.02	0.02	0.03	0.02	(a)
Expenses after expense reductions (f)	0.02	0.02	0.03	0.02	(a)
Net investment income	6.28	6.19	6.18	6.54	(a)
Portfolio turnover	44	33	43	42	(n)
Net assets at end of period (000 omitted)	$1,421,797	$1,350,666	$1,337,532	$1,113,709

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, March 25, 2013, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS High Yield Pooled Portfolio (the fund) is a diversified series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. This fund is available only to certain U.S. registered investment companies managed by MFS. MFS does not receive a management fee from this fund.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet

27

Notes to Financial Statements – continued

offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other

28

Notes to Financial Statements – continued

market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of January 31, 2017 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Corporate Bonds	$—	$1,157,175,744	$—	$1,157,175,744
Foreign Bonds	—	173,516,762	—	173,516,762
Floating Rate Loans	—	51,249,576	—	51,249,576
Mutual Funds	26,194,325	—	—	26,194,325
Total Investments	$26,194,325	$1,381,942,082	$—	$1,408,136,407

Other Financial Instruments
Forward Foreign Currency Exchange Contracts – Liabilities	$—	$(9,420)	$—	$(9,420)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

29

Notes to Financial Statements – continued

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options, futures contracts, and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at January 31, 2017 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange	$(9,420)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended January 31, 2017 as reported in the Statement of Operations:

Risk	Futures Contracts	Foreign Currency	Investments (Purchased Options)
Interest Rate	$143,431	$—	$—
Foreign Exchange	—	50,092	—
Equity	—	—	(102,530)
Total	$143,431	$50,092	$(102,530)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended January 31, 2017 as reported in the Statement of Operations:

Risk	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies
Interest Rate	$287,993	$—
Foreign Exchange	—	(10,747)
Total	$287,993	$(10,747)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk

30

Notes to Financial Statements – continued

whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Purchased Options – The fund purchased call options for a premium. Purchased call options entitle the holder to buy a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

31

Notes to Financial Statements – continued

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

32

Notes to Financial Statements – continued

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended January 31, 2017, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when

33

Notes to Financial Statements – continued

filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to defaulted bonds and amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	1/31/17	1/31/16
Ordinary income (including any short-term capital gains)	$93,907,378	$90,677,636

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 1/31/17
Cost of investments	$1,391,773,592
Gross appreciation	38,183,438
Gross depreciation	(21,820,623)
Net unrealized appreciation (depreciation)	$16,362,815
Undistributed ordinary income	7,265,610
Capital loss carryforwards	(60,242,707)
Other temporary differences	(8,235,470)

34

Notes to Financial Statements – continued

As of January 31, 2017, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(6,907,045)
Long-Term	(53,335,662)
Total	$(60,242,707)

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. MFS receives no compensation under this agreement; however MFS receives management fees from MFS funds that invest in the fund.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, provides transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of shares of the fund under a Shareholder Servicing Agent Agreement. MFSC is not paid a fee for providing these services. MFSC receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended January 31, 2017, these costs amounted to $41. The fund may also pay shareholder servicing related costs to non-related parties.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500. The administrative services fee incurred for the year ended January 31, 2017 was equivalent to an annual effective rate of 0.0012% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund may pay compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFSC. The independent Trustees do not currently receive compensation from the fund.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended January 31, 2017, the fee paid by the fund under this agreement was $2,779 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

35

Notes to Financial Statements – continued

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

For the year ended January 31, 2017, purchases and sales of investments, other than short-term obligations, aggregated $602,702,884 and $650,208,883, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 1/31/17		Year ended 1/31/16
	Shares	Amount	Shares	Amount
Shares sold	16,824,911	$150,909,641	33,576,052	$307,119,857
Shares issued to shareholders in reinvestment of distributions	10,438,896	93,907,378	9,908,700	90,676,904
Shares reacquired	(34,707,692)	(314,505,187)	(24,098,828)	(219,123,000)
Net change	(7,443,885)	$(69,688,168)	19,385,924	$178,673,761

The fund is an MFS Pooled Portfolio, which is designed to be used by certain MFS funds to invest in a particular security type rather than invest in the security type directly. The fund is solely invested in by other MFS funds for the purpose of gaining exposure to high income debt instruments, rather than investing in high income debt instruments directly. The MFS funds do not invest in this fund for the purpose of exercising management or control. At the end of the period, the MFS Diversified Income Fund, the MFS Global High Yield Fund, the MFS Strategic Income Fund, and the MFS Strategic Income Portfolio were the owners of record of approximately 71%, 20%, 8%, and 1%, respectively, of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended January 31, 2017, the fund’s commitment fee and interest expense were $8,981 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

36

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	34,778,255	404,365,762	(412,949,692)	26,194,325

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(3,474)	$—	$193,517	$26,194,325

37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust III and the Shareholders of

MFS High Yield Pooled Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS High Yield Pooled Portfolio (one of the series of MFS Series Trust III) (the “Fund”) as of January 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and for the period from March 25, 2013 (commencement of operations) through January 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2017, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS High Yield Pooled Portfolio as of January 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and for the period from March 25, 2013 (commencement of operations) through January 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 20, 2017

38

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of March 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	Massachusetts Financial Services Company, Executive Chairman (since January 2017) and Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 55)	Trustee	January 2014	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

39

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A
Michael Hegarty (age 72)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	Private investor	N/A
Maryanne L. Roepke (age 61)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
David L. DiLorenzo (k) (age 48)	President	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 56)	Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller and Kavanaugh and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of March 1, 2017, the Trustees served as board members of 137 funds within the MFS Family of Funds.

42

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
William Adams David Cole

43

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down.

44

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2017 income tax forms in January 2018.

45

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

46

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

47

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1. Go to mfs.com.

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If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

January 31, 2017

MFS® MUNICIPAL HIGH INCOME FUND

MMH-ANN

MFS® MUNICIPAL HIGH INCOME FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Despite June’s unexpected vote by the United Kingdom to leave the European Union and the surprising result in November’s U.S. presidential election, most markets have proved resilient. U.S. share prices quickly reversed post-Brexit declines, and indices reached new highs following the November elections. U.S. bond yields rose after Donald Trump’s victory on hopes that his proposed policy mix of lower taxes, increased spending on infrastructure and a lighter regulatory burden for businesses will lift both U.S. economic growth and inflation. However, interest rates in most developed markets remain very low, with major central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of still-low inflation. Even after the rise in yields following the election, interest rates remain low by historical standards.

Globally, economic growth has shown signs of recovery of late, led by the United States and the eurozone. Despite better growth, there are few immediate signs of worrisome inflation. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the already slow pace of global trade growth. Looking ahead, markets will have to contend with a series of European elections during 2017, which, depending on the outcomes, could further call into question the future direction of the European Union.

At MFS®, we believe in a patient, long-term approach to investing. Viewing investments with a long lens makes it possible to filter out short-term market noise and focus on achieving solid risk-adjusted returns over a full market cycle.

In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

March 20, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten industries (i)
Healthcare Revenue – Long Term Care	15.7%
Healthcare Revenue – Hospitals	13.2%
Tobacco	9.5%
Universities – Secondary Schools	7.6%
Universities – Colleges	6.4%
Miscellaneous Revenue – Other	5.0%
Industrial Revenue – Airlines	3.9%
General Obligations – General Purpose	3.7%
Tax Assessment	3.3%
General Obligations – Schools	2.9%

Composition including fixed income credit quality (a)(i)
AAA	1.5%
AA	6.3%
A	20.3%
BBB	23.0%
BB	15.1%
B	7.4%
CCC	2.9%
CC	1.5%
C	0.1%
D	1.3%
Not Rated	21.4%
Cash & Cash Equivalents	(0.4)%
Other	(0.4)%

Portfolio facts (i)
Average Duration (d)	7.9
Average Effective Maturity (m)	17.9 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

Portfolio Composition – continued

(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

From time to time Cash & Cash Equivalents may be negative due to timing of cash receipts.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and/or the leverage created through the issuance of self-deposited inverse floaters and may be negative.

Percentages are based on net assets as of 1/31/17.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended January 31, 2017, Class A shares of the MFS Municipal High Income Fund (“fund”) provided a total return of 1.38%, at net asset value. This compares with a return of –0.28% for the fund’s benchmark, the Bloomberg Barclays Municipal Bond Index (formerly “Barclays Municipal Bond Index”).

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during much of the reporting period, though signs of improved growth became evident in late 2016. The US Federal Reserve (“Fed”) increased interest rates by 25 basis points at the end of the period, the second hike of the cycle which began in December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. During the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and EM economies was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge. Late in the period, the surprising US presidential election outcome prompted a significant rally in equities and a rise in bond yields in anticipation of a reflationary policy mix from the incoming Trump administration.

Headwinds from lower energy and commodity prices, which had spread beyond the energy, materials and industrial sectors early in the reporting period, abated later in the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the US dollar was an earnings headwind for multinationals late in the period. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt (“EMD”) as a result of the US presidential election, which raised concerns about the potential for a protectionist turn in US trade policy which could negatively impact EM economies. These concerns, along with rising expectations for US growth, inflation and interest rates, have turned the tables on flows into EMD. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

US Treasury yields generally rose during the reporting period, with most of the increase in yields occurring during the latter half of the 12-month period.

Management Review – continued

According to data from the Fed, 10-year US Treasury yields started the reporting period at 1.94%, fell to as low as 1.37% in the wake of the Brexit vote in June 2016, and finished the reporting period at 2.45%.

A significant portion of the increase in yields occurred in the wake of the results of the US presidential election, as President-elect Donald Trump and Republicans, who remained in control of both houses of Congress, discussed the prospects for greater-than-expected fiscal stimulus. The prospects for fiscal stimulus raised the possibility of stronger growth and higher inflation in the near-to-medium-term, which pushed Treasury yields higher.

The municipal bond market also saw an increase in yields post-election, with the market underperforming Treasuries for a while before recovering due to increased demand for higher-quality municipal securities from non-traditional municipal investors, also called crossover buyers.

Amid the volatile yield environment, the broader US investment grade municipal bond market provided slightly negative total returns during the period, as measured by the Bloomberg Barclays Municipal Bond Index, however mid-quality investment grade and below-investment grade municipal bonds performed a bit better than the highest-quality portion of the market. Investment grade municipal bonds generally lagged taxable bonds amid a strong recovery in credit spreads in areas such as investment grade and high yield corporate debt during the first-half of the reporting period, and resilient spreads in the second-half of the period.

Municipal market performance was also impacted by higher-than-average increased issuance, especially later in the reporting period, coupled with reduced demand for municipal debt.

Against this backdrop, general fundamentals remained stable for the majority of municipal issuers, and as a result, tax-equivalent yields appeared attractive relative to overall credit quality. However, markets remained concerned about underfunded public employee pension systems and other benefits promised to public employees, and the political difficulties in enacting reform.

Factors Affecting Performance

Relative to the Bloomberg Barclays Municipal Bond Index, the fund’s greater exposure to “BB”, “B” and “C”rated (r) securities contributed to relative performance, as bonds within these credit quality segments outperformed the benchmark during the reporting period. Strong security selection, particularly within “A” rated securities and within the transportation sector, also benefited relative returns.

Conversely, the fund’s longer relative duration (d) stance held back relative performance as yields across the curve increased during the reporting period. Security selection within the health care sector also weakened relative results.

Respectfully,

Gary Lasman	Geoffrey Schechter
Portfolio Manager	Portfolio Manager

Management Review – continued

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 1/31/17

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 1/31/17

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	2/24/84	1.38%	4.98%	4.65%	N/A
B	9/07/93	0.59%	4.16%	3.83%	N/A
C	9/25/98	0.37%	3.94%	3.61%	N/A
I	6/01/11	1.38%	4.98%	N/A	6.52%
Comparative benchmark
Bloomberg Barclays Municipal Bond Index (f)		(0.28)%	2.94%	4.34%	N/A
Average annual with sales charge
A With Initial Sales Charge (4.25%)		(2.93)%	4.08%	4.19%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(3.30)%	3.82%	3.83%	N/A
C With CDSC (1% for 12 months) (v)		(0.60)%	3.94%	3.61%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Bloomberg Barclays Municipal Bond Index (formerly Barclays Municipal Bond Index) – a market capitalization-weighted index that measures the performance of the tax-exempt bond market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance Summary – continued

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, August 1, 2016 through January 31, 2017

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2016 through January 31, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 8/01/16	Ending Account Value 1/31/17	Expenses Paid During Period (p) 8/01/16-1/31/17
A	Actual	0.66%	$1,000.00	$964.55	$3.26
	Hypothetical (h)	0.66%	$1,000.00	$1,021.82	$3.35
B	Actual	1.44%	$1,000.00	$960.81	$7.10
	Hypothetical (h)	1.44%	$1,000.00	$1,017.90	$7.30
C	Actual	1.66%	$1,000.00	$959.75	$8.18
	Hypothetical (h)	1.66%	$1,000.00	$1,016.79	$8.42
I	Actual	0.66%	$1,000.00	$964.52	$3.26
	Hypothetical (h)	0.66%	$1,000.00	$1,021.82	$3.35

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Expense ratios include 0.01% of investment related expenses from self-deposited inverse floaters (as described in Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

PORTFOLIO OF INVESTMENTS

1/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by jurisdiction.

Municipal Bonds - 99.6%
Issuer	Shares/Par	Value ($)
Alabama - 1.1%
Birmingham, AL, Special Care Facilities Financing Authority Rev. (Methodist Home for the Aging), 5.5%, 6/01/2030	$1,630,000	$1,707,356
Birmingham, AL, Special Care Facilities Financing Authority Rev. (Methodist Home for the Aging), 5.75%, 6/01/2035	1,685,000	1,728,894
Birmingham, AL, Special Care Facilities Financing Authority Rev. (Methodist Home for the Aging), 5.75%, 6/01/2045	3,945,000	4,004,412
Birmingham, AL, Special Care Facilities Financing Authority Rev. (Methodist Home for the Aging), 6%, 6/01/2050	2,565,000	2,631,074
Cullman County, AL, Health Care Authority (Cullman Regional Medical Center), “A”, 6.25%, 2/01/2023	1,400,000	1,468,446
Cullman County, AL, Health Care Authority (Cullman Regional Medical Center), “A”, 6.75%, 2/01/2029	4,790,000	4,984,905
Cullman County, AL, Health Care Authority (Cullman Regional Medical Center), “A”, 7%, 2/01/2036	1,505,000	1,570,317
Huntsville-Redstone Village, AL, Special Care Facilities Financing Authority (Redstone Village Project), 5.5%, 1/01/2028	1,595,000	1,595,255
Huntsville-Redstone Village, AL, Special Care Facilities Financing Authority (Redstone Village Project), 5.5%, 1/01/2043	1,560,000	1,542,918
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/2025	65,000	46,528
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/2026	805,000	547,561
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/2029	1,130,000	627,161
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/2034	1,620,000	627,653
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/2035	3,080,000	1,114,375
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/2017	1,165,000	1,187,019
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/2018	1,210,000	1,254,516
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/2021	1,360,000	1,449,474
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/2023	1,995,000	2,131,697
Pell City, AL, Special Care Facilities, Financing Authority Rev. (Noland Health Services, Inc.), 5%, 12/01/2039	1,670,000	1,766,710

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Alabama - continued
Selma, AL, Industrial Development Board Rev., Gulf Opportunity Zone (International Paper Co.), “A”, 6.25%, 11/01/2033	$6,750,000	$7,482,780
Selma, AL, Industrial Development Board Rev., Gulf Opportunity Zone (International Paper Co.), “A”, 5.375%, 12/01/2035	1,635,000	1,814,883

		$41,283,934
Alaska - 0.2%
Alaska Industrial Development & Export Authority Power Rev. (Snettisham Hydroelectric Project), 5%, 1/01/2030	$875,000	$945,420
Alaska Industrial Development & Export Authority Power Rev. (Snettisham Hydroelectric Project), 5%, 1/01/2031	1,270,000	1,363,713
Koyukuk, AK, Tanana Chiefs Conference, Healthcare Facilities Project, 7.75%, 10/01/2041 (Prerefunded 10/01/2019)	3,315,000	3,861,610

		$6,170,743
Arizona - 1.9%
Florence, AZ, Industrial Development Authority Education Rev. (Legacy Traditional School Project - Queen Creek & Casa Grande Campuses), 6%, 7/01/2043	$3,150,000	$3,326,243
Maricopa County, AZ, Pollution Control Rev. (El Paso Electric), “B”, 7.25%, 4/01/2040	1,790,000	1,988,851
Maricopa County, AZ, Pollution Control Rev. (Southern California Edison Co.), “A”, 5%, 6/01/2035	4,700,000	5,107,067
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2035	700,000	699,972
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2035	2,035,000	2,034,919
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2045	3,015,000	2,952,167
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2046	1,735,000	1,695,720
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Choice Academies, Inc. Project), 5.625%, 9/01/2042	2,205,000	2,297,456
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/2034	6,355,000	6,663,535
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/2036	815,000	854,316
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/2041	660,000	685,225
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/2044	3,970,000	4,116,652
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/2046	1,235,000	1,277,817

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Arizona - continued
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Legacy Traditional Schools Project), 6.5%, 7/01/2034	$1,970,000	$2,193,713
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Legacy Traditional Schools Project), 5%, 7/01/2035	1,430,000	1,407,949
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Legacy Traditional Schools Project), 6.75%, 7/01/2044	3,155,000	3,544,800
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Legacy Traditional Schools Project), 5%, 7/01/2045	1,570,000	1,498,942
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Legacy Traditional Schools Project), 5%, 7/01/2046	3,935,000	3,750,055
Phoenix, AZ, Industrial Development Authority Education Rev. (Eagle College Prep Project), 5%, 7/01/2033	855,000	859,395
Phoenix, AZ, Industrial Development Authority Education Rev. (Eagle College Prep Project), 5%, 7/01/2043	1,715,000	1,680,443
Phoenix, AZ, Industrial Development Authority Rev. (Guam Facilities Foundation, Inc.), 5%, 2/01/2018	1,500,000	1,517,265
Phoenix, AZ, Industrial Development Authority Rev. (Guam Facilities Foundation, Inc.), 5.125%, 2/01/2034	4,545,000	4,281,754
Phoenix, AZ, Industrial Development Authority Rev. (Guam Facilities Foundation, Inc.), 5.375%, 2/01/2041	4,785,000	4,564,938
Pima County, AZ, Industrial Development Authority Rev. (Tucson Electric Power Co.), “A”, 5.25%, 10/01/2040	4,755,000	5,208,532
Salt Verde Financial Corp., AZ, Senior Gas Rev., 5%, 12/01/2032	2,940,000	3,296,975
Tempe, AZ, Industrial Development Authority Rev. (Friendship Village), “A”, 6.25%, 12/01/2042	1,675,000	1,768,180
Tempe, AZ, Industrial Development Authority Rev. (Friendship Village), “A”, 6.25%, 12/01/2046	1,275,000	1,344,258

		$70,617,139
Arkansas - 0.2%
Arkansas Development Finance Authority Hospital Rev. (Washington Regional Medical Center), “A”, 5%, 2/01/2035	$365,000	$389,780
Arkansas Development Finance Authority Hospital Rev. (Washington Regional Medical Center), “C”, 5%, 2/01/2033	540,000	583,184
Arkansas Development Finance Authority, Tobacco Settlement Rev. (Cancer Research Center Project), Capital Appreciation, AMBAC, 0%, 7/01/2046	6,455,000	1,708,574
Pulaski County, AR, Public Facilities Board Healthcare Rev. (Baptist Health), 5%, 12/01/2039	4,510,000	4,911,751

		$7,593,289
California - 8.5%
ABAG Finance Authority for Non-Profit Corps., CA, Rev. (Episcopal Senior Communities), 6.125%, 7/01/2041	$4,000,000	$4,376,400

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
Acton-Agua Dulce, CA, Unified School District (Election of 2008), Capital Appreciation, AGM, 0%, 5/01/2039	$7,550,000	$2,955,448
Alameda, CA, Corridor Transportation Authority Second Subordinate Lien Rev., “B”, 5%, 10/01/2037	935,000	1,013,989
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 8/01/2031	2,060,000	1,231,447
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 8/01/2032	2,095,000	1,199,555
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 8/01/2033	4,185,000	2,300,369
California Educational Facilities Authority Rev., 5%, 2/01/2026	2,270,000	2,273,904
California Educational Facilities Authority Rev. (California Lutheran University), 5.75%, 10/01/2038	2,320,000	2,457,019
California Educational Facilities Authority Rev. (Dominican University of California), 5%, 12/01/2036	1,000,000	1,002,780
California Educational Facilities Authority Rev. (Stanford University), “U-7”, 5%, 6/01/2046	13,795,000	17,840,936
California Health Facilities Financing Authority Rev. (St. Joseph Health System), “A”, 5.75%, 7/01/2039	2,765,000	3,004,283
California Health Facilities Financing Authority Rev. (Sutter Health), “A”, 5%, 11/15/2046	3,525,000	3,896,958
California Housing Finance Agency Rev. (Home Mortgage), “E”, 4.75%, 2/01/2030	2,560,000	2,562,714
California Housing Finance Agency Rev. (Home Mortgage), “G”, 4.95%, 8/01/2023	8,080,000	8,095,837
California Housing Finance Agency Rev. (Home Mortgage), “L”, 5.45%, 8/01/2033	10,155,000	10,464,321
California M-S-R Energy Authority Gas Rev., “A”, 7%, 11/01/2034	1,135,000	1,562,929
California M-S-R Energy Authority Gas Rev., “A”, 6.5%, 11/01/2039	4,000,000	5,325,040
California Municipal Finance Authority Charter School Lease Rev. (Nova Academy Project), “A”, 5%, 6/15/2036	1,100,000	1,042,415
California Municipal Finance Authority Charter School Lease Rev. (Nova Academy Project), “A”, 5%, 6/15/2046	2,425,000	2,223,580
California Municipal Finance Authority Rev. (Biola University), 5.8%, 10/01/2028	1,915,000	2,003,167
California Municipal Finance Authority Rev. (California Baptist University), “A”, 5%, 11/01/2046	3,500,000	3,412,010
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), 5%, 11/01/2035	475,000	502,788
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), “A”, 5.25%, 11/01/2036	1,370,000	1,480,614

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), “A”, 5.25%, 11/01/2041	$1,265,000	$1,360,849
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), “A”, 5.25%, 11/01/2047	210,000	224,874
California Municipal Finance Authority Rev. (Partnerships to Uplift Communities Project), “A”, 5%, 8/01/2032	1,585,000	1,608,585
California Municipal Finance Authority Rev. (University of La Verne), “A”, 6.25%, 6/01/2040	900,000	1,016,010
California Pollution Control Financing Authority, Water Facilities Rev. (American Water Capital Corp. Project), 5.25%, 8/01/2040	3,500,000	3,811,045
California Pollution Control Financing Authority, Water Furnishing Rev. (Poseidon Resources Desalination Project), 5%, 11/21/2045	4,080,000	4,153,399
California Pollution Control Financing Authority, Water Furnishing Rev. (San Diego County Water Desalination Project Pipeline), 5%, 11/21/2045	2,975,000	2,975,982
California Public Finance Authority Rev. (Henry Mayo Newhall Hospital), 5%, 10/15/2033	215,000	229,635
California Public Finance Authority Rev. (Henry Mayo Newhall Hospital), 5%, 10/15/2037	435,000	462,109
California Public Finance Authority Rev. (Henry Mayo Newhall Hospital), 5%, 10/15/2047	435,000	457,507
California Public Works Board Lease Rev. (Various Capital Projects), “G-1”, 5.75%, 10/01/2030	3,380,000	3,727,160
California School Finance Authority, Charter School Rev. (Aspire Public Schools - Obligated Group), 5%, 8/01/2041	675,000	698,092
California School Finance Authority, Charter School Rev. (Aspire Public Schools - Obligated Group), 5%, 8/01/2036	865,000	899,609
California School Finance Authority, Charter School Rev. (Downtown Prep - Obligated Group), 5%, 6/01/2046	1,325,000	1,272,172
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 4%, 7/01/2024	730,000	729,518
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 4%, 7/01/2025	760,000	751,420
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 5%, 7/01/2030	435,000	446,097
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 5%, 7/01/2045	1,150,000	1,143,043
California School Finance Authority, School Facility Rev. (ICEF View Park Elementary and Middle Schools), “A”, 4.75%, 10/01/2024	425,000	439,038
California School Finance Authority, School Facility Rev. (ICEF View Park Elementary and Middle Schools), “A”, 5.625%, 10/01/2034	575,000	598,725

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
California School Finance Authority, School Facility Rev. (ICEF View Park Elementary and Middle Schools), “A”, 5.875%, 10/01/2044	$545,000	$572,364
California School Finance Authority, School Facility Rev. (ICEF View Park Elementary and Middle Schools), “A”, 6%, 10/01/2049	620,000	653,964
California School Finance Authority, School Facility Rev. (Kipp LA Projects), “A”, 4.125%, 7/01/2024	450,000	460,535
California School Finance Authority, School Facility Rev. (Kipp LA Projects), “A”, 5.125%, 7/01/2044	430,000	444,852
California Statewide Communities Development Authority Environmental Facilities Rev. (Microgy Holdings Project), 9%, 12/01/2038 (a)(d)	100,980	505
California Statewide Communities Development Authority Rev. (899 Charleston Project), “A”, 5.25%, 11/01/2044	760,000	766,916
California Statewide Communities Development Authority Rev. (899 Charleston Project), “A”, 5.375%, 11/01/2049	945,000	958,910
California Statewide Communities Development Authority Rev. (American Baptist Homes of the West), 6.25%, 10/01/2039	2,985,000	3,254,128
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 5.125%, 11/01/2023	540,000	570,521
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 5.4%, 11/01/2027	1,385,000	1,421,342
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 6.125%, 11/01/2033	1,600,000	1,734,288
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 6.375%, 11/01/2043	1,335,000	1,450,478
California Statewide Communities Development Authority Rev. (Enloe Medical Center), CALHF, 5%, 8/15/2038	2,500,000	2,770,000
California Statewide Communities Development Authority Rev. (Enloe Medical Center), CALHF, 5%, 8/15/2031	440,000	502,106
California Statewide Communities Development Authority Rev. (Lancer Educational Student Housing Project), 5.625%, 6/01/2033 (Prerefunded 6/01/2017)	2,910,000	3,014,673
California Statewide Communities Development Authority Rev. (Lancer Educational Student Housing Project), 7.5%, 6/01/2042 (Prerefunded 6/01/2019)	1,510,000	1,709,365
California Statewide Communities Development Authority Rev. (Lancer Plaza Project), 5.125%, 11/01/2023	555,000	576,107
California Statewide Communities Development Authority Rev. (Lancer Plaza Project), 5.625%, 11/01/2033	780,000	797,261
California Statewide Communities Development Authority Rev. (Lancer Plaza Project), 5.875%, 11/01/2043	1,315,000	1,348,690
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.25%, 12/01/2034	3,400,000	3,589,550

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.25%, 12/01/2044	$6,155,000	$6,390,244
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5%, 12/01/2046	11,360,000	11,614,350
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.25%, 12/01/2056	11,040,000	11,359,277
California Statewide Communities Development Authority Rev. (Los Angeles Jewish Home for The Aging - Fountainview at Gonda), “A”, CALHF, 5%, 8/01/2034	1,000,000	1,127,490
California Statewide Communities Development Authority Rev. (Los Angeles Jewish Home for The Aging - Fountainview at Gonda), “A”, CALHF, 5%, 8/01/2044	2,400,000	2,687,664
California Statewide Communities Development Authority Rev. (Los Angeles Jewish Home for The Aging - Fountainview at Gonda), “B”, CALHF, 3%, 8/01/2021	1,540,000	1,541,617
California Statewide Communities Development Authority Rev. (Los Angeles Jewish Home for The Aging - Fountainview at Gonda), “C”, CALHF, 2.5%, 8/01/2020	1,040,000	1,040,874
California Statewide Communities Development Authority Rev. (Los Angeles Jewish Home for The Aging - Fountainview at Gonda), “D”, 4.75%, 8/01/2020	2,650,000	2,650,875
California Statewide Communities Development Authority Rev. (Southern California Presbyterian Homes), 7%, 11/15/2029	1,400,000	1,550,948
California Statewide Communities Development Authority Rev. (Southern California Presbyterian Homes), 7.25%, 11/15/2041	560,000	618,912
California Statewide Communities Development Authority Rev. (Student Housing, SUCI East Campus), 6%, 5/15/2040 (Prerefunded 5/15/2018)	2,125,000	2,262,976
California Statewide Communities Development Authority Rev. (The Terraces at San Joaquin Gardens), “A”, 5.625%, 10/01/2032	1,000,000	1,038,180
California Statewide Communities Development Authority Rev. (The Terraces at San Joaquin Gardens), “A”, 6%, 10/01/2042	1,000,000	1,048,740
California Statewide Communities Development Authority Rev. (University of California, Irvine East Campus Apartments), 5.375%, 5/15/2038	3,000,000	3,297,270
California Statewide Communities Development Authority School Facility Rev. (Aspire Public Schools), 6.125%, 7/01/2046 (Prerefunded 1/01/2019)	7,630,000	8,335,241
California Statewide Communities Development Authority School Facility Rev. (Aspire Public Schools), 6%, 7/01/2030 (Prerefunded 1/01/2019)	1,990,000	2,169,239
California Statewide Communities Development Authority School Facility Rev. (Aspire Public Schools), 6.375%, 7/01/2045 (Prerefunded 1/01/2019)	2,340,000	2,567,331

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
California Statewide Financing Authority, Tobacco Settlement, 5.625%, 5/01/2029	$2,440,000	$2,458,251
Chula Vista, CA, Industrial Development Rev. (San Diego Gas & Electric Co.), “E”, 5.875%, 1/01/2034	1,940,000	2,119,101
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 8/01/2030	4,785,000	2,843,869
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 8/01/2031	4,280,000	2,403,263
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 8/01/2032	3,010,000	1,599,725
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A”, AGM, 5%, 6/01/2040	2,735,000	3,020,862
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A-1”, AMBAC, 4.6%, 6/01/2023	1,185,000	1,230,042
Hartnell , CA, Community College District (Monterey and San Benito Counties), Election of 2002 General Obligation, Capital Appreciation, “D”, 0%, 8/01/2039 (Prerefunded 8/01/2019)	10,355,000	2,321,902
Hollister, CA, (Community Development Project), BAM, 5%, 10/01/2029	1,480,000	1,694,955
Hollister, CA, (Community Development Project), BAM, 5%, 10/01/2031	1,675,000	1,899,165
Imperial, CA, Irrigation District Electric Rev., “C”, 5%, 11/01/2038	1,350,000	1,525,851
Inland Valley, CA, Development Successor Agency Tax Allocation, “A”, AGM, 5%, 9/01/2044	1,745,000	1,910,199
Irvine, CA, Special Tax Bonds, Community Facilities District No. 2013-3, 5%, 9/01/2039	1,000,000	1,043,760
Irvine, CA, Special Tax Bonds, Community Facilities District No. 2013-3, 5%, 9/01/2044	1,500,000	1,560,705
Jurupa, CA, Public Financing Authority, Special Tax Rev., “A”, 5%, 9/01/2042	1,535,000	1,665,859
Jurupa, CA, Unified School District (Riverside County, California) General Obligation, 2014 Election, “B”, 5%, 8/01/2034	580,000	670,805
Jurupa, CA, Unified School District (Riverside County, California) General Obligation, 2014 Election, “B”, 5%, 8/01/2036	505,000	579,695
La Verne, CA, COP (Brethren Hillcrest Homes), 5%, 5/15/2036	455,000	472,872
Lake Tahoe, CA, Unified School District (Election of 2008), Capital Appreciation, AGM, 0%, 8/01/2045	4,240,000	2,574,825
Long Beach, CA, Marina Rev. (Alamitos Bay Marina Project), 5%, 5/15/2035	450,000	486,401
Los Angeles County, CA, Regional Financing Authority Rev. (Montecedro Inc. Project), “A”, CALHF, 5%, 11/15/2034	330,000	368,161
Los Angeles County, CA, Regional Financing Authority Rev. (Montecedro Inc. Project), “A”, CALHF, 5%, 11/15/2044	555,000	614,807

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
Los Angeles County, CA, Rio Hondo Community College District, “C”, Convertible Capital Appreciation, 0% to 8/01/2024, 6.85% to 8/01/2042	$10,000,000	$9,676,300
Los Angeles, CA, Community Facilities District No. 4 Special Tax Refunding (Playa Vista- Phase 1), 5%, 9/01/2029	1,000,000	1,108,250
Los Angeles, CA, Community Facilities District No. 4 Special Tax Refunding (Playa Vista- Phase 1), 5%, 9/01/2030	1,000,000	1,102,390
Los Angeles, CA, Community Facilities District No. 4 Special Tax Refunding (Playa Vista- Phase 1), 5%, 9/01/2031	1,660,000	1,821,070
Los Angeles, CA, Unified School District, “D”, 5%, 1/01/2034	525,000	567,929
Madera, CA, Irrigation Financing Authority Water Rev., 6.5%, 1/01/2040 (Prerefunded 1/01/2020)	5,970,000	6,859,291
Merced, CA, Union High School District, Capital Appreciation, “A”, ASSD GTY, 0%, 8/01/2030	645,000	393,940
Mount San Antonio, CA, Community College District Rev. (Election of 2008), Convertible Capital Appreciation, 0% to 8/01/2028, 6.25% to 8/01/2043	7,025,000	4,962,671
Newport Mesa, CA, Unified School District (Election of 2005), Capital Appreciation, 0%, 8/01/2041	12,965,000	2,816,128
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 8/01/2024	3,110,000	2,469,527
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 8/01/2027	2,070,000	1,434,883
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 8/01/2029	4,025,000	2,522,025
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 8/01/2030	4,455,000	2,661,773
Oxnard, CA, Financing Authority, Wastewater Rev., AGM, 5%, 6/01/2030	1,360,000	1,541,791
Palomar Pomerado Health Care District, CA, COP, 6.75%, 11/01/2039 (Prerefunded 11/01/2019)	4,080,000	4,689,838
Pittsburg, CA, Redevelopment Successor Agency, Tax Allocation (Los Medanos Community Development Project), AGM, 5%, 8/01/2025	865,000	1,012,171
Pittsburg, CA, Redevelopment Successor Agency, Tax Allocation (Los Medanos Community Development Project), AGM, 5%, 8/01/2026	905,000	1,054,660
Pittsburg, CA, Redevelopment Successor Agency, Tax Allocation (Los Medanos Community Development Project), AGM, 5%, 8/01/2028	635,000	730,263
Riverside County, CA, Public Financing Authority Tax Allocation Rev. (Project Area No. 1 Desert Communities & Interstate 215 Corridor Projects), BAM, 4%, 10/01/2037	955,000	966,135

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
Riverside County, CA, Successor Agency to the Redevelopment Agency Tax Allocation Rev. (Jurupa Valley Redevelopment Project Area) , “B”, BAM, 4%, 10/01/2036	$955,000	$976,755
Riverside County, CA, Successor Agency to the Redevelopment Agency Tax Allocation Rev. (Mid-County Redevelopment Project Area) , “C”, BAM, 4%, 10/01/2036	280,000	286,378
Riverside County, CA, Successor Agency to the Redevelopment Agency Tax Allocation Rev. (Mid-County Redevelopment Project Area) , “C”, BAM, 4%, 10/01/2037	155,000	157,953
San Buenaventura, CA, Rev. (Community Memorial Health System), 7.5%, 12/01/2041	6,000,000	6,985,740
San Francisco, CA, Bay Area Toll Authority, Bridge Rev., “C”, 1.875%, 4/01/2047 (Put Date 4/01/2019)	2,505,000	2,528,246
San Francisco, CA, City & County Redevelopment Successor Agency, Community Facilities District No. 6 (Mission Bay South Public Improvements), Capital Appreciation, “A”, 0%, 8/01/2043	8,725,000	1,974,380
San Francisco, CA, City & County Redevelopment Successor Agency, Tax Allocation (Mission Bay South Redevelopment Project), “A”, 5%, 8/01/2043	225,000	246,472
San Jose, CA, Airport Rev., “A-2”, 5.25%, 3/01/2034	6,545,000	7,232,814
San Jose, CA, Airport Rev., “C”, 5%, 3/01/2030	885,000	1,001,201
State of California, 5%, 5/01/2044	3,710,000	4,166,961
Upland, CA, COP (San Antonio Community Hospital), 6.375%, 1/01/2032	600,000	670,992
West Contra Costa, CA, Healthcare District, AMBAC, 5.5%, 7/01/2029	700,000	710,668
West Contra Costa, CA, Unified School District (Election of 2005), Capital Appreciation, “C”, ASSD GTY, 0%, 8/01/2029	3,665,000	2,229,859
Whittier, CA, Union High School District, Capital Appreciation, 0%, 8/01/2034	2,270,000	846,392

		$310,602,076
Colorado - 2.6%
Arvada, CO, Cimarron Metropolitan District, Rev., 6%, 12/01/2022	$2,000,000	$1,950,940
Central Platte Valley, CO, General Obligation, 5%, 12/01/2043	1,250,000	1,265,350
Colorado Educational & Cultural Facilities Authority Rev. (Liberty Common Project), 5%, 1/15/2029	305,000	331,806
Colorado Educational & Cultural Facilities Authority Rev. (Liberty Common Project), 5%, 1/15/2039	560,000	591,959
Colorado Educational & Cultural Facilities Authority Rev. (Liberty Common Project), 5%, 1/15/2044	395,000	416,563
Colorado Educational & Cultural Facilities Authority Rev. (Littleton Preparatory Charter School Project), 5%, 12/01/2033	450,000	452,457

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Colorado - continued
Colorado Educational & Cultural Facilities Authority Rev. (Littleton Preparatory Charter School Project), 5%, 12/01/2042	$1,120,000	$1,091,384
Colorado Educational & Cultural Facilities Authority Rev. (Montessori Charter School Project), 5%, 7/15/2037	490,000	512,574
Colorado Educational & Cultural Facilities Authority Rev. (Peak to Peak Charter School Project), 5%, 8/15/2030	350,000	380,352
Colorado Educational & Cultural Facilities Authority Rev. (Peak to Peak Charter School Project), 5%, 8/15/2034	350,000	373,989
Colorado Educational & Cultural Facilities Authority Rev. (Science, Technology, Engineering and Math School Project), 5%, 11/01/2044	885,000	859,078
Colorado Educational & Cultural Facilities Authority Rev. (Science, Technology, Engineering and Math School Project), 5.125%, 11/01/2049	765,000	750,939
Colorado Educational & Cultural Facilities Authority Rev. (The Classical Academy Project), “A”, 5%, 12/01/2038	895,000	951,537
Colorado Educational & Cultural Facilities Authority Rev. (University Lab School Project), 5%, 12/15/2035	2,000,000	1,985,400
Colorado Educational & Cultural Facilities Authority Rev. (University Lab School Project), 5%, 12/15/2045	2,675,000	2,591,433
Colorado Health Facilities Authority Rev. (American Baptist Homes), 8%, 8/01/2043	2,975,000	3,361,958
Colorado Health Facilities Authority Rev. (American Baptist Homes), “A”, 5.9%, 8/01/2037	2,250,000	2,196,473
Colorado Health Facilities Authority Rev. (Christian Living Communities Project), 6.375%, 1/01/2041	1,620,000	1,744,870
Colorado Health Facilities Authority Rev. (Covenant Retirement Communities, Inc. Project), “A”, 5%, 12/01/2021	105,000	116,489
Colorado Health Facilities Authority Rev. (Covenant Retirement Communities, Inc. Project), “A”, 5%, 12/01/2033	4,295,000	4,498,068
Colorado Health Facilities Authority Rev. (Covenant Retirement Communities, Inc. Project), “A”, 5%, 12/01/2035	1,710,000	1,813,900
Colorado Health Facilities Authority Rev. (Evangelical Lutheran Good Samaritan Society), 5.625%, 6/01/2043	825,000	870,944
Colorado Health Facilities Authority Rev. (Total Longterm Care, Inc.),“A”, 6%, 11/15/2030 (Prerefunded 11/15/2020)	700,000	813,267
Colorado Health Facilities Authority Rev. (Total Longterm Care, Inc.),“A”, 6.25%, 11/15/2040 (Prerefunded 11/15/2020)	1,150,000	1,346,616
Colorado Health Facilities Hospital Authority Rev. (Adventist Health System/Sunbelt Obligated Group), “2014-E”, 5%, 11/15/2034	6,530,000	7,225,837
Colorado Housing & Finance Authority, Solid Waste Rev. (Waste Management, Inc.), 5.7%, 7/01/2018	540,000	572,611

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Colorado - continued
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/2034	$8,490,000	$9,416,599
Denver, CO, City & County Airport Rev. (United Airlines), 5.25%, 10/01/2032	14,295,000	14,506,852
Denver, CO, City & County Airport Rev. (United Airlines), 5.75%, 10/01/2032	4,705,000	4,786,302
Denver, CO, Convention Center Hotel Authority Rev., 5%, 12/01/2035	1,070,000	1,160,757
Denver, CO, Convention Center Hotel Authority Rev., 5%, 12/01/2036	675,000	730,539
Denver, CO, Convention Center Hotel Authority Rev., 5%, 12/01/2040	1,800,000	1,943,532
Denver, CO, Health & Hospital Authority Rev., “A”, 5.25%, 12/01/2045	795,000	841,190
E-470 Public Highway Authority Rev., CO, Capital Appreciation, “B”, NATL, 0%, 9/01/2027	12,305,000	7,376,848
Fruita, CO, Rev. (Family Health West Project), 7%, 1/01/2018	210,000	215,426
Fruita, CO, Rev. (Family Health West Project), 8%, 1/01/2043	4,440,000	4,802,837
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.25%, 11/15/2028	6,860,000	8,335,106
Stone Ridge, CO, Metropolitan District No. 2, 7.25%, 12/01/2031 (a)(d)	2,396,000	526,162
Tallyn’s Reach, CO, Metropolitan District No. 3, CO, 5%, 12/01/2033	404,000	414,120
Tallyn’s Reach, CO, Metropolitan District No. 3, CO, 5.125%, 11/01/2038	824,000	845,712

		$94,968,776
Connecticut - 1.1%
Connecticut Health & Educational Facilities Authority Rev. (Church Home of Hartford, Inc. Project), “B-2”, 2.875%, 9/01/2020	$1,525,000	$1,488,919
Connecticut Health & Educational Facilities Authority Rev. (Masonicare), “F”, 5%, 7/01/2037	1,730,000	1,755,898
Connecticut Health & Educational Facilities Authority Rev. (Masonicare), “F”, 5%, 7/01/2043	5,770,000	5,808,544
Connecticut Health & Educational Facilities Authority Rev. (Trinity Health Credit Group), 5%, 12/01/2041	5,000,000	5,484,000
Connecticut Housing Finance Authority Rev., (Housing Mortgage Finance Program), “D-1”, 4%, 11/15/2044	2,250,000	2,331,450
Hartford County, CT, “C”, AGM, 5%, 11/01/2030	3,300,000	3,729,033
Hartford County, CT, “C”, AGM, 5%, 11/01/2031	2,830,000	3,175,458
Hartford County, CT, “C”, AGM, 5%, 11/01/2029	3,325,000	3,777,932
Mohegan Tribal Finance Authority, CT, Economic Development Bonds, 7%, 2/01/2045 (n)	7,325,000	7,580,862

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Connecticut - continued
Mohegan Tribe Indians, CT, Gaming Authority Rev., “C”, 4.75%, 2/01/2020 (n)	$4,210,000	$4,169,500

		$39,301,596
Delaware - 0.2%
Delaware Economic Development Authority Charter School Rev. (Aspira of Delaware Charter Operations, Inc. Project), “A”, 5%, 6/01/2036	$920,000	$917,672
Delaware Economic Development Authority Charter School Rev. (Aspira of Delaware Charter Operations, Inc. Project), “A”, 5%, 6/01/2046	1,635,000	1,593,880
Delaware Economic Development Authority Rev. (Delaware Military Academy, Inc. Project), 4.625%, 9/01/2034	915,000	918,742
Delaware Economic Development Authority Rev. (Delaware Military Academy, Inc. Project), 5%, 9/01/2044	1,030,000	1,046,851
Delaware Economic Development Authority Rev. (Delaware Military Academy, Inc. Project), 5%, 9/01/2049	1,210,000	1,225,948
Delaware Economic Development Authority Rev. (Newark Charter School, Inc.), 5%, 9/01/2036	285,000	292,632
Delaware Economic Development Authority Rev. (Newark Charter School, Inc. Project), 5%, 9/01/2042	1,420,000	1,436,444
Delaware Economic Development Authority Rev. (Newark Charter School, Inc.), 5%, 9/01/2046	300,000	304,785

		$7,736,954
District of Columbia - 0.6%
District of Columbia Rev. (Friendship Public Charter School), “A”, 5%, 6/01/2036	$2,845,000	$2,892,995
District of Columbia Rev. (Friendship Public Charter School), “A”, 5%, 6/01/2046	755,000	759,991
District of Columbia Rev. (Kipp, D.C. Charter School),“A”, 6%, 7/01/2033	420,000	486,133
District of Columbia Rev. (Kipp, D.C. Charter School),“A”, 6%, 7/01/2043	1,095,000	1,253,786
District of Columbia Rev. (Methodist Home of the District of Columbia Issue), 4.5%, 1/01/2025	1,155,000	1,133,471
District of Columbia Rev. (Methodist Home of the District of Columbia Issue), “A”, 5.125%, 1/01/2035	1,165,000	1,116,583
District of Columbia Rev. (Methodist Home of the District of Columbia Issue), “A”, 5.25%, 1/01/2039	765,000	732,235
District of Columbia Student Dormitory Rev. (Provident Group - Howard Properties LLC), 5%, 10/01/2030	1,475,000	1,392,223

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
District of Columbia - continued
District of Columbia Student Dormitory Rev. (Provident Group - Howard Properties LLC), 5%, 10/01/2035	$5,000,000	$4,531,250
District of Columbia Student Dormitory Rev. (Provident Group - Howard Properties LLC), 5%, 10/01/2045	8,820,000	7,640,766
District of Columbia, Tobacco Settlement, 6.75%, 5/15/2040	885,000	907,107

		$22,846,540
Florida - 7.3%
Alachua County, FL, Health Facilities Authority Rev. (East Ridge Retirement Village, Inc.), 6%, 11/15/2034	$1,180,000	$1,256,039
Alachua County, FL, Health Facilities Authority Rev. (East Ridge Retirement Village, Inc.), 6.25%, 11/15/2044	2,955,000	3,168,942
Alachua County, FL, Health Facilities Authority Rev. (East Ridge Retirement Village, Inc.), 6.375%, 11/15/2049	1,970,000	2,106,836
Alachua County, FL, Health Facilities Authority, Continuing Care Rev. (Oak Hammock at the University of Florida, Inc.), “A”, 8%, 10/01/2032	1,250,000	1,482,538
Alachua County, FL, Health Facilities Authority, Continuing Care Rev. (Oak Hammock at the University of Florida, Inc.), “A”, 8%, 10/01/2042	2,000,000	2,367,660
Alachua County, FL, Health Facilities Authority, Continuing Care Rev. (Oak Hammock at the University of Florida, Inc.), “A”, 8%, 10/01/2046	1,000,000	1,182,170
Arborwood Community Development District, FL, Capital Improvement Rev. (Centex Homes Project), “A-3”, 5.5%, 5/01/2036	265,000	244,709
Arborwood Community Development District, FL, Capital Improvement Rev. (Master Infrastructure Projects), “A-2”, 5.35%, 5/01/2036	1,220,000	1,125,365
Arborwood Community Development District, FL, Capital Improvement Rev., “A-1”, 6.9%, 5/01/2036	300,000	326,295
Arborwood Community Development District, FL, Capital Improvement Rev., “B”, 6.9%, 5/01/2025	325,000	342,069
Arborwood Community Development District, FL, Capital Improvement Rev., “B”, “A-2”, 6.9%, 5/01/2036	35,000	38,068
Baker, FL, Correctional Development Corp. (Baker County Detention Center), 7.5%, 2/01/2030	1,560,000	1,178,268
Bellalago, FL, Educational Facilities Benefit District (Osceola County) Capital Improvement Refunding Rev., 4.375%, 5/01/2030	690,000	715,937
Bellalago, FL, Educational Facilities Benefit District (Osceola County) Capital Improvement Refunding Rev., 4.5%, 5/01/2033	320,000	330,374
Bellalago, FL, Educational Facilities Benefit District (Osceola County) Capital Improvement Refunding Rev., 4.6%, 5/01/2034	1,355,000	1,403,929

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Brevard County, FL, Industrial Development Rev. (TUFF Florida Tech LLC Project), 6.75%, 11/01/2039	$4,720,000	$5,048,134
Cape Coral, FL, Health Facilities Authority, Senior Housing Rev. (Gulf Care, Inc. Project), 5.875%, 7/01/2040	3,590,000	3,744,621
Capital Region Community Development District, FL, Capital Improvement Rev., “A”, 7%, 5/01/2039	2,430,000	2,431,434
Capital Trust Agency, FL, Charter School Rev. (River City Educational Services, Inc. Project) “A”, 5.375%, 2/01/2035	1,465,000	1,435,231
Capital Trust Agency, FL, Charter School Rev. (River City Educational Services, Inc. Project) “A”, 5.625%, 2/01/2045	2,725,000	2,659,355
Century Gardens Village Community Development District, FL, Special Assessment, 5.1%, 5/01/2037	915,000	840,711
Collier County, FL, Educational Facilities Authority Rev. (Ave Maria University, Inc. Project), “A”, 6.125%, 6/01/2043	5,910,000	6,567,724
Collier County, FL, Industrial Development Authority Continuing Care Community Rev. (The Arlington of Naples Project), “A”, 5.5%, 5/15/2025	300,000	295,488
Collier County, FL, Industrial Development Authority Continuing Care Community Rev. (The Arlington of Naples Project), “A”, 6.25%, 5/15/2035	300,000	292,665
Collier County, FL, Industrial Development Authority Continuing Care Community Rev. (The Arlington of Naples Project), “A”, 8.125%, 5/15/2044	4,970,000	5,645,423
Collier County, FL, Industrial Development Authority Continuing Care Community Rev. (The Arlington of Naples Project), “A”, 6.5%, 5/15/2049	805,000	780,729
Collier County, FL, Industrial Development Authority Continuing Care Community Rev. (The Arlington of Naples Project), “B”, 5.25%, 5/15/2022	2,560,000	2,533,632
Collier County, FL, Industrial Development Authority Continuing Care Community Rev. (The Arlington of Naples Project), “B-1”, 6.875%, 5/15/2021	1,180,000	1,182,785
Collier County, FL, Industrial Development Authority Continuing Care Community Rev. (The Arlington of Naples Project), “B-2”, 6.5%, 5/15/2020	570,000	571,265
Creekside Community Development District, FL, Special Assessment, 5.2%, 5/01/2038 (a)(d)	1,400,000	559,412
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2020	395,000	434,919
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2021	620,000	693,625
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2022	520,000	588,687

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2023	$685,000	$781,523
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2024	575,000	659,071
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2025	670,000	770,178
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2035	1,650,000	1,775,565
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2046	2,245,000	2,373,302
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 5.75%, 8/15/2029	1,000,000	1,099,880
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 8/15/2036	3,050,000	3,336,761
Florida Development Finance Corp. Educational Facilities Rev. (Bay Area Charter Foundation LLC), “A”, 7.75%, 6/15/2042	3,480,000	3,798,942
Florida Development Finance Corp. Educational Facilities Rev. (Florida Charter Educational Foundation Project), “A”, 6.25%, 6/15/2036	1,155,000	1,159,366
Florida Development Finance Corp. Educational Facilities Rev. (Florida Charter Educational Foundation Project), “A”, 6.375%, 6/15/2046	1,980,000	1,988,811
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 6%, 9/15/2030	2,575,000	2,648,877
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 6%, 6/15/2032	1,950,000	2,067,098
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 6%, 9/15/2040	5,490,000	5,611,109
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 7.625%, 6/15/2041	13,110,000	14,680,054
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 6.125%, 6/15/2043	4,070,000	4,310,578
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 6.125%, 6/15/2044	5,000,000	4,956,950
Florida Housing Finance Corp, Homeowner Mortgage Rev. (Special Program), “A”, FHLMC, 3.5%, 7/01/2046	1,530,000	1,589,288
Florida Mid-Bay Bridge Authority Rev., “A”, 5%, 10/01/2035	5,000,000	5,466,300
Heritage Harbour North Community Development District, FL, Capital Improvement Rev., 6.375%, 5/01/2038	1,705,000	1,713,815
Hillsborough County, FL, Industrial Development Authority Rev. (University Community Hospital), “A”, 5.625%, 8/15/2029 (Prerefunded 8/15/2018)	4,700,000	5,025,334
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood Centre North Project), 4.25%, 5/01/2025	880,000	872,705

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood Centre North Project), 4.875%, 5/01/2035	$1,400,000	$1,375,822
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood Centre North Project), 4.875%, 5/01/2045	2,520,000	2,430,313
Lee County, FL, Industrial Development Authority Healthcare Facilities Rev. (Shell Point Alliance), “B”, 6.5%, 11/15/2031	1,600,000	1,808,336
Legends Bay Community Development District, FL, “A”, 5.875%, 5/01/2038	1,325,000	1,220,736
Live Oak Lake Community Development District, FL, Capital Improvement Rev., 4.5%, 5/01/2036	4,830,000	4,286,770
Live Oak Lake Community Development District, FL, Capital Improvement Rev., 4.625%, 5/01/2047	2,720,000	2,343,770
Main Street, FL, Community Development District Rev., “A”, 6.8%, 5/01/2038	870,000	860,247
Main Street, FL, Community Development District Rev., “A”, 6.8%, 5/01/2038 (Prerefunded 5/01/2018)	710,000	760,538
Marshall Creek, FL, Community Development District Rev. (St. John’s County), “A”, 5%, 5/01/2032	1,560,000	1,545,929
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Miami Children’s Hospital), 6%, 8/01/2046	7,250,000	8,065,625
Miami-Dade County, FL, Industrial Development Authority Rev. (Pinecrest Academy Project), 5.25%, 9/15/2044	2,895,000	3,033,642
Miami-Dade County, FL, Industrial Development Authority Rev. (Pinecrest Academy Project), 5%, 9/15/2024	345,000	379,831
Miami-Dade County, FL, Rickenbacker Causeway Rev., 5%, 10/01/2043	2,000,000	2,156,840
Mid-Bay Bridge Authority Rev., FL, Springing Lien, “A”, 7.25%, 10/01/2034 (Prerefunded 10/01/2021)	300,000	374,229
Mid-Bay Bridge Authority Rev., FL, Springing Lien, “A”, 7.25%, 10/01/2040 (Prerefunded 10/01/2021)	8,365,000	10,434,752
Middle Village Community Development District, FL, Special Assessment, “A”, 5.8%, 5/01/2022	385,000	340,644
Midtown Miami, FL, Community Development District Special Assessment (Infrastructure Project), “B”, 5%, 5/01/2029	1,215,000	1,252,908
Midtown Miami, FL, Community Development District Special Assessment (Infrastructure Project), “B”, 5%, 5/01/2037	740,000	756,998
Midtown Miami, FL, Community Development District Special Assessment (Parking Garage Project), “A”, 5%, 5/01/2037	1,055,000	1,079,233
Miromar Lakes, FL, Community Development District, Capital Improvement Rev., 4.875%, 5/01/2022	650,000	674,843
Miromar Lakes, FL, Community Development District, Capital Improvement Rev., 5.375%, 5/01/2032	990,000	1,027,739
Naturewalk Community Development District, FL, Capital Improvement Rev., “B”, 5.3%, 5/01/2017 (d)(q)	1,575,000	865,541

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
OTC Community Development District, FL, Special Assessment, “A”, 5.3%, 5/01/2038	$4,255,000	$3,971,064
Palm Beach County, FL, Health Facilities Authority Hospital Rev. (BRRH Corp. Obligated Group), 5%, 12/01/2031	1,000,000	1,083,410
Palm Beach County, FL, Health Facilities Rev. (Sinai Residences of Boca Raton Project), 7.5%, 6/01/2049	2,030,000	2,368,320
Palm River, FL, Community Development District, Special Assessment Rev., “A”, 5.375%, 5/01/2036 (a)(d)	895,000	352,827
Palm River, FL, Community Development District, Special Assessment Rev., “B”, 5.15%, 5/01/2017 (a)(d)	1,000,000	393,610
Parkway Center Community Development District, FL, Special Assessment, “B”, 7%, 5/01/2023	970,000	956,924
Pasco County, FL, Bexley Community Development District, Special Assessment Rev., 3.5%, 5/01/2021	390,000	380,199
Pasco County, FL, Bexley Community Development District, Special Assessment Rev., 4.1%, 5/01/2026	500,000	476,880
Pasco County, FL, Bexley Community Development District, Special Assessment Rev., 4.7%, 5/01/2036	1,370,000	1,267,880
Pasco County, FL, Bexley Community Development District, Special Assessment Rev., 4.875%, 5/01/2047	2,530,000	2,276,064
Pasco County, FL, Concord Station Community Development District, “A-1”, 3.625%, 5/01/2035	865,000	783,474
Pasco County, FL, Concord Station Community Development District, “A-1”, 3.5%, 5/01/2032	1,435,000	1,321,133
Pasco County, FL, Concord Station Community Development District, “A-1”, 3.75%, 5/01/2046	1,000,000	866,920
Pasco County, FL, Estancia At Wiregrass Community Development District, Capital Improvement, 5.25%, 11/01/2035	500,000	502,615
Pasco County, FL, Estancia At Wiregrass Community Development District, Capital Improvement, 7%, 11/01/2045	1,995,000	2,305,522
Pasco County, FL, Estancia At Wiregrass Community Development District, Capital Improvement, 5.375%, 11/01/2046	435,000	434,835
Paseo Community Development District, FL, Capital Improvement Rev., “B”, 4.875%, 5/01/2020 (a)(d)	1,415,000	14
Paseo Community Development District, FL, Capital Improvement Rev., Capital Appreciation, “A-2”, 0%, 5/01/2036	1,845,000	719,568
Paseo Community Development District, FL, Special Assessment, “A-1”, 5.4%, 5/01/2036	235,000	232,483
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 6%, 10/01/2041	5,330,000	5,937,673
Sarasota County, FL, Health Facility Authority Rev. (Sarasota Manatee), 5.75%, 7/01/2037	3,240,000	3,253,738
Sarasota County, FL, Health Facility Authority Rev. (Sarasota Manatee), 5.75%, 7/01/2045	395,000	396,450

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Seminole County, FL, Industrial Development Authority Rev. (Choices in Learning, Inc.),“A”, 7.375%, 11/15/2041	$3,900,000	$4,329,234
Seminole Tribe, FL, Special Obligation Rev., “A”, 5.75%, 10/01/2022 (n)	4,150,000	4,237,897
Seminole Tribe, FL, Special Obligation Rev., “A”, 5.5%, 10/01/2024 (n)	2,505,000	2,553,948
Seminole Tribe, FL, Special Obligation Rev., “A”, 5.25%, 10/01/2027 (n)	1,840,000	1,871,096
South Lake County, FL, Hospital District Rev. (South Lake Hospital), “A”, 6%, 4/01/2029	1,155,000	1,244,905
South Lake County, FL, Hospital District Rev. (South Lake Hospital), “A”, 6.25%, 4/01/2039	1,715,000	1,848,238
St. John’s County, FL, Industrial Development Authority Rev. (Bayview Project), “A”, 5.2%, 10/01/2027	1,590,000	1,447,075
St. John’s County, FL, Industrial Development Authority Rev. (Bayview Project), “A”, 5.25%, 10/01/2041	2,800,000	2,351,664
St. John’s County, FL, Industrial Development Authority Rev. (Presbyterian Retirement), “A”, 6%, 8/01/2045 (Prerefunded 8/01/2020)	7,715,000	8,908,202
Sterling Hill Community Development District, FL, Capital Improvement Rev., “B”, 5.5%, 11/01/2017 (d)	525,000	367,411
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5%, 7/01/2026	155,000	172,899
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5%, 7/01/2029	145,000	158,349
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5.125%, 7/01/2034	315,000	338,978
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5.25%, 7/01/2044	935,000	999,150
Tallahassee, FL, Health Facilities Rev. (Tallahassee Memorial Healthcare, Inc.), “A”, 5%, 12/01/2040	5,935,000	6,201,897
Tallahassee, FL, Health Facilities Rev. (Tallahassee Memorial Healthcare, Inc.), “A”, 5%, 12/01/2044	2,695,000	2,816,194
Tallahassee, FL, Health Facilities Rev. (Tallahassee Memorial Healthcare, Inc.), “A”, 5%, 12/01/2055	3,500,000	3,665,130
Tampa, FL (University of Tampa Project), 5%, 4/01/2040	965,000	1,049,843
Trout Creek Community Development District, FL, Capital Improvement Rev., 5.5%, 5/01/2035	2,280,000	2,223,661
Trout Creek Community Development District, FL, Capital Improvement Rev., 5.625%, 5/01/2045	4,180,000	4,039,134

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Tuscany Reserve Community Development District, FL, Special Assessment, “B”, 5.25%, 5/01/2021	$730,000	$711,735
University of South Florida Financing Corp, Refunding Certificates of Participation, “A”, 5%, 7/01/2028	4,380,000	4,981,856
University of South Florida Financing Corp, Refunding Certificates of Participation, “A”, 5%, 7/01/2031	5,420,000	6,075,278
Villa Portofino East Community Development District, FL, Special Assessment, 5.2%, 5/01/2037	1,780,000	1,780,623
Villa Vizcaya Community Development District, FL, “A”, 5.55%, 5/01/2039 (a)(d)	790,000	434,231
Watergrass Community Development District, FL, Special Assessment, “B”, 6.96%, 11/01/2017	150,000	149,214
Wiregrass Community Development District, FL, Capital Improvement Rev., 5.625%, 5/01/2045	1,000,000	1,001,010
Wiregrass Community Development District, FL, Capital Improvement Rev., 5.375%, 5/01/2035	485,000	483,002
Wiregrass Community Development District, FL, Capital Improvement Rev., 4.875%, 5/01/2036	915,000	857,026
Wiregrass Community Development District, FL, Capital Improvement Rev., 5%, 5/01/2047	1,695,000	1,562,909

		$266,479,224
Georgia - 1.3%
Americus and Sumter County, GA, Hospital Authority Rev. (Magnolia Manor Obligated Group), “A”, 6.25%, 5/15/2033	$1,060,000	$1,149,676
Americus and Sumter County, GA, Hospital Authority Rev. (Magnolia Manor Obligated Group), “A”, 6.375%, 5/15/2043	1,060,000	1,151,107
Atlanta, GA, Water & Wastewater Rev., “A”, 6%, 11/01/2022 (Prerefunded 11/01/2019)	2,895,000	3,262,404
Clayton County, GA, Development Authority Special Facilities Rev. (Delta Airlines, Inc.), “A”, 8.75%, 6/01/2029	4,070,000	4,825,596
Cobb County, GA, Development Authority Student Housing Rev. (Kennesaw State University Real Estate Foundations), “C”, 5%, 7/15/2030	580,000	625,304
Cobb County, GA, Development Authority Student Housing Rev. (Kennesaw State University Real Estate Foundations), “C”, 5%, 7/15/2033	1,025,000	1,091,851
Cobb County, GA, Development Authority Student Housing Rev. (Kennesaw State University Real Estate Foundations), “C”, 5%, 7/15/2038	1,100,000	1,158,069
DeKalb County, GA, Hospital Authority Rev. (DeKalb Medical Center, Inc.), 6.125%, 9/01/2040	7,170,000	7,836,308
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 10/01/2031	175,000	198,067

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Georgia - continued
Georgia Housing & Finance Authority Rev., Single Family Mortgage, “A-1”, 4%, 6/01/2044	$1,130,000	$1,179,358
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5.5%, 9/15/2028	2,245,000	2,658,843
Georgia Medical Center Hospital Authority Rev. (Spring Harbor Green Island Project), 5.25%, 7/01/2037	4,610,000	4,573,858
Glynn-Brunswick, GA, Memorial Hospital Authority Rev., 5.625%, 8/01/2034 (Prerefunded 8/01/2018)	1,235,000	1,318,449
Glynn-Brunswick, GA, Memorial Hospital Authority Rev., Unrefunded Balance, 5.625%, 8/01/2034	140,000	146,317
Hall County and Gainesville, GA, Hospital Authority Rev. (Northeast Georgia Health System, Inc.), “A”, 5.5%, 8/15/2054	3,465,000	3,978,063
Marietta, GA, Development Facilities Authority Rev. (Life University), 7%, 6/15/2030	2,330,000	2,400,855
Marietta, GA, Development Facilities Authority Rev. (Life University), 7%, 6/15/2039	4,360,000	4,478,592
Private Colleges & Universities, GA, Authority Rev. (Mercer University), “C”, 5.25%, 10/01/2027	920,000	1,006,885
Rockdale County, GA, Development Authority Project Rev. (Visy Paper Project), “A”, 6.125%, 1/01/2034	4,835,000	4,843,993

		$47,883,595
Guam - 0.6%
Guam Education Financing Foundation, COP (Guam Public School Facilities Project), “B”, 5%, 10/01/2026	$12,905,000	$12,709,876
Guam Government Business Privilege Tax Rev., “A”, 5.25%, 1/01/2036	970,000	1,011,720
Guam Government Department of Education (John F. Kennedy High School), “A”, COP, 6.875%, 12/01/2040	3,055,000	3,237,017
Guam Government, “A”, 7%, 11/15/2039 (Prerefunded 11/15/2019)	1,115,000	1,285,082
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	355,000	375,473
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	1,620,000	1,700,595

		$20,319,763
Hawaii - 0.5%
Hawaii Department of Budget & Finance, Special Purpose Rev. (15 Craigside Project), “A”, 8.75%, 11/15/2029 (Prerefunded 11/15/2019)	$945,000	$1,117,982
Hawaii Department of Budget & Finance, Special Purpose Rev. (15 Craigside Project), “A”, 9%, 11/15/2044 (Prerefunded 11/15/2019)	1,190,000	1,434,569

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Hawaii - continued
Hawaii Department of Budget & Finance, Special Purpose Rev. (Chaminade University), 5%, 1/01/2030	$2,015,000	$2,021,448
Hawaii Department of Budget & Finance, Special Purpose Rev. (Chaminade University), 5%, 1/01/2035	1,125,000	1,097,651
Hawaii Department of Budget & Finance, Special Purpose Rev. (Chaminade University), 5%, 1/01/2045	1,140,000	1,073,014
Hawaii Department of Budget & Finance, Special Purpose Rev. (Hawaiian Electric Co. & Subsidiary), 6.5%, 7/01/2039	10,580,000	11,498,661

		$18,243,325
Idaho - 0.0%
Idaho Health Facilities Authority Rev. (Madison Memorial Hospital Project), 5%, 9/01/2037	$830,000	$879,559

Illinois - 8.3%
Burbank, IL, Educational Facility Rev. (Intercultural Montessori Language School Project), “A”, 6%, 9/01/2035	$2,170,000	$2,175,642
Burbank, IL, Educational Facility Rev. (Intercultural Montessori Language School Project), “A”, 6.25%, 9/01/2045	3,565,000	3,597,727
Chicago, IL (Modern Schools Program), “A”, AMBAC, 5%, 12/01/2024	4,580,000	4,593,374
Chicago, IL (Modern Schools Program), “G”, AMBAC, 5%, 12/01/2023	945,000	947,769
Chicago, IL (Modern Schools Program), “H”, AMBAC, 5%, 12/01/2020	2,880,000	2,888,266
Chicago, IL (Modern Schools Program), “H”, AMBAC, 5%, 12/01/2021	1,675,000	1,679,824
Chicago, IL, “A”, 5.25%, 1/01/2028	595,000	582,404
Chicago, IL, “A”, 5%, 1/01/2036	1,920,000	1,788,672
Chicago, IL, “A”, AGM, 5%, 1/01/2022	50,000	50,150
Chicago, IL, “A”, AGM, 5%, 1/01/2022	785,000	790,974
Chicago, IL, “A”, AGM, 5%, 1/01/2023	20,000	20,159
Chicago, IL, “A”, AGM, 5%, 1/01/2023	505,000	508,843
Chicago, IL, “A”, AGM, 5%, 1/01/2024	25,000	25,075
Chicago, IL, “A”, AGM, 5%, 1/01/2025	70,000	70,533
Chicago, IL, “A”, AGM, 5%, 1/01/2026	50,000	50,256
Chicago, IL, “A”, AGM, 5%, 1/01/2027	295,000	295,788
Chicago, IL, “A”, AGM, 5%, 1/01/2028	15,070,000	15,913,920
Chicago, IL, “A”, AGM, 4.75%, 1/01/2030	815,000	816,940
Chicago, IL, “A”, AGM, 5%, 1/01/2034	2,605,000	2,611,799
Chicago, IL, “A”, AGM, 5%, 1/01/2037	4,935,000	4,947,288
Chicago, IL, “A”, AMBAC, 5%, 1/01/2022	5,070,000	5,080,647
Chicago, IL, “A”, AMBAC, 5%, 1/01/2024	1,500,000	1,503,135

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Chicago, IL, “A”, Capital Appreciation, NATL, 0%, 1/01/2027	$2,610,000	$1,630,650
Chicago, IL, “C”, NATL, 5%, 1/01/2023	640,000	657,222
Chicago, IL, “C”, NATL, 5%, 1/01/2028	315,000	323,042
Chicago, IL, “C”, NATL, 5%, 1/01/2029	5,915,000	6,066,010
Chicago, IL, “D”, 5.5%, 1/01/2033	1,630,000	1,597,775
Chicago, IL, “D”, AMBAC, 5%, 12/01/2022	4,465,000	4,478,216
Chicago, IL, Board of Education, “B”, AMBAC, 5%, 12/01/2020	4,575,000	4,575,778
Chicago, IL, Board of Education, “B”, AGM, 5%, 12/01/2027	4,345,000	4,440,894
Chicago, IL, Board of Education, “B”, AGM, 5%, 12/01/2035	5,655,000	5,779,806
Chicago, IL, Board of Education, “B”, AMBAC, 5%, 12/01/2021	2,550,000	2,551,581
Chicago, IL, Board of Education, “C”, AGM, 5%, 12/01/2032	14,335,000	14,671,442
Chicago, IL, Board of Education, “C”, ASSD GTY, 5.25%, 12/01/2025	10,350,000	10,799,708
Chicago, IL, Board of Education, Capital Appreciation, “A”, NATL, 0%, 12/01/2019	1,105,000	1,006,379
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 6%, 4/01/2046	5,605,000	5,596,761
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “B”, AMBAC, 5%, 12/01/2021	6,890,000	6,935,956
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “B”, AMBAC, 5%, 12/01/2023	1,630,000	1,638,476
Chicago, IL, Capital Appreciation, NATL, 0%, 1/01/2027	3,180,000	1,986,769
Chicago, IL, General Obligation, “A”, 6%, 1/01/2038	3,600,000	3,602,448
Chicago, IL, O’Hare International Airport Rev., Customer Facility Charge, AGM, 5.25%, 1/01/2032	675,000	758,707
Chicago, IL, O’Hare International Airport Rev., Customer Facility Charge, AGM, 5.25%, 1/01/2033	335,000	376,155
Chicago, IL, O’Hare International Airport Rev., Customer Facility Charge, AGM, 5.5%, 1/01/2043	1,350,000	1,506,870
Chicago, IL, O’Hare International Airport Rev., Senior Lien, “B”, 5%, 1/01/2030	4,970,000	5,557,951
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 1/01/2035	5,645,000	6,308,118
Chicago, IL, Transit Authority Sales Tax Receipts Rev., 5.25%, 12/01/2031	540,000	582,655
Chicago, IL, Wastewater Transmission Rev., “C”, 5%, 1/01/2035	435,000	463,345
Chicago, IL, Wastewater Transmission Rev., “C”, 5%, 1/01/2039	650,000	689,189
Du Page County, IL, Special Service Area No. 31 Special Tax (Monarch Landing Project), 5.625%, 3/01/2036	913,000	885,437
Illinois Finance Authority Charter School Rev. (Uno Charter School Network, Inc.), “A”, 7.125%, 10/01/2041	2,000,000	2,185,200
Illinois Finance Authority Educational Facility Rev. (Rogers Park Montessori School Project), 6%, 2/01/2034	700,000	723,800

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Illinois Finance Authority Educational Facility Rev. (Rogers Park Montessori School Project), 6.125%, 2/01/2045	$1,800,000	$1,853,064
Illinois Finance Authority Rev., 6.125%, 5/15/2025 (Prerefunded 5/15/2019)	90,000	99,961
Illinois Finance Authority Rev., 7.75%, 8/15/2034 (Prerefunded 8/15/2019)	35,000	40,508
Illinois Finance Authority Rev. (Christian Homes, Inc.), 6.125%, 5/15/2027 (Prerefunded 5/15/2020)	1,470,000	1,688,912
Illinois Finance Authority Rev. (Christian Homes, Inc.), 6.125%, 5/15/2027	2,680,000	2,897,830
Illinois Finance Authority Rev. (Christian Homes, Inc.), 5%, 5/15/2036	760,000	767,258
Illinois Finance Authority Rev. (Christian Homes, Inc.), 5%, 5/15/2040	1,690,000	1,699,396
Illinois Finance Authority Rev. (Edward-Elmhurst Healthcare), “A”, 5%, 1/01/2034	2,000,000	2,148,300
Illinois Finance Authority Rev. (Edward-Elmhurst Healthcare), “A”, 5%, 1/01/2035	2,000,000	2,136,560
Illinois Finance Authority Rev. (Evangelical Retirement Homes of Greater Chicago, Inc.), 7.25%, 2/15/2045	3,600,000	3,749,508
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 5.5%, 5/15/2027	1,600,000	1,610,272
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 5.5%, 5/15/2037	8,015,000	8,054,033
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 4.75%, 5/15/2033	2,745,000	2,715,656
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 5.125%, 5/15/2043	3,410,000	3,366,079
Illinois Finance Authority Rev. (Friendship Village), “A”, 5.375%, 2/15/2025	3,890,000	3,889,728
Illinois Finance Authority Rev. (KishHealth Systems Obligated Group), 5.75%, 10/01/2028 (Prerefunded 10/01/2018)	3,770,000	4,058,971
Illinois Finance Authority Rev. (Lutheran Home & Services), 5.5%, 5/15/2027	680,000	710,988
Illinois Finance Authority Rev. (Lutheran Home & Services), 5.625%, 5/15/2042	3,505,000	3,611,166
Illinois Finance Authority Rev. (Mercy Health Corp.), 5%, 12/01/2040	3,020,000	3,185,677
Illinois Finance Authority Rev. (Montgomery Place), “A”, 5.75%, 5/15/2038	1,730,000	1,731,194
Illinois Finance Authority Rev. (OSF Healthcare), “A”, 7%, 11/15/2029 (Prerefunded 5/15/2019)	3,025,000	3,414,227
Illinois Finance Authority Rev. (OSF Healthcare), “A”, 7.125%, 11/15/2037 (Prerefunded 5/15/2019)	2,555,000	2,890,931

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Illinois Finance Authority Rev. (Presbyterian Homes Obligated Group), “A”, 5%, 11/01/2030	$740,000	$806,911
Illinois Finance Authority Rev. (Presbyterian Homes Obligated Group), “A”, 5%, 11/01/2031	550,000	594,935
Illinois Finance Authority Rev. (Presbyterian Homes Obligated Group), “B”, FRN, 1.89%, 5/01/2036 (Put Date 5/01/2021)	1,070,000	1,071,573
Illinois Finance Authority Rev. (Presence Health Network), “A”, 7.75%, 8/15/2034 (Prerefunded 8/15/2019)	3,830,000	4,445,251
Illinois Finance Authority Rev. (Presence Health Network), “C”, 5%, 2/15/2036	2,625,000	2,660,123
Illinois Finance Authority Rev. (Presence Health Network), “C”, 4%, 2/15/2041	15,240,000	12,655,144
Illinois Finance Authority Rev. (Presence Health Network), “C”, 5%, 2/15/2041	5,515,000	5,540,810
Illinois Finance Authority Rev. (Presence Health Obligated Group), 6.125%, 5/15/2025 (Prerefunded 5/15/2019)	75,000	83,211
Illinois Finance Authority Rev. (Provena Health), “A”, 6%, 5/01/2028 (Prerefunded 5/01/2020)	4,125,000	4,723,826
Illinois Finance Authority Rev. (Rehabilitation Institute of Chicago), “A”, 6%, 7/01/2043	1,305,000	1,482,976
Illinois Finance Authority Rev. (Resurrection Health Care Corp.), 6.125%, 5/15/2025 (Prerefunded 5/15/2019)	2,455,000	2,726,719
Illinois Finance Authority Rev. (Roosevelt University Project), 6.25%, 4/01/2029	6,045,000	6,246,178
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 6.875%, 8/15/2038 (Prerefunded 8/15/2019)	1,500,000	1,706,460
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/2044 (Prerefunded 8/15/2019)	2,545,000	2,904,939
Illinois Finance Authority Student Housing Rev. (Illinois State University), 6.75%, 4/01/2031	1,875,000	2,058,881
Illinois Finance Authority Student Housing Rev. (Northern Illinois University Project), 6.625%, 10/01/2031	5,785,000	6,350,368
Illinois Railsplitter Tobacco Settlement Authority, 5.5%, 6/01/2023	560,000	631,170
Illinois Railsplitter Tobacco Settlement Authority, 6.25%, 6/01/2024	3,110,000	3,118,832
Illinois Railsplitter Tobacco Settlement Authority, 6%, 6/01/2028	14,375,000	16,343,081
Illinois Toll Highway Authority Rev., “B”, 5.5%, 1/01/2033 (Prerefunded 1/01/2018)	4,355,000	4,535,384
Illinois Toll Highway Authority Rev., “C”, 5%, 1/01/2037	7,500,000	8,217,525
Lincolnshire, IL, Special Service Area No. 1 (Sedgebrook Project), 6.25%, 3/01/2034	2,778,000	2,701,216
Romeoville, IL, Rev. (Lewis University Project), “A”, 5%, 10/01/2042	1,450,000	1,541,785

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
State of Illinois, AGM, 5%, 2/01/2027	$2,040,000	$2,180,699
Upper Illinois River Valley Development Authority (Pleasant View Lutheran Home), 7.25%, 11/15/2040	1,080,000	1,125,382
Upper Illinois River Valley Development Authority (Pleasant View Lutheran Home), 7.375%, 11/15/2045	1,250,000	1,301,525

		$303,390,648
Indiana - 1.6%
Carmel, IN, Rev. (Barrington of Carmel Project), “A”, 7.125%, 11/15/2042	$3,000,000	$3,251,850
Indiana Finance Authority Rev. (I-69 Section 5 Project), 5.25%, 9/01/2034	3,205,000	3,270,510
Indiana Finance Authority Rev. (I-69 Section 5 Project), 5.25%, 9/01/2040	3,005,000	3,059,000
Indiana Finance Authority Rev. (Marquette Project), 4.75%, 3/01/2032	1,790,000	1,772,816
Indiana Finance Authority Rev. (Marquette Project), 5%, 3/01/2039	1,215,000	1,227,429
Indiana Finance Authority Rev. (Marquette Project), “A”, 5%, 3/01/2030	460,000	490,401
Indiana Finance Authority Rev. (Marquette Project), “A”, 5%, 3/01/2039	1,155,000	1,188,992
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2035	2,095,000	2,144,526
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2040	5,350,000	5,428,324
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2044	3,260,000	3,373,741
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2048	4,020,000	4,092,883
Knox County, IN, Economic Development Rev. (Good Samaritan Hospital), “A”, 5%, 4/01/2042	1,430,000	1,466,522
Richmond, IN, Hospital Authority Rev. (Reid Hospital & Health Center Services), “A”, 6.625%, 1/01/2039 (Prerefunded 1/01/2019)	4,760,000	5,242,521
Terre Haute, IN, Rev. (Westminster Village), 6%, 8/01/2039	3,600,000	3,513,276
University of Southern Indiana Rev. (Student Fee), “J”, ASSD GTY, 5.75%, 10/01/2028	1,445,000	1,594,312
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 6.75%, 1/01/2034	4,370,000	5,153,279
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 7%, 1/01/2044	10,875,000	12,951,908

		$59,222,290

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Iowa - 0.8%
Altoona, IA, Urban Renewal Tax Increment Rev., 6%, 6/01/2043 (Prerefunded 6/01/2018)	$3,000,000	$3,196,260
Iowa Finance Authority Health Facilities Rev. (UnityPoint Health), “C”, 5%, 2/15/2030	800,000	892,104
Iowa Finance Authority Health Facilities Rev. (UnityPoint Health), “C”, 5%, 2/15/2031	1,480,000	1,640,787
Iowa Finance Authority Health Facilities Rev. (UnityPoint Health), “C”, 5%, 2/15/2032	715,000	789,367
Iowa Higher Education Loan Authority Rev., Private College Facilities Rev., (Grinnell College Project), 5%, 12/01/2041	1,805,000	2,083,349
Iowa Student Loan Liquidity Corp. Rev., “A-1”, 4.625%, 12/01/2019	2,235,000	2,324,534
Iowa Student Loan Liquidity Corp. Rev., “A-1”, 4.875%, 12/01/2020	415,000	431,583
Iowa Student Loan Liquidity Corp. Rev., “A-2”, 5.5%, 12/01/2025	1,015,000	1,088,780
Iowa Student Loan Liquidity Corp. Rev., “A-2”, 5.6%, 12/01/2026	1,020,000	1,094,429
Iowa Student Loan Liquidity Corp. Rev., “A-2”, 5.7%, 12/01/2027	115,000	122,721
Iowa Student Loan Liquidity Corp. Rev., “A-2”, 5.75%, 12/01/2028	2,060,000	2,197,217
Iowa Tobacco Settlement Authority, Tobacco Settlement Rev., Asset Backed, “B”, 5.6%, 6/01/2034	4,295,000	4,294,313
Iowa Tobacco Settlement Authority, Tobacco Settlement Rev., Asset Backed, “C”, 5.625%, 6/01/2046	8,000,000	7,798,640

		$27,954,084
Kansas - 0.8%
Atchison, KS, Hospital Rev. (Atchison Hospital Assn.), “A”, 6.75%, 9/01/2030	$2,600,000	$2,637,934
Coffeyville, KS, Electric Utility System Rev., “B”, NATL, 5%, 6/01/2038	3,600,000	3,759,336
Coffeyville, KS, Electric Utility System Rev., “B”, NATL, 5%, 6/01/2042	1,500,000	1,563,195
Hutchinson, KS, Hospital Facilities Rev. (Hutchinson Regional Medical Center, Inc.), 5%, 12/01/2036	615,000	634,735
Hutchinson, KS, Hospital Facilities Rev. (Hutchinson Regional Medical Center, Inc.), 5%, 12/01/2041	615,000	632,774
Lenexa, KS, Health Care Facilities Rev. (Lakeview Village, Inc.), 5.375%, 5/15/2027	1,185,000	1,187,915
Lenexa, KS, Health Care Facilities Rev. (Lakeview Village, Inc.), 7.125%, 5/15/2029	1,555,000	1,657,832
Lenexa, KS, Health Care Facilities Rev. (Lakeview Village, Inc.), 5.5%, 5/15/2039	2,325,000	2,328,720
Overland Park, KS, Special Assessment (Tallgrass Creek), 5.125%, 9/01/2028	3,848,000	3,849,077

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Kansas - continued
Wichita, KS, Health Care Facilities Rev. (Kansas Masonic Home), “II-A”, 5%, 12/01/2031	$620,000	$612,610
Wichita, KS, Health Care Facilities Rev. (Kansas Masonic Home), “II-A”, 5.25%, 12/01/2036	415,000	411,688
Wichita, KS, Health Care Facilities Rev. (Kansas Masonic Home), “II-A”, 5.375%, 12/01/2046	1,520,000	1,502,505
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), “A”, 6.375%, 5/15/2043	4,165,000	4,402,530
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), “IV-A”, 5%, 5/15/2029	500,000	504,440
Wyandotte County/Kansas City, KS, Unified Government Utility System Improvement Rev., “A”, 5%, 9/01/2044	1,740,000	1,917,341

		$27,602,632
Kentucky - 1.4%
Glasgow, KY, Healthcare Rev. (TJ Samson Community Hospital), 6.375%, 2/01/2035	$2,840,000	$3,141,125
Kentucky Economic Development Finance Authority Health Care Rev. (Masonic Homes of Kentucky, Inc.), 5.375%, 11/15/2042	2,915,000	2,722,377
Kentucky Economic Development Finance Authority Health Care Rev. (Masonic Homes of Kentucky, Inc.), 5.5%, 11/15/2045	1,325,000	1,234,582
Kentucky Economic Development Finance Authority Health Facilities Rev. (Baptist Life Communities Project), “A”, 6.25%, 11/15/2046	5,105,000	4,815,904
Kentucky Economic Development Finance Authority Health Facilities Rev. (Baptist Life Communities Project), “A”, 6.375%, 11/15/2051	4,855,000	4,587,344
Kentucky Economic Development Finance Authority Rev. (Masonic Home Independent Living II, Inc. - The Meadow Project and Grove Pointe Project), “A”, 5%, 5/15/2036	2,505,000	2,394,304
Kentucky Economic Development Finance Authority Rev. (Masonic Home Independent Living II, Inc. - The Meadow Project and Grove Pointe Project), “A”, 5%, 5/15/2046	6,945,000	6,371,204
Kentucky Economic Development Finance Authority Rev. (Masonic Home Independent Living II, Inc. - The Meadow Project and Grove Pointe Project), “A”, 5%, 5/15/2051	1,755,000	1,577,956
Kentucky Economic Development Finance Authority Rev. (Masonic Home Independent Living II, Inc. - The Miralea Project), 7.25%, 5/15/2041 (Prerefunded 5/15/2021)	3,000,000	3,678,840
Kentucky Economic Development Finance Authority Rev. (Masonic Home Independent Living II, Inc. - The Miralea Project), 7.375%, 5/15/2046 (Prerefunded 5/15/2021)	1,495,000	1,840,973

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Kentucky - continued
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Baptist Healthcare System), “A”, 5.625%, 8/15/2027	$815,000	$854,927
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6%, 6/01/2030	3,460,000	3,774,306
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 6/01/2040	6,255,000	6,809,631
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.5%, 3/01/2045	1,955,000	2,132,749
Owen County, KY, Waterworks System Rev. (American Water Co. Project), “A”, 6.25%, 6/01/2039	1,635,000	1,770,558
Owen County, KY, Waterworks System Rev. (American Water Co. Project), “B”, 5.625%, 9/01/2039	1,830,000	1,965,493
University of Kentucky, General Receipts, “A”, 5%, 4/01/2036	1,460,000	1,634,003

		$51,306,276
Louisiana - 1.9%
Jefferson Parish, LA, Hospital Service District No. 1 (West Jefferson Medical Center), “A”, 6%, 1/01/2039 (Prerefunded 1/01/2021)	$1,500,000	$1,748,955
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 7/01/2031	3,200,000	3,412,000
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.375%, 7/01/2041	2,000,000	2,109,700
Louisiana Citizens Property Insurance Corp. Rev., AGM, 5%, 6/01/2021	1,705,000	1,923,189
Louisiana Citizens Property Insurance Corp. Rev., AGM, 5%, 6/01/2022	1,365,000	1,563,280
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (CDF Healthcare), “A”, 5.625%, 6/01/2045	6,355,000	6,161,999
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (St. James Place of Baton Rouge Project), “A”, 6%, 11/15/2035	1,145,000	1,162,049
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (St. James Place of Baton Rouge Project), “A”, 6.25%, 11/15/2045	4,435,000	4,548,935
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Westlake Chemical), 6.75%, 11/01/2032	5,000,000	5,155,500

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Louisiana - continued
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Westlake Chemical), “A”, 6.5%, 8/01/2029	$2,990,000	$3,409,975
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Westlake Chemical), “A-2”, 6.5%, 11/01/2035	4,000,000	4,570,080
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Westside Rehab Center Project), “A”, 6.85%, 10/01/2036	6,995,000	7,134,900
Louisiana Public Facilities Authority Hospital Rev. (Lake Charles Memorial Hospital), 6.375%, 12/01/2034	6,470,000	6,835,749
Louisiana Public Facilities Authority Rev., (Loyola University Project), Capital Appreciation, 0%, 10/01/2046	4,725,000	3,615,759
New Orleans, LA, Aviation Board General Airport Rev. (North Terminal Project), “B”, 5%, 1/01/2040	2,675,000	2,853,021
New Orleans, LA, Aviation Board General Airport Rev. (North Terminal Project), “B”, 5%, 1/01/2045	1,150,000	1,223,324
New Orleans, LA, Aviation Board Gulf Opportunity Zone CFC Rev. (Consolidated Rental Car), “A”, 6.25%, 1/01/2030	2,050,000	2,195,735
New Orleans, LA, Sewerage Service Rev., 5%, 6/01/2040	655,000	710,171
New Orleans, LA, Sewerage Service Rev., 5%, 12/01/2040	875,000	957,241
New Orleans, LA, Sewerage Service Rev., 5%, 6/01/2045	2,405,000	2,600,454
New Orleans, LA, Sewerage Service Rev., 5%, 12/01/2045	1,095,000	1,191,042
Shreveport, LA, Water and Sewer Rev., AGM, 5%, 12/01/2030	3,000,000	3,398,130
Shreveport, LA, Water and Sewer Rev., AGM, 5%, 12/01/2034	930,000	1,035,164

		$69,516,352
Maine - 0.2%
Maine Finance Authority Solid Waste Disposal Rev. (Casella Waste Systems, Inc.), “R-3”, 5.25%, 1/01/2025	$6,170,000	$6,170,123

Maryland - 0.7%
Anne Arundel County, MD, Special Obligation (National Business Park-North Project), 6.1%, 7/01/2040	$1,320,000	$1,364,497
Anne Arundel County, MD, Special Obligation (VLG South Waugh Chapel Project), 6.25%, 7/01/2040	4,700,000	4,858,672
Baltimore, MD, Special Obligation (East Baltimore Research Park Project), “A”, 7%, 9/01/2038	2,600,000	2,680,054
Howard County, MD, Retirement Community Rev. (Vantage House Facility), 5%, 4/01/2036	2,930,000	2,772,513
Howard County, MD, Retirement Community Rev. (Vantage House Facility), 5%, 4/01/2036	1,225,000	1,172,766

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Maryland - continued
Maryland Economic Development Corp. Adjustable Mode Rev. Refunding (Constellation Energy Group, Inc. Project), “B”, 2.55%, 12/01/2025 (Put Date 6/01/2020)	$3,155,000	$3,129,003
Maryland Economic Development Corp. Rev. (Port America Chesapeake Terminal Project), “B”, 5.375%, 6/01/2025	885,000	953,207
Maryland Economic Development Corp., Senior Student Housing Rev. (University of Maryland, College Park Projects), AGM, 5%, 6/01/2035	820,000	927,641
Maryland Health & Higher Educational Facilities Authority Rev. (Adventist Healthcare Issue), “A”, 5.5%, 1/01/2036	2,290,000	2,531,297
Maryland Health & Higher Educational Facilities Authority Rev. (Charlestown Community Project), 6.25%, 1/01/2041 (Prerefunded 1/01/2021)	2,360,000	2,780,882
Westminster, MD, Refunding Rev. (Carroll Lutheran Village, Inc.), 5.125%, 7/01/2040	2,600,000	2,665,962

		$25,836,494
Massachusetts - 2.9%
Massachusetts College Building Authority Rev., “A”, 5%, 5/01/2031	$2,535,000	$2,893,196
Massachusetts Development Finance Agency Rev. (Adventcare), “A”, 6.75%, 10/15/2037	9,250,000	9,364,145
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2021	685,000	746,362
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2022	685,000	755,082
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2023	510,000	564,907
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2024	1,250,000	1,390,225
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2029	1,450,000	1,585,575
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2030	3,015,000	3,249,567
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2031	835,000	893,492
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2035	9,160,000	9,661,510
Massachusetts Development Finance Agency Rev. (Emmanuel College), “A”, 5%, 10/01/2034	3,235,000	3,457,277
Massachusetts Development Finance Agency Rev. (Emmanuel College), “A”, 5%, 10/01/2035	1,745,000	1,857,727
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), “A”, 4.68%, 11/15/2021	840,000	834,439

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Massachusetts - continued
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), “A-1”, 6.25%, 11/15/2031	$869,621	$883,813
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), “A-1”, 6.25%, 11/15/2039	218,601	221,320
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), “A-1”, 6.25%, 11/15/2046	525,000	529,610
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), “A-2”, 5.5%, 11/15/2046	58,153	52,756
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), Capital Appreciation, “B”, 0%, 11/15/2056	289,249	1,446
Massachusetts Development Finance Agency Rev. (North Hill Communities), “A”, 6.25%, 11/15/2033	1,350,000	1,407,443
Massachusetts Development Finance Agency Rev. (North Hill Communities), “A”, 6.5%, 11/15/2043	2,080,000	2,173,205
Massachusetts Development Finance Agency Rev. (Sabis International Charter School Issue), 4%, 4/15/2020	90,000	92,589
Massachusetts Development Finance Agency Rev. (Sabis International Charter School Issue), 5%, 4/15/2025	170,000	182,643
Massachusetts Development Finance Agency Rev. (Simmons College), “H”, SYNCORA, 5.25%, 10/01/2033	430,000	492,075
Massachusetts Development Finance Agency Rev. (Simmons College), “K-1”, 5%, 10/01/2024	1,400,000	1,591,982
Massachusetts Development Finance Agency Rev. (Simmons College), “K-1”, 5%, 10/01/2025	800,000	908,368
Massachusetts Development Finance Agency Rev. (UMass Memorial Health Care Obligated Group), “I”, 5%, 7/01/2036	1,685,000	1,807,870
Massachusetts Development Finance Agency Rev. (UMass Memorial Health Care Obligated Group), “K”, 5%, 7/01/2038	1,120,000	1,209,006
Massachusetts Development Finance Agency Rev. (Wentworth Institute of Technology Issue), 5%, 10/01/2046	985,000	1,055,684
Massachusetts Development Finance Agency Rev. (Western New England University), 5%, 9/01/2028	960,000	1,064,928
Massachusetts Development Finance Agency, Resource Recovery Rev. (Covanta Energy Project), “A”, 4.875%, 11/01/2027	3,585,000	3,590,772
Massachusetts Development Finance Agency, Resource Recovery Rev. (Covanta Energy Project), “C”, 5.25%, 11/01/2042	11,780,000	11,831,007
Massachusetts Development Finance Agency, Solid Waste Disposal Rev. (Dominion Energy Brayton), 5.75%, 12/01/2042 (Prerefunded 5/01/2019)	685,000	753,493
Massachusetts Educational Financing Authority, Education Loan Rev, “A”, 4.25%, 1/01/2030	2,030,000	2,086,292
Massachusetts Educational Financing Authority, Education Loan Rev, “A”, 4.25%, 1/01/2031	1,375,000	1,401,826

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Massachusetts - continued
Massachusetts Educational Financing Authority, Education Loan Rev., “H”, ASSD GTY, 6.35%, 1/01/2030	$1,360,000	$1,422,125
Massachusetts Educational Financing Authority, Education Loan Rev., “I-A”, 5.5%, 1/01/2022	250,000	271,628
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 4.7%, 7/01/2026	1,520,000	1,582,016
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 4.9%, 7/01/2028	1,585,000	1,654,597
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 3.5%, 7/01/2033	2,650,000	2,358,871
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 3.5%, 7/01/2033 (u)	18,000,000	16,361,280
Massachusetts Health & Educational Facilities Authority Rev. (Suffolk University), “A”, 6.25%, 7/01/2030	6,130,000	6,731,660
Massachusetts Housing Finance Agency, Single Family Housing Rev., “169”, 4%, 12/01/2029	60,000	62,306
Massachusetts Housing Finance Agency, Single Family Housing Rev., “177”, 4%, 6/01/2039	1,190,000	1,254,796
Massachusetts Port Authority Special Facilities Rev. (ConRAC Project), “A”, 5.125%, 7/01/2041	340,000	367,333
Massachusetts Port Authority Special Facilities Rev. (Delta Air Lines Project, Inc.), “A”, AMBAC, 5%, 1/01/2027	2,760,000	2,769,908

		$105,428,152
Michigan - 2.5%
Detroit, MI, Water & Sewerage Department, Senior Lien Sewage Disposal System Rev., “A”, 5%, 7/01/2019	$3,270,000	$3,519,534
Detroit, MI, Water & Sewerage Department, Senior Lien Sewage Disposal System Rev., “A”, 5%, 7/01/2020	3,275,000	3,598,996
Detroit, MI, Water & Sewerage Department, Senior Lien Sewage Disposal System Rev., “A”, 5.25%, 7/01/2039	9,635,000	10,386,145
Detroit, MI, Water & Sewerage Department, Senior Lien Sewage Disposal System Rev., “A”, AGM, 5%, 7/01/2039	3,190,000	3,438,852
Detroit, MI, Water Supply System Rev., Senior Lien, “A”, 5%, 7/01/2036	375,000	396,409
Detroit, MI, Water Supply System Rev., Senior Lien, “A”, 5.25%, 7/01/2041	2,055,000	2,188,801
Detroit, MI, Water Supply System Rev., Senior Lien, “C”, 5%, 7/01/2041	535,000	564,425
Genesee County, MI, Water Supply System Rev., “B”, BAM, 5%, 2/01/2046	915,000	1,003,883
Great Lakes Water Authority, Michigan Sewage Disposal System Rev., “B”, AGM, 5%, 7/01/2034	5,180,000	5,816,311

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Michigan - continued
Kalamazoo, MI, Economic Development Corp. Rev. (Heritage Community), 5.375%, 5/15/2027	$750,000	$750,743
Kalamazoo, MI, Economic Development Corp. Rev. (Heritage Community), 5.5%, 5/15/2036	3,050,000	3,050,946
Michigan Finance Authority (City of Detroit Financial Recovery Income Tax Rev.), “F”, 3.875%, 10/01/2023	635,000	654,558
Michigan Finance Authority (City of Detroit Financial Recovery Income Tax Rev.), “F”, 4%, 10/01/2024	800,000	825,848
Michigan Finance Authority Hospital Rev. (Beaumont Health Credit Group), “A”, 5%, 8/01/2033	1,105,000	1,205,135
Michigan Finance Authority Hospital Rev. (Sparrow Obligated Group), 5%, 11/15/2045	7,000,000	7,550,760
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C”, 5%, 7/01/2033	875,000	946,733
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C”, 5%, 7/01/2034	2,070,000	2,230,425
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C”, 5%, 7/01/2035	1,355,000	1,454,985
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Senior Lien Local Project), “C-1”, 5%, 7/01/2044	2,375,000	2,520,421
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Second Lien Local Project), “D-2”, 5%, 7/01/2034	885,000	953,588
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department), “C-2”, 5%, 7/01/2044	1,365,000	1,428,814
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department), “C-6”, 5%, 7/01/2033	2,280,000	2,489,190
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.75%, 11/15/2039 (Prerefunded 11/15/2019)	4,405,000	4,928,182
Michigan Housing Development Authority, “A”, 4%, 6/01/2046	6,550,000	6,940,773
Michigan Strategic Fund Ltd. (Canterbury Health Care, Inc.), 5%, 7/01/2046	1,635,000	1,429,579
Michigan Strategic Fund Ltd. (Canterbury Health Care, Inc.), 5%, 7/01/2051	900,000	774,423
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 7/01/2020	1,050,000	1,175,822

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Michigan - continued
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), “V”, 8.25%, 9/01/2039 (Prerefunded 9/01/2018)	$6,945,000	$7,717,492
Waterford Township, MI, Economic Development Corp. (Canterbury Health Care, Inc.), “A”, 5%, 7/01/2046	2,070,000	1,811,995
Waterford Township, MI, Economic Development Corp. (Canterbury Health Care, Inc.), “A”, 5%, 7/01/2051	2,070,000	1,783,326
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2044	2,215,000	2,396,630
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/2039	750,000	821,078
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	575,000	615,308
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	1,240,000	1,322,621
Western Michigan University Rev., “A”, 5%, 11/15/2040	1,250,000	1,369,700

		$90,062,431
Minnesota - 0.3%
Deephaven, MN, Charter School Lease Rev. (Eagle Ridge Academy Project), “A”, 5.25%, 7/01/2040	$500,000	$507,110
Deephaven, MN, Charter School Lease Rev. (Eagle Ridge Academy Project), “A”, 5.5%, 7/01/2050	3,000,000	3,062,640
Minnesota Housing Finance Agency, Residential Housing, “A”, 4%, 1/01/2041	1,625,000	1,717,511
St. Paul, MN, Housing & Redevelopment Authority Charter School Lease Rev. (Nova Classical Academy), “A”, 6.375%, 9/01/2031	630,000	691,790
St. Paul, MN, Housing & Redevelopment Authority Charter School Lease Rev. (Nova Classical Academy), “A”, 6.625%, 9/01/2042 (Prerefunded 9/01/2021)	1,260,000	1,528,015
St. Paul, MN, Port Authority Rev. (Energy Park Utility Co. Project), 5.45%, 8/01/2028	250,000	254,690
St. Paul, MN, Port Authority Rev. (Energy Park Utility Co. Project), 5.7%, 8/01/2036	1,250,000	1,272,163

		$9,033,919
Mississippi - 0.3%
Mississippi Development Bank Special Obligation (Greenville, MS Project), 5%, 4/01/2027 (Prerefunded 4/01/2017)	$1,195,000	$1,201,405
Mississippi Home Corp. Rev. (Kirkwood Apartments Project), 6.8%, 11/01/2037 (d)(q)	3,660,000	2,776,696
Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist Memorial Healthcare), “A”, 5%, 9/01/2022	1,845,000	2,065,551

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Mississippi - continued
Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist Memorial Healthcare), “A”, 5%, 9/01/2023	$4,810,000	$5,424,574

		$11,468,226
Missouri - 1.0%
Dardenne, MO, Town Square Transportation Development District, “A”, 5%, 5/01/2026 (d)(q)	$2,495,000	$897,427
Grundy County, MO, Industrial Development Authority Health Facilities Rev. (Wright Memorial Hospital), 6.125%, 9/01/2025	1,070,000	1,117,390
Grundy County, MO, Industrial Development Authority Health Facilities Rev. (Wright Memorial Hospital), 6.75%, 9/01/2034	1,590,000	1,667,560
Missouri Health & Educational Facilities Authority Rev. (A.T. Still University Health Services), 5%, 10/01/2039	465,000	509,607
Missouri Health & Educational Facilities Authority Rev. (Bethesda Health Group, Inc.), 5%, 8/01/2040	1,650,000	1,697,174
Missouri Health & Educational Facilities Authority Rev. (Bethesda Health Group, Inc.), 5%, 8/01/2045	2,300,000	2,360,743
Missouri Health & Educational Facilities Authority Rev. (SSM Health Care), “A”, 5%, 6/01/2031	1,735,000	1,934,022
Missouri Health & Educational Facilities Authority, Senior Living Facilities Rev. (Lutheran Senior Service Projects), “A”, 5%, 2/01/2035	3,190,000	3,345,353
Missouri Health & Educational Facilities Authority, Senior Living Facilities Rev. (Lutheran Senior Services Project), “A”, 5%, 2/01/2036	495,000	514,637
Missouri Health & Educational Facilities Authority, Senior Living Facilities Rev. (Lutheran Senior Services Project), “A”, 5%, 2/01/2044	795,000	824,924
Missouri Housing Development Commission, Single Family Mortgage Rev. (First Place Homeownership Loan Program), “A”, GNMA, 3.75%, 5/01/2038	1,265,000	1,326,492
Missouri Housing Development Commission, Single Family Mortgage Rev. (Special Home Ownership Loan Program), “B”, GNMA, 4%, 11/01/2040	1,140,000	1,202,632
Osage Beach, MO, Tax Increment Rev. (Prewitts), 5%, 5/01/2023	1,500,000	1,441,650
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Nazareth Living Center), “A”, 5%, 8/15/2030	695,000	689,586
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Nazareth Living Center), “A”, 5%, 8/15/2035	490,000	478,534
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Nazareth Living Center), “A”, 5.125%, 8/15/2045	1,320,000	1,255,478
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Nazareth Living Center), “B-2”, 3.85%, 8/15/2020	270,000	264,452

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Missouri - continued
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Ranken-Jordan Project), 5%, 11/15/2041	$1,195,000	$1,156,163
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Ranken-Jordan Project), 4%, 11/15/2036	1,165,000	1,020,552
St. Louis County, MO, Industrial Development Authority Senior Living Facilities Rev. (St. Andrews Resources for Seniors Obligated Group), “B”, 3.125%, 12/01/2019	4,915,000	4,816,700
St. Louis, MO, Industrial Development Authority Rev. (St. Andrew’s Resources for Seniors Obligated Group), “A”, 5.125%, 12/01/2045	3,620,000	3,492,974
St. Louis, MO, Land Clearance Redevelopment Authority, Facilities Improvement Special Rev. (Kiel Opera House), “B”, 7%, 9/01/2035	4,005,000	4,062,432

		$36,076,482
Nebraska - 0.1%
Nebraska Investment Finance Authority, Single Family Housing Rev., “A”, 3%, 3/01/2044	$805,000	$820,480
Nebraska Investment Finance Authority, Single Family Housing Rev., “A”, 4%, 9/01/2044	1,915,000	2,003,971

		$2,824,451
Nevada - 0.1%
Director of the State of Nevada, Department of Business and Industry, Charter School Lease Rev. (Somerset Academy), “A”, 5%, 12/15/2035	$1,715,000	$1,669,947
Director of the State of Nevada, Department of Business and Industry, Charter School Lease Rev. (Somerset Academy), “A”, 5.125%, 12/15/2045	2,205,000	2,112,015

		$3,781,962
New Hampshire - 0.6%
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/2027 (Prerefunded 10/01/2019)	$4,935,000	$5,540,179
New Hampshire Business Finance Authority Rev. (Huggins Hospital), 6.875%, 10/01/2039	790,000	821,482
New Hampshire Business Finance Authority, Solid Waste Disposal Rev. (Casella Waste Systems, Inc. Project), 4%, 4/01/2029 (Put Date 10/01/2019)	985,000	970,225
New Hampshire Health & Education Facilities Authority Rev. (Rivermead), “A”, 6.875%, 7/01/2041	2,625,000	2,947,744
New Hampshire Health & Educational Facilities Authority Rev. (Elliot Hospital), 5%, 10/01/2033	3,475,000	3,748,239

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Hampshire - continued
New Hampshire Health & Educational Facilities Authority Rev. (Elliot Hospital), 5%, 10/01/2038	$3,500,000	$3,708,950
New Hampshire Health & Educational Facilities Authority Rev. (Memorial Hospital), 5.5%, 6/01/2031	1,820,000	1,954,480
New Hampshire Health & Educational Facilities Authority Rev. (Memorial Hospital), 5.5%, 6/01/2036	1,825,000	1,927,091

		$21,618,390
New Jersey - 6.5%
Bayonne, NJ, Redevelopment Agency (Royal Caribbean Project), “A”, 5.375%, 11/01/2035	$2,500,000	$2,492,175
Middlesex County, NJ, New Brunswick City Guaranteed Parking Rev., “A”, BAM, 5%, 9/01/2039	1,100,000	1,237,137
New Jersey Building Authority Rev., “A”, BAM, 5%, 6/15/2027	200,000	223,758
New Jersey Building Authority Rev., “A”, BAM, 5%, 6/15/2028	605,000	673,238
New Jersey Building Authority Rev., “A”, BAM, 5%, 6/15/2029	710,000	785,047
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/2029	445,000	478,055
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/2030	690,000	738,631
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/2031	2,570,000	2,730,856
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/2032	1,305,000	1,382,230
New Jersey Economic Development Authority Rev. (Kapkowski Road Landfill Project), 5.75%, 10/01/2021	180,000	188,185
New Jersey Economic Development Authority Rev. (Kapkowski Road Landfill Project), 6.5%, 4/01/2028	1,500,000	1,730,265
New Jersey Economic Development Authority Rev. (Kapkowski Road Landfill Project), 6.5%, 4/01/2031	9,985,000	11,222,641
New Jersey Economic Development Authority Rev. (Kapkowski Road Landfill Project), “B”, 6.5%, 4/01/2018	1,220,000	1,260,358
New Jersey Economic Development Authority Rev. (Lions Gate Project), 5.125%, 1/01/2039	1,625,000	1,652,365
New Jersey Economic Development Authority Rev. (Lions Gate Project), 4.375%, 1/01/2024	650,000	661,830
New Jersey Economic Development Authority Rev. (Lions Gate Project), 4.875%, 1/01/2029	2,300,000	2,344,873
New Jersey Economic Development Authority Rev. (Lions Gate Project), 5%, 1/01/2034	4,350,000	4,410,726
New Jersey Economic Development Authority Rev. (Lions Gate Project), 5.25%, 1/01/2044	4,625,000	4,724,253

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - continued
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/2021	$105,000	$112,343
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/2022	615,000	664,975
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/2023	705,000	764,974
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/2030	985,000	1,036,220
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/2035	1,510,000	1,561,793
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), 5.5%, 1/01/2027	325,000	365,463
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), 5%, 1/01/2028	325,000	354,916
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), AGM, 5%, 1/01/2031	975,000	1,066,631
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), AGM, 5.125%, 1/01/2039	1,060,000	1,154,107
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), AGM, 5.125%, 7/01/2042	530,000	575,363
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 4.875%, 9/15/2019	6,590,000	6,853,468
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 5.125%, 9/15/2023	7,870,000	8,312,373
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 5.25%, 9/15/2029	5,770,000	6,071,944
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), “A”, 5.625%, 11/15/2030	1,820,000	1,974,846
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), “B”, 5.625%, 11/15/2030	8,595,000	9,326,263
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, 7.5%, 12/01/2032 (Prerefunded 6/01/2019)	4,280,000	4,890,456
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, ETM, 6%, 12/01/2017	1,335,000	1,386,958
New Jersey Health Care Facilities, Financing Authority Rev. (St. Joseph’s Healthcare System), 6.625%, 7/01/2038 (Prerefunded 7/01/2018)	8,000,000	8,617,760

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - continued
New Jersey Health Care Facilities, Financing Authority Rev. (University Hospital), “A”, AGM, 5%, 7/01/2046	$10,225,000	$10,889,114
New Jersey Higher Education Assistance Authority Senior Student Loan Rev., “1A”, 2.75%, 12/01/2027	7,250,000	6,713,718
New Jersey Higher Education Assistance Authority Senior Student Loan Rev., “1A”, 3.5%, 12/01/2029	3,415,000	3,417,425
New Jersey Higher Education Assistance Authority Student Loan Rev., “A”, ASSD GTY, 6.125%, 6/01/2030	2,075,000	2,158,685
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 6/01/2023	17,375,000	17,700,955
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 6/01/2034	31,335,000	27,668,492
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 6/01/2041	77,205,000	69,023,586
New Jersey Tobacco Settlement Financing Corp., Capital Appreciation, “1-C”, 0%, 6/01/2041	400,000	101,204
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A-1”, 5%, 6/15/2027	4,395,000	4,732,932

		$236,433,587
New Mexico - 0.4%
Farmington, NM, Pollution Control Rev. (Public Service New Mexico), “D”, 5.9%, 6/01/2040	$11,915,000	$13,198,365
New Mexico Hospital Equipment Loan Council, Hospital Rev. (Rehoboth McKinley Christian Hospital), “A”, 5.25%, 8/15/2026	1,580,000	1,583,365

		$14,781,730
New York - 5.3%
Brooklyn, NY, Arena Local Development Corp. (Barclays Center Project), 6%, 7/15/2030 (Prerefunded 1/15/2020)	$2,265,000	$2,570,820
Buffalo & Erie County, NY, Industrial Land Development Corp. Rev. (Catholic Health System, Inc.), 5%, 7/01/2020	155,000	170,012
Buffalo & Erie County, NY, Industrial Land Development Corp. Rev. (Catholic Health System, Inc.), 5%, 7/01/2024	210,000	238,337
Buffalo & Erie County, NY, Industrial Land Development Corp. Rev. (Catholic Health System, Inc.), 5%, 7/01/2025	155,000	176,300
Build NYC Resource Corp. Rev. (International Leadership Charter School Project), 5.75%, 7/01/2033	3,860,000	3,476,663
Build NYC Resource Corp. Rev. (International Leadership Charter School Project), 6%, 7/01/2043	4,025,000	3,538,740
Build NYC Resource Corp. Solid Waste Disposal Rev. (Pratt Paper, Inc. Project), 5%, 1/01/2035	3,360,000	3,518,827

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New York - continued
Build NYC Resource Corp., New York Rev. (Federally Taxable, International Leadership Charter High School Project), “B”, 5%, 7/01/2021	$200,000	$196,346
Build NYC Resource Corp., New York Rev. (International Leadership Charter High School Project), “A”, 6.25%, 7/01/2046	1,315,000	1,176,215
East Rochester, NY, Housing Authority Rev. (Woodland Village Project), 5.5%, 8/01/2033	600,000	598,068
Glen Cove, NY, Local Economic Assistance Corp. (Garvies Point Public Improvement Project), Capital Appreciation, “B”, 0%, 1/01/2045	7,565,000	1,417,681
Glen Cove, NY, Local Economic Assistance Corp. (Garvies Point Public Improvement Project), Capital Appreciation, “C”, 0%, 1/01/2055	8,890,000	5,924,741
Hudson Yards, NY, Infrastructure Corp. Rev., “A”, 5%, 2/15/2047	3,340,000	3,376,907
Hudson Yards, NY, Infrastructure Corp. Rev., “A”, 5.75%, 2/15/2047	3,230,000	3,655,940
New Rochelle, NY, Corp. for Local Development Rev. (Iona College Project), “A”, 5%, 7/01/2034	785,000	844,676
New Rochelle, NY, Corp. for Local Development Rev. (Iona College Project), “A”, 5%, 7/01/2040	2,130,000	2,273,030
New Rochelle, NY, Corp. for Local Development Rev. (Iona College Project), “A”, 5%, 7/01/2045	990,000	1,053,578
New York Dormitory Authority Rev., Non-State Supported Debt (Bronx-Lebanon Hospital Center), LOC, 6.5%, 8/15/2030	1,570,000	1,703,780
New York Dormitory Authority Rev., Non-State Supported Debt (Bronx-Lebanon Hospital Center), LOC, 6.25%, 2/15/2035	975,000	1,050,056
New York Dormitory Authority Rev., Non-State Supported Debt (Orange Regional Medical Center), 5%, 12/01/2040	1,000,000	1,053,910
New York Energy Research & Development Authority Pollution Control Rev. (New York Electric & Gas Corp. Project), “C”, 2%, 6/01/2029 (Put Date 5/01/2020)	3,015,000	2,990,850
New York Liberty Development Corp. Rev. (Goldman Sachs Headquarters), 5.25%, 10/01/2035	21,470,000	25,603,834
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “1”, 5%, 11/15/2044	12,985,000	13,523,618
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “2”, 5.375%, 11/15/2040	5,850,000	6,288,575
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “3”, 7.25%, 11/15/2044	3,970,000	4,677,414
New York Liberty Development Corp., Liberty Rev. (One Bryant Park LLC), 6.375%, 7/15/2049	4,760,000	5,188,495
New York Transportation Development Corp., Special Facility Rev. (American Airlines, Inc. John F. Kennedy International Airport Project), 5%, 8/01/2026	8,280,000	8,627,594

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New York - continued
New York Transportation Development Corp., Special Facility Rev. (American Airlines, Inc. John F. Kennedy International Airport Project), 5%, 8/01/2031	$5,185,000	$5,369,171
New York, NY, City Housing Development Corp., Multifamily Housing Rev. (8 Spruce Street), “F”, 4.5%, 2/15/2048	10,911,318	11,124,089
New York, NY, City Industrial Development Agency Rev. (Yankee Stadium Project), “A”, ASSD GTY, 7%, 3/01/2049	10,000,000	11,089,000
New York, NY, Municipal Water Finance Authority, Water & Sewer Systems Rev., “CC”, 5%, 6/15/2047	1,330,000	1,491,635
Niagara County, NY, Industrial Development Agency, Solid Waste Disposal Rev. (Covanta Energy Project), “A”, 5.25%, 11/01/2042	12,055,000	12,138,300
Onondaga, NY, Civic Development Corp. Rev. (St. Joseph’s Hospital Health Center), 5%, 7/01/2025 (Prerefunded 7/01/2019)	505,000	550,571
Onondaga, NY, Civic Development Corp. Rev. (St. Joseph’s Hospital Health Center), 5.125%, 7/01/2031 (Prerefunded 7/01/2019)	510,000	557,537
Onondaga, NY, Civic Development Corp. Rev. (St. Joseph’s Hospital Health Center), 5%, 7/01/2042 (Prerefunded 7/01/2022)	3,110,000	3,633,693
Orange County, NY, Funding Corp. Assisted Living Residence Rev. (The Hamlet at Wallkill Assisted Living Project), 6.5%, 1/01/2046	3,000,000	2,870,160
Port Authority of NY & NJ, Special Obligation Rev. (JFK International Air Terminal LLC), 6%, 12/01/2036	2,435,000	2,746,290
Port Authority of NY & NJ, Special Obligation Rev. (JFK International Air Terminal LLC), 6%, 12/01/2042	2,780,000	3,127,500
Seneca Nation of Indians, NY, Capital Improvements Authority, Special Obligation, 5%, 12/01/2023 (n)	6,470,000	6,514,902
Tobacco Settlement Asset Securitization Corp., NY, “1”, 5%, 6/01/2026	10,730,000	10,732,468
Tobacco Settlement Asset Securitization Corp., NY, “A”, 5%, 6/01/2034	825,000	897,872
Tobacco Settlement Asset Securitization Corp., NY, “A”, 5%, 6/01/2035	410,000	445,453
Tobacco Settlement Asset Securitization Corp., NY, “A”, 5%, 6/01/2041	3,020,000	3,222,249
Ulster County, NY, Capital Resource Corp Rev. (Health Alliance Senior Living- Woodland Pond at New Paltz), “B”, 7%, 9/15/2044	2,010,000	2,009,779
Ulster County, NY, Capital Resource Corp Rev. (Health Alliance Senior Living- Woodland Pond at New Paltz), Convertible Capital Appreciation, “A”, 0% to 9/15/2019, 7.5% to 9/15/2044	3,615,000	3,192,876
Ulster County, NY, Industrial Development Agency (Woodland Pond), “A”, 6%, 9/15/2037	5,620,000	5,620,225

		$192,248,777

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
North Carolina - 0.6%
North Carolina Medical Care Commission Retirement Facilities First Mortgage Rev. (Aldersgate), 5%, 7/01/2045	$1,325,000	$1,325,398
North Carolina Medical Care Commission Retirement Facilities First Mortgage Rev. (Salemtowne), “A”, 5%, 10/01/2026	3,585,000	3,861,260
North Carolina Medical Care Commission Retirement Facilities First Mortgage Rev. (Salemtowne), “A”, 5%, 10/01/2030	1,500,000	1,509,735
North Carolina Medical Care Commission Retirement Facilities First Mortgage Rev. (Southminster), 5%, 10/01/2031	1,200,000	1,204,488
North Carolina Medical Care Commission Retirement Facilities First Mortgage Rev. (United Church Homes and Services), “A”, 5%, 9/01/2037	1,260,000	1,287,455
North Carolina Medical Care Commission Retirement Facilities First Mortgage Rev. (United Methodist Retirement Homes), “A”, 5%, 10/01/2030	355,000	393,265
North Carolina Medical Care Commission Retirement Facilities First Mortgage Rev. (United Methodist Retirement Homes), “A”, 5%, 10/01/2031	120,000	132,268
North Carolina Medical Care Commission, Health Care Facilities Rev. (Pennybyrn at Maryfield), 5%, 10/01/2025	1,030,000	1,067,307
North Carolina Medical Care Commission, Health Care Facilities Rev. (Pennybyrn at Maryfield), 5%, 10/01/2030	1,310,000	1,311,559
North Carolina Medical Care Commission, Health Care Facilities Rev. (Pennybyrn at Maryfield), 5%, 10/01/2035	750,000	733,920
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., “A”, 5%, 7/01/2047	990,000	1,068,626
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., “A”, 5%, 7/01/2051	2,015,000	2,160,282
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., “A”, 5%, 7/01/2054	805,000	859,048
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., “A”, N, 5%, 7/01/2042	505,000	546,758
University of North Carolina at Wilmington (Student Housing Projects), 5%, 6/01/2029	1,190,000	1,358,171
University of North Carolina, Greensboro, Rev., 5%, 4/01/2039	955,000	1,058,465

		$19,878,005
North Dakota - 0.1%
North Dakota Housing Finance Agency Rev. (Home Mortgage Finance Program), “A”, 4%, 7/01/2034	$755,000	$797,393
North Dakota Housing Finance Agency Rev., (Home Mortgage Finance Program), “B”, 4%, 1/01/2036	1,530,000	1,618,189

		$2,415,582

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Ohio - 7.1%
American Municipal Power, Inc. (Prairie State Energy Campus Project), “A”, 5%, 2/15/2042	$3,440,000	$3,766,146
Bowling Green, OH, Student Housing Rev. (State University Project), 6%, 6/01/2045	5,990,000	6,335,084
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-2”, 5.125%, 6/01/2024	24,530,000	22,272,749
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-2”, 5.375%, 6/01/2024	17,075,000	15,842,697
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-2”, 5.875%, 6/01/2030	26,600,000	24,206,000
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-2”, 5.75%, 6/01/2034	4,485,000	4,069,016
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-2”, 6%, 6/01/2042	21,225,000	19,502,379
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-2”, 6.5%, 6/01/2047	79,705,000	78,012,863
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-3”, 6.25%, 6/01/2037	11,535,000	10,932,412
Butler County, OH, Hospital Facilities Rev. (UC Health), 5.5%, 11/01/2040 (Prerefunded 11/01/2020)	1,820,000	2,086,575
Butler County, OH, Hospital Facilities Rev. (UC Health), 5.75%, 11/01/2040 (Prerefunded 11/01/2020)	2,210,000	2,553,788
Butler County, OH, Hospital Facilities Rev., Unrefunded Balance, (UC Health), 5.5%, 11/01/2040	3,615,000	3,983,043
Cleveland-Cuyahoga County, OH, Port Authority Development Rev. (Euclid Avenue Development Corp. Project), 5%, 8/01/2044	1,025,000	1,083,651
Cleveland-Cuyahoga County, OH, Port Authority Rev. (Flats East Development Project), 7%, 5/15/2040	1,125,000	1,231,425
Franklin County, OH, Health Care Facilities Improvement Rev. (Friendship Village of Dublin, OH, Inc.), 5%, 11/15/2034	1,380,000	1,482,962
Franklin County, OH, Health Care Facilities Improvement Rev. (Friendship Village of Dublin, OH, Inc.), 5%, 11/15/2044	2,055,000	2,178,547
Gallia County, OH, Hospital Facilities Rev. (Holzer Health Systems), “A”, 8%, 7/01/2042	8,380,000	9,638,341
Lake County, OH, Hospital Facilities Rev., 6%, 8/15/2043 (Prerefunded 8/15/2018)	2,410,000	2,592,509
Lake County, OH, Hospital Facilities Rev., 6%, 8/15/2043	460,000	486,013
Montgomery County, OH, Health Care & Multifamily Housing Rev. (St. Leonard), 6.375%, 4/01/2030	2,235,000	2,398,490
Montgomery County, OH, Health Care & Multifamily Housing Rev. (St. Leonard), 6.625%, 4/01/2040	3,230,000	3,461,236
Ohio Tax Exempt Private Activity (Portsmouth Bypass Project), AGM, 5%, 12/31/2035	7,865,000	8,533,289

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Ohio - continued
Riversouth, OH, Authority Rev. (Lazarus Building), “A”, 5.75%, 12/01/2027	$3,975,000	$4,058,078
Scioto County, OH, Hospital Facilities Rev. (Southern Ohio Medical Center), 5.625%, 2/15/2031 (Prerefunded 2/15/2018)	1,370,000	1,435,609
Scioto County, OH, Hospital Facilities Rev. (Southern Ohio Medical Center), 5.75%, 2/15/2038 (Prerefunded 2/15/2018)	4,100,000	4,301,638
Southeastern Ohio Port Authority, Hospital Facilities Improvement Rev. (Memorial Health System Obligated Group Project), 5.5%, 12/01/2029	690,000	728,592
Southeastern Ohio Port Authority, Hospital Facilities Improvement Rev. (Memorial Health System Obligated Group Project), 5.75%, 12/01/2032	3,725,000	4,054,067
Southeastern Ohio Port Authority, Hospital Facilities Improvement Rev. (Memorial Health System Obligated Group Project), 5%, 12/01/2035	1,520,000	1,533,619
Southeastern Ohio Port Authority, Hospital Facilities Improvement Rev. (Memorial Health System Obligated Group Project), 5%, 12/01/2043	1,715,000	1,721,500
Southeastern Ohio Port Authority, Hospital Facilities Improvement Rev. (Memorial Health System Obligated Group Project), 5.5%, 12/01/2043	2,100,000	2,228,667
Summit County, OH, Port Authority Building Rev. (Flats East Development Recovery Zone Facility Bonds), 6.875%, 5/15/2040	415,000	448,798
The Ohio State University, Special Purpose Rev., “A”, 5%, 6/01/2038 (u)	3,355,000	3,776,019
The Ohio State University, Special Purpose Rev., “A”, 5%, 6/01/2043 (u)	8,150,000	9,117,650

		$260,053,452
Oklahoma - 0.8%
Fort Sill Apache Tribe, OK, Economic Development Authority, Gaming Enterprise., “A”, 8.5%, 8/25/2026 (n)	$2,710,000	$3,109,752
Norman, OK, Regional Hospital Authority Rev., 5%, 9/01/2027 (Prerefunded 9/01/2017)	1,350,000	1,352,282
Oklahoma Development Finance Authority, First Mortgage Rev. (Sommerset Project), 5%, 7/01/2042	1,390,000	1,413,825
Tulsa County, OK, Industrial Authority, Senior Living Community Rev. (Montereau, Inc.), “A”, 7.25%, 11/01/2045	3,500,000	3,712,695
Tulsa, OK, Airport Improvement Trust Rev., “A”, 5%, 6/01/2045	660,000	705,448
Tulsa, OK, Industrial Authority Rev. (University of Tulsa), 6%, 10/01/2027	4,795,000	5,318,902
Tulsa, OK, Municipal Airport Trust Rev. (American Airlines, Inc.), 5%, 6/01/2035 (Put Date 6/01/2025)	2,005,000	2,096,588

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Oklahoma - continued
Tulsa, OK, Municipal Airport Trust Rev. (American Airlines, Inc.), “B”, 5.5%, 6/01/2035	$5,260,000	$5,504,274
Tulsa, OK, Municipal Airport Trust Rev. (American Airlines, Inc.), “B”, 5.5%, 12/01/2035	6,615,000	6,998,009

		$30,211,775
Oregon - 0.5%
Forest Grove, OR, Campus Improvement Rev. (Pacific University Project), “A”, 4.5%, 5/01/2029	$655,000	$683,054
Forest Grove, OR, Campus Improvement Rev. (Pacific University Project), “A”, 5%, 5/01/2030	215,000	235,558
Forest Grove, OR, Campus Improvement Rev. (Pacific University Project), “A”, 5%, 5/01/2036	1,100,000	1,177,385
Forest Grove, OR, Campus Improvement Rev. (Pacific University Project), “A”, 5%, 5/01/2040	815,000	851,235
Forest Grove, OR, Student Housing Rev. (Oak Tree Foundation, Inc.), 5.5%, 3/01/2037	2,750,000	2,753,548
Oregon Facilities Authority Rev. (College Housing Northwest Project), 5%, 10/01/2036	650,000	679,881
Oregon Facilities Authority Rev. (College Housing Northwest Project), 5%, 10/01/2048	2,805,000	2,896,022
Oregon Facilities Authority Rev. (Concordia University Project), “A”, 6.125%, 9/01/2030	2,390,000	2,494,610
Oregon Facilities Authority Rev. (Concordia University Project), “A”, 6.375%, 9/01/2040	4,100,000	4,293,602
Port of Portland, OR, International Airport Rev., “24B”, 5%, 7/01/2042	1,160,000	1,292,344
Port of Portland, OR, International Airport Rev., “24B”, 5%, 7/01/2047	465,000	515,866

		$17,873,105
Pennsylvania - 6.3%
Allegheny County, PA, Higher Education Building Authority Rev. (Robert Morris University), “A”, 5.9%, 10/15/2028 (Prerefunded 10/15/2018)	$1,305,000	$1,392,030
Allegheny County, PA, Higher Education Building Authority Rev. (Robert Morris University), “A”, 6%, 10/15/2038 (Prerefunded 10/15/2018)	2,025,000	2,192,144
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev., “A”, 5%, 5/01/2035	1,110,000	1,156,154
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev., “A”, 5%, 5/01/2042	4,605,000	4,770,089
Bucks County, PA, Industrial Development Authority Rev. (Lutheran Community Telford Center), 5.75%, 1/01/2027	620,000	620,428

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Bucks County, PA, Industrial Development Authority Rev. (Lutheran Community Telford Center), 5.75%, 1/01/2037	$800,000	$800,272
Chartiers Valley, PA, Industrial & Commercial Development Authority (Asbury Health Center Project), 5.75%, 12/01/2022	500,000	500,780
Chester County, PA, Health & Educational Facilities Authority Rev. (Simpson Senior Services Project), “A”, 5.25%, 12/01/2045	1,730,000	1,678,619
Chester County, PA, Health & Educational Facilities Authority Rev. (Simpson Senior Services Project), “A”, 5%, 12/01/2030	815,000	814,544
Chester County, PA, Health & Educational Facilities Authority Rev. (Simpson Senior Services Project), “A”, 5%, 12/01/2035	815,000	790,281
Clairton, PA, Municipal Authority Sewer Rev., “B”, 5%, 12/01/2037	1,735,000	1,870,209
Clarion County, PA, Industrial Development Authority, Student Housing Rev. (Clarion University Foundation, Inc.), 5%, 7/01/2034	330,000	343,038
Commonwealth of Pennsylvania, State Public School Building Authority Lease Rev. (School District of Philadelphia Project), 5%, 4/01/2028	1,740,000	1,842,886
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 6%, 1/01/2030	1,035,000	1,078,667
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 6%, 1/01/2040	4,300,000	4,465,937
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 5.25%, 1/01/2041	965,000	972,228
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 6.125%, 1/01/2045	7,220,000	7,513,998
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 5%, 1/01/2021	685,000	757,398
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 5%, 1/01/2022	1,660,000	1,853,290
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 5%, 1/01/2023	855,000	961,353
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 6.125%, 1/01/2029 (Prerefunded 1/01/2019)	815,000	891,145
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 6.125%, 1/01/2029	90,000	97,317
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 6.375%, 1/01/2039 (Prerefunded 1/01/2019)	6,355,000	6,978,743
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 6.375%, 1/01/2039	705,000	766,180
Dallas, PA, Area Municipal Authority Rev. (Misericordia University Project), 5%, 5/01/2029	1,335,000	1,407,050

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Delaware County, PA, Authority College Rev. (Neumann University), 6%, 10/01/2025 (Prerefunded 10/01/2018)	$510,000	$551,193
Delaware County, PA, Authority University Rev. (Neumann University), 6.125%, 10/01/2034 (Prerefunded 10/01/2018)	250,000	270,708
Delaware Valley, PA, Regional Finance Authority, 5.75%, 7/01/2017	3,520,000	3,589,766
Delaware Valley, PA, Regional Finance Authority, AMBAC, 5.5%, 8/01/2018	1,680,000	1,775,945
East Hempfield, PA, Industrial Development Authority Rev. (Millersville University Student Services), 5%, 7/01/2039	325,000	335,761
East Hempfield, PA, Industrial Development Authority Rev. (Millersville University Student Services), 5%, 7/01/2046	180,000	185,044
East Hempfield, PA, Industrial Development Authority Rev. (Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania), 5%, 7/01/2030	330,000	349,744
East Hempfield, PA, Industrial Development Authority Rev. (Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania), 5%, 7/01/2035	420,000	437,249
Erie, PA, Water Authority Rev., AGM, 5%, 12/01/2049	2,325,000	2,572,148
Fulton County, PA, Industrial Development Authority Hospital Rev. (Medical Center Project), 5%, 7/01/2040	5,045,000	5,030,975
Fulton County, PA, Industrial Development Authority Hospital Rev. (Medical Center Project), “B”, 5%, 7/01/2046	2,600,000	2,508,688
Fulton County, PA, Industrial Development Authority Hospital Rev. (Medical Center Project), “B”, 5%, 7/01/2051	3,125,000	2,960,688
Lancaster County, PA, Hospital Authority Health System Rev. (Landis Homes Retirement Community Project), “A”, 5%, 7/01/2045	2,500,000	2,613,425
Lancaster County, PA, Hospital Authority Health System Rev. (Masonic Villages Project), 5%, 11/01/2027	580,000	667,464
Lancaster County, PA, Hospital Authority Health System Rev. (Masonic Villages Project), 5%, 11/01/2035	210,000	230,028
Lehigh County, PA, Water and Sewer Authority Rev. (Allentown Concession), “A”, 5%, 12/01/2043	7,735,000	8,458,996
Luzerne County, PA, “A”, AGM, 5%, 11/15/2029	6,760,000	7,423,224
Montgomery County, PA, Industrial Development Authority Pollution Control Rev. (Peco Energy Company Project), “A”, 2.55%, 6/01/2029 (Put Date 6/01/2020)	1,025,000	1,014,463
Montgomery County, PA, Industrial Development Authority Rev. (Albert Einstein Healthcare Network Issue), “A”, 5.25%, 1/15/2036	8,510,000	9,008,516
Montgomery County, PA, Industrial Development Authority Rev. (Whitemarsh Continuing Care Retirement Community Project), 5.375%, 1/01/2050	8,275,000	7,743,331

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Moon Industrial Development Authority Rev. (Baptist Homes Society), 6.125%, 7/01/2050	$3,915,000	$4,002,461
Northampton County, PA, General Purpose Authority Hospital Rev. (St. Luke’s Hospital), “A”, 5.5%, 8/15/2040 (Prerefunded 8/15/2018)	1,075,000	1,146,939
Northeastern PA, Hospital & Education Authority Rev. (Wilkes University Project), “A”, 5%, 3/01/2037	1,355,000	1,423,577
Pennsylvania Economic Development Financing Authority Rev. (The Pennsylvania Rapid Bridge Replacement Project), 5%, 6/30/2026	590,000	656,965
Pennsylvania Economic Development Financing Authority Rev. (The Pennsylvania Rapid Bridge Replacement Project), 5%, 12/31/2030	2,010,000	2,179,503
Pennsylvania Economic Development Financing Authority Rev. (The Pennsylvania Rapid Bridge Replacement Project), 5%, 12/31/2034	15,950,000	17,022,957
Pennsylvania Economic Development Financing Authority Rev. (The Pennsylvania Rapid Bridge Replacement Project), 5%, 12/31/2038	4,900,000	5,167,001
Pennsylvania Economic Development Financing Authority Rev. (The Pennsylvania Rapid Bridge Replacement Project), 5%, 6/30/2042	2,000,000	2,110,580
Pennsylvania Economic Development Financing Authority, Sewer Sludge Disposal Rev. (Philadelphia Biosolids Facility), 6.25%, 1/01/2032	3,415,000	3,636,531
Pennsylvania Higher Educational Facilities Authority Rev. (East Stroudsburg University), 5%, 7/01/2042	2,525,000	2,582,116
Pennsylvania Higher Educational Facilities Authority Rev. (Edinboro University Foundation), 5.8%, 7/01/2030 (Prerefunded 7/01/2020)	740,000	845,850
Pennsylvania Higher Educational Facilities Authority Rev. (Saint Francis University Project), “JJ2”, 6.25%, 11/01/2041	1,545,000	1,688,330
Pennsylvania Higher Educational Facilities Authority Rev. (Shippensburg University Student Services), 6.25%, 10/01/2043	5,500,000	6,038,890
Philadelphia, PA, Authority for Industrial Development Rev. (Discovery Charter School Project), 6.25%, 4/01/2037	1,065,000	1,073,754
Philadelphia, PA, Authority for Industrial Development Rev. (Discovery Charter School Project), 6.25%, 4/01/2042	1,950,000	1,961,739
Philadelphia, PA, Authority for Industrial Development Rev. (KIPP Charter School Project), “B”, 4%, 4/01/2026	1,035,000	1,012,396
Philadelphia, PA, Authority for Industrial Development Rev. (KIPP Charter School Project), “B”, 5%, 4/01/2046	2,000,000	1,934,680
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), 6%, 8/01/2035 (Prerefunded 8/01/2020)	470,000	542,342

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), “A”, 5.25%, 8/01/2046	$2,620,000	$2,597,835
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), “A”, 5.375%, 8/01/2051	1,910,000	1,889,047
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), “B”, 5.625%, 8/01/2036	885,000	879,309
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), “B”, 5.75%, 8/01/2046	4,790,000	4,750,435
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), “B”, 6%, 8/01/2051	3,310,000	3,322,876
Philadelphia, PA, Authority for Industrial Development Rev. (Philadelphia Performing Arts Charter School Project), 6.5%, 6/15/2033	2,780,000	2,907,741
Philadelphia, PA, Authority for Industrial Development Rev. (Philadelphia Performing Arts Charter School Project), 6.75%, 6/15/2043	5,820,000	6,114,550
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), 6.875%, 6/15/2033	1,145,000	1,251,531
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), 7.375%, 6/15/2043	1,975,000	2,201,335
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), “A-1”, 6.75%, 6/15/2033	850,000	937,805
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), “A-1”, 7%, 6/15/2043	1,670,000	1,855,988
Philadelphia, PA, Authority for Industrial Development Rev. (Thomas Jefferson University), “A”, 5%, 9/01/2035	895,000	984,106
Philadelphia, PA, Authority for Industrial Development Rev. (Thomas Jefferson University), “A”, 5%, 9/01/2042	3,135,000	3,430,631
Philadelphia, PA, Gas Works Rev., 5%, 10/01/2034	625,000	685,700
Philadelphia, PA, Municipal Authority Rev., 6.5%, 4/01/2034	1,060,000	1,151,542
Philadelphia, PA, School District, “F”, 5%, 9/01/2037	980,000	1,042,093
Philadelphia, PA, School District, “F”, 5%, 9/01/2038	245,000	260,325
Scranton-Lackawanna, PA, Health and Welfare Authority, University Rev. (Marywood University Project), 5%, 6/01/2046	3,340,000	3,153,561
Southcentral, PA, General Authority Rev. (WellSpan Health Obligated Group), “A”, 5%, 6/01/2044	3,000,000	3,268,440
State Public School Building Authority, PA, School Lease Rev. (The School District of Philadelphia Project)., “A”, 5%, 6/01/2033	19,350,000	20,925,671
Washington County, PA, Redevelopment Authority (Victory Centre Project), “A”, 5.45%, 7/01/2035	705,000	704,069
West Shore, PA, Area Authority Rev. (Messiah Village Project) “A”, 5%, 7/01/2030	395,000	425,616

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
West Shore, PA, Area Authority Rev. (Messiah Village Project) “A”, 5%, 7/01/2035	$690,000	$723,286
Wilkes-Barre, PA, Finance Authority Rev. (Wilkes University), 5%, 3/01/2037	1,205,000	1,209,242
Wilkes-Barre, PA, Finance Authority Rev. (Wilkes University), 5%, 3/01/2037 (Prerefunded 3/01/2017)	1,795,000	1,801,175

		$227,742,656
Puerto Rico - 6.3%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5%, 7/01/2028	$810,000	$828,881
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5.125%, 7/01/2047	3,355,000	3,422,100
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “BB”, AMBAC, 5.25%, 7/01/2017	135,000	135,443
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “BB”, AMBAC, 5.25%, 7/01/2018	1,305,000	1,319,133
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.5%, 7/01/2029	80,000	89,240
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2032	1,080,000	1,170,569
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2033	2,800,000	3,028,228
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2036	2,960,000	3,169,627
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “D”, AGM, 5%, 7/01/2032	8,365,000	8,448,817
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “J”, NATL, 5%, 7/01/2029	630,000	630,416
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/2035	3,675,000	3,789,072
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AMBAC, 5.25%, 7/01/2038	23,025,000	23,744,762
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “M”, ASSD GTY, 5%, 7/01/2032	1,130,000	1,137,458
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AMBAC, 5.25%, 7/01/2030	4,645,000	4,789,413
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AMBAC, 5.25%, 7/01/2031	3,090,000	3,184,585
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2033	3,100,000	3,224,837
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, ASSD GTY, 5.25%, 7/01/2034	6,205,000	6,692,217

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, ASSD GTY, 5.25%, 7/01/2036	$7,560,000	$8,095,399
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Capital Appreciation, “A”, AMBAC, 0%, 7/01/2017	410,000	405,654
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Capital Appreciation, “A”, AMBAC, 0%, 7/01/2018	165,000	156,521
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Capital Appreciation, “N”, AMBAC, 0%, 7/01/2019	875,000	799,103
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Capital Appreciation, “N”, AMBAC, 0%, 7/01/2020	1,545,000	1,339,113
Commonwealth of Puerto Rico Infrastructure Financing Authority Rev., “C”, AMBAC, 5.5%, 7/01/2017	2,670,000	2,681,534
Commonwealth of Puerto Rico Infrastructure Financing Authority Rev., “C”, AMBAC, 5.5%, 7/01/2025	945,000	992,193
Commonwealth of Puerto Rico, “A”, NATL, 5.5%, 7/01/2020	2,320,000	2,456,625
Commonwealth of Puerto Rico, “A”, NATL, 5.5%, 7/01/2021	875,000	926,896
Commonwealth of Puerto Rico, “A”, AGM, 5.375%, 7/01/2025	750,000	777,510
Commonwealth of Puerto Rico, Public Improvement, “A”, AGM, 5.125%, 7/01/2030	7,405,000	7,415,959
Commonwealth of Puerto Rico, Public Improvement, “A”, AGM, 5%, 7/01/2035	6,790,000	6,895,856
Commonwealth of Puerto Rico, Public Improvement, “A-4”, AGM, 5.25%, 7/01/2030	1,345,000	1,374,025
Commonwealth of Puerto Rico, Public Improvement, “C”, AGM, 5.25%, 7/01/2027	465,000	465,870
Commonwealth of Puerto Rico, Public Improvement, “C-7”, NATL, 6%, 7/01/2027	3,540,000	3,657,174
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AMBAC, 5%, 7/01/2020	840,000	841,924
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AMBAC, 5%, 7/01/2031	11,405,000	11,427,810
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.625%, 7/01/2023	555,000	548,568
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.65%, 7/01/2024	2,345,000	2,314,937
Puerto Rico Electric Power Authority Rev., “LL”, NATL, 5.5%, 7/01/2017	145,000	147,140
Puerto Rico Electric Power Authority Rev., “MM”, NATL, 5%, 7/01/2020	65,000	67,814

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Electric Power Authority Rev., “NN”, NATL, 5.25%, 7/01/2022	$2,165,000	$2,284,768
Puerto Rico Electric Power Authority Rev., “NN”, NATL, 4.75%, 7/01/2033	380,000	380,137
Puerto Rico Electric Power Authority Rev., “PP”, NATL, 5%, 7/01/2024	240,000	240,319
Puerto Rico Electric Power Authority Rev., “RR”, ASSD GTY, 5%, 7/01/2028	185,000	187,146
Puerto Rico Electric Power Authority Rev., “SS”, NATL, 5%, 7/01/2019	3,825,000	3,869,370
Puerto Rico Electric Power Authority Rev., “SS”, ASSD GTY, 4.375%, 7/01/2030	280,000	279,286
Puerto Rico Electric Power Authority Rev., “TT”, NATL, 5%, 7/01/2026	65,000	65,377
Puerto Rico Electric Power Authority Rev., “UU”, NATL, 4.5%, 7/01/2018	155,000	159,329
Puerto Rico Electric Power Authority Rev., “UU”, NATL, 5%, 7/01/2019	885,000	916,524
Puerto Rico Electric Power Authority Rev., “UU”, AGM, 5%, 7/01/2022	490,000	494,376
Puerto Rico Electric Power Authority Rev., “UU”, ASSD GTY, 4.25%, 7/01/2027	1,705,000	1,711,581
Puerto Rico Electric Power Authority Rev., “V”, AGM, 5.25%, 7/01/2027	160,000	173,208
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2025	475,000	503,467
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2029	2,645,000	2,785,661
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2030	4,615,000	4,846,488
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2032	485,000	507,485
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (Cogeneration Facilities - AES Puerto Rico Project), 6.625%, 6/01/2026	4,530,000	4,298,381
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Educational Facilities Rev. (University Plaza Project), NATL, 5%, 7/01/2033	4,780,000	4,848,354
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2017	505,000	505,005

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2018	$320,000	$320,013
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 4%, 4/01/2020	165,000	159,605
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 3/01/2021	80,000	79,097
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2021	570,000	564,477
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 12/01/2021	570,000	569,977
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2022	645,000	634,306
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2027	1,340,000	1,239,004
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.5%, 12/01/2031	980,000	903,276
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/2032	1,330,000	1,176,279
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 3/01/2036	1,015,000	856,680
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	1,625,000	1,394,461

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (University of Sacred Heart), 4.375%, 10/01/2031	$525,000	$351,325
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (University of Sacred Heart), 5%, 10/01/2042	260,000	168,828
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2018	715,000	725,117
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2023	3,900,000	4,077,099
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2024	10,445,000	10,950,747
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2026	5,775,000	6,072,759
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2027	17,780,000	18,712,561
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2028	1,075,000	1,131,803
Puerto Rico Municipal Finance Agency, “A”, AGM, 5%, 8/01/2027	325,000	334,263
Puerto Rico Public Buildings Authority Government Facilities Rev., “M-3”, NATL, 6%, 7/01/2027	1,470,000	1,518,657
Puerto Rico Public Buildings Authority Government Facilities Rev., “M-3”, NATL, 6%, 7/01/2028	490,000	505,327
Puerto Rico Public Buildings Authority Government Facilities Rev., “N”, ASSD GTY, 5%, 7/01/2032	690,000	694,554
Puerto Rico Public Buildings Authority Rev., “M-2”, AMBAC, 5.5%, 7/01/2035 (Put Date 7/01/2017)	6,225,000	6,299,078
Puerto Rico Public Buildings Authority Rev., Guaranteed (Government Facilities), “I”, ASSD GTY, 5%, 7/01/2036	735,000	735,897
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5%, 8/01/2040	5,570,000	3,788,157
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2042	7,955,000	1,837,525
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2045	2,145,000	413,556
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2046	43,880,000	7,962,465
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, AMBAC, 0%, 8/01/2047	14,305,000	2,189,237
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, AMBAC, 0%, 8/01/2054	12,535,000	1,350,772
University of Puerto Rico Rev., “P”, NATL, 5%, 6/01/2025	595,000	595,571

		$229,961,158

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Rhode Island - 0.1%
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 3.625%, 12/01/2034	$3,620,000	$3,196,750

South Carolina - 0.5%
North Charleston, SC, Housing Authority Rev. (Horizon Village), “A”, GNMA, 5.15%, 2/20/2048	$1,380,000	$1,380,842
Richland County, SC, Environmental Improvement Rev. (International Paper), “A”, 3.875%, 4/01/2023	4,130,000	4,306,847
South Carolina Jobs & Economic Development Authority Hospital Rev. (Palmetto Health), 5.75%, 8/01/2039	940,000	989,059
South Carolina Jobs & Economic Development Authority Rev. (Woodlands at Furman), “A”, 6%, 11/15/2032	1,499,418	1,451,032
South Carolina Jobs & Economic Development Authority Rev. (Woodlands at Furman), “A”, 6%, 11/15/2047	1,724,709	1,604,307
South Carolina Jobs & Economic Development Authority Rev. (Woodlands at Furman), Capital Appreciation, “B”, 0%, 11/15/2047	472,389	56,965
South Carolina Jobs & Economic Development Authority Rev. (Woodlands at Furman), Capital Appreciation, “B”, 0%, 11/15/2047	497,804	60,030
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Lutheran Homes of South Carolina, Inc.), 5.125%, 5/01/2048	805,000	786,662
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Wesley Commons), 5%, 10/01/2036	5,735,000	5,681,492
South Carolina Ports Authority, 5.25%, 7/01/2050	1,485,000	1,607,676
South Carolina Public Service Authority Rev., “A”, 5%, 12/01/2049	1,750,000	1,905,033

		$19,829,945
South Dakota - 0.0%
South Dakota Health & Educational Facilities Authority Rev. (Sanford Obligated Group), “B”, 5%, 11/01/2034	$1,520,000	$1,657,347

Tennessee - 1.1%
Blount County, TN, Health & Educational Facilities Board Rev. (Asbury, Inc.), “A”, 5%, 1/01/2037	$750,000	$756,390
Blount County, TN, Health & Educational Facilities Board Rev. (Asbury, Inc.), “A”, 5%, 1/01/2047	1,575,000	1,570,086
Chattanooga, TN, Health Educational & Housing Facility Board Rev. (Catholic Health Initiatives), “A”, 5.25%, 1/01/2045	2,270,000	2,362,276
Claiborne County, TN, Industrial Development Board Rev. (Lincoln Memorial University Project), 6.125%, 10/01/2040	5,000,000	5,266,250

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Tennessee - continued
Hardeman County, TN, Correctional Facilities Rev., 7.75%, 8/01/2017	$790,000	$787,709
Johnson City, TN, Health & Educational Facilities Board Rev. (Appalachian Christian Village Project), “A”, 5%, 2/15/2043	3,000,000	3,037,350
Johnson City, TN, Health & Educational Facilities Board, Hospital Rev. (Mountain States Health Alliance), 6%, 7/01/2038	1,700,000	1,852,269
Knox County, TN, Health, Educational & Housing Facility Board Knox Rev. (University Health System, Inc.), 5%, 4/01/2030	680,000	753,297
Knox County, TN, Health, Educational & Housing Facility Board Knox Rev. (University Health System, Inc.), 5%, 4/01/2031	800,000	880,896
Knox County, TN, Health, Educational & Housing Facility Board Knox Rev. (University Health System, Inc.), 5%, 4/01/2036	500,000	536,600
Metropolitan Government of Nashville, TN, Airport Authority Improvement Rev., “B”, 5%, 7/01/2040	3,000,000	3,254,910
Shelby County, TN, Health, Educational & Housing Facility Board Residential Care Facility Mortgage Rev. (Village at Germantown), 5%, 12/01/2034	500,000	472,865
Shelby County, TN, Health, Educational & Housing Facility Board Residential Care Facility Mortgage Rev. (Village at Germantown), 5.25%, 12/01/2044	1,000,000	950,860
Shelby County, TN, Health, Educational & Housing Facility Board Residential Care Facility Mortgage Rev. (Village at Germantown), 5.25%, 12/01/2049	2,265,000	2,139,995
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2019	7,055,000	7,631,252
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2022	2,105,000	2,397,806
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2024	3,625,000	4,166,503

		$38,817,314
Texas - 8.4%
Arlington, TX, Higher Education Finance Corp. Education Rev. (Newman International Academy), “A”, 5.375%, 8/15/2036	$820,000	$768,184
Arlington, TX, Higher Education Finance Corp. Education Rev. (Newman International Academy), “A”, 5.5%, 8/15/2046	3,680,000	3,361,165
Arlington, TX, Higher Education Finance Corp. Education Rev. (Wayside Schools), “A”, 4.375%, 8/15/2036	555,000	503,984
Arlington, TX, Higher Education Finance Corp. Education Rev. (Wayside Schools), “A”, 4.625%, 8/15/2046	1,040,000	938,642
Austin, TX, (Travis, Williamson and Hays Counties) Airport System Rev., “B”, 5%, 11/15/2041	930,000	1,022,842
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5.25%, 1/01/2020	830,000	831,428

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5.25%, 1/01/2024	$4,640,000	$4,645,058
Bell County, TX, Health Facility Development Corp. (Advanced Living Technologies, Inc.), 8%, 12/15/2036 (a)(d)	4,650,000	47
Brazos River, TX, Brazoria County Environmental Rev. (Dow Chemical, Co.), “A-3”, 5.125%, 5/15/2033	4,685,000	4,809,153
Brazos River, TX, Harbor Navigation District (Dow Chemical Co.), “A”, 5.95%, 5/15/2033	8,455,000	8,972,023
Brazos River, TX, Harbor Navigation District (Dow Chemical Co.), “B-2”, 4.95%, 5/15/2033	1,625,000	1,667,445
Cass County, TX, Industrial Development Corp. (International Paper Co.), “A”, 4.625%, 3/01/2027	3,750,000	3,751,238
Central Texas Regional Mobility Authority Senior Lien Rev., “A”, 5%, 1/01/2045	1,315,000	1,409,115
Clifton, TX, Higher Education Finance Corp. Rev. (Idea Public Schools), 6%, 8/15/2033	845,000	958,526
Clifton, TX, Higher Education Finance Corp. Rev. (Idea Public Schools), 5.75%, 8/15/2041	695,000	745,012
Clifton, TX, Higher Education Finance Corp. Rev. (Idea Public Schools), 6%, 8/15/2043	1,850,000	2,092,794
Clifton, TX, Higher Education Finance Corp. Rev. (Uplift Education), “A”, 3.375%, 12/01/2024	470,000	464,722
Clifton, TX, Higher Education Finance Corp. Rev. (Uplift Education), “A”, 6.125%, 12/01/2040	4,940,000	5,430,888
Clifton, TX, Higher Education Finance Corp. Rev. (Uplift Education), “A”, 6.25%, 12/01/2045	1,670,000	1,839,622
Dallas and Fort Worth, TX, International Airport Rev., “A”, 5%, 11/01/2038	4,430,000	4,696,597
Dallas and Fort Worth, TX, International Airport Rev., “B”, 5%, 11/01/2044	4,370,000	4,808,835
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/2045	9,175,000	9,956,985
Deaf Smith County, TX, Hospital District, “A”, 6.5%, 3/01/2040	3,800,000	4,107,230
Decatur Hospital Authority Rev. (Wise Regional Health System), “A”, 5.25%, 9/01/2044	1,860,000	1,931,164
Gregg County, TX, Health Facilities Development Corp. Hospital Rev., (Good Shepherd Obligated Group), “A”, FRN, 4.44%, 10/01/2029 (Put Date 3/01/2017)	5,125,000	5,115,365
Gulf Coast, TX, Industrial Development Authority Rev. (CITGO Petroleum Corp.), 4.875%, 5/01/2025	2,345,000	2,387,468
Gulf Coast, TX, Industrial Development Authority Rev. (Microgy Holdings Project), 7%, 12/01/2036 (a)(d)	746,831	3,734
Harris County, TX, 5.625%, 5/01/2020	671,550	672,658

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Harris County, TX, Cultural Education Facilities Finance Corp. Rev. (Brazos Presbyterian Homes Inc. Project), 7%, 1/01/2043 (Prerefunded 1/01/2023)	$2,265,000	$2,845,973
Harris County, TX, Cultural Education Facilities Finance Corp., Medical Facilities Rev. (Baylor College of Medicine), “D”, 5.625%, 11/15/2032 (Prerefunded 11/15/2018)	4,535,000	4,894,898
Harris County, TX, Health Facilities Development Corp., Hospital Rev. (Memorial Hermann Healthcare Systems), “B”, 7.25%, 12/01/2035 (Prerefunded 12/01/2018)	2,400,000	2,662,224
Harris County-Houston, TX, Sports Authority Rev., “C”, 5%, 11/15/2031	1,425,000	1,575,694
Harris County-Houston, TX, Sports Authority Rev., “C”, 5%, 11/15/2032	185,000	203,766
Harris County-Houston, TX, Sports Authority Rev., “C”, 5%, 11/15/2033	450,000	494,037
Harris County-Houston, TX, Sports Authority Rev., Capital Appreciation, “A”, 0%, 11/15/2034	4,580,000	2,113,075
Harris County-Houston, TX, Sports Authority Rev., Capital Appreciation, “A”, 0%, 11/15/2038	40,280,000	14,503,620
Harris County-Houston, TX, Sports Authority Rev., Capital Appreciation, “A”, AGM, 0%, 11/15/2041	745,000	246,960
Harris County-Houston, TX, Sports Authority Rev., Capital Appreciation, “A”, AGM, 0%, 11/15/2046	1,865,000	477,515
Houston, TX, Airport System Rev., “B”, 5%, 7/01/2026	1,335,000	1,496,295
Houston, TX, Airport System Rev., Special Facilities Rev. (Continental Airlines, Inc.), 6.625%, 7/15/2038	7,680,000	8,465,510
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), 4.5%, 7/01/2020	3,075,000	3,149,231
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), 4.75%, 7/01/2024	9,305,000	9,839,944
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), 5%, 7/01/2029	9,905,000	10,386,482
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal Improvement Projects), “B-1”, 5%, 7/15/2030	6,515,000	6,816,514
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal Improvement Projects), “B-2”, 5%, 7/15/2020	7,970,000	8,325,462
Houston, TX, Industrial Development Corp. (United Parcel Service, Inc.), 6%, 3/01/2023	145,000	145,083
La Vernia, TX, Higher Education Finance Corp. Rev. (KIPP, Inc.), “A”, 6.25%, 8/15/2039 (Prerefunded 8/15/2019)	1,670,000	1,875,009

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
La Vernia, TX, Higher Education Finance Corp. Rev. (Lifeschool of Dallas), “A”, 7.5%, 8/15/2041 (Prerefunded 8/15/2019)	$4,385,000	$5,052,572
Lufkin, TX, Health Facilities Development Corp. Rev. (Memorial Health System), 6.25%, 2/15/2037 (Prerefunded 2/15/2019)	4,340,000	4,781,725
Matagorda County, TX, Pollution Control Rev. (Central Power & Light Co.), “A”, 6.3%, 11/01/2029	2,680,000	2,933,823
Mesquite, TX, Health Facilities Development Corp., Retirement Facility Rev. (Christian Care Centers, Inc.), 5%, 2/15/2024	300,000	324,045
Mesquite, TX, Health Facilities Development Corp., Retirement Facility Rev. (Christian Care Centers, Inc.), 5%, 2/15/2030	905,000	940,838
Mesquite, TX, Health Facilities Development Corp., Retirement Facility Rev. (Christian Care Centers, Inc.), 5.125%, 2/15/2030	750,000	788,970
Mesquite, TX, Health Facilities Development Corp., Retirement Facility Rev. (Christian Care Centers, Inc.), 5%, 2/15/2036	500,000	508,290
Mesquite, TX, Health Facilities Development Corp., Retirement Facility Rev. (Christian Care Centers, Inc.), 5.125%, 2/15/2042	1,750,000	1,779,418
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Wesleyan Homes, Inc. Project), 5.5%, 1/01/2035	1,325,000	1,350,467
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Wesleyan Homes, Inc. Project), 5.5%, 1/01/2043	1,420,000	1,439,937
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Carillon Lifecare Community Project), 5%, 7/01/2036	1,035,000	1,031,139
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Carillon Lifecare Community Project), 5%, 7/01/2046	1,655,000	1,593,517
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (MRC Senior Living - The Langford Project), “A”, 5%, 11/15/2026	295,000	287,955
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (MRC Senior Living - The Langford Project), “A”, 5.375%, 11/15/2036	420,000	389,101
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (MRC Senior Living - The Langford Project), “A”, 5.5%, 11/15/2046	835,000	761,712
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (MRC Senior Living - The Langford Project), “A”, 5.5%, 11/15/2052	960,000	858,058
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (MRC Senior Living- The Langford Project), “B-1”, 3.25%, 11/15/2022	1,140,000	1,106,438

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (MRC Senior Living - The Langford Project), “B-2”, 3%, 11/15/2021	$650,000	$629,759
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Wesleyan Homes, Inc. Project), 5.5%, 1/01/2049	1,470,000	1,483,539
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Westminster Project), 5%, 11/01/2031	550,000	581,713
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Westminster Project), 4%, 11/01/2036	810,000	732,661
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), “A-1”, 4%, 7/01/2036	1,170,000	1,149,794
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), “A-1”, 5%, 7/01/2046	2,330,000	2,484,875
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), “A-1”, 5%, 7/01/2051	2,330,000	2,475,066
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), “A-1”, 5%, 7/01/2031	230,000	253,584
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), “B”, 4%, 7/01/2031	525,000	521,005
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), “B”, 4.25%, 7/01/2036	790,000	774,611
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), “B”, 5%, 7/01/2046	2,105,000	2,181,706
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), “B”, 4.75%, 7/01/2051	1,845,000	1,871,347
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (MRC Crestview Project), 5%, 11/15/2031	610,000	608,060
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (MRC Crestview Project), 5%, 11/15/2036	400,000	390,156
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (CHF - Collegiate Housing Stephenville III, L.L.C. - Tarleton State University Project), 5%, 4/01/2030	310,000	328,516
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (CHF - Collegiate Housing Stephenville III, L.L.C. - Tarleton State University Project), 5%, 4/01/2035	310,000	322,843

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (CHF - Collegiate Housing Stephenville III, L.L.C. - Tarleton State University Project), 5%, 4/01/2047	$770,000	$791,783
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (Collegiate Housing Corpus Christi II LLC - Texas A&M University - Corpus Christi Project), 5%, 4/01/2031	330,000	351,189
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (Collegiate Housing Corpus Christi II LLC - Texas A&M University - Corpus Christi Project), 5%, 4/01/2036	360,000	375,851
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (Texas A&M University Project), “A”, AGM, 5%, 4/01/2046	1,295,000	1,379,913
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (Texas A&M University Project), “A”, 5%, 4/01/2044	5,000,000	5,148,300
Newark, TX, Higher Education Finance Corp. Authority Rev. (A+ Charter Schools, Inc.), “A”, 5.5%, 8/15/2035	1,530,000	1,536,166
Newark, TX, Higher Education Finance Corp. Authority Rev. (A+ Charter Schools, Inc.), “A”, 5.75%, 8/15/2045	1,025,000	1,036,685
North Texas Tollway Authority Rev., 6%, 1/01/2043	1,280,000	1,454,848
Red River, TX, Education Finance Corp., Higher Education Rev. (Houston Baptist University Project), 5.5%, 10/01/2046	3,600,000	3,870,684
Red River, TX, Health Facilities Development Corp., Retirement Facilities Rev. (MRC The Crossings Project), “A”, 7.5%, 11/15/2034	1,075,000	1,203,172
Red River, TX, Health Facilities Development Corp., Retirement Facilities Rev. (MRC The Crossings Project), “A”, 7.75%, 11/15/2044	1,970,000	2,215,777
Red River, TX, Health Facilities Development Corp., Retirement Facilities Rev. (MRC The Crossings Project), “A”, 8%, 11/15/2049	1,680,000	1,912,277
SA Energy Acquisition Public Facility Corp. (Tex Gas Supply), 5.5%, 8/01/2027	4,000,000	4,763,840
San Juan, TX, Higher Education Finance Authority Education Rev. (Idea Public Schools), “A”, 6.7%, 8/15/2040 (Prerefunded 8/15/2020)	2,955,000	3,484,300
San Leanna, TX, Educational Facilities Corp., Higher Education Rev. (St. Edwards University), 5.125%, 6/01/2036 (Prerefunded 6/01/2017)	1,055,000	1,070,002
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Northwest Senior Housing Corporation Edgemere Project), “B”, 5%, 11/15/2036	3,840,000	3,894,259
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Air Force Village Foundation, Inc.), ETM, 5.75%, 11/15/2019	475,000	508,592

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Air Force Village Obligated Group Project), 5.125%, 5/15/2027 (Prerefunded 5/15/2017)	$895,000	$906,044
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Air Force Village Obligated Group Project), 6.125%, 11/15/2029 (Prerefunded 11/15/2019)	520,000	586,617
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Air Force Village Obligated Group Project), 5.125%, 5/15/2037 (Prerefunded 5/15/2017)	835,000	845,304
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Air Force Village Obligated Group Project), 6.375%, 11/15/2044 (Prerefunded 11/15/2019)	8,515,000	9,663,844
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2035	2,470,000	2,600,836
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2040	3,310,000	3,465,537
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Buckingham Senior Living Community, Inc. Project), 3.875%, 11/15/2020	2,785,000	2,785,251
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Buckingham Senior Living Community, Inc. Project), 5.625%, 11/15/2041	2,750,000	2,822,958
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Buckingham Senior Living Community, Inc. Project), “A”, 5.25%, 11/15/2035	845,000	859,213
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Buckingham Senior Living Community, Inc. Project), “A”, 5.5%, 11/15/2045	3,750,000	3,854,888
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Buckner Retirement Services, Inc. Project), “B”, 5%, 11/15/2040	5,250,000	5,422,568
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Buckner Retirement Services, Inc. Project), “B”, 5%, 11/15/2046	7,180,000	7,381,040
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Northwest Senior Housing Corporation Edgemere Project), “A”, 5%, 11/15/2030	2,000,000	2,094,360
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Northwest Senior Housing Corporation Edgemere Project), “A”, 5%, 11/15/2035	2,350,000	2,395,026

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Northwest Senior Housing Corporation Edgemere Project), “B”, 5%, 11/15/2030	$2,055,000	$2,151,955
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Stayton at Museum Way), 8%, 11/15/2028	1,000,000	1,051,830
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Stayton at Museum Way), 8.25%, 11/15/2044	7,500,000	7,877,325
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Trinity Terrace Project), “A-1”, 5%, 10/01/2044	660,000	672,580
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/2038	1,375,000	1,560,873
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/2043	1,105,000	1,269,656
Texas Transportation Commission, Central Texas Turnpike System Rev., Capital Appreciation, “B”, 0%, 8/15/2036	4,605,000	2,055,672
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7%, 11/01/2030 (Prerefunded 11/01/2020)	3,165,000	3,736,757
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7.125%, 11/01/2040 (Prerefunded 11/01/2020)	3,560,000	4,219,098
Travis County, TX, Health Facilities Development Corp. Rev., Unrefunded Balance, (Westminster Manor Health), 7%, 11/01/2030	775,000	875,990

		$307,279,316
Utah - 0.6%
Utah Charter School Finance Authority, Charter School Rev. (Early Light Academy Project), 8.25%, 7/15/2035	$3,670,000	$3,956,517
Utah Charter School Finance Authority, Charter School Rev. (Hawthorn Academy Project), 8.25%, 7/15/2035 (Prerefunded 7/15/2018)	3,955,000	4,376,405
Utah Charter School Finance Authority, Charter School Rev. (Reagan Academy Project), 5%, 2/15/2046	1,285,000	1,243,058
Utah Charter School Finance Authority, Charter School Rev. (Reagan Academy Project), 5%, 2/15/2036	715,000	707,199
Utah Charter School Finance Authority, Charter School Rev. (Reagan Academy Project), “A”, 3.5%, 2/15/2026	595,000	555,831

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Utah - continued
Utah Charter School Finance Authority, Charter School Rev. (Spectrum Academy), 5%, 4/15/2030	$745,000	$747,131
Utah Charter School Finance Authority, Charter School Rev. (Spectrum Academy), 6%, 4/15/2045	1,765,000	1,820,209
Utah County, UT, Charter School Rev. (Renaissance Academy), “A”, 5.625%, 7/15/2037	2,405,000	2,404,904
Utah County, UT, Charter School Rev. (Ronald Wilson Reagan Academy), “A”, 6%, 2/15/2038 (Prerefunded 2/15/2018)	6,070,000	6,380,784

		$22,192,038
Vermont - 0.3%
Burlington, VT, Airport Rev., “A”, 5%, 7/01/2022	$3,785,000	$4,147,376
Burlington, VT, Airport Rev., “A”, AGM, 5%, 7/01/2024	110,000	125,313
Burlington, VT, Airport Rev., “A”, 4%, 7/01/2028	4,645,000	4,726,427
Burlington, VT, Airport Rev., “A”, AGM, 5%, 7/01/2030	190,000	209,711
Vermont Economic Development Authority, Solid Waste Disposal Rev. (Casella Waste Systems, Inc.), 4.75%, 4/01/2036 (Put Date 4/02/2018)	3,275,000	3,275,033

		$12,483,860
Virginia - 0.9%
Embrey Mill Community Development Authority, VA, Special Assessment Rev., 7.25%, 3/01/2043	$4,775,000	$5,133,937
James City County, VA, Economic Development Authority, Residential Care Facilities Rev. (Virginia United Methodist Homes of Williamsburg), “A”, 2%, 10/01/2048	981,912	46,150
Norfolk, VA, Redevelopment & Housing Authority Rev. (Fort Norfolk Retirement Community), 5%, 1/01/2046	995,000	955,309
Norfolk, VA, Redevelopment & Housing Authority Rev. (Fort Norfolk Retirement Community), 5.375%, 1/01/2046	2,390,000	2,408,260
Prince William County, VA, Cherry Hill Community Development Authority Rev. (Potomac Shores Project), 5.4%, 3/01/2045	1,780,000	1,818,234
Virginia College Building Authority, Educational Facilities Rev. (Marymount University), “B”, 5.25%, 7/01/2030	2,810,000	2,954,181
Virginia College Building Authority, Educational Facilities Rev. (Marymount University), “B”, 5.25%, 7/01/2035	2,590,000	2,677,050
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/2037	4,975,000	5,573,244
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/2042	9,705,000	10,369,793
West Point, VA, Industrial Development Authority, Solid Waste Disposal Rev. (Chesapeake Corp.), “A”, 6.375%, 3/01/2019 (a)(d)	769,496	539

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Virginia - continued
West Point, VA, Industrial Development Authority, Solid Waste Disposal Rev. (Chesapeake Corp.), “B”, 6.25%, 3/01/2019 (a)(d)	$6,569,571	$4,599

		$31,941,296
Washington - 1.5%
Port Seattle, WA, Industrial Development Corp., Special Facilities Rev. (Delta Airlines, Inc.), 5%, 4/01/2030	$4,000,000	$4,138,000
Skagit County, WA, Public Hospital District No. 001 Rev. (Skagit Valley Hospital), 5.75%, 12/01/2032 (Prerefunded 12/01/2017)	2,205,000	2,293,398
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 7/01/2029 (Prerefunded 7/01/2019)	1,550,000	1,747,145
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 7/01/2039 (Prerefunded 7/01/2019)	3,665,000	4,151,895
Washington Health Care Facilities Authority Rev. (Highline Medical Center), FHA, 6.25%, 8/01/2036 (Prerefunded 8/01/2018)	5,670,000	6,098,198
Washington Health Care Facilities Authority Rev. (Virginia Mason Medical Center), “A”, 6.25%, 8/15/2042	5,075,000	5,180,560
Washington Health Care Facilities Authority Rev. (Virginia Mason Medical Center), “B”, ACA, 5.75%, 8/15/2037	1,000,000	1,017,930
Washington Higher Education Facilities Authority Rev. (Whitworth University), 5.875%, 10/01/2034 (Prerefunded 10/01/2019)	2,435,000	2,725,642
Washington Housing Finance Commission Nonprofit Housing Rev. (Presbyterian Retirement Communities Northwest Projects), “A”, 5%, 1/01/2036	2,460,000	2,467,528
Washington Housing Finance Commission Nonprofit Housing Rev. (Presbyterian Retirement Communities Northwest Projects), “A”, 5%, 1/01/2046	2,675,000	2,634,661
Washington Housing Finance Commission Nonprofit Housing Rev. (Presbyterian Retirement Communities Northwest Projects), “A”, 5%, 1/01/2051	2,970,000	2,861,922
Washington Housing Finance Commission Nonprofit Housing Rev. (Wesley Homes at Lea Hill Project), 5%, 7/01/2036	1,000,000	977,480
Washington Housing Finance Commission Nonprofit Housing Rev. (Wesley Homes at Lea Hill Project), 5%, 7/01/2041	2,000,000	1,895,980
Washington Housing Finance Commission Nonprofit Housing Rev. (Wesley Homes at Lea Hill Project), 5%, 7/01/2046	2,385,000	2,233,409
Washington Housing Finance Commission Nonprofit Housing Rev. (Wesley Homes at Lea Hill Project), 5%, 7/01/2051	3,635,000	3,363,320
Washington Housing Finance Community Nonprofit Housing Rev. (Heron’s Key Senior Living), “A”, 7%, 7/01/2045	1,570,000	1,559,151
Washington Housing Finance Community Nonprofit Housing Rev. (Heron’s Key Senior Living), “A”, 7%, 7/01/2050	1,480,000	1,459,561

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Washington - continued
Washington Housing Finance Community Nonprofit Housing Rev. (Heron’s Key Senior Living), “B-1”, 5.5%, 1/01/2024	$1,095,000	$1,091,332
Washington Housing Finance Community Nonprofit Housing Rev. (Heron’s Key Senior Living), “B-2”, 4.875%, 1/01/2022	2,100,000	2,089,941
Washington Housing Finance Community Nonprofit Housing Rev. (Heron’s Key Senior Living), “B-3”, 4.375%, 1/01/2021	3,490,000	3,488,639

		$53,475,692
West Virginia - 0.3%
Monongalia County, WV, Building Commission Improvement Rev. (Monongalia Health System Obligated Group), 5%, 7/01/2028	$1,285,000	$1,439,354
Monongalia County, WV, Building Commission Improvement Rev. (Monongalia Health System Obligated Group), 5%, 7/01/2029	515,000	572,474
Monongalia County, WV, Building Commission Improvement Rev. (Monongalia Health System Obligated Group), 5%, 7/01/2030	1,005,000	1,107,892
Ohio County, WV, Commission Tax Increment Rev. (Fort Henry Centre), 4.75%, 6/01/2031	1,000,000	1,042,970
Ohio County, WV, Commission Tax Increment Rev. (Fort Henry Centre), “A”, 5.85%, 6/01/2034 (Prerefunded 6/01/2017)	865,000	879,532
West Virginia Hospital Finance Authority Hospital Rev. (Charleston Area Medical Center), “A”, 5%, 9/01/2027	2,100,000	2,336,733
West Virginia Hospital Finance Authority Hospital Rev. (Charleston Area Medical Center), “A”, 5%, 9/01/2028	1,000,000	1,106,830
West Virginia Hospital Finance Authority Hospital Rev. (Thomas Health System), 6.5%, 10/01/2038	3,450,000	3,533,697

		$12,019,482
Wisconsin - 2.4%
Wisconsin Health & Educational Facilities Authority Rev. (American Eagle Nursing Home), 7.15%, 6/01/2028	$3,015,000	$3,121,490
Wisconsin Health & Educational Facilities Authority Rev. (Beloit College), 5%, 7/01/2039	1,550,000	1,627,113
Wisconsin Health & Educational Facilities Authority Rev. (Beloit College), 5%, 7/01/2036	625,000	658,563
Wisconsin Health & Educational Facilities Authority Rev. (Beloit College), “A”, 6.125%, 6/01/2035 (Prerefunded 6/01/2020)	710,000	816,940
Wisconsin Health & Educational Facilities Authority Rev. (Beloit College), “A”, 6.125%, 6/01/2039 (Prerefunded 6/01/2020)	1,435,000	1,651,140
Wisconsin Health & Educational Facilities Authority Rev. (Meritor Hospital), “A”, 5.5%, 5/01/2031 (Prerefunded 5/01/2021)	1,855,000	2,148,034
Wisconsin Health & Educational Facilities Authority Rev. (Meritor Hospital), “A”, 6%, 5/01/2041 (Prerefunded 5/01/2021)	1,405,000	1,655,666
Wisconsin Health & Educational Facilities Authority Rev. (Sauk-Prairie Memorial Hospital), 5.25%, 2/01/2043	4,870,000	4,886,168

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Wisconsin - continued
Wisconsin Health & Educational Facilities Authority Rev. (Sauk-Prairie Memorial Hospital), “A”, 5.125%, 2/01/2038	$5,110,000	$5,226,406
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.25%, 9/15/2029 (Prerefunded 9/15/2019)	485,000	557,939
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.625%, 9/15/2039 (Prerefunded 9/15/2019)	1,960,000	2,273,620
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “B”, 5%, 9/15/2037	290,000	300,614
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “B”, 5%, 9/15/2045	435,000	448,946
Wisconsin Public Finance Authority Education Rev. (North Carolina Charter), “A”, 5%, 6/15/2036	5,065,000	4,624,294
Wisconsin Public Finance Authority Education Rev. (North Carolina Charter), “A”, 5%, 6/15/2046	3,870,000	3,386,405
Wisconsin Public Finance Authority Education Rev. (Pine Lake Preparatory), 4.95%, 3/01/2030	1,025,000	1,031,068
Wisconsin Public Finance Authority Education Rev. (Pine Lake Preparatory), 5.25%, 3/01/2035	1,005,000	1,011,533
Wisconsin Public Finance Authority Education Rev. (Pine Lake Preparatory), 5.5%, 3/01/2045	2,770,000	2,807,727
Wisconsin Public Finance Authority Healthcare Facility (Church Home of Hartford, Inc. Project), “A” , 4%, 9/01/2020	605,000	623,108
Wisconsin Public Finance Authority Healthcare Facility (Church Home of Hartford, Inc. Project), “A” , 5%, 9/01/2025	520,000	550,472
Wisconsin Public Finance Authority Healthcare Facility (Church Home of Hartford, Inc. Project), “A” , 5%, 9/01/2030	895,000	917,089
Wisconsin Public Finance Authority Healthcare Facility (Church Home of Hartford, Inc. Project), “A”, 5%, 9/01/2038	1,185,000	1,191,636
Wisconsin Public Finance Authority Rev. (Celanese Corp.), “B”, 5%, 12/01/2025	3,055,000	3,290,663
Wisconsin Public Finance Authority Rev. (Roseman University of Health Sciences Project), 5.75%, 4/01/2035	2,805,000	2,871,338
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), “A”, 5.125%, 11/15/2029	1,905,000	1,951,387
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), “A”, 5.5%, 11/15/2034	1,730,000	1,795,273
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), “A”, 5.75%, 11/15/2044	1,685,000	1,762,240
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), “A”, 6%, 11/15/2049	3,465,000	3,676,954
Wisconsin Public Finance Authority Student Housing Rev., (Western Carolina University Project), 5.25%, 7/01/2047	2,480,000	2,598,395

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Wisconsin - continued
Wisconsin Public Finance Authority, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), “B”, 5%, 7/01/2022	$1,235,000	$1,317,177
Wisconsin Public Finance Authority, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), “B”, 5.25%, 7/01/2028	3,815,000	4,080,486
Wisconsin Public Finance Authority, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), “B”, 5%, 7/01/2042	17,610,000	17,871,156
Wisconsin Public Finance Authority, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), “C”, 5%, 7/01/2042	2,870,000	2,971,397

		$85,702,437
Total Municipal Bonds (Identified Cost, $3,535,980,426)		$3,626,414,729

Money Market Funds - 0.5%
MFS Institutional Money Market Portfolio, 0.62% (v) (Identified Cost, $17,575,369)	17,575,369	$17,575,369
Total Investments (Identified Cost, $3,553,555,795)		$3,643,990,098

Other Assets, Less Liabilities - (0.1)%		(2,723,860)
Net Assets - 100.0%		$3,641,266,238

(a)	Non-income producing security.
(d)	In default.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $30,037,957 representing 0.8% of net assets.
(q)	Interest received was less than stated coupon rate.
(u)	Underlying security deposited into special purpose trust (“the trust”) upon creation of self-deposited inverse floaters.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

COP	Certificate of Participation
ETM	Escrowed to Maturity
FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.
LOC	Letter of Credit

Portfolio of Investments – continued

Insurers
ACA	ACA Financial Guaranty Corp.
AGM	Assured Guaranty Municipal
AMBAC	AMBAC Indemnity Corp.
ASSD GTY	Assured Guaranty Insurance Co.
BAM	Build America Mutual
CALHF	California Health Facility Construction Loan Insurance Program
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corp.
GNMA	Government National Mortgage Assn.
NATL	National Public Finance Guarantee Corp.
SYNCORA	Syncora Guarantee Inc.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 1/31/17

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $3,535,980,426)	$3,626,414,729
Underlying affiliated funds, at value (identified cost, $17,575,369)	17,575,369
Total investments, at value (identified cost, $3,553,555,795)	$3,643,990,098
Receivables for
Investments sold	8,862,749
Fund shares sold	25,494,377
Interest	39,878,041
Receivable from investment adviser	152,048
Other assets	18,832
Total assets	$3,718,396,145
Liabilities
Payables for
Distributions	$1,944,417
Investments purchased	31,886,414
Interest expense and fees	30,087
Fund shares reacquired	27,140,569
Payable to the holders of the floating rate certificates from trust assets	14,766,216
Payable to affiliates
Shareholder servicing costs	997,266
Distribution and service fees	17,265
Payable for independent Trustees’ compensation	7,583
Accrued expenses and other liabilities	340,090
Total liabilities	$77,129,907
Net assets	$3,641,266,238
Net assets consist of
Paid-in capital	$3,633,268,941
Unrealized appreciation (depreciation) on investments	90,434,303
Accumulated net realized gain (loss) on investments	(90,445,055)
Undistributed net investment income	8,008,049
Net assets	$3,641,266,238
Shares of beneficial interest outstanding	454,009,792

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,781,515,325	222,078,741	$8.02
Class B	26,528,132	3,303,800	8.03
Class C	285,223,783	35,521,242	8.03
Class I	1,547,998,998	193,106,009	8.02

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $8.38 [100 / 95.75 x $8.02]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Class I.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 1/31/17

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$193,870,321
Dividends from underlying affiliated funds	237,168
Other	3,885
Total investment income	$194,111,374
Expenses
Management fee	$21,073,016
Distribution and service fees	3,221,730
Shareholder servicing costs	3,898,201
Administrative services fee	603,827
Independent Trustees’ compensation	57,720
Custodian fee	256,062
Reimbursement of custodian expenses	(14,888)
Shareholder communications	250,982
Audit and tax fees	64,173
Legal fees	49,204
Interest expense and fees	417,532
Miscellaneous	395,509
Total expenses	$30,273,068
Fees paid indirectly	(91)
Reduction of expenses by investment adviser	(1,957,235)
Net expenses	$28,315,742
Net investment income	$165,795,632
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$7,624,292
Underlying affiliated funds	(3,730)
Net realized gain (loss) on investments	$7,620,562
Change in unrealized appreciation (depreciation) on investments	$(131,082,621)
Net realized and unrealized gain (loss) on investments	$(123,462,059)
Change in net assets from operations	$42,333,573

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 1/31
	2017	2016
Change in net assets
From operations
Net investment income	$165,795,632	$142,831,995
Net realized gain (loss) on investments	7,620,562	(3,574,197)
Net unrealized gain (loss) on investments	(131,082,621)	(11,495,910)
Change in net assets from operations	$42,333,573	$127,761,888
Distributions declared to shareholders
From net investment income	$(157,382,960)	$(134,145,179)
Change in net assets from fund share transactions	$159,756,388	$698,955,690
Total change in net assets	$44,707,001	$692,572,399
Net assets
At beginning of period	3,596,559,237	2,903,986,838
At end of period (including undistributed net investment income of $8,008,049 and $8,520,947, respectively)	$3,641,266,238	$3,596,559,237

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 1/31
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$8.25		$8.29	$7.61	$8.34	$7.89
Income (loss) from investment operations
Net investment income (d)	$0.37	(c)	$0.37	$0.39	$0.40	$0.39
Net realized and unrealized gain (loss) on investments	(0.25)		(0.06)	0.65	(0.74)	0.44
Total from investment operations	$0.12		$0.31	$1.04	$(0.34)	$0.83
Less distributions declared to shareholders
From net investment income	$(0.35)		$(0.35)	$(0.36)	$(0.39)	$(0.38)
Net asset value, end of period (x)	$8.02		$8.25	$8.29	$7.61	$8.34
Total return (%) (r)(s)(t)(x)	1.38	(c)	3.86	14.01	(4.05)	10.72
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.71	(c)	0.70	0.71	0.72	0.72
Expenses after expense reductions (f)	0.66	(c)	0.66	0.68	0.69	0.70
Net investment income	4.41	(c)	4.54	4.85	5.03	4.83
Portfolio turnover	23		17	12	18	18
Net assets at end of period (000 omitted)	$1,781,515		$1,974,564	$1,583,324	$1,445,607	$2,161,677
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.65	(c)	0.65	0.67	0.67	0.67

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 1/31
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$8.26		$8.30	$7.61	$8.35	$7.90
Income (loss) from investment operations
Net investment income (d)	$0.30	(c)	$0.31	$0.33	$0.33	$0.33
Net realized and unrealized gain (loss) on investments	(0.25)		(0.06)	0.66	(0.74)	0.43
Total from investment operations	$0.05		$0.25	$0.99	$(0.41)	$0.76
Less distributions declared to shareholders
From net investment income	$(0.28)		$(0.29)	$(0.30)	$(0.33)	$(0.31)
Net asset value, end of period (x)	$8.03		$8.26	$8.30	$7.61	$8.35
Total return (%) (r)(s)(t)(x)	0.59	(c)	3.06	13.27	(4.92)	9.82
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.71	(c)	1.70	1.71	1.72	1.71
Expenses after expense reductions (f)	1.44	(c)	1.44	1.45	1.48	1.51
Net investment income	3.62	(c)	3.78	4.08	4.25	4.02
Portfolio turnover	23		17	12	18	18
Net assets at end of period (000 omitted)	$26,528		$30,537	$33,622	$34,969	$52,886
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding interest expense and fees (f)(l)	1.43	(c)	1.43	1.44	1.46	1.48

See Notes to Financial Statements

Financial Highlights – continued

Class C	Years ended 1/31
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$8.26		$8.30	$7.61	$8.35	$7.90
Income (loss) from investment operations
Net investment income (d)	$0.28	(c)	$0.29	$0.31	$0.32	$0.31
Net realized and unrealized gain (loss) on investments	(0.24)		(0.06)	0.66	(0.75)	0.44
Total from investment operations	$0.04		$0.23	$0.97	$(0.43)	$0.75
Less distributions declared to shareholders
From net investment income	$(0.27)		$(0.27)	$(0.28)	$(0.31)	$(0.30)
Net asset value, end of period (x)	$8.03		$8.26	$8.30	$7.61	$8.35
Total return (%) (r)(s)(t)(x)	0.37	(c)	2.83	13.01	(5.12)	9.61
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.71	(c)	1.70	1.71	1.72	1.71
Expenses after expense reductions (f)	1.66	(c)	1.66	1.68	1.69	1.70
Net investment income	3.41	(c)	3.55	3.84	4.05	3.82
Portfolio turnover	23		17	12	18	18
Net assets at end of period (000 omitted)	$285,224		$271,643	$254,973	$221,393	$299,381
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding interest expense and fees (f)(l)	1.65	(c)	1.65	1.66	1.67	1.67

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 1/31
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$8.25		$8.29	$7.60	$8.34	$7.89
Income (loss) from investment operations
Net investment income (d)	$0.37	(c)	$0.37	$0.38	$0.40	$0.39
Net realized and unrealized gain (loss) on investments	(0.25)		(0.06)	0.67	(0.75)	0.44
Total from investment operations	$0.12		$0.31	$1.05	$(0.35)	$0.83
Less distributions declared to shareholders
From net investment income	$(0.35)		$(0.35)	$(0.36)	$(0.39)	$(0.38)
Net asset value, end of period (x)	$8.02		$8.25	$8.29	$7.60	$8.34
Total return (%) (r)(s)(x)	1.38	(c)	3.86	14.14	(4.18)	10.71
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.71	(c)	0.71	0.71	0.72	0.72
Expenses after expense reductions (f)	0.66	(c)	0.66	0.68	0.69	0.70
Net investment income	4.42	(c)	4.55	4.78	5.04	4.82
Portfolio turnover	23		17	12	18	18
Net assets at end of period (000 omitted)	$1,547,999		$1,319,815	$1,032,069	$386,421	$445,195
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding interest expense and fees (f)(l)	0.65	(c)	0.65	0.66	0.67	0.67

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holders of the floating rate certificates from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Municipal High Income Fund (the fund) is a diversified series of MFS Series Trust III which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in municipal instruments. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of municipal instruments can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the instrument is issued and the liquidity of the security. Municipal instruments generally trade in the over-the-counter market. Municipal instruments backed by current and anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the projects or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, interest from the security could become taxable, the security could decline in value, and distributions made by the fund could be taxable to shareholders. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Notes to Financial Statements – continued

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same

Notes to Financial Statements – continued

investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of January 31, 2017 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$3,626,414,729	$—	$3,626,414,729
Mutual Funds	17,575,369	—	—	17,575,369
Total Investments	$17,575,369	$3,626,414,729	$—	$3,643,990,098

For further information regarding security characteristics, see the Portfolio of Investments.

Inverse Floaters – The fund invests in municipal inverse floating rate securities which are structured by the issuer (known as primary market inverse floating rate securities) or by the fund utilizing the fund’s municipal bonds which have already been issued (known as self-deposited secondary market inverse floating rate securities) to have variable rates of interest which typically move in the opposite direction of short-term interest rates. A self-deposited secondary market inverse floating rate security is created when the fund transfers a fixed rate municipal bond to a special purpose trust, and causes the trust to (a) issue floating rate certificates to third parties, in an amount equal to a fraction of the par amount of the deposited bonds (these certificates usually pay tax-exempt interest at short-term interest rates that typically reset weekly; and the certificate holders typically, on seven days notice, have the option to tender their certificates to the trust or another party for redemption at par plus accrued interest), and (b) issue inverse floating rate certificates (sometimes referred to as “inverse floaters”) which are held by the fund. Such self-deposited inverse floaters held by the fund are accounted for as secured borrowings, with the municipal bonds reflected in the investments of the fund and amounts owed to the holders of the floating rate certificates under the provisions of the trust, which amounts are paid solely from the assets of the trust, reflected as liabilities of the fund in the Statement of Assets and Liabilities under the caption, “Payable to the holders of the floating rate certificates from trust assets”. The carrying value of the fund’s payable to the holders of the floating rate certificates from trust assets as reported in the fund’s Statement of Assets and Liabilities approximates its fair value. The value of the payable to the holders of the

Notes to Financial Statements – continued

floating rate certificates from trust assets as of the reporting date is considered level 2 under the fair value hierarchy disclosure. At January 31, 2017, the fund’s payable to the holders of the floating rate certificates from trust assets was $14,766,216 and the weighted average interest rate on the floating rate certificates issued by the trust was 0.84%. For the year ended January 31, 2017, the average payable to the holders of the floating rate certificates from trust assets was $36,159,720 at a weighted average interest rate of 0.55%. Interest expense and fees relate to interest payments made to the holders of certain floating rate certificates and associated fees, both of which are made from trust assets. Interest expense and fees are recorded as incurred. For the year ended January 31, 2017, interest expense and fees related to self-deposited inverse floaters amounted to $417,222 and are included in “Interest expense and fees” in the Statement of Operations. Primary market inverse floaters held by the fund are not accounted for as secured borrowings.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended January 31, 2017, is shown as a reduction of total expenses in the Statement of Operations.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards and amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	1/31/17	1/31/16
Ordinary income (including any short-term capital gains)	$2,786,932	$757,135
Tax-exempt income	154,596,028	133,388,044
Total distributions	$157,382,960	$134,145,179

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 1/31/17
Cost of investments	$3,514,545,024
Gross appreciation	178,253,278
Gross depreciation	(63,574,420)
Net unrealized appreciation (depreciation)	$114,678,858
Undistributed ordinary income	3,138,957
Undistributed tax-exempt income	20,382,743
Capital loss carryforwards	(114,689,610)
Other temporary differences	(15,513,651)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after January 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of January 31, 2017, the fund had capital loss carryforwards available to offset future realized gains as follows:

Pre-enactment losses which expire as follows:
1/31/18	$(28,497,487)
1/31/19	(16,085,714)
Total	$(44,583,201)

Post-enactment losses which are characterized as follows:
Short-Term	$(23,739,405)
Long-Term	(46,367,004)
Total	$(70,106,409)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A

Notes to Financial Statements – continued

shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 1/31/17	Year ended 1/31/16
Class A	$81,301,576	$76,506,613
Class B	1,010,276	1,087,399
Class C	9,330,316	8,455,546
Class I	65,740,792	48,095,621
Total	$157,382,960	$134,145,179

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.55% of the fund’s average daily net assets.

The investment adviser has agreed in writing to reduce its management fee to 0.50% of average daily net assets in excess of $2.5 billion. This written agreement will terminate on May 30, 2017. For the year ended January 31, 2017, this management fee reduction amounted to $665,433, which is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended January 31, 2017, this management fee reduction amounted to $271,112 which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended January 31, 2017 was equivalent to an annual effective rate of 0.53% of the fund’s average daily net assets.

Effective May 31, 2017, the management fee will be computed daily and paid monthly at the following annual rates:

First $2.5 billion of average daily net assets	0.55%
Average daily net assets in excess of $2.5 billion	0.50%

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, excluding management fee, distribution and service fee, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment related expenses (such as interest expenses and fees associated with investments in inverse floating rate instruments), such that fund operating expenses do not exceed 0.12% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until May 31, 2018. For the year ended January 31, 2017, this reduction amounted to $955,482, which is included in the reduction of total expenses in the Statement of Operations.

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $236,241 for the year ended January 31, 2017, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class B	0.75%	0.25%	1.00%	0.78%	$296,962
Class C	0.75%	0.25%	1.00%	1.00%	2,924,768
Total Distribution and Service Fees					$3,221,730

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended January 31, 2017 based on each class’s average daily net assets. For one year from the date of sale of Class B shares, assets attributable to such Class B shares are subject to the 0.25% annual Class B service fee. On assets attributable to all other Class B shares, MFD has agreed in writing to waive the service fee. This agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until May 31, 2017. For the year ended January 31, 2017, this waiver amounted to $64,320 which is included in the reduction of total expenses in the Statement of Operations. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended January 31, 2017, this rebate amounted to $888 for Class C shares which is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended January 31, 2017, were as follows:

Amount
Class A	$118,859
Class B	43,751
Class C	33,623

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as

Notes to Financial Statements – continued

determined periodically under the supervision of the fund’s Board of Trustees. For the year ended January 31, 2017, the fee was $182,044, which equated to 0.0048% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended January 31, 2017, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $3,716,157.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended January 31, 2017 was equivalent to an annual effective rate of 0.0158% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $3,276 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended January 31, 2017. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $7,617 at January 31, 2017, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended January 31, 2017, the fee paid by the fund under this agreement was $7,663 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

Notes to Financial Statements – continued

(4) Portfolio Securities

For the year ended January 31, 2017, purchases and sales of investments, other than short-term obligations, aggregated $1,203,859,737 and $865,875,438, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 1/31/17		Year ended 1/31/16
	Shares	Amount	Shares	Amount
Shares sold
Class A	63,209,881	$525,260,745	76,456,144	$624,038,964
Class B	401,133	3,347,028	416,244	3,387,125
Class C	7,091,908	59,267,870	5,476,902	44,620,971
Class I	129,950,125	1,078,639,788	63,029,868	512,262,871
	200,653,047	$1,666,515,431	145,379,158	$1,184,309,931

Shares issued to shareholders in reinvestment of distributions
Class A	9,108,444	$75,576,786	8,709,395	$70,835,448
Class B	97,997	813,785	110,201	897,084
Class C	903,739	7,498,459	815,313	6,637,686
Class I	6,020,133	49,867,916	4,439,858	36,091,153
	16,130,313	$133,756,946	14,074,767	$114,461,371

Shares reacquired
Class A	(89,506,890)	$(745,668,136)	(36,844,265)	$(299,291,613)
Class B	(892,049)	(7,403,308)	(880,349)	(7,157,569)
Class C	(5,357,945)	(44,242,214)	(4,125,717)	(33,547,728)
Class I	(102,912,141)	(843,202,331)	(31,974,993)	(259,818,702)
	(198,669,025)	$(1,640,515,989)	(73,825,324)	$(599,815,612)

Net change
Class A	(17,188,565)	$(144,830,605)	48,321,274	$395,582,799
Class B	(392,919)	(3,242,495)	(353,904)	(2,873,360)
Class C	2,637,702	22,524,115	2,166,498	17,710,929
Class I	33,058,117	285,305,373	35,494,733	288,535,322
	18,114,335	$159,756,388	85,628,601	$698,955,690

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the

Notes to Financial Statements – continued

participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended January 31, 2017, the fund’s commitment fee and interest expense were $23,844 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	88,246,100	923,613,165	(994,283,896)	17,575,369

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(3,730)	$—	$237,168	$17,575,369

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust III and Shareholders of MFS Municipal High Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Municipal High Income Fund (the Fund) (one of the series constituting the MFS Series Trust III) as of January 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Municipal High Income Fund (one of the series constituting the MFS Series Trust III) at January 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 20, 2017

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of March 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	Massachusetts Financial Services Company, Executive Chairman (since January 2017) and Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 55)	Trustee	January 2014	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A
Michael Hegarty (age 72)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	Private investor	N/A
Maryanne L. Roepke (age 61)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
David L. DiLorenzo (k) (age 48)	President	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 56)	Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller and Kavanaugh and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of March 1, 2017, the Trustees served as board members of 137 funds within the MFS Family of Funds.

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
Gary Lasman Geoffrey Schechter

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2017 income tax forms in January 2018. The following information is provided pursuant to provisions of the Internal Revenue Code.

Of the dividends paid from net investment income during the fiscal year, 98.23% is designated as exempt interest dividends for federal income tax purposes. If the fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

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1. Go to mfs.com.

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If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

January 31, 2017

MFS® HIGH INCOME FUND

MFH-ANN

MFS® HIGH INCOME FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Despite June’s unexpected vote by the United Kingdom to leave the European Union and the surprising result in November’s U.S. presidential election, most markets have proved resilient. U.S. share prices quickly reversed post-Brexit declines, and indices reached new highs following the November elections. U.S. bond yields rose after Donald Trump’s victory on hopes that his proposed policy mix of lower taxes, increased spending on infrastructure and a lighter regulatory burden for businesses will lift both U.S. economic growth and inflation. However, interest rates in most developed markets remain very low, with major central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of still-low inflation. Even after the rise in yields following the election, interest rates remain low by historical standards.

Globally, economic growth has shown signs of recovery of late, led by the United States and the eurozone. Despite better growth, there are few immediate signs of worrisome inflation. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the already slow pace of global trade growth. Looking ahead, markets will have to contend with a series of European elections during 2017, which, depending on the outcomes, could further call into question the future direction of the European Union.

At MFS®, we believe in a patient, long-term approach to investing. Viewing investments with a long lens makes it possible to filter out short-term market noise and focus on achieving solid risk-adjusted returns over a full market cycle.

In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

March 20, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Medical & Health Technology & Services	7.2%
Cable TV	6.1%
Energy – Independent	5.4%
Midstream	5.3%
Telecommunications - Wireless	4.5%

Composition including fixed income credit quality (a)(i)
BBB	3.1%
BB	41.1%
B	38.4%
CCC	13.1%
C (o)	0.0%
D	0.1%
Not Rated	0.5%
Non-Fixed Income	1.0%
Cash & Cash Equivalents	2.7%
Other (o)	(0.0)%

Portfolio facts (i)
Average Duration (d)	3.8
Average Effective Maturity (m)	6.8 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes any equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

2

Portfolio Composition – continued

(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

Percentages are based on net assets as of 1/31/17.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended January 31, 2017, Class A shares of the MFS High Income Fund (“fund”) provided a total return of 16.18%, at net asset value. This compares with a return of 20.77% for the fund’s benchmark, the Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (formerly “Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index”).

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during much of the reporting period, though signs of improved growth became evident in late 2016. The US Federal Reserve increased interest rates by 25 basis points at the end of the period, the second hike of the cycle which began in December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. During the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and EM economies was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge. Late in the period, the surprising US presidential election outcome prompted a significant rally in equities and a rise in bond yields in anticipation of a reflationary policy mix from the incoming Trump administration.

Headwinds from lower energy and commodity prices, which had spread beyond the energy, materials and industrial sectors early in the reporting period, abated later in the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the US dollar was an earnings headwind for multinationals late in the period. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt (“EMD”) as a result of the US presidential election, which raised concerns about the potential for a protectionist turn in US trade policy which could negatively impact EM economies. These concerns, along with rising expectations for US growth, inflation and interest rates, have turned the tables on flows into EMD. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

4

Management Review – continued

Detractors from Performance

Relative to the Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index, the fund’s weak bond selection, particularly within the capital goods, industrial other, consumer cyclicals and basic industry sectors, hurt performance. An underweight exposure to “CCC” rated (r) securities, particularly within the capital goods and energy sectors, was another detractor from relative performance. Top individual relative detractors for the reporting period included the fund’s overweight position in material handling and logistics automation company Dematic and specialty chemicals manufacturer Chemtura.

The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when bond markets generally rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

The fund’s shorter relative duration (d) stance supported relative returns, as yields across the curve increased during the reporting period. Top individual relative contributors included the fund’s overweight positions in telecommunications firm Sprint, independent energy company SM Energy, commercial vehicle parts and accessories company Accuride Corp. and mining and metals company First Quantum Minerals.

Respectfully,

William Adams	David Cole
Portfolio Manager	Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 1/31/17

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 1/31/17

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	2/17/78	16.18%	5.82%	5.66%	N/A
B	9/27/93	15.65%	5.10%	4.89%	N/A
C	1/03/94	15.29%	5.04%	4.86%	N/A
I	1/02/97	16.83%	6.09%	5.93%	N/A
R1	4/01/05	15.65%	5.10%	4.87%	N/A
R2	10/31/03	15.89%	5.56%	5.36%	N/A
R3	4/01/05	16.17%	5.82%	5.65%	N/A
R4	4/01/05	16.46%	6.09%	5.92%	N/A
R6 (formerly Class R5)	6/01/12	16.58%	N/A	N/A	6.28%
529A	7/31/02	16.51%	5.85%	5.56%	N/A
529B	7/31/02	15.26%	4.98%	4.79%	N/A
529C	7/31/02	15.60%	5.05%	4.79%	N/A
Comparative benchmark
Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)		20.77%	7.03%	7.58%	N/A
Average annual with sales charge
A With Initial Sales Charge (4.25%)		11.24%	4.91%	5.20%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		11.65%	4.77%	4.89%	N/A
C With CDSC (1% for 12 months) (v)		14.29%	5.04%	4.86%	N/A
529A With Initial Sales Charge (4.25%)		11.56%	4.93%	5.10%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)		11.26%	4.65%	4.79%	N/A
529C With CDSC (1% for 12 months) (v)		14.60%	5.05%	4.79%	N/A

CDSC– Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

7

Performance Summary – continued

Benchmark Definition

Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (formerly Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index) – a component of the Bloomberg Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, August 1, 2016 through January 31, 2017

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2016 through January 31, 2017.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 8/1/16	Ending Account Value 1/31/17	Expenses Paid During Period (p) 8/1/16-1/31/17
A	Actual	0.97%	$1,000.00	$1,048.08	$4.99
	Hypothetical (h)	0.97%	$1,000.00	$1,020.26	$4.93
B	Actual	1.72%	$1,000.00	$1,044.06	$8.84
	Hypothetical (h)	1.72%	$1,000.00	$1,016.49	$8.72
C	Actual	1.72%	$1,000.00	$1,044.07	$8.84
	Hypothetical (h)	1.72%	$1,000.00	$1,016.49	$8.72
I	Actual	0.73%	$1,000.00	$1,049.34	$3.76
	Hypothetical (h)	0.73%	$1,000.00	$1,021.47	$3.71
R1	Actual	1.72%	$1,000.00	$1,044.07	$8.84
	Hypothetical (h)	1.72%	$1,000.00	$1,016.49	$8.72
R2	Actual	1.22%	$1,000.00	$1,046.72	$6.28
	Hypothetical (h)	1.22%	$1,000.00	$1,019.00	$6.19
R3	Actual	0.97%	$1,000.00	$1,048.03	$4.99
	Hypothetical (h)	0.97%	$1,000.00	$1,020.26	$4.93
R4	Actual	0.73%	$1,000.00	$1,049.33	$3.76
	Hypothetical (h)	0.73%	$1,000.00	$1,021.47	$3.71
R6 (formerly Class R5)	Actual	0.61%	$1,000.00	$1,049.90	$3.14
	Hypothetical (h)	0.61%	$1,000.00	$1,022.07	$3.10
529A	Actual	1.01%	$1,000.00	$1,047.84	$5.20
	Hypothetical (h)	1.01%	$1,000.00	$1,020.06	$5.13
529B	Actual	1.77%	$1,000.00	$1,043.88	$9.09
	Hypothetical (h)	1.77%	$1,000.00	$1,016.24	$8.97
529C	Actual	1.77%	$1,000.00	$1,043.81	$9.09
	Hypothetical (h)	1.77%	$1,000.00	$1,016.24	$8.97

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class A and Class 529A shares, this rebate reduced the expense ratios above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

10

PORTFOLIO OF INVESTMENTS

1/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 91.3%
Issuer	Shares/Par	Value ($)
Aerospace - 0.9%
CPI International, Inc., 8.75%, 2/15/2018	$5,857,000	$5,930,213
KLX, Inc., 5.875%, 12/01/2022 (z)	1,695,000	1,775,513
TransDigm, Inc., 6%, 7/15/2022	1,095,000	1,103,213
TransDigm, Inc., 6.5%, 7/15/2024	3,865,000	3,869,831
Transdigm, Inc., 6.375%, 6/15/2026 (z)	1,030,000	1,014,550

		$13,693,320
Asset-Backed & Securitized - 0.0%
Citigroup Commercial Mortgage Trust, FRN, 5.714%, 12/10/2049	$2,948,120	$227,005
CW Capital Cobalt Commercial Mortgage Trust, “F”, CDO, FRN, 2.184%, 4/26/2050 (a)(p)(z)	689,526	7
CW Capital Cobalt Commercial Mortgage Trust, “G”, CDO, FRN, 2.384%, 4/26/2050 (a)(p)(z)	2,167,932	22
LB Commercial Conduit Mortgage Trust, FRN, 1.152%, 2/18/2030 (i)	694,106	7
Morgan Stanley Capital I, Inc., FRN, 1.482%, 4/28/2039 (i)(z)	2,335,679	16,256

		$243,297
Automotive - 1.6%
Allison Transmission, Inc., 5%, 10/01/2024 (n)	$6,768,000	$6,818,760
Gates Global LLC, 6%, 7/15/2022 (n)	4,290,000	4,231,013
IHO Verwaltungs GmbH, 4.75%, 9/15/2026 (n)	5,440,000	5,344,800
ZF North America Capital, Inc., 4.5%, 4/29/2022 (n)	4,445,000	4,561,681
ZF North America Capital, Inc., 4.75%, 4/29/2025 (n)	3,505,000	3,563,534

		$24,519,788
Broadcasting - 2.4%
CBS Radio, Inc., 7.25%, 11/01/2024 (n)	$3,260,000	$3,396,496
Clear Channel Worldwide Holdings, Inc., “A”, 6.5%, 11/15/2022	1,810,000	1,826,290
Clear Channel Worldwide Holdings, Inc., “B”, 6.5%, 11/15/2022	5,500,000	5,742,000
iHeartMedia, Inc., 9%, 3/01/2021	2,922,000	2,184,195
Liberty Media Corp. - Liberty Formula One, 8.5%, 7/15/2029	4,800,000	5,328,000
Liberty Media Corp. - Liberty Formula One, 8.25%, 2/01/2030	40,000	42,000
Match Group, Inc., 6.375%, 6/01/2024	4,105,000	4,402,613
Netflix, Inc., 5.375%, 2/01/2021	3,625,000	3,892,344
Netflix, Inc., 5.875%, 2/15/2025	2,490,000	2,701,650
Netflix, Inc., 4.375%, 11/15/2026 (n)	2,365,000	2,320,656
Nexstar Broadcasting, Inc., 6.875%, 11/15/2020	4,675,000	4,848,443

		$36,684,687

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Building - 3.2%
ABC Supply Co., Inc., 5.75%, 12/15/2023 (z)	$3,225,000	$3,354,000
Allegion PLC, 5.875%, 9/15/2023	2,480,000	2,641,200
Allegion U.S. Holding Co., Inc., 5.75%, 10/01/2021	5,671,000	5,912,018
Beacon Roofing Supply, Inc., 6.375%, 10/01/2023	5,665,000	6,075,713
Gibraltar Industries, Inc., 6.25%, 2/01/2021	4,755,000	4,912,509
HD Supply, Inc., 5.75%, 4/15/2024 (n)	4,230,000	4,452,075
PriSo Acquisition Corp., 9%, 5/15/2023 (n)	5,105,000	5,207,100
Standard Industries, Inc., 5.375%, 11/15/2024 (n)	4,155,000	4,284,844
Standard Industries, Inc., 6%, 10/15/2025 (n)	4,855,000	5,122,025
Summit Materials LLC/Summit Materials Finance Co., 6.125%, 7/15/2023	7,440,000	7,681,800

		$49,643,284
Business Services - 1.5%
Alliance Data Systems Corp., 5.875%, 11/01/2021 (n)	$5,550,000	$5,730,375
Alliance Data Systems Corp., 5.375%, 8/01/2022 (n)	705,000	689,138
Equinix, Inc., 4.875%, 4/01/2020	3,670,000	3,770,925
Equinix, Inc., 5.375%, 1/01/2022	1,620,000	1,713,150
Equinix, Inc., 5.375%, 4/01/2023	3,135,000	3,280,245
Equinix, Inc., 5.75%, 1/01/2025	1,045,000	1,102,475
Iron Mountain, Inc., REIT, 6%, 10/01/2020 (n)	2,085,000	2,184,038
Iron Mountain, Inc., REIT, 6%, 8/15/2023	5,205,000	5,517,300

		$23,987,646
Cable TV - 6.0%
Altice Financing S.A., 6.625%, 2/15/2023 (n)	$8,760,000	$9,176,100
Altice U.S. Finance I Corp., 5.5%, 5/15/2026 (n)	3,140,000	3,218,500
CCO Holdings LLC/CCO Holdings Capital Corp., 5.25%, 9/30/2022	500,000	517,610
CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2023 (n)	7,940,000	8,237,750
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 1/15/2024	8,745,000	9,182,250
CCO Holdings LLC/CCO Holdings Capital Corp., 5.375%, 5/01/2025 (n)	1,395,000	1,452,544
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 2/15/2026 (n)	3,195,000	3,385,703
Cequel Communications Holdings, 6.375%, 9/15/2020 (n)	3,890,000	3,996,975
CSC Holdings LLC, 5.5%, 4/15/2027 (n)	6,375,000	6,470,625
DISH DBS Corp., 5%, 3/15/2023	2,975,000	2,926,656
DISH DBS Corp., 5.875%, 11/15/2024	3,895,000	3,938,819
Intelsat Jackson Holdings S.A., 7.25%, 4/01/2019	2,880,000	2,475,000
Intelsat Jackson Holdings S.A., 5.5%, 8/01/2023	3,675,000	2,572,500
Intelsat Jackson Holdings S.A., 8%, 2/15/2024 (n)	1,215,000	1,260,563
LGE Holdco VI B.V., 7.125%, 5/15/2024 (n)	2,225,000	2,735,149

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Cable TV - continued
Lynx II Corp., 6.375%, 4/15/2023 (n)	$2,635,000	$2,766,750
Sirius XM Radio, Inc., 4.625%, 5/15/2023 (n)	2,750,000	2,772,330
Sirius XM Radio, Inc., 6%, 7/15/2024 (n)	6,420,000	6,833,320
Sirius XM Radio, Inc., 5.375%, 4/15/2025 (n)	2,285,000	2,324,988
Unitymedia Hessen, 5.5%, 1/15/2023 (n)	4,235,000	4,404,400
Unitymedia KabelBW GmbH, 6.125%, 1/15/2025 (n)	3,500,000	3,618,125
Virgin Media Finance PLC, 5.75%, 1/15/2025 (n)	1,125,000	1,141,875
Virgin Media Secured Finance PLC, 5.25%, 1/15/2026 (n)	4,450,000	4,464,997
Ziggo Bond Finance B.V., 5.875%, 1/15/2025 (n)	2,600,000	2,617,875

		$92,491,404
Chemicals - 2.2%
Axalta Coating Systems Co., 4.875%, 8/15/2024 (n)	$5,040,000	$5,103,000
Chemours Co., 6.625%, 5/15/2023	4,195,000	4,174,025
Chemours Co., 7%, 5/15/2025	1,645,000	1,639,243
Consolidated Energy Finance S.A., 6.75%, 10/15/2019 (n)	3,170,000	3,177,925
GCP Applied Technologies Co., 9.5%, 2/01/2023 (n)	3,540,000	4,035,600
Tronox Finance LLC, 6.375%, 8/15/2020	5,570,000	5,354,163
Tronox Finance LLC, 7.5%, 3/15/2022 (n)	3,830,000	3,734,250
W.R. Grace & Co., 5.125%, 10/01/2021 (n)	5,885,000	6,171,894

		$33,390,100
Computer Software - 1.1%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 6.02%, 6/15/2026 (n)	$4,680,000	$5,052,907
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 5.875%, 6/15/2021 (n)	1,810,000	1,909,302
Nuance Communications, Inc., 5.625%, 12/15/2026 (n)	5,455,000	5,448,181
VeriSign, Inc., 4.625%, 5/01/2023	5,390,000	5,448,751

		$17,859,141
Computer Software - Systems - 1.6%
CDW LLC/CDW Finance Corp., 6%, 8/15/2022	$2,200,000	$2,321,000
CDW LLC/CDW Finance Corp., 5.5%, 12/01/2024	2,940,000	3,061,275
JDA Software Group, Inc., 7.375%, 10/15/2024 (n)	5,280,000	5,544,000
Sabre GLBL, Inc., 5.375%, 4/15/2023 (n)	7,225,000	7,349,183
Western Digital Corp., 10.5%, 4/01/2024 (n)	5,070,000	5,969,925

		$24,245,383
Conglomerates - 3.0%
Amsted Industries Co., 5%, 3/15/2022 (n)	$7,720,000	$7,739,300
Apex Tool Group, 7%, 2/01/2021 (n)	5,315,000	4,916,375
EnerSys, 5%, 4/30/2023 (n)	9,060,000	9,218,550
Enpro Industries, Inc., 5.875%, 9/15/2022	6,525,000	6,786,000
Entegris, Inc., 6%, 4/01/2022 (n)	6,287,000	6,569,915

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Conglomerates - continued
Gardner Denver, Inc., 6.875%, 8/15/2021 (n)	$4,875,000	$4,862,813
SPX FLOW, Inc., 5.625%, 8/15/2024 (n)	5,535,000	5,645,700

		$45,738,653
Construction - 0.1%
Empresas ICA S.A.B. de C.V., 8.9%, 2/04/2021 (a)(d)	$2,555,000	$539,744
Empresas ICA S.A.B. de C.V., 8.875%, 5/29/2024 (a)(d)(n)	1,546,000	341,473

		$881,217
Consumer Products - 1.0%
NBTY, Inc., 7.625%, 5/15/2021 (n)	$5,860,000	$6,138,350
Prestige Brands, Inc., 5.375%, 12/15/2021 (n)	4,125,000	4,248,750
Spectrum Brands, Inc., 6.125%, 12/15/2024	710,000	750,825
Spectrum Brands, Inc., 5.75%, 7/15/2025	4,315,000	4,509,175

		$15,647,100
Consumer Services - 3.1%
ADT Corp., 6.25%, 10/15/2021	$8,055,000	$8,759,813
ADT Corp., 4.125%, 6/15/2023	1,585,000	1,511,694
Garda World Security Corp., 7.25%, 11/15/2021 (n)	3,755,000	3,595,413
Garda World Security Corp., 7.25%, 11/15/2021 (n)	3,705,000	3,547,538
Interval Acquisition Corp., 5.625%, 4/15/2023	9,590,000	9,781,800
Mobile Mini, Inc., 5.875%, 7/01/2024	5,350,000	5,577,375
Monitronics International, Inc., 9.125%, 4/01/2020	5,250,000	5,105,625
Service Corp. International, 5.375%, 5/15/2024	3,295,000	3,451,513
ServiceMaster Co. LLC, 5.125%, 11/15/2024 (n)	5,900,000	5,973,750

		$47,304,521
Containers - 3.7%
Berry Plastics Group, Inc., 5.5%, 5/15/2022	$5,470,000	$5,688,800
Berry Plastics Group, Inc., 6%, 10/15/2022	4,140,000	4,383,225
Crown American LLC, 4.5%, 1/15/2023	5,170,000	5,279,863
Crown American LLC, 4.25%, 9/30/2026 (n)	2,600,000	2,486,250
Multi-Color Corp., 6.125%, 12/01/2022 (n)	6,635,000	7,016,513
Plastipak Holdings, Inc., 6.5%, 10/01/2021 (n)	6,452,000	6,734,275
Reynolds Group, 5.75%, 10/15/2020	2,760,000	2,841,641
Reynolds Group, 8.25%, 2/15/2021	2,677,245	2,756,224
Reynolds Group, 5.125%, 7/15/2023 (n)	4,280,000	4,377,156
Reynolds Group, 7%, 7/15/2024 (n)	2,390,000	2,546,545
Sealed Air Corp., 4.875%, 12/01/2022 (n)	5,815,000	5,996,719
Sealed Air Corp., 5.125%, 12/01/2024 (n)	1,355,000	1,404,119
Signode Industrial Group, 6.375%, 5/01/2022 (n)	5,190,000	5,267,850

		$56,779,180

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Electronics - 0.5%
Sensata Technologies B.V., 5.625%, 11/01/2024 (n)	$3,775,000	$3,961,372
Sensata Technologies B.V., 5%, 10/01/2025 (n)	4,545,000	4,542,728

		$8,504,100
Energy - Independent - 5.3%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 7.875%, 12/15/2024 (z)	$5,575,000	$5,993,125
Carrizo Oil & Gas, Inc., 6.25%, 4/15/2023	6,900,000	7,081,125
Concho Resources, Inc., 5.5%, 4/01/2023	4,860,000	5,042,250
Consol Energy, Inc., 5.875%, 4/15/2022	1,990,000	1,925,325
Consol Energy, Inc., 8%, 4/01/2023	6,265,000	6,421,625
Continental Resources, Inc., 4.5%, 4/15/2023	7,500,000	7,406,250
Diamondback Energy, Inc., 5.375%, 5/31/2025 (n)	6,165,000	6,365,363
Gulfport Energy Corp., 6%, 10/15/2024 (n)	4,965,000	5,058,094
Gulfport Energy Corp., 6.375%, 5/15/2025 (z)	1,600,000	1,640,000
PDC Energy, Inc., 6.125%, 9/15/2024 (n)	6,820,000	7,126,900
Range Resources Corp., 4.875%, 5/15/2025	6,965,000	6,778,338
Rice Energy, Inc., 7.25%, 5/01/2023	5,945,000	6,376,013
Sanchez Energy Corp., 6.125%, 1/15/2023	6,460,000	6,201,600
Seven Generations Energy, 8.25%, 5/15/2020 (n)	2,970,000	3,151,913
Whiting Petroleum Corp., 6.25%, 4/01/2023	5,900,000	5,959,000

		$82,526,921
Energy - Integrated - 0.3%
Cenovus Energy, Inc., 6.75%, 11/15/2039	$3,923,000	$4,407,122

Entertainment - 1.5%
Cedar Fair LP, 5.25%, 3/15/2021	$5,270,000	$5,430,340
Cedar Fair LP, 5.375%, 6/01/2024	2,545,000	2,621,350
Cinemark USA, Inc., 5.125%, 12/15/2022	3,780,000	3,883,950
Cinemark USA, Inc., 4.875%, 6/01/2023	3,460,000	3,485,604
Six Flags Entertainment Corp., 5.25%, 1/15/2021 (n)	4,755,000	4,885,763
Six Flags Entertainment Corp., 4.875%, 7/31/2024 (z)	3,720,000	3,692,100

		$23,999,107
Financial Institutions - 4.3%
Aircastle Ltd., 4.625%, 12/15/2018	$3,385,000	$3,511,938
Aircastle Ltd., 5.125%, 3/15/2021	2,710,000	2,848,888
Aircastle Ltd., 5.5%, 2/15/2022	5,290,000	5,553,971
CIT Group, Inc., 5.25%, 3/15/2018	3,330,000	3,441,555
CIT Group, Inc., 6.625%, 4/01/2018 (n)	5,369,000	5,640,135
CIT Group, Inc., 5.5%, 2/15/2019 (n)	3,892,000	4,094,695
Credit Acceptance Corp., 6.125%, 2/15/2021	645,000	654,675

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Financial Institutions - continued
Credit Acceptance Corp., 7.375%, 3/15/2023	$3,960,000	$4,063,198
Nationstar Mortgage LLC/Capital Corp., 6.5%, 8/01/2018	3,450,000	3,501,750
Nationstar Mortgage LLC/Capital Corp., 7.875%, 10/01/2020	6,300,000	6,552,000
Nationstar Mortgage LLC/Capital Corp., 6.5%, 7/01/2021	2,230,000	2,271,813
Navient Corp., 8%, 3/25/2020	6,735,000	7,240,125
Navient Corp., 7.25%, 1/25/2022	7,425,000	7,638,469
Navient Corp., 7.25%, 9/25/2023	2,395,000	2,412,963
Navient Corp., 6.125%, 3/25/2024	2,915,000	2,758,319
Park Aerospace Holdings Ltd., 5.5%, 2/15/2024 (z)	4,625,000	4,749,875

		$66,934,369
Food & Beverages - 2.3%
Aramark Services, Inc., 4.75%, 6/01/2026 (z)	$3,975,000	$3,959,100
JBS Investments GmbH, 7.25%, 4/03/2024	2,885,000	3,025,644
JBS USA LLC/JBS USA Finance, Inc., 5.875%, 7/15/2024 (n)	7,320,000	7,557,900
Lamb Weston Holdings, Inc., 4.625%, 11/01/2024 (n)	2,655,000	2,661,638
Lamb Weston Holdings, Inc., 4.875%, 11/01/2026 (n)	1,220,000	1,221,525
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 5.875%, 1/15/2024	4,625,000	4,890,059
Sun Merger Sub, Inc., 5.875%, 8/01/2021 (n)	5,305,000	5,537,943
U.S. Foods Holding Corp., 5.875%, 6/15/2024 (n)	5,790,000	6,050,550

		$34,904,359
Forest & Paper Products - 0.1%
Appvion, Inc., 9%, 6/01/2020 (n)	$3,505,000	$1,945,275

Gaming & Lodging - 3.0%
CCM Merger, Inc., 9.125%, 5/01/2019 (n)	$3,689,000	$3,818,779
GLP Capital LP/GLP Financing II, Inc., 5.375%, 11/01/2023	5,675,000	6,086,438
GLP Capital LP/GLP Financing II, Inc., 5.375%, 4/15/2026	730,000	761,025
Greektown Holdings LLC, 8.875%, 3/15/2019 (n)	4,640,000	4,860,400
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625%, 10/15/2021	6,095,000	6,284,403
Isle of Capri Casinos, Inc., 8.875%, 6/15/2020	1,385,000	1,445,594
Isle of Capri Casinos, Inc., 5.875%, 3/15/2021	5,285,000	5,463,633
MGM Resorts International, 6.625%, 12/15/2021	4,660,000	5,195,900
MGM Resorts International, 6%, 3/15/2023	3,955,000	4,251,625
Ryman Hospitality Properties, Inc., REIT, 5%, 4/15/2021	6,215,000	6,339,300
Ryman Hospitality Properties, Inc., REIT, 5%, 4/15/2023	2,205,000	2,227,050

		$46,734,147
Industrial - 0.4%
Howard Hughes Corp., 6.875%, 10/01/2021 (n)	$5,795,000	$6,106,481

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Insurance - Health - 0.5%
Centene Corp., 5.625%, 2/15/2021	$2,805,000	$2,944,689
Centene Corp., 6.125%, 2/15/2024	4,400,000	4,675,000

		$7,619,689
Machinery & Tools - 1.6%
Ashtead Capital, Inc., 5.625%, 10/01/2024 (n)	$5,085,000	$5,339,250
CNH Industrial Capital LLC, 4.375%, 11/06/2020	7,575,000	7,849,594
CNH Industrial N.V., 4.5%, 8/15/2023	3,010,000	3,011,806
H&E Equipment Services Co., 7%, 9/01/2022	6,250,000	6,586,000
Light Tower Rentals, Inc., 8.125%, 8/01/2019 (a)(d)(n)	3,250,000	1,462,219

		$24,248,869
Major Banks - 1.4%
Bank of America Corp., FRN, 6.1%, 12/29/2049	$8,450,000	$8,809,125
JPMorgan Chase & Co., 6% to 8/01/2023, FRN to 12/29/2049	6,855,000	7,043,513
Royal Bank of Scotland Group PLC, 7.5% to 8/10/2020, FRN to 12/29/2065	2,460,000	2,386,200
Royal Bank of Scotland Group PLC, 8.625% to 8/15/2021, FRN to 12/31/2049	2,740,000	2,829,050

		$21,067,888
Medical & Health Technology & Services - 6.8%
AmSurg Corp., 5.625%, 7/15/2022	$4,775,000	$4,918,250
CHS/Community Health Systems, Inc., 6.875%, 2/01/2022	6,575,000	4,783,313
DaVita, Inc., 5.125%, 7/15/2024	925,000	913,438
DaVita, Inc., 5%, 5/01/2025	5,385,000	5,255,760
Envision Healthcare Corp., 6.25%, 12/01/2024 (n)	2,255,000	2,373,388
HCA, Inc., 4.25%, 10/15/2019	5,110,000	5,288,850
HCA, Inc., 7.5%, 2/15/2022	6,995,000	7,956,813
HCA, Inc., 5.875%, 3/15/2022	5,855,000	6,359,994
HCA, Inc., 5%, 3/15/2024	4,605,000	4,794,956
HCA, Inc., 5.375%, 2/01/2025	6,700,000	6,834,000
HCA, Inc., 5.875%, 2/15/2026	2,275,000	2,366,000
HealthSouth Corp., 5.125%, 3/15/2023	5,575,000	5,547,125
HealthSouth Corp., 5.75%, 11/01/2024	4,565,000	4,639,181
LifePoint Health, Inc., 5.375%, 5/01/2024 (n)	4,245,000	4,064,588
MEDNAX, Inc., 5.25%, 12/01/2023 (n)	4,825,000	4,981,813
Quintiles IMS Holdings, Inc., 5%, 10/15/2026 (n)	4,420,000	4,449,437
Quorum Health Corp., 11.625%, 4/15/2023 (n)	4,895,000	4,601,300
Tenet Healthcare Corp., 8%, 8/01/2020	9,360,000	9,418,500
Tenet Healthcare Corp., 8.125%, 4/01/2022	6,145,000	6,206,450
Tenet Healthcare Corp., 6.75%, 6/15/2023	5,420,000	5,121,900
Universal Health Services, Inc., 7.625%, 8/15/2020	4,660,000	4,625,050

		$105,500,106

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Medical Equipment - 0.8%
Hologic, Inc., 5.25%, 7/15/2022 (n)	$5,230,000	$5,452,275
Teleflex, Inc., 5.25%, 6/15/2024	4,155,000	4,279,650
Teleflex, Inc., 4.875%, 6/01/2026	2,475,000	2,462,625

		$12,194,550
Metals & Mining - 3.6%
Commercial Metals Co., 4.875%, 5/15/2023	$4,343,000	$4,429,860
First Quantum Minerals Ltd., 7%, 2/15/2021 (n)	3,375,000	3,459,375
Freeport-McMoRan, Inc., 3.875%, 3/15/2023	5,135,000	4,737,038
Freeport-McMoRan, Inc., 6.5%, 11/15/2020 (z)	825,000	845,625
Freeport-McMoRan, Inc., 6.875%, 2/15/2023 (z)	6,191,000	6,454,118
Freeport-McMoRan, Inc., 5.45%, 3/15/2043	2,850,000	2,451,000
GrafTech International Co., 6.375%, 11/15/2020	4,680,000	3,849,300
Kaiser Aluminum Corp., 5.875%, 5/15/2024	4,330,000	4,535,675
Kinross Gold Corp., 5.125%, 9/01/2021	3,065,000	3,187,600
Kinross Gold Corp., 5.95%, 3/15/2024	2,540,000	2,665,095
Lundin Mining Corp., 7.5%, 11/01/2020 (n)	1,910,000	2,025,402
Lundin Mining Corp., 7.875%, 11/01/2022 (n)	2,870,000	3,128,300
Steel Dynamics, Inc., 5.125%, 10/01/2021	1,670,000	1,728,450
Steel Dynamics, Inc., 5.25%, 4/15/2023	1,610,000	1,676,413
Steel Dynamics, Inc., 5.5%, 10/01/2024	2,170,000	2,302,913
Suncoke Energy Partners LP/Suncoke Energy Partners Finance Corp., 7.375%, 2/01/2020	3,755,000	3,745,613
Suncoke Energy, Inc., 7.625%, 8/01/2019	600,000	595,425
TMS International Corp., 7.625%, 10/15/2021 (n)	3,670,000	3,660,825

		$55,478,027
Midstream - 5.2%
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125%, 11/15/2022 (n)	$6,850,000	$7,021,212
Crestwood Midstream Partners LP, 6%, 12/15/2020	3,215,000	3,311,450
Crestwood Midstream Partners LP, 6.125%, 3/01/2022	1,315,000	1,359,710
Energy Transfer Equity LP, 7.5%, 10/15/2020	8,025,000	9,008,063
Ferrellgas LP/Ferrellgas Finance Corp., 6.75%, 1/15/2022	4,885,000	4,909,425
Kinder Morgan (Delaware), Inc., 7.75%, 1/15/2032	6,095,000	7,608,425
ONEOK, Inc., 7.5%, 9/01/2023	3,065,000	3,563,063
Sabine Pass Liquefaction LLC, 5.625%, 2/01/2021	6,475,000	6,993,000
Sabine Pass Liquefaction LLC, 5.625%, 4/15/2023	8,195,000	8,891,575
Sabine Pass Liquefaction LLC, 5.75%, 5/15/2024	2,390,000	2,602,113
Sabine Pass Liquefaction LLC, 5.625%, 3/01/2025	3,370,000	3,660,663
Targa Resources Partners LP/Targa Resources Finance Corp., 4.125%, 11/15/2019	2,670,000	2,710,050
Targa Resources Partners LP/Targa Resources Finance Corp., 5.25%, 5/01/2023	3,775,000	3,869,375

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Midstream - continued
Targa Resources Partners LP/Targa Resources Finance Corp., 5.375%, 2/01/2027 (n)	$8,235,000	$8,533,519
Williams Cos., Inc., 4.55%, 6/24/2024	6,560,000	6,642,000

		$80,683,643
Network & Telecom - 1.9%
Centurylink, Inc., 6.45%, 6/15/2021	$4,215,000	$4,478,438
Centurylink, Inc., 7.65%, 3/15/2042	4,390,000	3,992,156
Frontier Communications Corp., 6.25%, 9/15/2021	3,010,000	2,814,350
Frontier Communications Corp., 7.125%, 1/15/2023	3,910,000	3,499,450
Frontier Communications Corp., 9%, 8/15/2031	3,625,000	3,125,439
Telecom Italia Capital, 6%, 9/30/2034	1,515,000	1,492,275
Telecom Italia S.p.A., 5.303%, 5/30/2024 (n)	6,030,000	6,063,165
Zayo Group LLC/Zayo Capital, Inc., 5.75%, 1/15/2027 (n)	3,720,000	3,808,536

		$29,273,809
Oil Services - 0.7%
Bristow Group, Inc., 6.25%, 10/15/2022	$2,715,000	$2,426,531
Trinidad Drilling Ltd., 6.625%, 2/15/2025 (z)	1,325,000	1,354,813
Weatherford International Ltd., 8.25%, 6/15/2023	6,505,000	6,635,100

		$10,416,444
Oils - 0.6%
CITGO Holding, Inc., 10.75%, 2/15/2020 (n)	$3,540,000	$3,781,782
CITGO Petroleum Corp., 6.25%, 8/15/2022 (n)	5,470,000	5,661,450

		$9,443,232
Other Banks & Diversified Financials - 0.8%
Groupe BPCE S.A., 12.5% to 9/30/2019, FRN to 8/29/2049 (n)	$3,895,000	$4,771,375
UBS AG, 6.875%, 12/29/2049	7,030,000	7,001,458

		$11,772,833
Pharmaceuticals - 1.6%
Endo Finance LLC/Endo Finco, Inc., 7.25%, 1/15/2022 (n)	$5,945,000	$5,380,225
Mallinckrodt International Finance S.A., 5.75%, 8/01/2022 (n)	4,905,000	4,549,388
Mallinckrodt International Finance S.A., 5.5%, 4/15/2025 (n)	4,185,000	3,604,331
Valeant Pharmaceuticals International, Inc., 7%, 10/01/2020 (n)	6,430,000	5,819,150
Valeant Pharmaceuticals International, Inc., 7.5%, 7/15/2021 (n)	2,850,000	2,475,938
Valeant Pharmaceuticals International, Inc., 7.25%, 7/15/2022 (n)	3,850,000	3,234,462

		$25,063,494
Precious Metals & Minerals - 0.8%
Eldorado Gold Corp., 6.125%, 12/15/2020 (n)	$5,875,000	$6,007,188
Teck Resources Ltd., 4.5%, 1/15/2021	2,610,000	2,655,675
Teck Resources Ltd., 8%, 6/01/2021 (n)	2,285,000	2,519,213

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Precious Metals & Minerals - continued
Teck Resources Ltd., 3.75%, 2/01/2023	$1,610,000	$1,563,713

		$12,745,789
Printing & Publishing - 1.3%
Nielsen Finance LLC, 5%, 4/15/2022 (n)	$7,775,000	$7,940,219
Outdoor Americas Capital LLC/Outfront Media Capital Corp., 5.625%, 2/15/2024	4,025,000	4,201,094
TEGNA, Inc., 5.125%, 7/15/2020	1,645,000	1,702,575
TEGNA, Inc., 4.875%, 9/15/2021 (n)	2,120,000	2,173,000
TEGNA, Inc., 6.375%, 10/15/2023	3,430,000	3,627,225

		$19,644,113
Real Estate - Healthcare - 0.7%
MPT Operating Partnership LP, REIT, 6.375%, 2/15/2022	$4,995,000	$5,169,825
MPT Operating Partnership LP, REIT, 5.25%, 8/01/2026	5,610,000	5,511,825

		$10,681,650
Real Estate - Other - 1.1%
DuPont Fabros Technology LP, REIT, 5.875%, 9/15/2021	$7,325,000	$7,654,625
Felcor Lodging LP, REIT, 5.625%, 3/01/2023	5,810,000	6,013,350
Starwood Property Trust, Inc., REIT, 5%, 12/15/2021 (n)	3,650,000	3,709,313

		$17,377,288
Restaurants - 0.2%
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.25%, 6/01/2026 (n)	$3,165,000	$3,201,904

Retailers - 1.7%
Dollar Tree, Inc., 5.75%, 3/01/2023	$6,665,000	$7,058,235
DriveTime Automotive Group, Inc./DT Acceptance Corp., 8%, 6/01/2021 (n)	3,883,000	3,834,463
Hanesbrands, Inc., 4.875%, 5/15/2026 (n)	5,190,000	5,112,150
Rite Aid Corp., 9.25%, 3/15/2020	1,660,000	1,716,108
Rite Aid Corp., 6.75%, 6/15/2021	1,490,000	1,549,600
Rite Aid Corp., 6.125%, 4/01/2023 (n)	3,675,000	3,826,594
Sally Beauty Holdings, Inc., 5.625%, 12/01/2025	2,900,000	3,030,500

		$26,127,650
Specialty Chemicals - 1.6%
A. Schulman, Inc., 6.875%, 6/01/2023 (z)	$5,740,000	$6,055,700
Chemtura Corp., 5.75%, 7/15/2021	6,565,000	6,827,600
Koppers, Inc., 6%, 2/15/2025 (z)	3,915,000	4,052,025
Univar USA, Inc., 6.75%, 7/15/2023 (n)	7,235,000	7,524,400

		$24,459,725

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Specialty Stores - 1.1%
Argos Merger Sub, Inc., 7.125%, 3/15/2023 (n)	$5,850,000	$5,747,625
Group 1 Automotive, Inc., 5%, 6/01/2022	7,135,000	7,224,188
Michaels Stores, Inc., 5.875%, 12/15/2020 (n)	4,530,000	4,654,575

		$17,626,388
Supermarkets - 0.5%
Albertsons Cos. LLC/Safeway, Inc., 6.625%, 6/15/2024 (n)	$7,140,000	$7,441,308

Telecommunications - Wireless - 4.4%
Altice Luxembourg S.A., 7.75%, 5/15/2022 (n)	$3,990,000	$4,234,388
Altice Luxembourg S.A., 7.625%, 2/15/2025 (n)	4,630,000	4,896,225
Digicel Group Ltd., 8.25%, 9/30/2020 (n)	1,590,000	1,409,138
Digicel Group Ltd., 7.125%, 4/01/2022 (n)	2,189,000	1,750,237
Digicel Group Ltd., 6.75%, 3/01/2023 (n)	7,337,000	6,818,824
SFR Group S.A., 7.375%, 5/01/2026 (n)	4,930,000	5,059,413
Sprint Capital Corp., 6.875%, 11/15/2028	4,245,000	4,372,350
Sprint Corp., 7.875%, 9/15/2023	3,980,000	4,348,150
Sprint Corp., 7.125%, 6/15/2024	8,525,000	8,908,625
Sprint Nextel Corp., 9%, 11/15/2018 (n)	2,170,000	2,376,150
Sprint Nextel Corp., 6%, 11/15/2022	4,995,000	5,069,925
T-Mobile USA, Inc., 6.125%, 1/15/2022	1,065,000	1,126,238
T-Mobile USA, Inc., 6.5%, 1/15/2024	2,830,000	3,049,608
T-Mobile USA, Inc., 6.25%, 4/01/2021	7,105,000	7,362,201
T-Mobile USA, Inc., 6.633%, 4/28/2021	3,350,000	3,492,375
T-Mobile USA, Inc., 6.5%, 1/15/2026	3,610,000	3,966,488

		$68,240,335
Telephone Services - 0.6%
Level 3 Financing, Inc., 5.375%, 1/15/2024	$3,305,000	$3,342,181
Level 3 Financing, Inc., 5.375%, 5/01/2025	5,265,000	5,373,617

		$8,715,798
Transportation - Services - 0.5%
Navios Maritime Acquisition Corp., 8.125%, 11/15/2021 (n)	$2,634,000	$2,390,355
Navios Maritime Holding, Inc., 7.375%, 1/15/2022 (n)	3,770,000	2,584,806
Navios South American Logistics, Inc., 7.25%, 5/01/2022	1,080,000	997,650
Syncreon Group BV/Syncre, 8.625%, 11/01/2021 (n)	3,300,000	2,425,500
Ultrapetrol Bahamas Ltd., 8.875%, 6/15/2021 (a)(d)	953,000	166,775

		$8,565,086
Utilities - Electric Power - 2.2%
Calpine Corp., 5.5%, 2/01/2024	$4,015,000	$3,914,625
Calpine Corp., 5.75%, 1/15/2025	4,530,000	4,428,075
Covanta Holding Corp., 7.25%, 12/01/2020	4,425,000	4,555,538

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Utilities - Electric Power - continued
Covanta Holding Corp., 6.375%, 10/01/2022	$2,985,000	$3,078,281
Covanta Holding Corp., 5.875%, 3/01/2024	3,965,000	3,945,175
Dynegy, Inc., 7.375%, 11/01/2022	1,810,000	1,787,375
Dynegy, Inc., 8%, 1/15/2025 (n)	1,625,000	1,560,000
NRG Energy, Inc., 6.625%, 3/15/2023	4,715,000	4,856,450
NRG Energy, Inc., 7.25%, 5/15/2026 (n)	5,005,000	5,236,481

		$33,362,000
Total Bonds (Identified Cost, $1,403,570,120)		$1,410,122,220

Floating Rate Loans (g)(r) - 3.5%
Aerospace - 0.2%
TransDigm, Inc., Term Loan C, 3.95%, 2/28/2020	$3,460,170	$3,451,520

Broadcasting - 0.2%
Mission Broadcasting, Inc., Term Loan B, 3.76%, 9/26/2023 (o)	$187,150	$188,788
Nexstar Broadcasting, Inc., Term Loan B, 3.76%, 9/26/2023 (o)	2,031,225	2,048,999

		$2,237,787
Building - 0.5%
ABC Supply Co., Inc., Term Loan B, 3.52%, 10/31/2023	$5,435,111	$5,469,929
HD Supply, Inc., Term Loan B, 3.74%, 8/13/2023	1,833,094	1,842,718

		$7,312,647
Chemicals - 0.1%
GCP Applied Technologies, Inc., Term Loan B, 4.24%, 2/03/2022	$1,938,614	$1,955,577

Computer Software - Systems - 0.3%
CDW LLC, Term Loan B, 3.25%, 8/17/2023	$2,406,507	$2,420,544
Sabre, Inc., Term Loan B, 4%, 2/19/2019	1,863,100	1,872,028

		$4,292,572
Conglomerates - 0.2%
Entegris, Inc., Term Loan B, 3.52%, 4/30/2021	$3,127,352	$3,146,898

Consumer Products - 0.1%
Spectrum Brands, Inc., Term Loan, 3.37%, 6/23/2022	$1,757,899	$1,775,967

Entertainment - 0.2%
Cedar Fair LP, Term Loan B, 3.27%, 3/06/2020	$1,464,211	$1,471,533
Six Flags Theme Parks, Inc., Term Loan B, 6/30/2022 (o)	1,863,100	1,878,821

		$3,350,354

22

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Floating Rate Loans (g)(r) - continued
Food & Beverages - 0.1%
Pinnacle Foods Finance LLC, Term Loan I, 3.52%, 1/13/2023	$1,853,738	$1,860,400
Gaming & Lodging - 0.2%
Hilton Worldwide Finance LLC, Term Loan B1, 3.5%, 10/25/2020	$2,250,126	$2,266,599

Medical & Health Technology & Services - 0.2%
DaVita Healthcare Partners, Inc., Term Loan B, 3.53%, 6/24/2021	$3,650,778	$3,692,992

Printing & Publishing - 0.1%
CBS Outdoor Americas Capital LLC, Term Loan B, 3.02%, 1/31/2021	$2,226,044	$2,228,363

Retailers - 0.1%
Rite Aid Corp., Second Lien Term Loan, 4.87%, 6/21/2021	$1,149,016	$1,150,691

Telephone Services - 0.1%
Level 3 Financing, Inc., Term Loan B, 4%, 1/15/2020	$2,217,100	$2,230,957

Transportation - Services - 0.5%
Commercial Barge Line Co., First Lien Term Loan, 9.75%, 11/12/2020	$7,567,049	$7,169,779

Utilities - Electric Power - 0.4%
Calpine Construction Finance Co. LP, Term Loan B1, 3.02%, 5/03/2020	$5,594,373	$5,592,040
Total Floating Rate Loans (Identified Cost, $53,630,246)		$53,715,143

Common Stocks - 1.0%
Special Products & Services - 1.0%
iShares iBoxx $ High Yield Corporate Bond ETF (Identified Cost, $15,468,968)	177,000	$15,459,180

Money Market Funds - 3.5%
MFS Institutional Money Market Portfolio, 0.62% (v) (Identified Cost, $54,009,700)	54,009,759	$54,009,759
Total Investments (Identified Cost, $1,526,679,034)		$1,533,306,302

Other Assets, Less Liabilities - 0.7%		11,566,909
Net Assets - 100.0%		$1,544,873,211

(a)	Non-income producing security.
(d)	In default.

23

Portfolio of Investments – continued

(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $579,632,253 representing 37.5% of net assets.
(o)	All or a portion of this position has not settled. Upon settlement date, interest rates for unsettled amounts will be determined. The rate shown, if any, represents the weighted average coupon rate for settled amounts.
(p)	Payment-in-kind security for which interest income may be received in additional securities and/or cash.
(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
A. Schulman, Inc., 6.875%, 6/01/2023	12/02/16-1/19/17	$6,033,009	$6,055,700
ABC Supply Co., Inc., 5.75%, 12/15/2023	1/26/17-1/31/17	3,359,940	3,354,000
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 7.875%, 12/15/2024	12/02/16-1/05/17	5,652,832	5,993,125
Aramark Services, Inc., 4.75%, 6/01/2026	12/20/16-1/19/17	3,941,250	3,959,100
CW Capital Cobalt Commercial Mortgage Trust, “F”, CDO, FRN, 2.184%, 4/26/2050	4/12/06-1/28/17	657,150	7
CW Capital Cobalt Commercial Mortgage Trust, “G”, CDO, FRN, 2.384%, 4/26/2050	4/12/06-1/28/17	2,054,697	22
Freeport-McMoRan, Inc., 6.5%, 11/15/2020	5/25/16	790,902	845,625
Freeport-McMoRan, Inc., 6.875%, 2/15/2023	12/14/16-1/24/17	6,514,063	6,454,118
Gulfport Energy Corp., 6.375%, 5/15/2025	12/15/16	1,600,000	1,640,000
KLX, Inc., 5.875%, 12/01/2022	1/09/17-1/13/17	1,765,713	1,775,513
Koppers, Inc., 6%, 2/15/2025	1/19/17-1/26/17	3,933,558	4,052,025
Morgan Stanley Capital I, Inc., FRN, 1.482%, 4/28/2039	7/20/04	258,156	16,256
Park Aerospace Holdings Ltd., 5.5%, 2/15/2024	1/20/17-1/23/17	4,668,319	4,749,875
Six Flags Entertainment Corp., 4.875%, 7/31/2024	12/08/16-1/12/17	3,693,876	3,692,100
Transdigm, Inc., 6.375%, 6/15/2026	1/23/17	1,027,428	1,014,550

24

Portfolio of Investments – continued

Restricted Securities - continued	Acquisition Date	Cost	Value
Trinidad Drilling Ltd., 6.625%, 2/15/2025	1/27/17	$1,325,000	$1,354,813
Total Restricted Securities			$44,956,829
% of Net assets			2.9%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
ETF	Exchange-Traded Fund
FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

Derivative Contracts at 1/31/17

Forward Foreign Currency Exchange Contracts at 1/31/17

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Unrealized Appreciation (Depreciation)
Liability Derivatives
SELL	EUR	Citibank N.A.	2,488,013	3/10/17	$2,678,013	$2,689,537	$(11,524)

See Notes to Financial Statements

25

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 1/31/17

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $1,472,669,334)	$1,479,296,543
Underlying affiliated funds, at value (identified cost, $54,009,700)	54,009,759
Total investments, at value (identified cost, $1,526,679,034)	$1,533,306,302
Cash	237,830
Receivables for
Investments sold	3,553,750
Fund shares sold	3,156,664
Interest	23,449,701
Other assets	7,416
Total assets	$1,563,711,663
Liabilities
Payables for
Distributions	$248,962
Forward foreign currency exchange contracts	11,524
Investments purchased	13,290,990
Fund shares reacquired	4,576,134
Payable to affiliates
Investment adviser	39,436
Shareholder servicing costs	398,908
Distribution and service fees	12,491
Program manager fees	13
Payable for independent Trustees’ compensation	26,091
Accrued expenses and other liabilities	233,903
Total liabilities	$18,838,452
Net assets	$1,544,873,211
Net assets consist of
Paid-in capital	$1,653,631,160
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	6,616,429
Accumulated net realized gain (loss) on investments and foreign currency	(114,101,555)
Accumulated distributions in excess of net investment income	(1,272,823)
Net assets	$1,544,873,211
Shares of beneficial interest outstanding	451,373,274

26

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$514,238,060	150,215,454	$3.42
Class B	21,515,281	6,277,481	3.43
Class C	66,241,418	19,297,862	3.43
Class I	122,732,214	35,914,054	3.42
Class R1	1,133,633	330,928	3.43
Class R2	15,156,245	4,431,179	3.42
Class R3	6,368,562	1,861,325	3.42
Class R4	398,379	116,421	3.42
Class R6 (formerly Class R5)	791,824,764	231,390,020	3.42
Class 529A	3,549,103	1,037,894	3.42
Class 529B	355,134	103,764	3.42
Class 529C	1,360,418	396,892	3.43

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $3.57 [100 / 95.75 x $3.42] and $3.57 [100 / 95.75 x $3.42], respectively. On sales of $100,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A.

See Notes to Financial Statements

27

Financial Statements

STATEMENT OF OPERATIONS

Year ended 1/31/17

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$88,756,324
Dividends	340,219
Dividends from underlying affiliated funds	253,826
Other	4,794
Total investment income	$89,355,163
Expenses
Management fee	$6,681,392
Distribution and service fees	2,116,518
Shareholder servicing costs	1,887,579
Program manager fees	4,945
Administrative services fee	235,642
Independent Trustees’ compensation	37,094
Custodian fee	175,077
Reimbursement of custodian expenses	(21,006)
Shareholder communications	168,136
Audit and tax fees	79,947
Legal fees	166,572
Miscellaneous	251,220
Total expenses	$11,783,116
Fees paid indirectly	(954)
Reduction of expenses by investment adviser and distributor	(132,595)
Net expenses	$11,649,567
Net investment income	$77,705,596
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$(38,076,902)
Underlying affiliated funds	910
Futures contracts	179,683
Foreign currency	59,781
Net realized gain (loss) on investments and foreign currency	$(37,836,528)
Change in unrealized appreciation (depreciation)
Investments	$180,467,087
Futures contracts	360,783
Translation of assets and liabilities in foreign currencies	(12,257)
Net unrealized gain (loss) on investments and foreign currency translation	$180,815,613
Net realized and unrealized gain (loss) on investments and foreign currency	$142,979,085
Change in net assets from operations	$220,684,681

See Notes to Financial Statements

28

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 1/31
	2017	2016
Change in net assets
From operations
Net investment income	$77,705,596	$76,290,447
Net realized gain (loss) on investments and foreign currency	(37,836,528)	(13,277,719)
Net unrealized gain (loss) on investments and foreign currency translation	180,815,613	(144,032,300)
Change in net assets from operations	$220,684,681	$(81,019,572)
Distributions declared to shareholders
From net investment income	$(82,560,069)	$(80,164,041)
Change in net assets from fund share transactions	$96,742,580	$24,814,827
Total change in net assets	$234,867,192	$(136,368,786)
Net assets
At beginning of period	1,310,006,019	1,446,374,805
At end of period (including accumulated distributions in excess of net investment income of $1,272,823 and $483,816, respectively)	$1,544,873,211	$1,310,006,019

See Notes to Financial Statements

29

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 1/31
	2017		2016	2015	2014		2013
Net asset value, beginning of period	$3.11		$3.49	$3.60	$3.61		$3.44
Income (loss) from investment operations
Net investment income (d)	$0.17	(c)	$0.18	$0.19	$0.20		$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	0.32		(0.37)	(0.10)	(0.00	)(w)	0.18
Total from investment operations	$0.49		$(0.19)	$0.09	$0.20		$0.40
Less distributions declared to shareholders
From net investment income	$(0.18)		$(0.19)	$(0.20)	$(0.21)		$(0.23)
Net asset value, end of period (x)	$3.42		$3.11	$3.49	$3.60		$3.61
Total return (%) (r)(s)(t)(x)	16.18	(c)	(5.87)	2.45	5.71		12.05
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.97	(c)	0.95	0.95	0.93		0.93
Expenses after expense reductions (f)	0.96	(c)	0.94	0.93	0.92		0.93
Net investment income	5.16	(c)	5.20	5.25	5.64		6.39
Portfolio turnover	43		36	43	46		38
Net assets at end of period (000 omitted)	$514,238		$398,206	$452,587	$457,198		$504,600

See Notes to Financial Statements

30

Financial Highlights – continued

Class B	Years ended 1/31
	2017		2016	2015	2014		2013
Net asset value, beginning of period	$3.11		$3.49	$3.60	$3.61		$3.44
Income (loss) from investment operations
Net investment income (d)	$0.15	(c)	$0.15	$0.16	$0.17		$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	0.33		(0.37)	(0.10)	(0.00	)(w)	0.18
Total from investment operations	$0.48		$(0.22)	$0.06	$0.17		$0.38
Less distributions declared to shareholders
From net investment income	$(0.16)		$(0.16)	$(0.17)	$(0.18)		$(0.21)
Net asset value, end of period (x)	$3.43		$3.11	$3.49	$3.60		$3.61
Total return (%) (r)(s)(t)(x)	15.65	(c)	(6.57)	1.68	4.93		11.22
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.72	(c)	1.70	1.70	1.68		1.67
Expenses after expense reductions (f)	1.71	(c)	1.69	1.69	1.68		1.67
Net investment income	4.43	(c)	4.44	4.49	4.86		5.59
Portfolio turnover	43		36	43	46		38
Net assets at end of period (000 omitted)	$21,515		$20,420	$27,034	$31,175		$31,656

Class C	Years ended 1/31
	2017		2016	2015	2014		2013
Net asset value, beginning of period	$3.12		$3.50	$3.61	$3.62		$3.45
Income (loss) from investment operations
Net investment income (d)	$0.15	(c)	$0.15	$0.16	$0.17		$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	0.32		(0.37)	(0.10)	(0.00	)(w)	0.18
Total from investment operations	$0.47		$(0.22)	$0.06	$0.17		$0.38
Less distributions declared to shareholders
From net investment income	$(0.16)		$(0.16)	$(0.17)	$(0.18)		$(0.21)
Net asset value, end of period (x)	$3.43		$3.12	$3.50	$3.61		$3.62
Total return (%) (r)(s)(t)(x)	15.29	(c)	(6.55)	1.69	4.93		11.21
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.72	(c)	1.70	1.69	1.68		1.67
Expenses after expense reductions (f)	1.71	(c)	1.69	1.69	1.68		1.67
Net investment income	4.41	(c)	4.42	4.48	4.86		5.61
Portfolio turnover	43		36	43	46		38
Net assets at end of period (000 omitted)	$66,241		$57,442	$69,162	$76,490		$81,710

See Notes to Financial Statements

31

Financial Highlights – continued

Class I	Years ended 1/31
	2017		2016	2015	2014		2013
Net asset value, beginning of period	$3.10		$3.48	$3.59	$3.60		$3.44
Income (loss) from investment operations
Net investment income (d)	$0.18	(c)	$0.19	$0.19	$0.21		$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	0.33		(0.38)	(0.09)	(0.00	)(w)	0.16
Total from investment operations	$0.51		$(0.19)	$0.10	$0.21		$0.40
Less distributions declared to shareholders
From net investment income	$(0.19)		$(0.19)	$(0.21)	$(0.22)		$(0.24)
Net asset value, end of period (x)	$3.42		$3.10	$3.48	$3.59		$3.60
Total return (%) (r)(s)(x)	16.83	(c)	(5.66)	2.70	5.98		12.02
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.73	(c)	0.70	0.69	0.68		0.67
Expenses after expense reductions (f)	0.72	(c)	0.69	0.69	0.68		0.67
Net investment income	5.31	(c)	5.43	5.44	5.88		6.86
Portfolio turnover	43		36	43	46		38
Net assets at end of period (000 omitted)	$122,732		$49,917	$95,887	$67,027		$70,506

Class R1	Years ended 1/31
	2017		2016	2015	2014		2013
Net asset value, beginning of period	$3.11		$3.49	$3.60	$3.61		$3.44
Income (loss) from investment operations
Net investment income (d)	$0.15	(c)	$0.15	$0.16	$0.17		$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	0.33		(0.37)	(0.10)	(0.00	)(w)	0.18
Total from investment operations	$0.48		$(0.22)	$0.06	$0.17		$0.38
Less distributions declared to shareholders
From net investment income	$(0.16)		$(0.16)	$(0.17)	$(0.18)		$(0.21)
Net asset value, end of period (x)	$3.43		$3.11	$3.49	$3.60		$3.61
Total return (%) (r)(s)(x)	15.65	(c)	(6.58)	1.68	4.93		11.22
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.72	(c)	1.70	1.70	1.68		1.68
Expenses after expense reductions (f)	1.71	(c)	1.70	1.69	1.68		1.68
Net investment income	4.43	(c)	4.44	4.47	4.87		5.65
Portfolio turnover	43		36	43	46		38
Net assets at end of period (000 omitted)	$1,134		$1,007	$1,317	$1,199		$1,137
See Notes to Financial Statements

32

Financial Highlights – continued

Class R2	Years ended 1/31
	2017		2016	2015	2014		2013
Net asset value, beginning of period	$3.11		$3.49	$3.60	$3.61		$3.44
Income (loss) from investment operations
Net investment income (d)	$0.16	(c)	$0.17	$0.18	$0.19		$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	0.32		(0.37)	(0.10)	(0.00	)(w)	0.17
Total from investment operations	$0.48		$(0.20)	$0.08	$0.19		$0.39
Less distributions declared to shareholders
From net investment income	$(0.17)		$(0.18)	$(0.19)	$(0.20)		$(0.22)
Net asset value, end of period (x)	$3.42		$3.11	$3.49	$3.60		$3.61
Total return (%) (r)(s)(x)	15.89	(c)	(6.11)	2.19	5.45		11.77
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.22	(c)	1.20	1.20	1.18		1.18
Expenses after expense reductions (f)	1.21	(c)	1.20	1.19	1.18		1.18
Net investment income	4.88	(c)	4.94	5.00	5.38		6.18
Portfolio turnover	43		36	43	46		38
Net assets at end of period (000 omitted)	$15,156		$2,618	$3,036	$3,469		$4,103

Class R3	Years ended 1/31
	2017		2016	2015	2014		2013
Net asset value, beginning of period	$3.11		$3.49	$3.60	$3.61		$3.44
Income (loss) from investment operations
Net investment income (d)	$0.17(	c)	$0.18	$0.19	$0.20		$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	0.32		(0.37)	(0.10)	(0.00	)(w)	0.18
Total from investment operations	$0.49		$(0.19)	$0.09	$0.20		$0.40
Less distributions declared to shareholders
From net investment income	$(0.18)		$(0.19)	$(0.20)	$(0.21)		$(0.23)
Net asset value, end of period (x)	$3.42		$3.11	$3.49	$3.60		$3.61
Total return (%) (r)(s)(x)	16.17	(c)	(5.87)	2.45	5.71		12.05
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.97	(c)	0.95	0.95	0.93		0.93
Expenses after expense reductions (f)	0.96	(c)	0.95	0.94	0.93		0.93
Net investment income	5.19	(c)	5.20	5.26	5.63		6.39
Portfolio turnover	43		36	43	46		38
Net assets at end of period (000 omitted)	$6,369		$6,359	$6,755	$8,046		$8,183

See Notes to Financial Statements

33

Financial Highlights – continued

Class R4	Years ended 1/31
	2017		2016	2015	2014		2013
Net asset value, beginning of period	$3.11		$3.49	$3.60	$3.61		$3.44
Income (loss) from investment operations
Net investment income (d)	$0.18	(c)	$0.19	$0.20	$0.21		$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	0.32		(0.38)	(0.10)	(0.00	)(w)	0.18
Total from investment operations	$0.50		$(0.19)	$0.10	$0.21		$0.41
Less distributions declared to shareholders
From net investment income	$(0.19)		$(0.19)	$(0.21)	$(0.22)		$(0.24)
Net asset value, end of period (x)	$3.42		$3.11	$3.49	$3.60		$3.61
Total return (%) (r)(s)(x)	16.46	(c)	(5.63)	2.71	5.98		12.33
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.72	(c)	0.70	0.70	0.68		0.68
Expenses after expense reductions (f)	0.72	(c)	0.70	0.69	0.68		0.68
Net investment income	5.40	(c)	5.44	5.47	5.86		6.65
Portfolio turnover	43		36	43	46		38
Net assets at end of period (000 omitted)	$398		$300	$571	$464		$302

Class R6 (formerly Class R5)	Years ended 1/31						Period ended 1/31/13 (i)
	2017		2016	2015	2014
Net asset value, beginning of period	$3.11		$3.49	$3.60	$3.61		$3.41
Income (loss) from investment operations
Net investment income (d)	$0.18	(c)	$0.19	$0.20	$0.21		$0.15
Net realized and unrealized gain (loss) on investments and foreign currency	0.32		(0.37)	(0.10)	(0.00	)(w)	0.21
Total from investment operations	$0.50		$(0.18)	$0.10	$0.21		$0.36
Less distributions declared to shareholders
From net investment income	$(0.19)		$(0.20)	$(0.21)	$(0.22)		$(0.16)
Net asset value, end of period (x)	$3.42		$3.11	$3.49	$3.60		$3.61
Total return (%) (r)(s)(x)	16.58	(c)	(5.55)	2.79	6.06		10.74(n	)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.62	(c)	0.61	0.62	0.61		0.63(a	)
Expenses after expense reductions (f)	0.61	(c)	0.61	0.61	0.61		0.63(a	)
Net investment income	5.55	(c)	5.54	5.57	5.93		6.37(a	)
Portfolio turnover	43		36	43	46		38
Net assets at end of period (000 omitted)	$791,825		$769,246	$784,830	$699,123		$516,399

See Notes to Financial Statements

34

Financial Highlights – continued

Class 529A	Years ended 1/31
	2017		2016	2015	2014		2013
Net asset value, beginning of period	$3.10		$3.49	$3.60	$3.61		$3.43
Income (loss) from investment operations
Net investment income (d)	$0.17	(c)	$0.18	$0.19	$0.20		$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	0.33		(0.39)	(0.10)	(0.00	)(w)	0.19
Total from investment operations	$0.50		$(0.21)	$0.09	$0.20		$0.41
Less distributions declared to shareholders
From net investment income	$(0.18)		$(0.18)	$(0.20)	$(0.21)		$(0.23)
Net asset value, end of period (x)	$3.42		$3.10	$3.49	$3.60		$3.61
Total return (%) (r)(s)(t)(x)	16.51	(c)	(6.20)	2.41	5.69		12.33
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.07	(c)	1.05	1.05	1.03		1.03
Expenses after expense reductions (f)	1.00	(c)	0.98	0.98	0.96		0.98
Net investment income	5.13	(c)	5.16	5.21	5.60		6.31
Portfolio turnover	43		36	43	46		38
Net assets at end of period (000 omitted)	$3,549		$2,925	$3,270	$3,164		$2,748

Class 529B	Years ended 1/31
	2017		2016	2015	2014		2013
Net asset value, beginning of period	$3.11		$3.49	$3.60	$3.61		$3.44
Income (loss) from investment operations
Net investment income (d)	$0.15	(c)	$0.15	$0.16	$0.17		$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	0.32		(0.37)	(0.10)	(0.00	)(w)	0.17
Total from investment operations	$0.47		$(0.22)	$0.06	$0.17		$0.37
Less distributions declared to shareholders
From net investment income	$(0.16)		$(0.16)	$(0.17)	$(0.18)		$(0.20)
Net asset value, end of period (x)	$3.42		$3.11	$3.49	$3.60		$3.61
Total return (%) (r)(s)(t)(x)	15.26	(c)	(6.63)	1.63	4.87		11.17
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.82	(c)	1.80	1.80	1.78		1.78
Expenses after expense reductions (f)	1.76	(c)	1.75	1.74	1.73		1.73
Net investment income	4.38	(c)	4.40	4.45	4.83		5.60
Portfolio turnover	43		36	43	46		38
Net assets at end of period (000 omitted)	$355		$308	$334	$337		$375

See Notes to Financial Statements

35

Financial Highlights – continued

Class 529C	Years ended 1/31
	2017		2016	2015	2014		2013
Net asset value, beginning of period	$3.11		$3.49	$3.60	$3.61		$3.44
Income (loss) from investment operations
Net investment income (d)	$0.15	(c)	$0.15	$0.16	$0.17		$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	0.33		(0.37)	(0.10)	(0.00	)(w)	0.17
Total from investment operations	$0.48		$(0.22)	$0.06	$0.17		$0.37
Less distributions declared to shareholders
From net investment income	$(0.16)		$(0.16)	$(0.17)	$(0.18)		$(0.20)
Net asset value, end of period (x)	$3.43		$3.11	$3.49	$3.60		$3.61
Total return (%) (r)(s)(t)(x)	15.60	(c)	(6.62)	1.63	4.88		11.17
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.82	(c)	1.80	1.79	1.78		1.77
Expenses after expense reductions (f)	1.76	(c)	1.75	1.74	1.73		1.72
Net investment income	4.37	(c)	4.38	4.43	4.81		5.56
Portfolio turnover	43		36	43	46		38
Net assets at end of period (000 omitted)	$1,360		$1,257	$1,593	$1,758		$1,311

(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For Class R6, the period is from inception, June 1, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

36

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS High Income Fund (the fund) is a diversified series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet

37

Notes to Financial Statements – continued

offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination

38

Notes to Financial Statements – continued

of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of January 31, 2017 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$15,459,180	$—	$—	$15,459,180
U.S. Corporate Bonds	—	1,226,925,077	—	1,226,925,077
Commercial Mortgage-Backed Securities	—	243,268	—	243,268
Asset-Backed Securities (including CDOs)	—	29	—	29
Foreign Bonds	—	182,953,846	—	182,953,846
Floating Rate Loans	—	53,715,143	—	53,715,143
Mutual Funds	54,009,759	—	—	54,009,759
Total Investments	$69,468,939	$1,463,837,363	$—	$1,533,306,302

Other Financial Instruments
Forward Foreign Currency Exchange Contracts-Liabilities	$—	$(11,524)	$—	$(11,524)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates

39

Notes to Financial Statements – continued

prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options, futures contracts, and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at January 31, 2017 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange	$(11,524)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended January 31, 2017 as reported in the Statement of Operations:

Risk	Futures Contracts	Foreign Currency	Investments (Purchased Options)
Interest Rate	$179,683	$—	$—
Foreign Exchange	—	61,107	—
Equity	—	—	(106,490)
Total	$179,683	$61,107	$(106,490)

40

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended January 31, 2017 as reported in the Statement of Operations:

Risk	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies
Interest Rate	$360,783	$—
Foreign Exchange	—	(12,970)
Total	$360,783	$(12,970)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may make payments of interest on cash collateral held by the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Purchased Options – The fund purchased call options for a premium. Purchased call options entitle the holder to buy a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument.

41

Notes to Financial Statements – continued

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

42

Notes to Financial Statements – continued

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an international payment system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

43

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended January 31, 2017, is shown as a reduction of total expenses in the Statement of Operations.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards and amortization and accretion of debt securities.

44

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	1/31/17	1/31/16
Ordinary income (including any short-term capital gains)	$82,560,069	$80,164,041

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 1/31/17
Cost of investments	$1,533,453,425
Gross appreciation	33,515,867
Gross depreciation	(33,662,990)
Net unrealized appreciation (depreciation)	$(147,123)
Undistributed ordinary income	6,433,973
Capital loss carryforwards	(107,327,164)
Other temporary differences	(7,717,635)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after January 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of January 31, 2017, the fund had capital loss carryforwards available to offset future realized gains as follows:

Pre-enactment losses which expire as follows:
1/31/18	$(46,635,154)

Post-enactment losses which are characterized as follows:
Short-Term	$ (890,036)
Long-Term	(59,801,974)
Total	$(60,692,010)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight

45

Notes to Financial Statements – continued

years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 1/31/17	Year ended 1/31/16
Class A	$25,362,461	$24,166,073
Class B	1,015,085	1,152,591
Class C	3,019,248	3,125,471
Class I	4,232,238	4,572,774
Class R1	51,210	53,732
Class R2	690,396	146,288
Class R3	376,815	372,178
Class R4	18,211	30,800
Class R6 (formerly Class R5)	47,535,896	46,283,882
Class 529A	180,097	173,599
Class 529B	15,992	15,392
Class 529C	62,420	71,261
Total	$82,560,069	$80,164,041

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1.4 billion of average daily net assets	0.46%
Average daily net assets in excess of $1.4 billion	0.44%

The investment adviser has agreed in writing to reduce its management fee to 0.42% of average daily net assets in excess of $3 billion. This written agreement will terminate on May 30, 2017. For the year ended January 31, 2017, the fund’s average daily net assets did not exceed $3 billion and therefore, the management fee was not reduced in accordance with this agreement. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended January 31, 2017, this management fee reduction amounted to $103,060, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended January 31, 2017 was equivalent to an annual effective rate of 0.45% of the fund’s average daily net assets.

Effective May 31, 2017, the management fee will be computed daily and paid monthly at the following annual rates:

First $1.4 billion of average daily net assets	0.46%
Next $1.6 billion of average daily net assets	0.44%
Average daily net assets in excess of $3 billion	0.42%

46

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $97,170 and $714 for the year ended January 31, 2017, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$1,151,981
Class B	0.75%	0.25%	1.00%	1.00%	212,533
Class C	0.75%	0.25%	1.00%	1.00%	633,280
Class R1	0.75%	0.25%	1.00%	1.00%	10,732
Class R2	0.25%	0.25%	0.50%	0.50%	66,104
Class R3	—	0.25%	0.25%	0.25%	17,075
Class 529A	—	0.25%	0.25%	0.23%	8,212
Class 529B	0.75%	0.25%	1.00%	1.00%	3,386
Class 529C	0.75%	0.25%	1.00%	1.00%	13,215
Total Distribution and Service Fees					$2,116,518

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended January 31, 2017 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended January 31, 2017, this rebate amounted to $26,151, $127, $267, $7, $499 and $11 for Class A, Class B, Class C, Class R2, Class 529A, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in

47

Notes to Financial Statements – continued

the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended January 31, 2017, were as follows:

Amount
Class A	$8,111
Class B	43,093
Class C	8,731
Class 529B	20
Class 529C	54

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will expire on May 31, 2018, unless MFD elects to extend the waiver. For the year ended January 31, 2017, this waiver amounted to $2,473 and is included in the reduction of total expenses in the Statement of Operations. The program manager fee incurred for the year ended January 31, 2017 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended January 31, 2017, were as follows:

	Fee	Waiver
Class 529A	$3,285	$1,643
Class 529B	339	169
Class 529C	1,321	661
Total Program Manager Fees and Waivers	$4,945	$2,473

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended January 31, 2017, the fee was $226,060, which equated to 0.0155% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended January 31, 2017, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $791,729.

Under a Special Servicing Agreement among MFS, certain MFS funds which invest in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-funds’ transfer agent-related expenses, including sub-accounting

48

Notes to Financial Statements – continued

fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-funds. For the year ended January 31, 2017, these costs for the fund amounted to $869,790 and are included in “Shareholder servicing costs” in the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended January 31, 2017 was equivalent to an annual effective rate of 0.0162% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $4,053 and the Retirement Deferral plan resulted in an expense of $3,282. Both amounts are included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended January 31, 2017. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $26,091 at January 31, 2017, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended January 31, 2017, the fee paid by the fund under this agreement was $2,783 and is included in “Miscellaneous” expense in the

49

Notes to Financial Statements – continued

Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions (“cross-trades”) with funds and accounts for which MFS serves as investment adviser or sub-adviser pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended January 31, 2017, the fund engaged in sales transactions pursuant to this policy, which amounted to $5,409,713. The sales transactions resulted in net realized gains (losses) of $316,214.

(4) Portfolio Securities

For the year ended January 31, 2017, purchases and sales of investments, other than purchased option transactions and short-term obligations, aggregated $694,246,225 and $594,255,841, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 1/31/17		Year ended 1/31/16
	Shares	Amount	Shares	Amount
Shares sold
Class A	48,298,887	$160,969,247	30,364,004	$103,414,541
Class B	1,015,792	3,371,628	816,890	2,780,574
Class C	4,141,083	13,674,280	3,133,817	10,702,426
Class I	28,729,751	96,468,450	23,023,278	78,615,770
Class R1	101,470	339,643	84,022	286,914
Class R2	4,852,341	15,682,876	171,821	575,098
Class R3	386,313	1,284,826	193,429	658,875
Class R4	38,913	130,505	33,277	115,223
Class R6 (formerly Class R5)	6,679,973	21,985,513	15,089,767	50,094,036
Class 529A	397,707	1,336,655	243,216	811,992
Class 529B	12,709	41,848	8,041	27,365
Class 529C	59,251	197,941	68,857	240,846
	94,714,190	$315,483,412	73,230,419	$248,323,660

50

Notes to Financial Statements – continued

	Year ended 1/31/17		Year ended 1/31/16
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	7,049,598	$23,439,276	6,471,379	$21,876,784
Class B	285,897	950,570	310,853	1,053,240
Class C	805,150	2,681,811	808,335	2,742,183
Class I	1,164,021	3,882,738	1,262,575	4,290,921
Class R1	15,353	51,004	15,816	53,608
Class R2	203,534	680,149	41,688	141,111
Class R3	113,526	376,815	110,264	372,176
Class R4	5,479	18,209	9,040	30,799
Class R6 (formerly Class R5)	14,158,239	46,977,416	13,656,269	46,086,682
Class 529A	53,344	177,124	50,964	172,202
Class 529B	4,811	15,974	4,556	15,387
Class 529C	18,707	62,206	20,795	70,496
	23,877,659	$79,313,292	22,762,534	$76,905,589

Shares reacquired
Class A	(33,306,991)	$(111,306,625)	(38,427,371)	$(130,209,088)
Class B	(1,588,285)	(5,261,126)	(2,302,852)	(7,804,017)
Class C	(4,083,537)	(13,535,424)	(5,273,538)	(17,771,984)
Class I	(10,073,194)	(33,607,628)	(35,746,162)	(120,581,473)
Class R1	(109,740)	(366,472)	(153,128)	(529,105)
Class R2	(1,467,167)	(4,902,716)	(241,018)	(827,014)
Class R3	(686,472)	(2,313,961)	(193,225)	(644,305)
Class R4	(24,506)	(79,430)	(109,423)	(364,116)
Class R6 (formerly Class R5)	(37,158,088)	(125,154,674)	(6,132,328)	(20,200,136)
Class 529A	(355,492)	(1,198,882)	(289,986)	(973,735)
Class 529B	(12,986)	(43,242)	(9,229)	(31,138)
Class 529C	(85,176)	(283,944)	(141,619)	(478,311)
	(88,951,634)	$(298,054,124)	(89,019,879)	$(300,414,422)

Net change
Class A	22,041,494	$73,101,898	(1,591,988)	$(4,917,763)
Class B	(286,596)	(938,928)	(1,175,109)	(3,970,203)
Class C	862,696	2,820,667	(1,331,386)	(4,327,375)
Class I	19,820,578	66,743,560	(11,460,309)	(37,674,782)
Class R1	7,083	24,175	(53,290)	(188,583)
Class R2	3,588,708	11,460,309	(27,509)	(110,805)
Class R3	(186,633)	(652,320)	110,468	386,746
Class R4	19,886	69,284	(67,106)	(218,094)
Class R6 (formerly Class R5)	(16,319,876)	(56,191,745)	22,613,708	75,980,582
Class 529A	95,559	314,897	4,194	10,459
Class 529B	4,534	14,580	3,368	11,614
Class 529C	(7,218)	(23,797)	(51,967)	(166,969)
	29,640,215	$96,742,580	6,973,074	$24,814,827

51

Notes to Financial Statements – continued

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, the MFS Growth Allocation Fund, the MFS Conservative Allocation Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025, and the MFS Lifetime Income Fund were the owners of record of approximately 19%, 16%, 10%, 2%, 1%, 1%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2035 Fund and the MFS Lifetime 2040 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended January 31, 2017, the fund’s commitment fee and interest expense were $8,825 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	43,971,779	377,328,029	(367,290,049)	54,009,759

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$910	$—	$253,826	$54,009,759

(8) Legal Proceedings

In May 2015, the Motors Liquidation Company Avoidance Action Trust (hereafter, “AAT”) served upon the fund a complaint in an adversary proceeding in the U.S. Bankruptcy Court for the Southern District of New York, captioned Motors Liquidation Company Avoidance Action Trust v. JPMorgan Chase Bank, N.A., et al. (No. 09-00504 (REG)). The

52

Notes to Financial Statements – continued

complaint, which was originally filed in 2009 but not served on the fund until 2015, names as defendants over 500 entities (including the fund) that held an interest in a $1.5 billion General Motors (GM) term loan in 2009, when GM filed for bankruptcy. The AAT alleges that the fund and the other term loan lenders were improperly treated as secured lenders with respect to the term loan shortly before and immediately after GM’s bankruptcy, receiving full principal and interest payments under the loan. The AAT alleges that the fund and other term loan lenders should have been treated as unsecured (or partially unsecured) creditors because the main lien securing the collateral was allegedly not perfected at the time of GM’s bankruptcy due to an erroneous filing in October 2008 that terminated the financing statement perfecting the lien. The AAT seeks to claw back payments made to the fund and the other term loan lenders after, and during the 90 days before, GM’s June 2009 bankruptcy petition. During that time period, the fund received term loan payments of approximately $6,084,000. The fund cannot predict the outcome of this proceeding. Among other things, it is unclear whether the AAT’s claims will succeed; what the fund would be entitled to as an unsecured (or partially unsecured) creditor, given the existence of other collateral not impacted by the erroneous October 2008 filing; whether third parties responsible for the erroneous October 2008 filing would bear some or all of any liability; and the degree to which the fund may be entitled to indemnification from a third party for any amount required to be disgorged. The fund has and will continue to incur legal expenses associated with the defense of this action and in related claims against third parties.

53

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust III and the Shareholders of MFS High Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS High Income Fund (one of the series of MFS Series Trust III) (the “Fund”) as of January 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2017, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS High Income Fund as of January 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 20, 2017

54

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of March 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	Massachusetts Financial Services Company, Executive Chairman (since January 2017) and Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 55)	Trustee	January 2014	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

55

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A
Michael Hegarty (age 72)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	Private investor	N/A
Maryanne L. Roepke (age 61)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

56

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
David L. DiLorenzo (k) (age 48)	President	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

57

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 56)	Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller and Kavanaugh and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of March 1, 2017, the Trustees served as board members of 137 funds within the MFS Family of Funds.

58

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
William Adams David Cole

59

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

60

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2017 income tax forms in January 2018.

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rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

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Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

63

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. Effective January 1, 2017, the Code was amended to (i) clarify that the term “for profit” company as used in Section II.B of the Code excludes the investment adviser and its subsidiaries and pooled investment vehicles sponsored by the investment adviser or its subsidiaries, (ii) align the Code’s provisions regarding receipt of gifts and entertainment in Section II.B of the Code with the gifts and entertainment policy of the Funds’ investment adviser, and (iii) make other administrative changes. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the amended Code of Ethics effective as of January 1, 2017 is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller and John P. Kavanaugh and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller and Kavanaugh and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended January 31, 2017 and 2016, audit fees billed to each Fund by Deloitte and E&Y were as follows:

	Audit Fees
	2017	2016
Fees billed by Deloitte:
MFS Global High Yield Fund	74,320	72,879
MFS High Income Fund	69,622	68,273
MFS High Yield Pooled Portfolio	32,022	31,410

Total	175,964	172,562

	Audit Fees
	2017	2016
Fees billed by E&Y:
MFS Municipal High Income Fund	52,262	50,763

For the fiscal years ended January 31, 2017 and 2016, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2017	2016	2017	2016	2017	2016
Fees billed by Deloitte:
To MFS Global High Yield Fund	0	0	6,571	6,474	0	0
To MFS High Income Fund	0	0	8,502	8,376	0	0
To MFS High Yield Pooled Portfolio	0	0	8,258	8,136	0	0
Total fees billed by Deloitte To above Funds	0	0	23,331	22,986	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2017	2016	2017	2016	2017	2016
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Global High Yield Fund*	0	55,409	0	0	5,000	5,000
To MFS and MFS Related Entities of MFS High Income Fund *	0	55,409	0	0	5,000	5,000
To MFS and MFS Related Entities of MFS High Yield Pooled Portfolio*	0	55,409	0	0	5,000	5,000

	Aggregate Fees for Non-audit Services
	2017	2016
Fees billed by Deloitte:
To MFS Global High Yield Fund, MFS and MFS Related Entities#	169,789	66,883
To MFS High Income Fund, MFS and MFS Related Entities#	171,720	68,785
To MFS High Yield Pooled Portfolio, MFS and MFS Related Entities#	171,476	68,545

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2017	2016	2017	2016	2017	2016
Fees billed by E&Y:
To MFS Municipal High Income Fund	0	0	9,388	9,249	2,498	2,182

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2017	2016	2017	2016	2017	2016
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Municipal High Income Fund*	1,079,010	1,786,175	0	0	99,450	149,169

	Aggregate Fees for Non-audit Services
	2017	2016
Fees billed by E&Y:
To MFS Municipal High Income Fund, MFS and MFS Related Entities#	1,347,946	2,157,775

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte or E&Y, as the case may be, for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[4]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to the review of internal controls and Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST III

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President

Date: March 20, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo , President (Principal Executive Officer)

Date: March 20, 2017

By (Signature and Title)*	/S/ JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: March 20, 2017

*	Print name and title of each signing officer under his or her signature.